Document and Entity Information	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2010
Document Type	20-F
Amendment Flag	false
Document Period End Date	Jun 30, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	GFI
Entity Registrant Name	GOLD FIELDS LTD
Entity Central Index Key	0001172724
Current Fiscal Year End Date	--06-30
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		705,903,511

Consolidated Statements of Operations (USD $) In Millions, except Share data	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
REVENUES
Product sales	$ 4,164.3	$ 3,228.3	$ 3,206.2
COSTS AND EXPENSES
Production costs (exclusive of depreciation and amortization)	2,544	1,998.6	1,996.1
Depreciation and amortization	631.1	433.5	400.5
Corporate expenditure	47.5	35.5	41
Employee termination costs	10.3	21	16.2
Exploration expenditure	82.4	58	39.8
Impairment of assets			11.4
-Profit on disposal of property, plant and equipment	(0.3)	(0.5)	(4.6)
Shaft closure costs		(0.2)	3.3
(Decrease)/increase in provision for post-retirement health care costs	(9.4)	3.4	(0.7)
Accretion expense on provision for environmental rehabilitation	19.3	13.9	12
Share-based compensation	53.9	33.7	20.7
Costs and Expenses, Total	3,378.8	2,596.9	2,535.7
OTHER INCOME/(EXPENSES)
Interest and dividends	40.2	24.9	31.2
Finance expense	(65.2)	(73.9)	(100.4)
Gain/(loss) on financial instruments	27.7	(1.3)	19.8
(Loss)/gain on foreign exchange	(8.5)	10.2	1.7
Profit/(loss) on disposal of listed investments	111.7	(16.1)	3.7
Impairment of listed investments	(8.1)	(16)
(Loss)/profit on disposal of subsidiaries		(0.3)	208.4
Other (expenses)/income	(31.9)	(7.7)	5.9
Nonoperating Income (Expense), Total	65.9	(80.2)	170.3
INCOME BEFORE TAX, IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	851.4	551.2	840.8
Income and mining tax expense	(358.4)	(264.6)	(271.2)
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	493	286.6	569.6
Impairment of investment in equity investee		87.4	61.3
Share of equity investees' losses	(22.7)	(3.5)	(16)
Net income	470.3	195.7	492.3
Net income attributable to non-controlling interests	(79.3)	(34.8)	(39.8)
Net income attributable to Gold Fields shareholders	$ 391	$ 160.9	$ 452.5
BASIC EARNINGS PER SHARE ATTRIBUTABLE TO GOLD FIELDS SHAREHOLDERS ( $)	$ 0.55	$ 0.24	$ 0.69
DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO GOLD FIELDS SHAREHOLDERS ( $)	$ 0.55	$ 0.24	$ 0.69
WEIGHTED AVERAGE NUMBER OF SHARES USED IN THE
-COMPUTATION OF BASIC EARNINGS PER SHARE	705,364,200	670,328,262	652,538,212
-COMPUTATION OF DILUTED EARNINGS PER SHARE	714,549,842	677,790,732	656,252,205
DIVIDEND PER SHARE ( $)	$ 0.17	$ 0.17	$ 0.22

Consolidated Balance Sheets (USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009
CURRENT ASSETS
Cash and cash equivalents	$ 500.7	$ 357.5
Receivables	305.4	383.5
Inventories	234.9	196
Materials contained on heap leach pads	91.5	81.3
Total current assets	1,132.5	1,018.3
Property, plant and equipment, net	6,639.7	5,756.9
Goodwill	1,154.9	1,084.7
Non-current investments	254.3	475.2
TOTAL ASSETS	9,181.4	8,335.1
LIABILITIES AND EQUITY
Accounts payable and provisions	551.9	533.5
Financial instruments		1.7
Interest payable	4.5	14.4
Income and mining taxes payable	104.3	98.2
Bank overdraft		9.7
Short-term loans and current portion of long-term loans	691.1	317.8
Total current liabilities	1,351.8	975.3
Long-term loans	430	785.9
Deferred income and mining taxes	982.5	817.7
Provision for environmental rehabilitation	275.7	236.9
Other non-current liabilities		3.9
Provision for post-retirement health care costs	2.8	11.4
Total liabilities	3,042.8	2,831.1
COMMITMENTS AND CONTINGENCIES-see notes 20 and 21
EQUITY
Share capital-1,000,000,000 (2009: 1,000,000,000) authorized ordinary shares of 50 South African cents each. Shares issued 705,903,511 (2009: 704,749,849)	57.8	57.7
Additional paid-in capital	5,005.4	4,944.2
Retained earnings	834.4	561.5
Accumulated other comprehensive loss	(96.5)	(338.9)
Gold Fields shareholders'equity	5,801.1	5,224.5
Non-controlling interests	337.5	279.5
Total equity	6,138.6	5,504
TOTAL LIABILITIES AND EQUITY	$ 9,181.4	$ 8,335.1

Consolidated Balance Sheets (Parenthetical) (ZAR)	Jun. 30, 2010	Jun. 30, 2009
Share capital, authorized ordinary shares	1,000,000,000	1,000,000,000
Share capital, par value	0.5	0.5
Share capital, Shares issued	705,903,511	704,749,849

Consolidated Statements of Changes in Equity (USD $) In Millions, except Share data	Share capital	Additional paid-in capital	Retained earnings	Accumulated other comprehensive (loss)/income		Non-controlling interests		Share of equity investee's other comprehensive income	Mark-to-market of listed investments	Foreign exchange translation	Total
BEGINNING BALANCE (in shares) at Jun. 30, 2007	652,158,066
BEGINNING BALANCE at Jun. 30, 2007	$ 54.8	$ 4,459.8	$ 211.8	$ 64.8		$ 127.1			$ 112.9	$ (48.1)	$ 4,918.3
Net income			452.5			39.8					492.3
Share of equity investee's other comprehensive income movements				9.6				9.6			9.6
Dividends declared			(142.5)								(142.5)
Share-based compensation		20.7									20.7
Mark-to-market of listed investments				43.1					43.1		43.1
Realized (gain)/loss on disposal of listed investments				0.9					0.9		0.9
Exercise of employee share options (in shares)	1,042,616
Foreign exchange translation				(361.4)						(361.4)	(376.9)
Exercise of employee share options	0.1	9.9									10
Other comprehensive income (loss)				(307.8)	[1]	(15.5)	[1]				(323.3)	[1]
ENDING BALANCE (in shares) at Jun. 30, 2008	653,200,682
ENDING BALANCE at Jun. 30, 2008	54.9	4,490.4	521.8	(243)		151.4		9.6	156.9	(409.5)	4,975.5
Net income			160.9			34.8					195.7
Share of equity investee's other comprehensive income movements				(0.3)				(0.3)			(0.3)
Dividends declared			(121.2)								(121.2)
Loss arising on dilution of shareholding in equity investee				(24.5)				(24.5)			(24.5)
Share-based compensation		33.7									33.7
Mark-to-market of listed investments				(122.4)					(122.4)		(122.4)
Shares issued on conversion of debt instrument to equity: Mvela (in shares)	50,000,000
Realized (gain)/loss on disposal of listed investments				16.1					16.1		16.1
Shares issued on conversion of debt instrument to equity: Mvela	2.7	412.2									414.9
Impairment of listed investments				16					16		16
Exercise of employee share options (in shares)	1,549,167
Foreign exchange translation				19.2						19.2	14.9
Exercise of employee share options	0.1	7.9									8
Other comprehensive income (loss)				(95.9)	[1]	(4.3)	[1]				(100.2)	[1]
Rights issue to non-controlling interests-Cerro Corona						97.6					97.6
ENDING BALANCE (in shares) at Jun. 30, 2009	704,749,849
ENDING BALANCE at Jun. 30, 2009	57.7	4,944.2	561.5	(338.9)		279.5		(15.2)	66.6	(390.3)	5,504
Net income			391			79.3					470.3
Share of equity investee's other comprehensive income movements				0.8				0.8			0.8
Dividends declared			(118.1)			(23.1)					(141.2)
Share-based compensation		53.9									53.9
Mark-to-market of listed investments				24.9					24.9		24.9
Realized (gain)/loss on disposal of listed investments				(111.7)					(111.7)		(111.7)
Impairment of listed investments				8.1					8.1		8.1
Exercise of employee share options (in shares)	1,153,662
Foreign exchange translation				320.3						320.3	337.5
Exercise of employee share options	0.1	7.3									7.4
Other comprehensive income (loss)				242.4	[1]	17.2	[1]				259.6	[1]
Repayment of funds to non-controlling interests						(15.4)					(15.4)
ENDING BALANCE (in shares) at Jun. 30, 2010	705,903,511
ENDING BALANCE at Jun. 30, 2010	$ 57.8	$ 5,005.4	$ 834.4	$ (96.5)		$ 337.5		$ (14.4)	$ (12.1)	$ (70)	$ 6,138.6

[1]	Non-controlling interests' share of other comprehensive income/(loss) relates to foreign exchange translation

Consolidated Statements of Comprehensive Income (USD $) In Millions	12 Months Ended
	Jun. 30, 2010		Jun. 30, 2009		Jun. 30, 2008
Net income	$ 470.3		$ 195.7		$ 492.3
Other comprehensive income/(loss)
Share of equity investee's other comprehensive income movements	0.8		(0.3)		9.6
Loss arising on dilution of shareholding in equity investee			(24.5)
Mark-to-market adjustment of listed investments	24.9		(122.4)		43.1
Realized (gain)/loss on disposal of listed investments	(111.7)		16.1		0.9
Impairment of listed investments	8.1		16
Foreign currency translation adjustment	337.5		14.9		(376.9)
Other comprehensive income/(loss)	259.6	[1]	(100.2)	[1]	(323.3)	[1]
Comprehensive income	729.9		95.5		169
Comprehensive income attributable to:
Gold Fields shareholders	633.4		65		144.7
Non-controlling interests	96.5		30.5		24.3
Comprehensive income	$ 729.9		$ 95.5		$ 169

[1]	Non-controlling interests' share of other comprehensive income/(loss) relates to foreign exchange translation

Consolidated Statements of Cash Flows(USD ( $)) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
CASH FLOWS FROM OPERATIONS
Net income	$ 470.3	$ 195.7	$ 492.3
Reconciled to net cash provided by operations:
-Share of equity investees' losses	22.7	3.5	16
Impairment of investment in equity investee		87.4	61.3
-Income and mining tax expense	358.4	264.6	271.2
-Impairment of assets			11.4
-(Profit)/loss on disposal of listed investments	(111.7)	16.1	(3.7)
-Impairment of listed investments	8.1	16
-Loss/(profit) on disposal of subsidiaries		0.3	(208.4)
-Shaft closure costs		(0.2)	3.3
-Depreciation and amortization	631.1	433.5	400.5
-Profit on disposal of property, plant and equipment	(0.3)	(0.5)	(4.6)
-Share-based compensation	53.9	33.7	20.7
-Accretion expense on provision for environmental rehabilitation	19.3	13.9	12
-(Decrease)/increase in provision for post-retirement health care costs	(9.4)	3.4	(0.7)
-Payment against post-retirement health care provision	(0.3)	(0.2)	(0.4)
-Finance expense capitalized	(6.5)	(63.6)	(42.1)
-Other	(54.1)	(50.5)	(34.3)
Changes in operating assets and liabilities:
-Receivables	94.4	(104.9)	(24)
-Inventories and heap leach pads	(43.4)	(60.3)	(34)
-Accounts payable and provisions	(41.7)	44.9	106
-Income and mining taxes paid	(227.9)	(197.9)	(143.5)
NET CASH PROVIDED BY OPERATIONS	1,162.9	634.9	899
CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(913.1)	(760.3)	(1,154.4)
Proceeds on disposal of property, plant and equipment	1.2	3.6	5.8
Royalty termination	(257.1)
Purchase of Glencar asset	(43)
Purchase of listed investments	(13.5)	(12.8)	(134.5)
Proceeds on sale of listed investments	385.8	54.3	13.7
Proceeds on disposal of subsidiary		5	310.9
Investment in environmental trust fund	(12.3)	(10.4)	(11.6)
NET CASH UTILIZED IN INVESTING ACTIVITIES	(852)	(720.6)	(970.1)
CASH FLOWS FROM FINANCING ACTIVITIES
Long and short-term loans raised	1,619.9	1,312.3	603.4
Long and short-term loans repaid	(1,637.5)	(993.5)	(586.5)
(Repayment)/utilization of bank overdraft	(9.7)	7	(0.6)
Decrease in non-controlling funding	(15.4)
Dividends paid to company shareholders	(118.1)	(121.2)	(142.5)
Dividends paid to non-controlling shareholders	(23.1)
Proceeds from rights issue-Cerro Corona			96
Ordinary shares issued	7.4	10.7	10
NET CASH (UTILIZED IN)/PROVIDED BY FINANCING ACTIVITIES	(176.5)	215.3	(20.2)
EFFECT OF EXCHANGE RATE ON CASH AND CASH EQUIVALENTS	8.8	(25.8)	18.6
NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	143.2	103.8	(72.7)
CASH AND CASH EQUIVALENTS-JULY 1,	357.5	253.7	326.4
CASH AND CASH EQUIVALENTS-JUNE 30,	$ 500.7	$ 357.5	$ 253.7

GENERAL	12 Months Ended
Jun. 30, 2010
GENERAL
1	GENERAL

Gold Fields Limited (formerly Driefontein Consolidated Limited (“Driefontein”), the “Company” or the “Group”) was originally incorporated in South Africa and listed on the JSE Securities Exchange S.A. (“JSE”) during 1968 as East Driefontein Gold Mining Company Limited. Following a merger with West Driefontein Gold Mining Company Limited, it was renamed Driefontein on June 15, 1981. On May 10, 1999, Driefontein completed a business combination, with another South African company listed on the JSE, Gold Fields Limited (“Old Gold Fields”). Old Gold Fields evolved through a series of transactions in 1998, whereby it acquired substantially all of the gold mining assets and interests previously held by Gold Fields of South Africa Limited, Gencor Limited, New Wits Limited and certain other shareholders in the companies owning the assets and interests. These assets and interests included publicly traded gold mining companies, mineral rights and service agreements. Driefontein, the surviving entity, was renamed Gold Fields Limited, and Old Gold Fields was renamed GFL Mining Services Limited, effective from that date. The Group is engaged in gold mining and related activities, including exploration, extraction, processing and smelting. Gold bullion, the Group’s principal product, is currently produced in South Africa, Ghana and Australia and sold in South Africa and internationally.

The Group also produces copper/gold concentrate in Peru, which is sold internationally.

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Jun. 30, 2010
SIGNIFICANT ACCOUNTING POLICIES
2	SIGNIFICANT ACCOUNTING POLICIES

(a)	USE OF ESTIMATES: The preparation of the consolidated financial statements in conformity with United States generally accepted accounting principles (“US GAAP”) requires the Group’s management to make estimates and assumptions about current and future events that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.

Future events and their effects cannot be determined with absolute certainty. Therefore, the determination of estimates requires the exercise of judgment based on various assumptions and other factors such as historical experience, current and expected economic conditions, and in some cases actuarial techniques. Actual results ultimately may differ from those estimates.

The more significant areas requiring the use of management estimates and assumptions relate to mineral reserves that are the basis of future cash flow estimates and unit-of-production depreciation, depletion and amortization calculations; environmental, reclamation and closure obligations; estimates of recoverable gold and other materials in heap leach pads; asset impairments (including impairments of goodwill, long-lived assets, and investments); write-downs of inventory to net realizable value; post employment, post retirement and other employee benefit liabilities (including valuation of share-based compensation); valuation allowances for deferred tax assets; reserves for contingencies and litigation; and the fair value and accounting treatment of financial instruments.

The following are accounting policies used by the Group which have been consistently applied for all periods presented:

(b)

CONSOLIDATION: The Group’s financial statements include the financial statements of the Group, and its subsidiaries, and its investments in associates. A company in which the Group has, directly or indirectly, through subsidiary undertakings, a controlling interest is classified as a subsidiary undertaking. In addition, the Company reviews its relationships with other entities to assess if the Company is the primary beneficiary of a variable interest entity. If the determination is made that the Company is the primary beneficiary, then that entity is consolidated from the date that the Company was deemed to have become the primary beneficiary. The results of subsidiaries acquired or disposed of are included in the Group statements from the effective dates of acquisition or excluded from such statements as from the effective dates of disposal. Investments in companies which the Company does not control, but where it has the ability to exercise significant influence over their operating and financial policies, are accounted for by the equity method.

Inter-company transactions and balances are eliminated on consolidation. Gains or losses that arise from a change in the Group’s interest in subsidiaries or equity method investees’ are recognized in equity.

Any excess between the purchase price and the fair value of the attributable net assets of subsidiaries and associates at the date of acquisition is capitalized as goodwill.

Goodwill is not amortized; however it is subject to an annual assessment for impairment. The Company evaluates the carrying amount of goodwill to determine whether current events and circumstances indicate that such carrying amount may no longer be recoverable. To accomplish this, the Company compares the estimated fair values of its reporting units to their carrying amounts. If the carrying value of the reporting unit exceeds its estimated fair value, the Company compares the implied fair value of the reporting unit’s goodwill to its carrying amount, and any excess of the carrying value over the fair value is charged to earnings. The Company’s fair value estimates are based on numerous assumptions and it is possible that actual fair values will be significantly different from the estimates, as actual future quantities of recoverable minerals, gold and other commodity prices, production levels and operating costs of production and capital are each subject to significant risks and uncertainties.

(c) (i)	FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions are recorded at the prevailing exchange rate at the date of the transaction. Monetary assets and liabilities designated in foreign currencies are translated at the exchange rate ruling at year-end. Gains and losses arising from these translations are recognized in earnings.

(ii)	FOREIGN ENTITIES: The Group’s foreign entities are regarded as those entities that are considered to be self-sustaining. The balance sheet and statements of operations of foreign subsidiaries are translated on the following basis:

Assets and liabilities are translated at the prevailing exchange rate at year-end. Statement of operations items are translated at the average exchange rate for the year. Exchange differences on translation are accounted for in shareholders’ equity. These differences are recognized in earnings upon realization of the underlying foreign entity.

(iii)	FUNCTIONAL CURRENCY: The functional currency of the Group’s South African operations is the South African Rand, of its Australian operations is the Australian dollar, of its Ghanaian operations and of its Peruvian operation is the U.S. dollar and of its Venezuelan operation was the Venezuelan Bolivar for the periods prior to January 1, 2010. In 2010, the Group’s operations in Venezuela are limited to its equity investment in Rusoro for which the functional currency is the U.S. dollar as of January 1, 2010. The translation differences arising as a result of converting the South African Rand, the Australian dollar and Venezuelan Bolivar (prior to January 1, 2010) to U.S. dollars (reporting currency) using the current exchange rate method are included as a separate component of shareholders’ equity.

(d)	PROPERTY, PLANT AND EQUIPMENT

(i)	MINING ASSETS: Mining assets, including mine development costs and mine plant facilities, are recorded at cost.

At the Group’s surface mines, when it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, costs incurred to develop the property are capitalized as incurred until saleable minerals are extracted from the mine and are amortized using the units-of-production method over the estimated life of the ore body based on estimated recoverable ounces or pounds mined from proven and probable reserves. These costs include costs to further delineate the ore body and remove overburden to initially expose the ore body. Subsequent mine development costs are treated as variable production costs.

At the Group’s underground mines, the Group capitalizes all underground development costs to access specific ore blocks or other areas of the mine where such costs will provide future economic benefits as a result of establishing proven and probable reserves associated with a specific block or area of operations, even after the reef horizon may have been intersected with the development of the first specific ore block or area of the mine. All costs associated with the development of a specific underground block or area are capitalized until saleable minerals are extracted from that specific block or area. At the Group’s underground mines, these costs include the cost of shaft sinking and access, the costs of building access ways, lateral development, drift development, ramps, box cuts and other infrastructure development.

The costs incurred to access specific ore blocks or areas of the mine, which only provide an economic benefit over the period during which that ore block or area is being mined, are attributed to earnings using the units-of-production method where the denominator is estimated recoverable ounces of gold contained in proven and probable reserves within that ore block or area. Capitalized costs that provide an economic benefit over the entire mine life, such as the initial primary shaft in an underground complex, will continue to be attributed to earnings using the units-of-production method, where the denominator is the estimated recoverable ounces of gold contained in total accessible proven and probable reserves.

Interest on borrowings incurred in respect of assets requiring a substantial period of time to prepare for their intended use is capitalized to the date on which the assets are substantially completed and ready for their intended use.

(ii)	LAND: Land is shown at cost and is not depreciated.

(iii)	MINERAL INTERESTS: Mineral interests represent mineral and surface use rights for parcels of land owned by the Group. Mineral interests and other tangible assets include acquired mineral use rights in production, development and exploration stage properties. The amount capitalized related to mineral interests represents its fair value at the time it was acquired, either as an individual asset purchase or as part of a business combination.

Production stage mineral interests represent mineral interests in operating properties that contain proven and probable reserves. Development stage mineral interests represent interests in properties under development that contain proven and probable reserves. Exploration stage mineral interests represent interests in properties that are believed to potentially contain (i) other mineralized material such as inferred material within pits, measured, indicated and inferred material with insufficient drill spacing to qualify as proven and probable reserves; and inferred material in close proximity to proven and probable reserves; (ii) around-mine exploration potential such as inferred material not immediately adjacent to existing reserves and mineralization but located within the immediate mine infrastructure; (iii) other mine-related exploration potential that is not part of measured, indicated or inferred material and is comprised mainly of material outside of the immediate mine area; or (iv) greenfield exploration potential that is not associated with any other production, development or exploration stage property as described above. The Group’s mineral use rights are enforceable regardless of whether proven or probable reserves have been established. In certain limited situations, the nature of a use right changes from an exploration right to mining right upon the establishment of proven and probable reserves. The Group has the ability and intent to renew mineral use rights where the existing term is not sufficient to recover all identified and valued proven and probable reserves and/or undeveloped mineral interests.

(iv)	AMORTIZATION AND DEPRECIATION OF MINING ASSETS: Mining assets, mine development and evaluation costs, and mine plant facilities are amortized over the life of mine using the units-of-production method, based on estimated above infrastructure proven and probable ore reserves. Proven and probable ore reserves reflect estimated quantities of economically recoverable reserves, which can be recovered in future from known mineral deposits. At the Group’s South African operations, its amortization and depreciation calculations are generally based on the Group’s most recent life-of-mine plan and annual above-infrastructure reserve declarations as approved by the Company’s Board. However, if management becomes aware of significant changes in its above-infrastructure reserves ahead of the scheduled updates, management would not hesitate to immediately update its amortization and depreciation calculations and then subsequently notify the Company’s Board. A similar approach is followed at the Group’s operations in Ghana and Peru, due to the longer-life of the primary orebody. At the Group’s other international operations, such as Australia, the Group’s amortization and depreciation calculations are updated on a more regular basis during the year for all known changes in proven and probable reserves. The nature and life-span of the orebody, and the on-going information gathered in connection with the orebody, facilitates these more frequent updates.

(v)	AMORTIZATION OF MINERAL INTERESTS: Mineral interests associated with production stage mineral interests are amortized over the life-of-mine using the units-of-production method in order to match the amortization with the expected underlying future cash flows. Mineral interests associated with development and exploration stage mineral interests are not amortized until such time as the underlying property is converted to the production stage.

(vi)	DEPRECIATION OF NON-MINING ASSETS: Other non-mining assets are recorded at cost and depreciated on a straight-line basis over their expected useful lives as follows:

Vehicles	—	20.0%
Computers	—	33.3%
Furniture and Equipment	—	10.0%

(vii)	MINING EXPLORATION: Expenditure on exploration activities is expensed as incurred. Such expenditure includes the costs incurred for purposes of upgrading resources from one category to another or for purposes of upgrading resources to proven and probable reserves, even when in close proximity to the Company’s development and production stage properties. When it has been determined that a property can be economically developed as a result of establishing proven and probable reserves, costs incurred prospectively to develop the property are capitalized as mine development costs.

(viii)	IMPAIRMENT: The Group reviews and tests the carrying amounts of long-lived assets, which include development costs, when events or changes in circumstances suggest that the carrying amount may not be recoverable. For impairment purposes, assets are grouped at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. The lowest level at which such cash flows are generated is generally at an individual operating mine, even if the individual operating mine is included in a larger mine complex.

If there are indications that an impairment may have occurred, the Group prepares estimates of expected future cash flows for each group of assets. Expected future cash flows are based on a probability-weighted approach applied to potential outcomes and reflect:

•	estimated sales proceeds from the production and sale of recoverable ounces of gold contained in proven and probable reserves;

•	expected gold prices and currency exchange rates (considering historical and current prices, price trends and related factors);

•

expected future operating costs and capital expenditures to produce proven and probable gold reserves based on approved life-of-mine plans that assume current plant capacity, but exclude the impact of inflation; and

•	expected cash flows associated with value beyond proven and probable reserves, which include the expected cash outflows required to develop and extract the value beyond proven and probable reserves.

The impairment analysis first compares the total estimated cash flows on an undiscounted basis to the carrying amount of the asset, including goodwill, if any. If the undiscounted cash flows are less than the carrying amount of the asset, a second step is performed. The Group records a reduction of a group of assets to fair value as a charge to earnings if discounted expected future cash flows are less than the carrying amount. The Group estimates fair value by discounting the expected future cash flows using a discount factor that reflects the risk-free rate of interest for a term consistent with the period of expected cash flows.

Management’s estimate of future cash flows is subject to risk and uncertainties. It is therefore reasonably possible that changes could occur which may affect the recoverability of the Group’s mining assets.

(ix)	LEASES: Operating leases are charged against income as incurred.

(e)	DEFERRED TAXATION: Deferred taxation is calculated on the comprehensive basis using the balance sheet approach. Deferred tax liabilities and assets are recognized by applying expected tax rates to the temporary differences existing at each balance sheet date between the tax values and their carrying amounts. These temporary differences are expected to result in taxable or deductible amounts in determining taxable profits for future periods when the carrying amount of the asset is recovered or the liability is settled. The effect on deferred tax of any changes in tax rates is recognized in the income statement during the period in which the change occurs.

The principal temporary differences arise from depreciation on property, plant and equipment, provisions and tax losses carried forward. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets if it is more likely than not that such assets will not be realized.

(f)	NON-CURRENT INVESTMENTS: Non-current investments comprise (i) investments in listed companies which are classified as available-for-sale and are accounted for at fair value, with unrealized holding gains and losses excluded from earnings and reported as a separate component of shareholders’ equity; and (ii) investments in unlisted companies which are carried at their original costs as the directors believe that the original cost is not materially different from the fair value; (iii) monies in environmental trust fund; and (iv) equity method investments. Realized gains and losses are included in the determination of net income or loss.

Unrealized losses are included in the determination of net income or loss where it is determined that a decline, other than a temporary decline, in the value of the investment has occurred.

(g)	MATERIALS CONTAINED IN HEAP LEACH PADS: The recovery of gold from certain oxide ores is best achieved through the heap leaching process. Under this method, ore is placed on leach pads where it is permeated with a chemical solution, which dissolves the gold contained in the ore. The resulting “pregnant” solution is further processed in a leach plant where the gold in solution is recovered. For accounting purposes, value is added to leach pads based on current mining costs, including applicable depreciation and amortization relating to mining operations. Value is removed from the leach pad as ounces are recovered in circuit at the leach plant based on the average cost per recoverable ounce of gold on the leach pad.

The engineering estimates of recoverable gold on the heap leach pads are calculated from quantities of ore placed on the pads (measured tonnes added to the leach pads), the grade of ore placed on the leach pads (based on assay data) and a recovery percentage (based on the leach process and the ore type). In general, the leach pad production cycles project recoveries of approximately 50% to 70% of the placed recoverable ounces in the first year of leaching, declining each year thereafter until the leaching process is completed.

Although the quantities of recoverable gold placed on the leach pads are reconciled by comparing the grades of ore placed on the pads to the quantities of gold actually recovered (metallurgical balancing), the nature of the leaching process inherently limits the ability to precisely monitor inventory levels. As a result, the metallurgical balancing process is constantly monitored and engineering estimates are refined based on actual results over time. Variations between actual and estimated quantities resulting from changes in assumptions and estimates that do not result in write-downs to net realizable value are accounted for on a prospective basis. The ultimate recovery of gold from the pad will not be known until the leaching process is terminated.

The current portion of leach pad inventories is determined based on engineering estimates of the quantities of gold at the balance sheet date that are expected to be recovered during the next twelve months.

(h)	INVENTORIES: Inventories are valued at the lower of cost and net realizable value. The Group’s inventories comprise consumable stores, gold-in-process, gold bullion, ore stockpiles and mineral rights and are accounted for as follows:

Consumable stores: Consumable stores are valued at average cost, after appropriate provision for surplus and slow moving items.

Gold-in-process: Gold in-process inventories represent materials that are currently in the process of being converted to a saleable product. Conversion processes vary depending on the nature of the ore and the specific mining operation, but include mill in-circuit, leach in-circuit, flotation and column cells, and carbon in-pulp inventories. In-process material is measured based on assays of the material fed to process and the projected recoveries of the respective plants. In-process inventories are valued at the average cost of the material fed to process attributable to the source material coming from the mine, stockpile or leach pad plus the in-process conversion costs, including applicable depreciation relating to the process facility, incurred to that point in the process.

Gold bullion: Gold bullion inventories represent saleable gold ore or gold bullion and are valued at the average cost of the respective in-process inventories incurred prior to the refining process, plus refining costs.

Concentrates: Concentrate inventories represent concentrate available for shipment. The concentrate inventory is valued at the average cost, including an allocated portion of amortization. Costs are added to and removed from the concentrate inventory based on tons of concentrate and are valued at the lower of average cost and net realizable value. Management’s determination of the gold and copper concentrate content and quantity depends on assay and laboratory results for the metal content and survey for the quantities.

Stockpiles: Stockpiles represent coarse ore that has been extracted from the mine that is available for further processing. Stockpiles are measured by estimating the number of tons (via truck counts and/or in-pit surveys of the ore before stockpiling) added and removed from the stockpile, the number of contained ounces (based on assay data) and the recovery percentage (based on the process for which the ore is destined). Stockpile tonnages are verified by periodic surveys. Stockpiles are valued based on mining costs incurred up to the point of stockpiling the ore, including applicable depreciation and amortization relating to mining operations. Value is added to a stockpile based on the current mining cost per ton plus applicable depreciation and amortization and removed at the average cost per recoverable ounce of gold in the stockpile.

Mineral rights: Mineral rights not linked to any specific operation are valued at the lower of cost and net realizable value.

(i)	FINANCIAL INSTRUMENTS: Financial instruments carried on the balance sheet include cash and cash equivalents, investments, receivables, derivative financial instruments, accounts payable and accrued liabilities. The particular recognition method for each financial instrument item is disclosed in its respective significant accounting policy description.

(j)	HEDGING: The Group accounts for its hedging activities in accordance with Accounting Standards Codification (“ASC”) guidance for derivative instruments and hedging activities.

Under ASC 815, all derivatives are recognized on the balance sheet at their fair value, unless they meet the criteria for the normal purchases normal sale exemption. On the date a derivative contract is entered into, the Group designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (fair value hedge), (2) a hedge of a forecasted transaction (cash flow hedge), or (3) a hedge of a net investment in a foreign entity. Certain derivative transactions, while providing effective economic hedges under the Group’s risk management policies, do not qualify for hedge accounting.

Hedging activities are conducted in accordance with guidelines established by the Audit Committee which allow for the use of various hedging instruments.

Changes in the fair value of a derivative that is highly effective, and that is designated and qualifies as a fair value hedge, are recorded in earnings, along with the change in the fair value of the hedged asset or liability that is attributable to the hedged risk.

Changes in the fair value of a derivative that is highly effective, and that is designated and qualifies as a cash flow hedge, are recognized directly in shareholders’ equity. Amounts deferred in shareholders’ equity are included in earnings in the same period during which the hedged firm commitment or forecasted transaction affects earnings.

Recognition of derivatives which meet the criteria for the normal purchases normal sales exception is deferred until settlement. Under these contracts, the Group must deliver a specified quantity of gold at a future date at a specified price to the contracted counter-party.

Hedges of net investment in foreign entities are accounted for similarly to cash flow hedges.

Changes in the fair value of derivatives that do not qualify for hedge accounting are recognized in the statement of operations, under the caption entitled gains and losses on financial instruments. The fair value recognized on the balance sheet is included under the caption financial instruments.

The Group formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking derivatives designed as hedges to specific assets and liabilities or to specific firm commitments or forecasted transactions. The Group also formally assesses, both at the hedge inception date and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items.

(k)	CASH AND CASH EQUIVALENTS: Cash and cash equivalents comprise cash on hand, demand deposits and investments in money market instruments. These are all highly liquid investments with a maturity of three months or less at the date of purchase.

The carrying amount of cash and cash equivalents is stated at cost which approximates fair value.

(l)	TRADE RECEIVABLES: Trade receivables are carried at anticipated realizable value. Estimates are made for doubtful debts based on a review of all outstanding amounts at year-end. Irrecoverable amounts are written off during the year in which they are identified.

(m)	PROVISIONS: Provisions are recognized when information is available prior to the issuance of the financial statements which indicates that it is probable that an asset has been impaired or a liability had been incurred at the date of the financial statements and the amount can be reasonably estimated.

(n)	REHABILITATION COSTS: ASC 410 applies to legal obligations associated with the retirement of a long-lived asset that result from the acquisition, construction, development and/or the normal operation of a long-lived asset.

Under ASC 410 the Group records the fair value of a liability for an asset retirement obligation in the period in which it is incurred. When the liability is initially recorded, the Group correspondingly capitalizes the cost by increasing the carrying value of the related long-lived asset. Over time, the liability is increased (accretion) to reflect an interest element considered in its initial measurement at fair value, and the capitalized cost is amortized over the useful life of the related asset. Upon settlement of the liability, the Group will record a gain or loss if the actual cost incurred differs from the liability recorded.

Environmental liabilities, other than rehabilitation costs which relate to liabilities from specific events, are expensed as incurred.

(o)	ENVIRONMENTAL TRUST FUNDS: Contributions are made to the Group’s trust funds, created in accordance with statutory requirements, to fund the estimated cost of pollution control, rehabilitation and mine closure at the end of the life of the Group’s South African mines. Contributions are determined on the basis of the estimated environmental obligation over the life of the mine. Income earned on monies paid to environmental trust funds is accounted for as investment income. The funds contributed to the trusts plus growth in the trust funds are included under investments on the balance sheet.

(p)	EMPLOYEE BENEFITS

(i)	PENSION AND PROVIDENT FUNDS: In South Africa, the Group operates a defined benefit pension plan and a defined contribution retirement plan and contributes to a number of industry based defined contribution retirement plans. The retirement plans are funded by payments from employees and the Group.

The expected costs of the defined benefit pension plan are assessed in accordance with the advice of independent actuaries. The cost of experience adjustments or planned amendments is expensed to the statement of operations over the expected average remaining service lives of the relevant employees. Any shortfalls are funded either immediately or as increased employer contributions to ensure the ongoing soundness of the fund.

Contributions to defined contribution funds are expensed to the statement of operations as incurred.

(ii)	POST-RETIREMENT HEALTH CARE COSTS: Medical coverage is provided through a number of schemes.

Post-retirement health care in respect of existing employees is recognized as an expense over the remaining service lives of the relevant employees.

The Group has an obligation to provide medical benefits to certain of its pensioners and dependents of ex-employees. These liabilities are unfunded and have been provided in full, calculated on an actuarial basis.

Valuation of these obligations is carried out annually by independent actuaries using appropriate mortality tables, long-term estimates of increases in medical costs and appropriate discount rates.

(iii)	SHARE-BASED COMPENSATION PLANS: Compensation costs recognized in fiscal years 2010, 2009 and 2008 include: a) compensation cost for all share-based payments granted prior to, but not yet vested as of July 1, 2005, based on the grant-date fair value estimated in accordance with the original provisions of ASC 718, Accounting for Stock- Based Compensation, and b) compensation cost for all share-based payments granted subsequent to June 30, 2005, based on the grant-date fair value estimated in accordance with the provisions of ASC 718, Share-Based-Payment.

Prior to July 1, 2005, the Group accounted for share-based payments under the recognition and measurement provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”), and related Interpretations, as permitted by ASC 718. In accordance with APB 25, no compensation cost was required to be recognized for options granted that had an exercise price equal to the market value of the underlying common stock on the date of grant other than on occasions where the term of the share option vesting schedules are modified or accelerated.

(q)	REVENUE RECOGNITION: Revenue arising from gold and by-product sales is recognized when the risks and rewards of ownership and title pass to the buyer under the terms of the applicable contract and the pricing is fixed and determinable. Sales revenue excludes value-added tax but includes the net profit and losses arising from hedging transactions from matched gold sales contracts, which are designated as normal sales contracts.

Contracts for the Sales of copper concentrate are provisionally priced—that is, the selling price is subject to final adjustment at the end of a period normally ranging from 30 to 90 days after delivery to the customer, based on market prices at the relevant quotation points stipulated in the contract.

Revenue on provisionally priced copper concentrate sales is recorded on the date of shipment, net of refining and treatment charges, using the forward London Metal Exchange price to the estimated final pricing date, adjusted for the specific terms of the relevant agreement. Variations between the price used to recognize revenue and the actual final price received can be caused by changes in prevailing copper and gold prices and result in an embedded derivative. The host contract is the receivable from the sale of copper concentrate at the forward London Metal Exchange price at the time of sale. The embedded derivative, which does not qualify for hedge accounting, is marked-to-market each period until final settlement occurs, with changes in fair value classified as provisional price adjustments and included as a component of revenue while the contract itself is recorded in accounts receivable.

(r)	DIVIDEND INCOME: Dividends are recognized when the right to receive payment is established.

(s)	INTEREST INCOME: Interest is recognized on a time proportion basis taking account of the principal outstanding and the effective rate to maturity on the accrual basis.

(t)	DIVIDENDS DECLARED: Dividends proposed and the related taxation thereon are recognized only when the dividends are declared. Dividends are payable in South African Rand.

(u)	SEGMENT REPORTING: The Group is a gold mining company operating geographically in SouthAfrica, Ghana, Australia, Peru and Venezuela up to the date of disposal of the Venezuelan assets. The business segments comprise geographical operations based on locations and operating units.

(v)	EARNINGS/(LOSS) PER SHARE is calculated based on the net income/(loss) divided by the weighted average number of common shares in issue during the year. Diluted earnings per share is presented when the inclusion of potential ordinary shares has a dilutive effect on earnings per share.

(w)	RECENT ACCOUNTING PRONOUNCEMENTS: In July 2010, the ASC guidance relating to disclosures about the credit quality of financial receivables and the allowance for credit losses was updated. The update requires disclosure of additional information to assist financial statement users understand more clearly an entity’s credit risk exposures to finance receivables and the related allowance for credit losses. For public companies, the update is effective for interim and annual reporting periods ending on or after December 15, 2010 with specific items, such as the allowance roll forward and modification disclosures effective for periods beginning after December 15, 2010. The Group is currently assessing the impact of adoption of the updates.

In May 2010, the ASC guidance relating to foreign currency issues: multiple foreign currency exchange rate was updated. The update codifies an announcement made by the SEC Observer at the March 2010 meeting of the ASB’s Emerging Issues Task Force (“EITF”). The announcement clarified the accounting required when there are differences between amounts recorded for financial reporting purposes versus the underlying U.S. dollar denominated values upon transition to highly inflationary accounting. The update was effective as of March 18, 2010. There were no differences between the amounts recorded for financial reporting purposes and the underlying U,S. dollar denominated values of the Group’s investment in Rusoro upon transition to highly inflationary accounting on January 1, 2010, and the updated guidance did not have an impact on the Group’s financial statements.

In February 2010, the ASC guidance was amended to clarify that SEC filers must still evaluate subsequent events through the issuance date of their financial statements, however, they are not required to disclose that date in their financial statements. The amendment was effective on issuance and had no impact on the Group’s consolidated financial position, results of operations or cash flows.

In January 2010, the FASB updated the ASC guidance for decreases in ownership of a subsidiary to update the scope of the guidance and include additional disclosures required upon deconsolidation of a subsidiary. The amendments became effective beginning in the first interim or annual reporting period ending on or after December 15, 2009 and were applied retrospectively to the first period in which the guidance on noncontrolling interests was adopted. The adoption of the guidance had no impact on the Group’s financial statements.

In January 2010, the ASC guidance for accounting for distributions to shareholders with components of shares and cash was updated to clarify that the share portion of a distribution to shareholders that allows them to elect to receive cash or shares with a potential limitation on the total amount of cash that all shareholders can elect to receive in aggregate is considered a share issuance that is reflected in earnings per share prospectively. The guidance was effective for interim and annual reporting periods ending on or after December 15, 2009, and was applied retrospectively to all prior periods. The adoption of the guidance had no impact on the Group’s financial statements.

In January 2010, the ASC guidance for disclosures about fair value measurements was updated, providing amendments to the guidance which requires entities to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition, entities are required to present separately information about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). The disclosures related to Level 1 and Level 2 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2009. The disclosures related to Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Except for presentation changes, the updated guidance will have no impact on the Group’s financial statements.

In August 2009, the ASC guidance was updated to clarify how entities should estimate the fair value of liabilities. It provides clarification for circumstances in which: (i) a quoted price in an active market for the identical liability is not available, (ii) the liability has a restriction that prevents its transfer, and (iii) the identical liability is traded as an asset in an active market in which no adjustments to the quoted price of an asset are required. The amended guidance on measuring liabilities at fair value is effective for the first interim or annual reporting period beginning after August 28, 2009. The Group is evaluating the potential impact of adopting this guidance on the Group’s consolidated financial position, results of operations and cash flows.

In June 2009, the ASC guidance for consolidation accounting was updated to require an entity to perform a qualitative analysis to determine whether the enterprise’s variable interest gives it a controlling financial interest in a variable interest entity. This analysis identifies a primary beneficiary of a VIE as the entity that has both of the following characteristics: (i) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (ii) the obligation to absorb losses or receive benefits from the entity that could potentially be significant to the VIE. The updated guidance is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. The Group does not expect the adoption of this guidance to have a material impact on the Group’s financial statements.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the ASC to become the single source of authoritative U.S. GAAP to be applied by nongovernmental entities. The ASC is a new structure which took existing accounting pronouncements and organized them by accounting topic. Relevant authoritative literature issued by the Securities and Exchange Commission (“SEC”) and select SEC staff interpretations and administrative literature was also included in the ASC. All other accounting guidance not included in the ASC is non-authoritative. It became effective for interim and annual reporting periods ending after September 15, 2009. The adoption had no impact on the Group’s financial statements, other than the references to authoritative U.S. GAAP.

In April 2009, the ASC guidance was updated to provide additional guidance on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying circumstances that indicate when a transaction is not orderly. In April 2009, the guidance for investments in debt and equity securities was updated to: (i) clarify the interaction of the factors that should be considered when determining whether a debt security is other than temporarily impaired, (ii) provide guidance on the amount of an other-than-temporary impairment recognized for a debt security in earnings and other comprehensive income and (iii) expand the disclosures required for other-than-temporary impairments for debt and equity securities. Also in April 2009, the guidance for financial instruments was updated to require disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. The Group adopted the updated guidance for the annual reporting period beginning July 1, 2009. The adoption had no impact on the Group’s financial statements.

In December 2008, the ASC guidance for retirement benefits was updated to expand the requirements of employers’ disclosures about post-retirement benefit plan assets in a defined benefit pension or other post-retirement plan. The objective is to require more detailed disclosures about employers’ plan assets, including employers’ investment strategies, major categories of plan assets, concentrations of risk within plan assets, and valuation techniques used to measure the fair value of plan assets. The Group adopted the updated guidance beginning July 1, 2009. These disclosures are not required for earlier periods that are presented for comparative purposes. The adoption did not have an impact on the Group’s financial statements.

In November 2008, the ASC guidance for equity method and joint venture investments was updated to clarify the accounting for certain transactions and impairment considerations involving equity method investments. The intent is to provide guidance on: (i) determining the initial measurement of an equity method investment, (ii) recognizing other-than-temporary impairments of an equity method investment and (iii) accounting for an equity method investee’s issuance of shares. The updated guidance was effective for the Group’s annual reporting period beginning July 1, 2009 and was applied prospectively. The adoption had no impact on the Group’s consolidated financial position or results of operations.

In June 2008, the ASC guidance for derivatives and hedging when accounting for contracts in an entity’s own equity was updated to clarify the determination of whether an instrument (or embedded feature) is indexed to an entity’s own shares which would qualify as a scope exception from hedge accounting. The updated guidance was effective for the Group’s annual reporting period beginning July 1, 2009. The adoption had no impact on the Group’s consolidated financial position or results of operations.

In May 2008, the ASC guidance was updated for convertible debt instruments that, by their stated terms, may be settled in cash (or other assets) upon conversion, including partial cash settlement, unless the embedded conversion option is required to be separately accounted for as a derivative. The update requires that the liability and equity components of convertible debt instruments within the scope be separately accounted for in a manner that reflects the entity’s nonconvertible debt borrowing rate. It became effective for the Group’s fiscal year beginning July 1, 2009. The adoption had no impact on the Group’s financial statements.

In April 2008, the ASC guidance for determination of the useful life of intangible assets was updated. The guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset and remove the requirement to consider whether an intangible asset can be renewed without substantial cost or material modifications to the existing terms and conditions. Instead, it requires an entity to consider its own historical experience in renewing similar arrangements. It became effective for the Group’s annual reporting period beginning July 1, 2009 and has been applied prospectively to intangible assets acquired after the effective date. The adoption had no impact on the Group’s financial statements.

In March 2008, the ASC guidance for disclosures about derivative instruments and hedging activities was updated. The guidance requires entities to provide enhanced disclosures about (i) how and why an entity uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for, and (iii) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows. The Group adopted these provisions beginning July 1, 2009. Except for presentation changes, the adoption had no impact on the Group’s financial statements.

In December 2007, the ASC guidance for noncontrolling interests was updated to establish accounting and reporting standards pertaining to: (i) ownership interests in subsidiaries held by parties other than the parent (“noncontrolling interests”), (ii) the amount of net income attributable to the parent and to the noncontrolling interests, (iii) changes in a parent’s ownership interest, and (iv) the valuation of any retained noncontrolling equity investment when a subsidiary is deconsolidated. If a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary is measured at fair value and a gain or loss is recognized in net income based on such fair value. For presentation and disclosure purposes, the guidance requires noncontrolling interests to be classified as a separate component of equity. The Group adopted the updated guidance beginning July 1, 2009 and adopted the economic entity model. Except for presentation changes, the adoption had no impact on the Group’s financial statements.

In December 2007, the ASC guidance for business combinations was updated, which requires the acquiring entity in a business combination to recognize all the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and requires the acquirer to disclose information on the nature and financial effect of the business combination. In April 2009, the guidance was further updated to address application issues on initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. The Group adopted the provisions beginning July 1, 2009 to be applied to all future business combinations. The adoption did not have any impact on the Group’s financial statements.

ACQUISITION AND DISPOSAL OF BUSINESSES	12 Months Ended
Jun. 30, 2010
ACQUISITION AND DISPOSAL OF BUSINESSES
3.	ACQUISITION AND DISPOSAL OF BUSINESSES

(a) Disposal of IRCA (Pty) Limited

On March 28, 2009, Gold Fields disposed of its assets in IRCA (Pty) Limited (“IRCA”), for a total cash consideration of  $5.0 million, realizing a loss of  $0.3 million, which has been included in loss on sale of subsidiaries in the consolidated statement of operations in fiscal 2009.

(b) Disposal of Choco 10

On November 30, 2007, Gold Fields disposed of its assets in Venezuela to Rusoro Mining Limited (“Rusoro”), for a total consideration of  $413.0 million comprising  $180.0 million in cash and 140 million newly-issued Rusoro shares with a value of  $233.0 million, which at the time of sale represented approximately 37% of the outstanding shares of Rusoro.

The Group realized a profit of  $17.3 million on the sale of the Venezuelan assets, which has been included in profit on sale of subsidiaries in the consolidated statement of operations in fiscal 2008. Due to the retention of the ongoing interest in Rusoro which is sufficient to enable the Group to exert significant influence, the Group has not classified the results of operations and cash flows of Choco 10 as discontinued.

(c) Sale of Essakane joint venture

On October 11, 2007, Gold Fields reached an agreement to sell its 60% stake in the Essakane project to Orezone Resources Inc. (“Orezone”). The transaction closed on November 26, 2007. Orezone paid Gold Fields  $152.0 million in cash and issued 41,666,667 common shares, having an aggregate subscription price of  $48.0 million, to Gold Fields’ wholly-owned subsidiary Gold Fields Essakane (BVI) Limited. Following the disposal, Gold Fields owned 41,666,667 common shares of Orezone, representing 12.2% of Orezone’s issued and outstanding common shares. In fiscal 2009, the Orezone shares were exchanged for 3.3 million shares in IAMGold, on the latter’s acquisition of the entire shareholding of Orezone. The loss resulting from this exchange was  $23.2 million. The IAMGold shares were subsequently sold for  $33.4 million in fiscal 2009, realising a profit of  $7.2 million.

The Group realized a profit of  $191.1 million on the sale of the Essakane joint venture, which has been included in profit on sale of subsidiaries in the consolidated statement of operations in fiscal 2008.

IMPAIRMENT OF ASSETS	12 Months Ended
Jun. 30, 2010
IMPAIRMENT OF ASSETS
4.	IMPAIRMENT OF ASSETS

	2010 $ m	2009 $ m	2008 $ m
St Ives	—	—	2.6
Agnew	—	—	2.8
Biox®	—	—	6.0

	—	—	11.4

St Ives— $2.6 million

The impairment relates to the closure of the St Ives’ Junction mine and the original Leviathan pit.

Agnew— $2.8 million

The impairment relates to the rehabilitation assets relating to an old slimes dam at Agnew that is no longer in use.

Biox®— $6.0 million

During fiscal 2008, the Group also impaired its patented technology, known as the Biox® process, which is used for the pretreatment of refractory ores and concentrates prior to gold recovery through conventional cyanide leaching techniques. On October 2, 2008 the Group entered into an agreement to sell its Biox® technology process. The agreement was subsequently cancelled.

FINANCE EXPENSE	12 Months Ended
Jun. 30, 2010
FINANCE EXPENSE
5.	FINANCE EXPENSE

	2010 $ m	2009 $ m	2008 $ m
Interest expense—Mvelaphanda loan	—	(34.9)	(61.0)
Interest expense—preference share dividend	(5.9)	(9.8)	(2.7)
Interest expense—other	(65.8)	(92.8)	(78.8)

Total finance expense	(71.7)	(137.5)	(142.5)
Capitalized interest	6.5	63.6	42.1

	(65.2)	(73.9)	(100.4)

INCOME AND MINING TAX EXPENSE	12 Months Ended
Jun. 30, 2010
INCOME AND MINING TAX EXPENSE
6.	INCOME AND MINING TAX EXPENSE

	2010 $ m	2009 $ m	2008 $ m

Current income taxes
South Africa	(67.7)	(101.6)	(120.8)
Ghana	(98.6)	(34.2)	(55.2)
Australia	(16.5)	(21.0)	(12.7)
Peru	(51.2)	(16.1)	(5.6)
Venezuela	—	—	(0.8)

Current income and mining taxes	(234.0)	(172.9)	(195.1)

Deferred income taxes
South Africa	(58.6)	(37.5)	(61.5)
Ghana	(28.1)	(24.7)	(8.7)
Australia	(12.3)	(12.8)	(2.8)
Peru	(25.4)	(16.7)	(3.0)
Venezuela	—	—	(0.1)

Deferred income and mining taxes	(124.4)	(91.7)	(76.1)

Total income and mining taxes	(358.4)	(264.6)	(271.2)

The Company’s pre-tax income before impairment of equity investee, share of equity investee’s share of losses and non-controlling interests comprise:

	2010 $ m	2009 $ m	2008 $ m
South Africa	192.0	269.9	430.8
Ghana	343.1	140.7	200.4
Australia	55.7	92.3	7.2
Peru	164.6	82.7	(0.7)
Venezuela	—	—	8.6
British Virgin Islands(1)	96.0	(34.4)	179.1
Other	—	—	15.4

	851.4	551.2	840.8

(1)	The pre-tax income/(loss) relates to non-operating entities incorporated in the British Virgin Islands and includes, in fiscal 2010, a net gain on disposal and impairment of listed investments (fiscal 2009, a net loss on disposal and impairment of listed investments and in fiscal 2008, profit realized on the sale of the Essakane project).

South African mining tax on mining income is determined on a formula basis which takes into account the profit and revenue from mining operations during the year. Non-mining income is taxed at a standard rate. Deferred tax is provided at the estimated effective mining tax rate on temporary differences. Major items causing the Group’s income tax provision to differ from the South African mining statutory rate of 43% (2009: 43% and 2008: 43%) were:

	2010 $ m	2009 $ m	2008 $ m
Tax on net income at South African mining statutory rate	(366.1)	(237.0)	(361.5)
Rate adjustment to reflect estimated effective mining tax rate in South Africa of 38% (2009: 38% and 2009: 38%), tax rate in Ghana of 25% (2009: 25% and 2008: 25.0%), tax rate in Australia of 30% (2009: 30% and 2008: 30%), tax rate in Venezuela of 34% for 2008 and tax rate in Peru of 35.6% (2009: 35.6% and 2008: 35.6%).	79.2	49.1	47.2
South African mining tax formula rate adjustment	16.6	27.7	30.5
Valuation allowance raised against deferred tax assets	(8.3)	(17.5)	(34.0)
Reversal of valuation allowance previously raised against deferred tax assets	0.1	2.7	4.2
Non taxable income/non deductible expenditure	27.4	(54.4)	74.6
South African capital gains tax	(23.9)	—	(0.9)
Foreign levies and royalties	(88.1)	(37.7)	(33.5)
Other	4.7	2.5	2.2

Income and mining tax expense	(358.4)	(264.6)	(271.2)

Deferred income and mining tax liabilities and assets on the balance sheet as of June 30, 2010 and 2009 relate to the following:

	2010 $ m	2009 $ m
Deferred income and mining tax liabilities
Mining assets	1,978.0	1,765.6
Investment by environmental trust funds	51.0	41.9
Inventory	8.9	6.1
Other	41.1	33.1

Gross deferred income and mining tax liabilities	2,079.0	1,846.7

Provisions, including rehabilitation accruals	(122.3)	(114.9)
Tax losses	(536.7)	(476.7)
Unredeemed capital expenditure	(625.1)	(625.8)

Gross deferred income and mining tax assets	(1,284.1)	(1,217.4)
Valuation allowance for deferred tax assets	195.3	195.5

Total deferred income and mining tax assets	(1,088.8)	(1,021.9)

Net deferred income and mining tax liabilities	990.2	824.8
Less short term portion of deferred income and mining tax (included in accounts payable)	(7.7)	(7.1)

Net deferred income and mining tax liabilities (included in non-current liabilities)	982.5	817.7

The classification of deferred income and mining tax liabilities or assets as current or non-current is based on the related liability or asset creating the deferred tax. Deferred taxes not related to a specific liability or asset are classified based on the estimated period of reversal.

The Group has established a valuation allowance for certain deferred tax assets where cumulative losses require a valuation allowance, or where management believes that they will not be realized based on projections as of June 30, 2010 and 2009. The valuation allowance relates primarily to net operating loss carry-forwards for the entities below, except for Gold Fields Operations and GFI Joint Venture Holdings which also include unredeemed capital expenditure.

	2010 $ m	2009 $ m
Orogen Investments SA (Luxembourg)	43.7	56.8
Gold Fields Arctic Platinum Oy	26.2	28.9
Living Gold (Pty) Limited	5.6	4.9
Gold Fields Operations	55.0	47.1
GFI Joint Venture Holdings	63.6	56.8
Other	1.2	1.0

	195.3	195.5

As at June 30, 2010 and 2009 the Group has unredeemed capital expenditure and tax loss carry forwards available for deduction against future mining income at its South African mining operations as follows:

	2010 $ m	2009 $ m
Unredeemed capital expenditure:
Beatrix Division of GFI Mining South Africa (Pty) Limited	140.2	167.4
Gold Fields Operations	462.1	335.3
GFI Joint Venture Holdings	936.2	780.1

	1,538.5	1,282.8

Estimated assessed tax losses:
Gold Fields Operations	600.4	579.0
GFI Joint Venture Holdings	81.5	95.2
Golden Oils (Pty) Limited	1.0	0.7
Agrihold (Pty) Limited	2.1	2.2
Golden Hytec Farming (Pty) Limited	1.2	1.2
Living Gold (Pty) Limited	20.1	17.6

	706.3	695.9

These future deductions are utilizable against income generated by the individual tax entity concerned and do not expire unless the tax entity ceases to commercially operate for a period longer than one year. Under South African mining tax ring-fencing legislation, each tax entity is treated separately and as such these deductions can only be utilized by the tax entities in which the deductions have been generated.

The Group has estimated capital allowances to be offset against future income of  $ nil (2009:  $96.7 million),  $15.5 million (2009:  $6.7 million) and  $710.1 million (2009:  $615.4 million) at Gold Fields Ghana Limited, Abosso Goldfields Limited and Gold Fields La Cima, respectively. The estimated capital allowances do not have an expiration date. In terms of current Ghanaian taxation legislation, tax losses not utilized by Gold Fields Ghana Limited and Abosso Goldfields Limited are forfeited after 5 years. Gold Fields Ghana Limited, Abosso Goldfields Limited and Gold Fields La Cima currently have no tax losses available for utilization against future profits.

The Group has tax losses available of  $145.3 million (2009:  $188.9 million) at Orogen Investments SA (Luxembourg), which can only be used to offset any future taxable income generated by Orogen Investments SA (Luxembourg). In terms of current Luxembourg taxation legislation, losses incurred in accounting periods subsequent to December 31, 1990, can be carried forward indefinitely. Losses incurred prior to this date could only be carried forward for 5 years. All losses incurred by Orogen Investments SA (Luxembourg) were incurred subsequent to December 31, 1990.

The Group had no tax losses at Gold Fields Australia (Pty) Limited at June 30, 2010 and 2009.

Tax years open for assessments

South Africa(1)	2001-2009

Ghana(2)	All years open

Australia(3)	2002-2009

Peru(4)	2004-2009

Notes:

(1)	The South African Tax legislation allows the Revenue Authorities to reopen assessments issued for a period of up to 3 years after the assessments were issued.

(2)	The Ghanaian Tax Authorities have the right to examine and, if necessary, amend the income tax determined be the relevant Group entity for any year without limitation to the years which may be reassessed.

(3)	The Australian Tax Authorities have the right to examine and, if necessary, amend the income tax determined by the relevant Group entity in the last five years, as from the date the tax returns have been filed.

(4)	The Peruvian Tax Authorities have the right to examine and, if necessary, amend the income tax determined by the relevant Group entity in the last four years, as from the date the tax returns have been filed.

It is possible that the Group will receive assessments during the next twelve months, which may have an effect on uncertain tax positions. The Group cannot estimate the amounts of possible changes as a result of an assessment.

EARNINGS PER SHARE	12 Months Ended
Jun. 30, 2010
EARNINGS PER SHARE
7.	EARNINGS PER SHARE

	For the year ended June 30, 2010
	Income Numerator $ m	Shares Denominator	Per-share Amount $
Basic earnings per share
Shares outstanding July 1, 2009		704,749,849
Weighted average number of shares issued during the year		614,351

Net income attributable to Gold Fields shareholders	391.0	705,364,200	0.55
Fully diluted earnings per share
Effect of dilutive securities	—	9,185,642

Net income attributable to Gold Fields shareholders	391.0	714,549,842	0.55

	For the year ended June 30, 2009
	Income Numerator $ m	Shares Denominator	Per-share Amount $
Basic earnings per share
Shares outstanding July 1, 2008		653,200,682
Weighted average number of shares issued during the year		17,127,580

Net income attributable to Gold Fields shareholders	160.9	670,328,262	0.24
Fully diluted earnings per share
Effect of dilutive securities	—	7,462,470

Net income attributable to Gold Fields shareholders	160.9	677,790,732	0.24

	For the year ended June 30, 2008
	Income Numerator $ m	Shares Denominator	Per-share Amount $
Basic earnings per share
Shares outstanding July 1, 2007		652,158,066
Weighted average number of shares issued during the year		380,146

Net income attributable to Gold Fields shareholders	452.5	652,538,212	0.69
Fully diluted earnings per share
Effect of dilutive securities*	—	3,713,993

Net income attributable to Gold Fields shareholders	452.5	656,252,205	0.69

*	The conversion of Mvela’s debt to equity, which would have resulted in the issue of another 50,000,000 shares, is anti-dilutive and has been excluded from the calculation.

RECEIVABLES	12 Months Ended
Jun. 30, 2010
RECEIVABLES
8.	RECEIVABLES

	2010 $ m	2009 $ m

Product sale trade receivables	130.9	137.1
Other trade receivables	21.1	19.2
Deposits	5.4	38.6
Value added tax	106.4	144.0
Interest receivable	—	1.1
Payroll debtors	8.4	4.6
Prepayments	17.1	26.8
Other	16.1	12.1

	305.4	383.5

INVENTORIES	12 Months Ended
Jun. 30, 2010
INVENTORIES
9.	INVENTORIES

	2010 $ m	2009 $ m

Ore stockpiles	61.1	44.8
Gold in-process	33.7	28.2
Consumable stores	134.3	121.0
Other	5.8	2.0

	234.9	196.0

PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Jun. 30, 2010
PROPERTY, PLANT AND EQUIPMENT
10.	PROPERTY, PLANT AND EQUIPMENT

	2010 $ m	2009 $ m

Cost	11,038.9	9,361.6
Accumulated depreciation and amortization	(4,399.2)	(3,604.7)

	6,639.7	5,756.9

Mining properties, mine development costs, mine plant facilities and mineral interests	6,396.1	5,371.5
Asset retirement costs	94.1	87.1
Other non-mining assets	149.5	298.3

	6,639.7	5,756.9

Included in property, plant and equipment is cumulative capitalized interest, net of amortization, relating to the following assets:
South African operations	18.6	13.2
Tarkwa Mine	16.6	17.8
Cerro Corona	84.5	89.2

	119.7	120.2

Depreciation of property, plant and equipment amounted to  $631.1 million (2009:  $433.5 million, 2008:  $400.5 million).

On August 27, 2009, Gold Fields reached agreement with Morgan Stanley Bank to terminate, for A $308 million ( $257.1 million), the royalty agreement between St Ives Gold Mining Company Pty Limited and Morgan Stanley Bank’s subsidiaries. The terminated royalty agreement required St Ives to pay a 4% net smelter volume royalty on all of its revenues once total gold produced from November 30, 2001 exceeded 3.3 million ounces which was triggered early in fiscal 2009, and provided that if the gold price exceeded A $600 per ounce, to pay an additional 10% of the revenue difference between the spot gold price, in Australian dollars per ounce, and the price of A $600 per ounce.

In fiscal 2010, Gold Fields acquired, for cash, 100% of Glencar Mining Plc., a company whose principal asset, and only defined resource, is the Komana project in Southern Mali, West Africa. The cash consideration paid was  $43.0 million.

GOODWILL	12 Months Ended
Jun. 30, 2010
GOODWILL
11.	GOODWILL

Balance at beginning of the year	1,084.7	1,092.8
Translation adjustment	70.2	(8.1)

Balance at end of the year	1,154.9	1,084.7

The goodwill arose on the acquisition of South Deep and was attributable to the upside potential of the asset, deferred tax and other factors. The total goodwill has been allocated to South Deep, being the reporting unit where it is tested for impairment as part of the reporting unit.

Goodwill is tested for impairment on an annual basis on June 30. In addition, the Group reviews and tests the carrying value of assets when events or changes in circumstances suggest that the carrying amount of a reporting unit may not be recoverable.

For goodwill impairment testing purposes, Gold Fields estimated the fair value of the South Deep reporting unit. The process for determining fair value is subjective as gold mining companies typically trade at a market capitalization that is based on a multiple of net asset value and requires management to make numerous assumptions. The net asset value represents a discounted cash flow valuation based on expected future cash flows. The expected future cash flows used to determine the fair value of the reporting unit are inherently uncertain and could materially change over time. They are significantly affected by a number of factors, including, but not limited to, reserves and production estimates, together with economic factors such as the spot gold price and foreign currency exchange rates, estimates of production costs, future capital expenditure and discount rates. Therefore it is possible that outcomes within the next financial year that are materially different from the assumptions used in the impairment testing process could require an adjustment to the carrying values.

Based on management’s assessment, no impairment to the goodwill was required at June 30, 2010. Management’s estimates and assumptions for the goodwill impairment test include:

•

Long-term gold price of R260,000 per kilogram ( $1,100 per ounce at an exchange rate of R7.35 to  $1.00) for fiscal 2011, R260,000 per kilogram ( $1,000 per ounce at an exchange rate of R8.09 to  $1.00) in fiscal 2012 and R290,000 per kilogram ( $1,000 per ounce at an exchange rate of R9.02 to  $1.00) for the remainder of the life of mine. The South Deep life of mine is 42 years.

•	Discount rate of 6.1% – 6.8% based on a calculated weighted average cost of capital to Gold Fields;

•	Expected future operating costs and capital expenditures to produce proven and probable gold reserves based on mine plans that assume current plant capacity, but exclude the impact of inflation; and

•	Expected cash flows associated with value beyond proven and probable reserves.

NON-CURRENT INVESTMENTS.	12 Months Ended
Jun. 30, 2010
NON-CURRENT INVESTMENTS.
12.	NON-CURRENT INVESTMENTS.

	2010 $ m	2009 $ m

Listed investments (a)	76.8	312.4
Unlisted investments	1.3	0.8
Investments held by environmental trust funds (b)	133.8	110.0
Equity investees (c)	29.6	51.2
Other investments	12.8	0.8

	254.3	475.2

(a)	Listed investments mainly consist of:

	2010		2009
	Number of shares	Market value, $ per share	Number of shares	Market value, $ per share
Sino Gold Limited(1)	—	—	57,968,029	3.76
Mvelaphanda Resources Limited(2)	8,397,858	6.16	8,397,858	3.72
Conquest Mining Limited	51,783,388	0.30	51,783,388	0.34
GoldQuest Mining Corporattion	13,962,500	0.11	5,362,500	0.07
Troy Resources NL	—	—	3,130,400	0.91
Orezone Resources Inc(2)	—	—	5,208,333	0.43
Gold One International Limited	12,500,000	0.26	12,500,000	0.26
Glencar Mining Plc	—	—	27,431,197	0.01

(1)	During fiscal 2010, 58 million Sino Gold shares were exchanged for 28 million shares in Eldorado. Subsequently, a further four million top-up shares were received from Eldorado. All of the Eldorado shares, Including the top-up shares were liquidated during fiscal 2010, resulting in a total profit of $99.9 million, of which $53.6 million relating to the top-up shares was recognized as a gain on financial instruments

(2)	Three million of the Mvelaphanda shares are subject to a scrip lending agreement—see note 14 (e).

The fair value of listed investments at June 30, 2010 of $76.8 million (2009: $312.4 million) comprises a cost of $68.3 million (2009: $263.7 million) and a net unrealized gain of $8.5 million (2009: $48.7 million). The net unrealized gain comprises a gross unrealized gain of $10.9 million (2009: $65.2 million) partly offset by a gross unrealized loss of $2.4 million (2009: $16.5 million). The gross unrealized loss of $2.4 million (2008: $16.5 million) comprises 4 equity investments (2009: 8) in listed entities. None of these equity investments have been in a continuous unrealized loss position for more than 12 months. A realized gain of $111.7 million was reclassified from equity for the year ended June 30, 2010 (2009: net loss of $16.1 million, 2008: net gain of $3.7 million).

(b)	The environmental trust funds are irrevocable trusts under the Group’s control. The monies in the trusts are invested primarily in interest bearing short-term investments and the costs of these investments approximate their fair value. The investments provide for the estimated cost of rehabilitation during and at the end of the life of the Group’s South African mines. While the asset is under the Group’s control, it is not available for the general purposes of the Group’s. All income from this asset is reinvested or spent to meet these obligations. These obligations are described in note 15, “Provision for Environmental Rehabilitation”.

(c)	Equity investees comprise the following at June 30, 2010 and 2009:

	Description of business	Ownership %		Market value
Investment		2010	2009	2010	2009
Rusoro Mining Limited	Gold mining	26.4	26.4	31.1	48.4
Rand Refinery Limited	Refining of gold bullion and by-products	34.9	34.9	*	*

*	Not readily determinable

The carrying value of the equity investment in Rusoro:

	2010 $ m	2009 $ m

Balance at July 1	48.4	165.7
Share of current year loss	(31.1)	(5.1)
Other comprehensive income movements	0.8	(0.3)
Dilution loss recognized in statement of changes in shareholders’ equity	—	(24.5)
Impairment of investment	—	(87.4)

Balance at June 30	18.2	48.4

Rusoro, a company listed on the TSX Venture Exchange, is a junior gold producer with a large land position in the Bolivar State gold region of southern Venezuela. Gold Fields interest in Rusoro at June 20, 2010 was 26.4% (2009: 26.4%).

The investment in Rusoro was impaired to market value on June 30, 2009.

The summarized financial information of Rusoro, is shown below:

	2010 $ m	2009 $ m
Current assets	64.3	95.3
Non-current assets	956.7	882.2
Current liabilities	95.1	34.6
Non-current liabilities	355.5	311.8
Equity (including non-controlling interests)	570.4	631.1

Revenues	98.5	76.8
Gross income/(loss)	9.4	(6.0)
Net loss	(117.6)	(30.7)

The Group acquired its interest in Rusoro on November 30, 2007.

The carrying value of the equity investment in Rand Refinery Limited (“Rand Refinery”):

	2010 $ m	2009 $ m
Balance at July 1	2.8	5.4
Share of current year profits recognized	8.4	1.5
Dividend received	—	(4.2)
Translation	0.2	0.1

Balance at June 30	11.4	2.8

During the years ended June 30, 2010 and 2009, the Company received dividends from Rand Refinery of $nil million and $4.2 million, respectively.

Rand Refinery acts as a sale agent on behalf of the Company’s African operations. The market value of the Company’s investment in Rand Refinery is not readily determinable. At June 30, 2010 an amount of $64.1 million included in amounts receivable was owing from Rand Refinery (2009: $50.5 million) was included in Receivables.

ACCOUNTS PAYABLE AND PROVISIONS	12 Months Ended
Jun. 30, 2010
ACCOUNTS PAYABLE AND PROVISIONS
13.	ACCOUNTS PAYABLE AND PROVISIONS

	2010 $ m	2009 $ m
Trade payables	158.3	191.8
Accruals	219.9	214.6
Payroll and other compensation	72.8	57.5
Leave pay accrual	61.8	50.7
Short term portion of deferred income and mining tax	7.7	7.1
Other	31.4	11.8

	551.9	533.5

SHORT-TERM AND LONG-TERM LOANS	12 Months Ended
Jun. 30, 2010
SHORT-TERM AND LONG-TERM LOANS
14.	SHORT-TERM AND LONG-TERM LOANS

	2010 $ m	2009 $ m
Collateralized
—Split-tenor revolving credit facility (a)	430.0	498.5
—Syndicated revolving loan facility (b)	—	72.0
—Project finance facility (c)	100.0	150.0
—Preference shares (d)	96.3	84.9
—Scrip loan (e)	19.0	—
Uncollateralized
—Domestic Medium Term Notes Program (f)	475.8	141.8
—Short-term syndicated facility (g)	—	20.0
—Other loans (h)	—	136.5

	1,121.1	1,103.7
Short-term loans and current portion of long-term loans	(691.1)	(317.8)

Total long-term loans	430.0	785.9

(a) Split-tenor revolving credit facility

On May 16, 2007, GFIMSA, Orogen and GF Operations entered into a  $750 million split-tenor revolving credit facility consisting of a  $250 million 364-day revolving tranche with a twelve-month term out option (“Facility A”) and a  $500 million 5-year revolving tranche (“Facility B”).

On April 28, 2008, Gold Fields exercised the term out option under Facility A which converted the full  $250 million advance at that point into a term loan with a final maturity date of May 16, 2009. In terms of the facility agreement, Gold Fields had the option to repay the loan under Facility A early in whole or in part by giving 5 days’ prior notice. Facility B matures on May 16, 2012. The purpose of the facilities was to refinance existing facilities and for general corporate purposes.

On June 30, 2008, Orogen had borrowed  $73 million and  $121 million under Facility A and Facility B respectively. GF Operations had  $177 million and  $141 million outstanding under Facility A and Facility B respectively on the same date.

On various dates during fiscal 2009, Orogen drew down a further  $120 million under Facility B. On May 15, 2009, GF Operations drew down  $118 million under Facility B to partly refinance its maturing loan under Facility A. The balance of the GF Operations loan outstanding under Facility A of  $59 million was refinanced with the  $311 million syndicated revolving loan facility, which is detailed below in b). Also on May 15, 2009, Orogen repaid  $16 million of its portion of the maturing Facility A and refinanced the remaining  $57 million with the  $311 million syndicated revolving loan facility.

On September 17, 2009, Gold Fields utilised  $259 million of the proceeds from the sale of the shares in Eldorado Gold Corporation to fully settle GF Operations borrowings under facility B. Subsequently, on various dates, Orogen drew down  $221 million to refinance more expensive debt under the  $311 million syndicated revolving loan facility. Orogen also repaid  $32 million during year.

The outstanding borrowings of Orogen, all under Facility B, at June 30, 2010 were  $430 million (2009:  $498.5 million). The loan under Facility B bears interest at LIBOR plus a margin of 0.30% per annum.

Borrowings under the Revolving Credit Facility are guaranteed by Gold Fields, GFIMSA, GF Holdings, Orogen and GF Operations.

	2010 $ m	2009 $ m
Balance at beginning of year	498.5	510.5
Loan advanced, net of transaction costs	221.0	138.0
Loan repayments	(289.5)	(150.0)

Balance at end of year	430.0	498.5

(b) Syndicated revolving loan facility

On May 7, 2009, GFIMSA, Orogen and GF Operations entered into a 364-day  $311 million syndicated revolving loan facility with an option to extend the term on the same terms for an additional 364 days from the date of the original final maturity (“Extension Option”). At any time prior to the date of final maturity, Gold Fields had the option to convert all advances outstanding under this facility into a term loan with a final maturity date being no more than 24 months after the signing date of the facility (“the Term Out Option”). The Extension Option was not exercisable if the Term Out Option had been exercised. The purpose of the facilities was to refinance existing facilities and for general corporate purposes.

On May 15, 2009, GF Operations and Orogen drew down  $59 million and  $57 million respectively under this facility to refinance their respective portion of the loans maturing under Facility A of the Split-tenor revolving credit facility. On June 15, 2009, GF Operations repaid  $44 million of its loan.

On various dates during July 2009, Orogen drew down a total of  $50 million for the funding of the Glencar Mining acquisition. During August 2009, Orogen drew down  $150 million to partly fund the termination of the Morgan Stanley Royalty Agreement at St Ives.

On September 17, 2009, Gold Fields utilised  $15 million, of the proceeds from the sale of the shares in Eldorado Gold Corporation to fully settle GF Operations borrowings under this Facility. On September 22, 2009, Orogen repaid  $36 million of its loan.

Subsequently, Orogen refinanced the outstanding balance under the facility of  $221 million with the Split-tenor revolving credit facility.

The facility bore interest at LIBOR plus a margin of 2.75% per annum. The borrowers were required to pay a quarterly commitment fee of 1.10% per annum, payable on the undrawn portion of the facility. Neither the extension Option or the Term Out option had been exercised and the facility expired on May 7, 2010.

Borrowings under the syndicated revolving loan facility are guaranteed by Gold Fields, GFIMSA, GF Holdings, Orogen and GF Operations.

	2010 $ m	2009 $ m
Balance at beginning of year	72.0	—
Loan advanced, net of transaction costs	200.0	116.0
Loan repayments	(272.0)	(44.0)

Balance at end of year	—	72.0

(c) Project Finance Facility

On November 14, 2006, Gold Fields La Cima entered into a  $150 million project finance facility with a number of lenders. The purpose of the facility was to finance the project costs related to the development of the Cerro Corona copper-gold porphyry deposit located in the Hualgayoc province in the Cajamarca region in northern Peru.

The loan bears interest at a margin over LIBOR of:

— 0.45% during the pre-completion phase (i.e. prior to the financial completion date), and

— between 1.25% and 1.75% thereafter.

Scheduled principal payments are in 16 semi-annual instalments of various amounts ranging from 4.75% to 6.75% of the principal amount. The final instalment is due on the tenth anniversary of the signing date. Principal and voluntary repayment during fiscal 2010 totalled  $50 million. The outstanding loan balance at June 30, 2010 was  $100 million (2009:  $150 million).

During the pre-completion phase the loan is guaranteed by Gold Fields and Gold Fields Corona (BVI) Limited (a wholly owned subsidiary of Gold Fields). The facility is secured by, among other things, pledges of and mortages over the assets and properties of Gold Fields La Cima.

In accordance with the Facility Agreement, the financial completion date (i.e. the date on which the Guarantees fall away and the Facility goes non-recourse) must occur before 14 November 2010. Gold Fields La Cima however intends to refinance this facility before this date.

On September 17, 2010, Gold Fields La Cima entered into a non-revolving senior secured term loan for up to US $200 million with The Bank of Nova Scotia and Banco de Crédito del Perú. The purpose of this facility is to (i) repay Gold Fields La Cima’s outstanding subordinated loans with its affiliates; and (ii) to finance its working capital requirements.

On September 22, 2010, the lenders advanced US $200 million to Gold Fields La Cima under this facility. The facility amount shall be repaid in 20 equal quarterly instalments of US $10 million each. The final maturity date of this facility is 5 years from the disbursement date.

Borrowings under the non-revolving senior secured term loan are secured by first-ranking assignments of all rights, title and interest in all of Gold Fields La Cima’s concentrate sale agreements. In addition, the offshore and onshore collection accounts of Gold Fields La Cima will be subject to an Account Control Agreement and a first ranking charge in favour of the lenders. This facility will be non-recourse to the rest of the Gold Fields group.

	2010	2009
	$ m	$ m
Balance at beginning of year	150.0	150.0
Loan repayments	(50.0)	—

Balance at end of year	100.0	150.0

(d) Preference shares

On December 24, 2007 Gold Fields issued R1.2 billion of non-convertible redeemable preference shares to Rand Merchant Bank (RMB, a division of First Rand Bank Limited). The dividend rate payable is a floating rate that increases from 22% to up to 61% of the prime lending rate quoted by First Rand Bank Limited (the “Prime Rate”) over the life of the Preference Shares. In certain circumstances, the dividend rate increases to 61% of the Prime Rate in the event the Preference Shares are redeemed before their scheduled maturity date and the dividend rate is also subject to adjustment in the case of a change in law or regulation. Dividends accrue quarterly and are rolled up until the redemption date. The purpose of the preference shares was to refinance existing credit facilities.

The preference shares mature on January 24, 2011 and have been guaranteed by GFIMSA, Orogen and Gold Fields Operations. On October 10, 2008  $63.5 million of the outstanding preference shares was repaid. In addition, an attributable dividend of  $2.5 million was also paid on the same date. The balance of the preference shares is redeemable at the option of Gold Fields.

	2010	2009
	$ m	$ m
Balance at beginning of year	84.9	172.0
Preference Shares issued	—	—
Preference share dividend	5.9	9.8
Redemptions	—	(63.5)
Translation	5.5	(33.4)

Balance at end of year	96.3	84.9

(e) Scrip loan

	2010 $ m	2009 $ m
Loans advanced	19.5	—
Translation	(0.5)	—

Balance at end of year	19.0	—

On 26 March 2010, GFL Mining Services (“GFLMS”) entered into a Scrip Lending agreement with a South African Bank in terms of which GFLMS agreed to lend 3 million of its securities in Mvelaphanda Resources Limited for an initial cash collateral of  $19.5 million (R144 million). The market value of the collateral delivered by Nedcor to GFLMS on each settlement date shall represent not less than the market value of the loaned securities on that date together with a margin of 5% per annum.

The agreement provides for the substantial risks and rewards on ownership inherent in the securities to be retained by GFLMS (i.e. equity price risk) and as a consequence, GFLMS has transferred the legal right to receive cash flows (dividends) on the securities loaned to Nedcor. The agreement will terminate on March 26, 2011. In the event of unbundling of the assets of Mvelaphanda before the termination date, the agreement will terminate within thirty days of unbundling. GFLMS will be entitled to receive the unbundled assets.

Interest on the cash collateral held is calculated based on one month JIBAR rate and accrues daily and compounded monthly in arrears. The first interest settlement was on June 24, 2010. The next interest payment date will be on settlement.

At June 30, 2010, the value of the loaned securities was  $19.0 million (R140 million). The outstanding liability against these securities was  $19.0 million (R144 million).

(f) Domestic Medium Term Notes Program

On April 6, 2009, Gold Fields established a R10 billion Domestic Medium Term Notes Program (the “Program”) in terms of which Gold Fields may, from time to time, issue notes denominated in any currency. The notes will not be subject to any minimum and maximum maturity and the maximum aggregate nominal outstanding amount of all notes will not exceed R10 billion. The Program has been registered with the bond market of the JSE Limited (“JSE”) and the notes issued can be listed on the JSE or not.

Under the Program Gold Fields issued listed notes totalling  $1,044.9 million (2009:  $133.5 million) and settled listed maturing notes totalling  $721.9 million (2009: nil). The different notes issued mature 3, 6 or 12 months from date of issue and bear interest at JIBAR plus a margin ranging from 0.51% to 1.00% per annum.

The outstanding issued notes under the Program at June 30, 2010 were  $475.8 million (2009:  $141.8 million).

The Notes under the Program are guaranteed by GFIMSA, GF Holdings, Orogen and GF Operations.

Notes under the Program are guaranteed by Gold Fields, GFIMSA, GF Holdings, Orogen and GF Operations.

	2010 $ m	2009 $ m
Balance at beginning of year	141.8	—
Notes issued	1,044.9	133.5
Settlements	(721.9)	—
Translation	11.0	8.3

Balance at end of year	475.8	141.8

(g) Short-term syndicated facility

Gold Fields Ghana Limited entered into a twelve month  $20 million syndicated facility. The facility was used for working capital requirements associated with the expansion of the carbon-in-leach (“CIL”) plant at the Tarkwa mine and related capital expenditure. The loan bore interest at LIBOR plus a margin of 3.0% per annum.

In December 2008, Tarkwa drew down  $20 million under the loan. The principal payments under the loan are scheduled monthly, beginning on June 30, 2009 as follows:  $2 million for the first four months and  $4 million for the last three months beginning June 30, 2009. The final instalment was due on December 31, 2009.

	2010 $ m	2009 $ m
Balance at beginning of year	20.0	—
Loan advanced	—	20.0
Repayments	(20.0)	—

Balance at end of year	—	20.0

(h) Other loans

	2010 $ m	2009 $ m
Balance at beginning of year	136.5	0.2
Loans advanced	134.5	904.8
Loans repaid	(284.1)	(736.0)
Translation	13.1	(32.5)

Balance at end of year	—	136.5

Short-term credit facilities: On August 21, 2007, GFIMSA entered into a R500 million ( $66.1 million) 364-day revolving credit facility. Borrowings under this facility were guaranteed by Gold Fields.

On September 22, 2008, this facility was renegotiated as a short term facility expiring on October 21, 2008. With effect from November 11, 2008, this facility was again reinstated as a 364-day facility expiring on November 10, 2009. This facility bore interest at JIBAR plus a margin of 1.20% per annum.

On January 31, 2008, GFIMSA, GF Operations, Orogen and GFL Mining Services Limited entered into a R1 billion ( $132.1 million) 364-day revolving credit facility effective May 15, 2008. The facility was to be used for capital expenditure in respect of gold mining projects, general corporate and working capital requirements. Borrowings under the facility were guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA and bore interest at JIBAR plus 0.70% per annum. Gold Fields paid a quarterly commitment fee of 0.15% per annum on any undrawn amounts under the facility. This facility expired on May 14, 2009.

The Group utilised the above-mentioned ABSA facilities with other uncommitted loan facilities from some of the major banks to fund the capital expenditure and working capital requirements of the South African operations. The total draw-downs in fiscal 2010 were  $134.5 million and  $904.8 million in fiscal 2009. Total repayments were  $284.1 million in fiscal 2010 and  $736.0 million in fiscal 2009. The repayments were made from cash generated by operations and from the proceeds of issuing notes under the Program.

 $450 million syndicated revolving credit facility: On May 12, 2010, GFIMSA, Orogen and GF Operations entered into a  $450 million syndicated revolving loan facility with an option to increase the Facility to  $550 million within six months from signing date. The purpose of the facilities was to refinance existing facilities, for general corporate purposes and working capital.

This facility was unutilised at year end. The final maturity of this facility is September 30, 2013.

The facility bears interest at LIBOR plus a margin of 1.75% per annum. Where the utilisation under the Facility is equal to or greater than 50%, a utilisation fee of 0.25% per annum will be payable on the amount of utilisations. Such utilisation fee is payable quarterly in arrears. The borrowers are required to pay a quarterly commitment fee of 0.70% per annum.

Borrowings under these facilities are guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA.

R3.0 billion long-term revolving credit facilities: GFIMSA and GF Operations (the “Borrowers”) entered into three separate revolving credit facilities totalling R3.0 billion with tenors between three and five years. The facilities will be utilised for capital expenditure, general corporate and working capital requirements and the refinancing of existing debt. These facilities were untilised at year-end.

These facilities bear interest at JIBAR plus a margin of between 2.85% and 3.00% per annum. The Borrowers are required to pay a commitment fee of between 0.75% and 0.90% per annum on the undrawn and un-cancelled amounts of the facility, calculated and payable either quarterly or semi-annually in arrears. In summary the facilities are:

—	a R1.0 billion ( $132.1 million) revolving credit facility maturing December 17, 2012;

—	a R500 million ( $66.1 million) revolving credit facility maturing March 10, 2013; and

—	a R1.5 billion ( $198.2 million) revolving credit facility maturing June 10, 2014.

Borrowings under these facilities are guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA.

(i) Debt maturity ladder

The combined aggregate maturities of short and long-term loans for each of the next five years at June 30, 2010 is tabulated below:

Maturity (in years)	$
1	691.1
2	430.0
Thereafter	—

1,121.1

At June 30, 2010, Gold Fields was in Compliance with its debt covenants.

PROVISION FOR ENVIRONMENTAL REHABILITATION	12 Months Ended
Jun. 30, 2010
PROVISION FOR ENVIRONMENTAL REHABILITATION
15.	PROVISION FOR ENVIRONMENTAL REHABILITATION

The Group has made, and expects to make in the future, expenditures to comply with environmental laws and regulations, but cannot predict the full amount of such future expenditures. Estimated future reclamation costs are based principally on legal and regulatory requirements. The following is a reconciliation of the total liability for environmental rehabilitation:

	2010 $ m	2009 $ m
Asset retirement obligations
Balance at July 1	236.9	216.2
Addition to liabilities	11.9	19.2
Liabilities settled	(4.3)	(4.0)
Accretion of liability	19.3	13.9
Foreign currency translation adjustment	11.9	(8.4)

Balance at June 30	275.7	236.9

The Group intends to finance the ultimate rehabilitation costs of the South African operations from the monies invested with the environmental trust fund, ongoing contributions, as well as the proceeds of the sale of assets and gold from plant clean-up at the time of mine closure.

PROVISION FOR POST-RETIREMENT HEALTH CARE COSTS	12 Months Ended
Jun. 30, 2010
PROVISION FOR POST-RETIREMENT HEALTH CARE COSTS
16.	PROVISION FOR POST-RETIREMENT HEALTH CARE COSTS

	2010 $ m	2009 $ m
Gold Fields Group (excluding South Deep) accrued post-retirement health care costs (a)	2.6	11.0
South Deep accrued post-retirement health care costs (b)	0.2	0.4

Gold Fields Group accrued post-retirement health care costs	2.8	11.4

The Group is exposed to obligations for post-retirement health care costs under two separate schemes, the Gold Fields Group (excluding South Deep) health care scheme and the South Deep health care scheme.

(a) Gold Fields Group (excluding South Deep) accrued post-retirement health care costs

The Group has certain liabilities to subsidize the contributions payable by certain pensioners and dependants of ex-employees on a pay-as-you-go basis. The Group’s contributions to these schemes on behalf of current and retired employees amounted to  $0.2 million in fiscal 2010 (2009:  $0.1 million and 2008:  $0.2 million). The obligation has been actuarially valued at June 30, 2010 and the outstanding contributions will be funded over the lifetime of these pensioners and dependants.

The following table sets forth the funded status and amounts recognized by the Group (excluding South Deep) for post-retirement health care costs:

	2010 $ m	2009 $ m
Actuarial present value	2.6	11.0
Plan assets at fair value	—	—

Accumulated benefit obligation in excess of plan assets	2.6	11.0
Prior service costs	—	—
Unrecognized net (gain)/loss	—	—

Post-retirement health care liability	2.6	11.0

The following is a reconciliation of the benefit obligation:
Balance at beginning of year	11.0	7.2
Service costs	0.9	0.6
Contributions paid	(0.2)	(0.1)
(Release of)/additional cross subsidization liability	(9.7)	2.9
Foreign currency translation adjustment	0.6	0.4

Balance at end of year	2.6	11.0

The obligation has been valued using the projected unit credit funding method on past service liabilities. The valuation assumes a health care cost inflation rate of 8.0% per annum (2009: 7.0%) and a discount rate of 9.0% per annum (2009: 8.375%).

	2010 $ m	2009 $ m
Service costs	0.9	0.6

Net periodic benefit cost	0.9	0.6

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point increase in assumed health care cost trend rates would have increased the aggregate of service and interest cost for 2010 by  $0.1 million (2009:  $0.2 million). The effect of this change on the accumulated post-retirement health care benefit obligation at fiscal year-end 2010 would be an increase of  $0.2 million (2009:  $1.0 million). A one percentage point decrease in assumed health care cost trend rates would have decreased the aggregate of service and interest cost for 2010 by  $0.01 million (2009:  $0.1 million). The effect of this change on the accumulated post-retirement health care benefit obligation at fiscal year-end 2010 would be a decrease of  $0.2 million (2009:  $0.9 million).

(b) South Deep accrued post-retirement health care costs

As part of the acquisition of South Deep, the post-retirement health care cost liability was assumed. The Group has certain liabilities to provide fixed monthly post-retirement medical benefits to certain pensioners and dependents of ex-employees. The Group’s contributions to these schemes on behalf of current and retired employees amounted to  $0.1 million in fiscal 2010 (2009: $0.1 million). The obligation was actuarially valued at June 30, 2010 and the outstanding contributions will be funded until December 31, 2011.

The following table sets forth the funded status and amounts recognized by the Group for post-retirement health care costs:

	2010 $ m	2009 $ m
Actuarial present value	0.2	0.4
Plan assets at fair value	—	—

Accumulated benefit obligation in excess of plan assets	0.2	0.4
Prior service costs	—	—
Unrecognized net (gain)/loss	—	—

Post-retirement health care liability	0.2	0.4

The following is a reconciliation of the benefit obligation:
Balance at beginning of year	0.4	0.7
Service costs	—	0.1
Contributions paid	(0.1)	(0.1)
Release of cross subsidization liability	(0.2)	(0.1)
Foreign currency translation adjustment	0.1	(0.2)

Balance at end of year	0.2	0.4

The obligation has been valued using the projected unit credit funding method on past service liabilities. The valuation assumes a health care cost inflation rate of 8.0% per annum (2009: 7.0%) and a discount rate of 9.0% per annum (2009: 8.375%).

	2010 $ m	2009 $ m
The net periodic benefit cost is explained as follows:
Service costs	—	0.1

Net periodic benefit cost	—	0.1

An increase or decrease in assumed health care trend rates would not have affected the interest cost for fiscal 2010 and 2009. A change in the medical inflation assumption does not affect the employer liability as the subsidy does not escalate. The monthly contributions will remain constant.

EMPLOYEE BENEFIT PLANS	12 Months Ended
Jun. 30, 2010
EMPLOYEE BENEFIT PLANS
17.	EMPLOYEE BENEFIT PLANS

Retirement benefits

Contributions to the various retirement schemes are fully expensed during the year in which they are funded. The cost of providing retirement benefits for the Company’s defined contribution plans for the year amounted to  $76.0 million (2009:  $57.0 million and 2008:  $68.0 million).

Share option schemes

The Company currently maintains the Gold Fields Limited 2005 Share Plan and the Gold Fields Limited 2005 Non-Executive Share Plan. The Company also maintains prior stock plans (the GF Management Incentive Scheme and the GF Non-Executive Director Share Plan), but no longer grants awards under these plans. The details of these Plans are discussed below.

The Gold Fields Limited 2005 Share Plan: At Gold Fields’ annual general meeting held on November 17, 2005, the shareholders approved The Gold Fields Limited 2005 Share Plan, or The 2005 Plan, under which employees, including executive directors, will be compensated going forward.

The 2005 Plan provides for two types of awards: performance vesting restricted shares, or PVRS, and performance allocated share appreciation rights, or SARS. The PVRS will only be released to participants and the SARS will vest three years after the date of the award and/or allocation of such shares. However, in respect of the PVRS, Company performance criteria need to be met in respect of awards to executives. The size of the initial allocation of SARS and PVRS is dependent on the performance of the participant at the time of allocation. The allocations under The 2005 Plan are usually made annually in March. A special allocation was made in June 2008 as a direct response to the need to retain critical skills.

Details of the PVRS and SARS granted under this Plan are as follows:

	Number of PVRS	Number of SARS	Average price
			Rand	$
Outstanding at June 30, 2007	1,855,452	1,765,540	124.75	17.45
Granted during the year	4,238,161	2,569,481	105.97	14.58
Exercised and released	(21,933)	—	—	—
Forfeited	(674,793)	(497,084)	118.77	16.34

Outstanding at June 30, 2008	5,396,887	3,837,937	112.73	14.09
Granted during the year	2,616,171	1,311,271	108.90	12.09
Exercised and released	(73,954)	—	—	—
Forfeited	(880,240)	(539,582)	121.07	13.44
Conditions for vesting not met	(226,900)	—	—	—

Outstanding at June 30, 2009	6,831,964	4,609,626	111.50	13.83
Granted during the year	3,177,552	1,564,217	90.84	11.98
Exercised and released	(341,309)	—	—	—
Forfeited	(619,793)	(513,571)	109.40	14.43
Conditions for vesting not met	(609,751)	—	—	—

Outstanding at June 30, 2010	8,438,663	5,660,272	106.00	14.00

In terms of the 2005 Plan rules, PVRS are granted for no consideration, vest after three years from grant date and do not expire. The PVRS due to vest in fiscal 2009 did not meet the vesting conditions. None of the PVRS granted during the years ended June 30, 2010, 2009 or 2008 were exercisable on June 30, 2010.

At the time the 2005 Plan was first implemented, the release of PVRS was subject to, among other things, the Group’s relative performance on the Philadelphia XAU Index (“XAU Index”). In fiscal 2008, it became evident that the XAU Index was not representative of Gold Fields’ peer competitors, as some of the companies in the XAU Index are not pure gold mining companies. Furthermore, since the selection of the XAU Index as a benchmark, a number of relatively small gold producers have been included in the XAU Index and again these cannot be regarded as representative of Gold Fields’ peer competitors. Accordingly instead of using the XAU Index, Gold Fields’ performance is therefore measured against only five gold mining companies whom it believes can be regarded as its peer competitors.

The incremental fair value resulting from the modification amounted to  $17.1 million which is being expensed over the remaining vesting period of the restricted shares, with  $3.2 million,  $4.7 million and  $2.1 million having been included in Share-based compensation for fiscal 2010, 2009 and 2008 respectively.

In terms of the 2005 Plan rules, SARS currently expire no later than six years from the grant date and vest three years after grant date. 904.809 SARS granted during the year ended June 30, 2006 were exercisable on June 30, 2010. The average exercise price for SARS outstanding at June 30, 2010 was R106.00 ( $14.00).

The following tables summarize information relating to the options outstanding at June 30, 2010.

	Outstanding options
	Price range		Number of options	Contractual life (in years)	Weighted average exercise price
	Rand	$			Rand	$
Range of prices	69.48 – 124.19	8.62 – 15.41	4,604,378	3.65	101.61	13.42
	124.20 – 127.72	15.41 – 15.85	1,055,894	2.21	124.74	16.48

Total			5,660,272	3.39	106.00	14.00

The PVRS have not been included in the table above as they do not have an expiry date and are granted for no consideration.

GF Management Incentive Scheme: Prior to approval of The 2005 Plan, share options were available to executive officers and other employees, as determined by the Board of Directors under The GF Management Incentive Scheme. Options to purchase a total of 1,352,633 ordinary shares were outstanding under The GF Management Incentive Scheme as of September 30, 2010, of which options to purchase 207,434 ordinary shares at a weighted average price of Rand 99.51 were held by the executive directors of Gold Fields. The exercise prices of all outstanding options range between Rand 46.23 and Rand 154.65 per ordinary share and they expire between July 7, 2009 and February 20, 2014. The exercise price of each ordinary share which is the subject of an option is the weighted average price of the ordinary shares on the JSE on the day immediately preceding the date on which the Board of Directors resolved to grant the option.

Each option may normally only be exercised by a participant on the following bases: (1) after two years have elapsed from the date on which the option was accepted by the participant, in respect of not more than one-third of the ordinary shares which are the subject of that option; (2) after three years have elapsed from the date on which the option was accepted by the participant, in respect of not more than a further one-third (representing two-thirds cumulatively) of the ordinary shares which are the subject of that option; and (3) after four years have elapsed from the date on which the option was accepted by the participant, in respect of all the ordinary shares which are the subject of that option, subject to revision by the Board of Directors. For so long as a person continues to work for Gold Fields, options lapse seven years after the date of acceptance of the option by the participant. Options vest as soon as they are exercisable, and employees who leave Gold Fields have one year following their departure to exercise options which have vested. Options which are not yet exercisable are forfeited upon leaving employment, subject to exceptions relating to changes in control of Gold Fields and no fault termination of service as part of organizational restructuring.

The share option scheme may be amended from time to time by the Board of Directors and the trustees of the scheme in any respect (except in relation to amendments affecting: (1) the eligibility of participants under the scheme; (2) the formula for calculating the total number of ordinary shares which may be issued under the scheme; (3) the maximum number of options which may be acquired by any participant; (4) the option price formula; and (5) the voting, dividend and transfer rights attaching to options, which may only be amended through approval in a general meeting), provided that no such amendment shall operate to affect the vested rights of any participant.

The first allocations were made under The 2005 Plan in March 2006 and no further allocations will be made under The GF Management Incentive Scheme from that date. A total of 5% of the Company’s issued ordinary share capital, being 35,311,809 shares as of September 30, 2010, is reserved for issuance under all the prevailing share schemes described above. This percentage may only be amended with the approval of shareholders in general meeting and the JSE.

At the annual general meeting held on October 31, 2001, the shareholders approved an increase in the maximum number of shares to 5% of the Company’s issued ordinary shares as at June 30, 2001, being 22,791,830 shares. For the convenience of the reader, the Rand amounts have been converted to U.S. dollars at the balance sheet rates for the respective fiscal years.

Details of the options granted under the GF Management Scheme are as follows:

	Number of Options	Average option price
		Rand	$
Outstanding at July 1, 2007	5,584,973	76.66	10.72
Granted during the year	—	—	—
Exercised and released	(990,175)	71.82	9.88
Forfeited	(382,579)	72.33	9.95

Outstanding at July 1, 2008	4,212,219	78.38	9.80
Granted during the year	—	—	—
Exercised and released	(1,367,882)	69.69	7.73
Forfeited	(539,916)	105.39	11.70

Outstanding at July 1, 2009	2,304,421	77.20	9.58
Granted during the year	—	—	—
Exercised and released	(778,172)	74.62	9.84
Forfeited	(173,616)	97.01	12.80

Outstanding at July 1, 2010	1,352,633	76.15	10.06

In terms of the GF Management Scheme rules, options currently expire no later than seven years from the grant date and vest as follows: upon the second anniversary of the grant date, a third of the total option grant vests, and then annually upon future anniversaries of the grant date, a further third of the total option grant vests. Proceeds received by the Company from the exercise of options are credited to common stock and additional paid-in capital. The options exercisable on June 30, 2010, 2009 and 2008 were 1,352,633, 2,266,799 and 3,307,624 respectively. The range of exercise prices for options outstanding at June 30, 2010 was R46.23 to R154.65. The range of exercise prices for options is wide primarily due to the fluctuation of the price of the Company’s stock over the period of the grants.

No further allocations are being made under the GF Management Incentive Scheme in view of the Gold Fields Limited 2005 Share Plan. However, during fiscal 2010 and 2009 some share option expiry dates were extended to enable participants who were disadvantaged due to closed periods to be placed in an equitable position. The incremental fair value of the modification was accounted for in each respective fiscal year as follows;  $0.1 million in fiscal 2010 and  $0.9 million in fiscal 2009.

The following directors were affected by the modification:

	Fiscal 2010			Fiscal 2009
	Number of options	Weighted average price (Rand)	Contractual life extended by (years)	Number of options	Weighted average price (Rand)	Contractual life extended by (years)
Executive directors
Nicholas J. Holland	13,334	46.23	0.87	172,499	76.59	0.38
Terence P. Goodlace	—	—	—	3,167	154.65	0.01
Non-Executive directors
Kofi Ansah	—	—	—	6,700	68.59	0.39
Rupert L. Pennant-Rea	5,000	110.03	0.71	25,000	84.79	0.39
Chris I. Von Christierson	10,000	110.03	0.71	20,000	99.21	0.39
Alan J. Wright	10,000	110.03	0.71	55,000	68.41	0.39

The following tables summarize information relating to the options outstanding at June 30, 2010:

			Outstanding options
	Rand	$	Number of options	Contractual life (in years)	Weighted average exercise price
					Rand	$
Range of prices	46.23 – 84.99	6.11 – 11.23	1,081,025	1.37	69.29	9.15
	85.00 – 109.99	11.23 – 14.53	187,708	0.73	92.95	12.28
	110.00 – 34.99	11.53 – 17.83	56,400	1.10	117.25	15.49
	135.00 – 159.99	17.83 – 21.13	27,500	1.04	146.71	19.38

Total			1,352,633	1.26	76.15	10.06

			Exercisable options
	Price range		Number of options	Weighted average exercise price
	Rand	$		Rand	$
Range of prices	46.23 – 84.99	6.11 – 11.23	1,081,025	69.29	9.15
	85.00 – 109.99	11.23 – 14.53	187,708	92.95	12.28
	110.00 – 134.99	11.53 – 17.83	56,400	117.25	15.49
	135.00 – 159.99	17.83 – 21.13	27,500	146.71	19.38

Total			1,352,633	76.15	10.06

These options will expire if not exercised at specific dates ranging from July 1, 2010 to February 20, 2013. Market prices of shares for which options were exercised during the fiscal years ended June 30, 2010 and 2009 ranged from R87.54 to R116.00.

The Gold Fields Limited 2005 Non-Executive Director Share Plan: At Gold Fields’ annual general meeting held on November 17, 2005, the shareholders approved The Gold Fields Limited 2005 Non-Executive Share Plan, or The 2005 Non-Executive Plan. Participants in The 2005 Non-Executive Plan will be non-executive directors of Gold Fields who are not members of the Non-Executive Directors Remuneration Committee, which is a committee comprising the Chief Executive Officer and two representatives of shareholders of Gold Fields nominated by the Chief Executive Officer under The GF Non-Executive Director Share Plan. The Plan provides for the release of restricted shares awarded to the non-executive directors three years after the date of the award, provided that the non-executive director is not removed, disqualified or forced to resign from the Board of Directors during that period. No consideration is payable for the grant of an award of restricted shares. Awards in respect of 47,300 shares were authorized at Gold Fields’ annual general meeting on November 4, 2009.

Details of the restricted shares granted under this Plan are as follows:

No of restricted shares
Outstanding at June 30, 2007	51,000
Granted during the year	29,600
Exercised and released	—
Forfeited	—
Outstanding at June 30, 2008	80,600

Granted during the year	52,600
Exercised and released	(33,000)
Forfeited	—

Outstanding at June 30, 2009	100,200
Granted during the year	47,300
Exercised and released	(11,622)
Forfeited	—

Outstanding at June 30, 2010	135,878

The restricted shares have not been split per range as they do not have an expiry date and are granted for no consideration. In addition, none of the vested instruments were exercisable at June 30, 2010.

During fiscal 2008, the terms of the restricted shares granted to non-executive directors were modified in the same way as the PVRS granted under the Gold Fields Limited 2005 Share Plan. The incremental fair value resulting from the modification amounted to  $0.5 million and is being expensed over the remaining life of the options and the portion relating to fiscal 2010, 2009 and fiscal 2008 amounted to  $0.2 million,  $0.2 million and  $0.1 million respectively and are included in share-based compensation for fiscal 2010, 2009 and fiscal 2008.

The GF Non-Executive Director Share Plan: Prior to the approval of The 2005 Non-Executive Plan, share options were available to non-executive directors selected by the Non-Executive Directors Remuneration Committee. No member of the Non-Executive Directors Remuneration Committee could be a participant in The GF Non-Executive Director Share Plan. The GF Non-Executive Director Share Plan was adopted at the annual general meeting of shareholders on October 31, 2001. The exercise price of each ordinary share which is the subject of an option is the weighted average price of the ordinary shares on the JSE on the day immediately preceding the date on which the Non-Executive Directors Remuneration Committee resolves to grant the option.

Under The GF Non-Executive Director Share Plan, all options granted may only be exercised no less than 12 months and no more than five years after the date on which the option was accepted by the participant.

If an option holder ceases to hold office for any reason, he will be entitled within 30 days to exercise share options which he was entitled to exercise immediately prior to his ceasing to hold office, failing which the options shall automatically lapse. The share option plan may be amended from time to time by the Non-Executive Directors Remuneration Committee in any respect, except in relation to: (1) the eligibility of participants under the plan; (2) the formula for calculating the total number of ordinary shares which may be acquired pursuant to the plan; (3) the maximum number of options which may be acquired by any participant; (4) the price payable by participants; and (5) the voting, dividend and transfer rights attaching to options, which may only be amended through approval by the shareholders in a general meeting and by the JSE.

The exercise prices of all outstanding options granted under this plan range between Rand 68.59 and Rand 110.03 per ordinary share, and they expire between June 30, 2010 and February 19, 2012.

Following the approval of The 2005 Non-Executive Plan at the Annual General Meeting held on November 17, 2005 and the approval of the first allocations under that Plan at that meeting, no further allocations will be made under The GF Non-Executive Director Share Plan.

The following tables summarize information relating to the options outstanding at June 30, 2010. For the convenience of the reader, the Rand amounts have been converted to U.S. dollars at the balance sheet rates for the respective fiscal years.

Details of the Plan are as follows:

	Number of Options	Average option price
		Rand	$
Outstanding as of June 30, 2007	174,400	83.47	11.67
Granted during the year	—	—	—
Exercised and released	(27,700)	81.71	11.24

Outstanding as of June 30, 2008	146,700	83.81	10.48
Granted during the year	—	—	—
Exercised and released	(25,000)	43.70	4.85
Forfeited	(40,000)	99.21	11.01

Outstanding as of June 30, 2009	81,700	88.54	10.99
Granted during the year	—	—	—
Exercised and released	—	—	—
Forfeited	—	—	—

Outstanding as of June 30, 2010	81,700	88.54	11.70

The following tables summarize information relating to options outstanding under the Plan as of June 30, 2010:

			Outstanding options
	Rand	$	Number of options	Contractual life years	Weighted average Exercise price
					Rand	$
Range of prices	65.56 – 88.37	8.66 – 11.67	26,700	1.66	68.59	9.06
	88.38 – 110.03	11.68 – 14.54	55,000	0.23	98.22	12.98

			81,700	0.70	88.54	11.70

			Exercisable options
	Rand	$	Number of options	Contractual life years	Weighted average Exercise price
					Rand	$
Range of prices	65.56 – 88.37	8.13 – 10.96	26,700	1.66	68.59	9.06
	88.38 – 110.03	10.97 – 13.65	55,000	0.23	98.22	12.98

			81,700	0.70	88.54	11.70

These options will expire if not exercised at specific dates ranging from June 30, 2010 to February 19, 2012. Market prices of shares for which options were exercised during the fiscal years ended June 30, 2010 and 2009 ranged from R54.00 to R135.00.

The compensation cost related to awards not yet recognized under all four schemes amounts to  $114.5m and is to be spread over three years.

The Group the Black Scholes Model to value the SARS. The inputs to the model for awards granted during the year were as follows:

	2010	2009
Weighted average exercise price—Rand	90.84	108.90
Weighted average expected volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	52.0%	51.7%
Expected term (years)	3.0 – 4.2	3.0 – 4.2
Long-term expected dividend yield	1.00%	1.80%
Weighted average risk free interest rate	7.90%	6.90%
Weighted average fair value—Rand	43.82	45.90

The Group uses the Monte-Carlo Simulation to value the PVRS. The inputs to the model for awards granted during the year were as follows:

	2010	2009
Weighted average expected volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	50.4%	67.8%
Expected term (years)	3.0	3.0
Historical dividend yield	1.40%	2.30%
Weighted average risk free interest rate (based on US interest rate)	0.2%	0.60%
Weighted average fair value—Rand	155.8	209.4

DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE AND CREDIT RISK OF FINANCIAL INSTRUMENTS	12 Months Ended
Jun. 30, 2010
DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE AND CREDIT RISK OF FINANCIAL INSTRUMENTS
18.	DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE AND CREDIT RISK OF FINANCIAL INSTRUMENTS

Risk management activities

In the normal course of its operations, the Group is exposed to commodity price, currency, interest rate, liquidity and credit risk. In order to manage these risks, the Group has developed a comprehensive risk management process to facilitate control and monitoring of these risks.

Concentration of credit risk

The Group’s financial instruments do not represent a concentration of credit risk as the Group deals with a number of major banks. Accounts receivable are regularly monitored and assessed and where necessary an adequate level of provision is maintained.

A formal process of allocating counterparty exposure and prudential limits is approved by the audit committee and is applied under the supervision of the Group’s executive committee. Facilities requiring margin payments are not engaged.

Foreign currency and commodity price risk

In the normal course of business the Group enters into transactions for the sale of its gold, denominated in US Dollars. In addition, the Group has assets and liabilities in a number of different currencies (primarily US Dollars and Australian Dollars). As a result, the Group is subject to transaction and translation exposure from fluctuations in foreign currency exchange rates.

Under the long-established structure of sales agreements prevalent in the industry, substantially all of Gold Fields’ copper concentrate sales are provisionally priced at the time of shipment. The provisional prices are finalized in a contractually specified future period (generally one to three months) primarily based on quoted LME prices. Sales subject to final pricing are generally settled in a subsequent month. Because a significant portion of Gold Fields’ copper concentrate sales in a period usually remain subject to final pricing, the forward price is a major determinant of recorded revenues and the average recorded copper price for the period.

LME copper prices averaged  $6,651 per ton during fiscal 2010 (2009:  $4,919 per ton), compared with the Company’s recorded average provisional price of  $6,273 per ton. The applicable forward copper price at the end of fiscal 2010 was  $6,679 per ton. During fiscal 2010, decreasing copper prices resulted in a provisional pricing mark-to-market gain of  $5.8 million (included in revenue). At June 30, 2010, the Company had copper sales of 7,270 tons priced at an average of  $7,081 per ton, subject to final pricing in the third quarter of calendar 2010.

As at June 30, 2010, Gold Fields did not hold any derivative instruments to protect its exposure to adverse movements in copper commodity prices.

As at June 30, 2009, Gold Fields held the following derivative instruments to protect its exposure to adverse movements in foreign currency exchange rates and fluctuations in commodity prices.

—

As a result of the draw down on January 31, 2007 of  $550 million under a  $1.8 billion bridge loan facility entered into to close-out the Western Areas gold derivative structure and refinance certain working capital loans, U.S. dollar/rand forward cover was purchased during the fiscal quarter ended March 31, 2007 in an amount of  $550.8 million for settlement August 6, 2007, at an average forward rate of R7.3279 based on a spot rate of R7.1918. Subsequently, that cover was extended for periods of between one and three months during fiscal 2008 and 2009. The cover was reduced as a result of loan repayments of  $60.8 million and  $172.0 million made on December 6, 2007 and December 31, 2007 respectively. During fiscal 2009, a further amount of  $44 million was repaid against the loan and the forward cover was reduced by the same amount. The balance of the  $274 million forward cover was extended to July 15, 2009, being the next repayment date on the loan, at an average forward rate of R8.0893/ $1. For accounting purposes, this forward cover has been designated as a hedging instrument. As a result the gains and losses are accounted for under foreign exchange gains/(losses), along with gains and losses on the underlying loan that has been hedged. The forward cover points are deemed to be an interest cost and are therefore accounted for as part of interest. The forward cover was closed out on September 17, 2009.

Under the long-established structure of sales agreements prevalent in the industry, substantially all of Gold Fields’ copper concentrate sales are provisionally priced at the time of shipment. The provisional prices are finalized in a contractually specified future period (generally one to three months) primarily based on quoted LME prices. Sales subject to final pricing are generally settled in a subsequent month. Because a significant portion of Gold Fields’ copper concentrate sales in a period usually remain subject to final pricing, the forward price is a major determinant of recorded revenues and the average recorded copper price for the period.

LME copper prices averaged  $4,919 per ton during fiscal 2009 ( $4,322 per ton since September 2008 when copper centrate sales commenced at Cerro Corona), compared with the Company’s recorded average provisional price of  $4,115 per ton. The applicable forward copper price at the end of fiscal 2009 was  $4,057 per ton. During fiscal 2009, increasing copper prices resulted in a provisional pricing mark-to-market gain of  $5.7 million (included in revenue). At June 30, 2009, the Company had copper sales of 9,950 tons priced at an average of  $3,571 per ton, subject to final pricing in the first quarter of fiscal 2010

As at June 30, 2009, Gold Fields held the following derivative instruments to protect its exposure to adverse movements in copper commodity prices:

—	During June 2009 Gold Fields entered into copper concentrate forward sales contracts based on the expected production of copper concentrate at Cerro Corona. The forward sales contracts have a total notional amount of 8,705 tons of copper concentrate at an average forward price of $5,001 per ton and have monthly settlement dates between June 24, 2009 and June 23, 2010. The forward sales contracts have not been designated as hedging instruments and changes in the fair value of the contracts are recorded as part of gain/loss on financial instruments in the statement of operations.

—	During June 2009, Gold Fields also entered into copper concentrate zero cost collar contracts based on the expected production of copper concentrate at Cerro Corona. The zero cost collar contracts have a total nominal amount of 8,705 tons of copper concentrate with a floor price of $4,600 per ton and a ceiling price of $5,400 per ton. The zero cost collar contracts have a monthly settlement dates between June 24, 2009 and June 23, 2010. The zero cost collar contracts have not been designated as hedging instruments and changes in the fair value of the contracts are recorded as part of gain/loss on financial instruments in the statement of operations.

The following instruments were in existence during the year although they were closed out prior to year end:

As a result of the  $551 million drawn down under the original bridge loan facility to settle mainly the close-out of the Western Areas gold derivative structure on January 30, 2007, US dollar/rand forward cover purchased during the March 2007 quarter to cover this amount. The balance of  $274 million outstanding at 30 June 2009 had an expiry July 15, 2009, being the next interest repayment date on the loan, at an average forward rate of R8.0893.

At June 30, 2009 the unrealised foreign exchange loss on the revaluation of the  $274 million loan was  $26.1 million. This loss was offset by  $26.1 million cumulative positive gains on the forward cover purchased at an original rate of R7.3279.

The forward cover was further extended to August 17, 2009 at a rate of R8.3839 and then to September 17, 2009 at a rate of R8.0387. On September 17, 2009 the forward cover of  $274 million was settled as a result of the decision to repay the outstanding loan amount. At September 17, 2009 the realised foreign exchange loss on the settlement of the  $274 million loan was  $4.0 million. This loss was offset by  $4.0 million cumulative positive gains on the forward cover purchased at an original rate of R7.3279. During the fiscal 2010,  $5.0 million of forward cover costs were accounted for as part of interest, as this forward cover had been designated as a hedging instrument.

Interest rate and liquidity risk

Fluctuations in interest rates impact on the value of investments and financing activities, giving rise to interest rate risk. The Group does not currently hedge its exposure to interest rate risk.

In the ordinary course of business, the Group receives cash proceeds from its operations and is required to fund working capital and capital expenditure requirements. The cash is managed to ensure surplus funds are invested to maximize returns while ensuring that capital is safeguarded to the maximum extent possible by investing only with top financial institutions.

Substantial contractual arrangements for uncommitted borrowing facilities are maintained with several banking counterparties to meet the Group’s normal contingency funding requirements.

Fair value

The fair value of a financial instrument is defined as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The carrying amounts of receivables, accounts payable and cash and cash equivalents are a reasonable estimate of their fair values due to the short-term maturity of such instruments. The investments in the environmental trust fund approximate fair value, as the monies are invested in short-term maturity investments. The listed investments are carried at market value. Long-term loans, approximate fair value as they are subject to market based floating rates.

The estimated fair values of the Group’s financial instruments are:

	June 30, 2010		June 30, 2009
	Carrying value	Fair value	Carrying value	Fair value
Financial assets
Cash and cash equivalents	500.7	500.7	357.5	357.5
Receivables	305.4	305.4	383.5	383.5
Non-current investments	254.3	254.3	475.2	475.2
Financial liabilities
Long-term loans	430.0	430.0	785.9	785.9
Accounts payable and provisions	551.9	551.9	533.5	533.5
Financial instruments	—	—	1.7	1.7
Interest payable	4.5	4.5	14.4	14.4
Bank overdraft	—	—	9.7	9.7
Current portion of long-term loans	691.1	691.1	317.8	317.8
Other non-current assets	—	—	3.9	3.9

Fair value accounting establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

•	Level 1 Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

•	Level 2 Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability;

•	Level 3 Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The following table sets forth our financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by ASC fair value guidance, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	Fair value at June 30, 2010
	Total $ m	Level 1 $ m	Level 2 $ m	Level 3 $ m
Assets:
Cash equivalents	41.5	41.5	—	—
Listed investments	76.8	76.8	—	—
Investments held by environmental trust funds	133.8	80.3	53.5	—
Unlisted investments	1.3	—	—	1.3
Trade receivable from provisional copper concentrate sales, net	45.7	45.7	—	—

	299.1	297.8	—	1.3

	Fair value at June 30, 2009
	Total $ m	Level 1 $ m	Level 2 $ m	Level 3 $ m
Assets:
Cash equivalents	63.4	63.4	—	—
Listed investments	312.4	312.4	—	—
Investments held by environmental trust funds	110.0	86.9	23.1	—
Unlisted investments	0.8	—	—	0.8
Trade receivable from provisional copper concentrate sales, net	54.0	54.0	—	—

	540.6	539.8	—	0.8

Liabilities:
Financial instruments	1.7	—	1.7	—

	1.7	—	1.7	—

The Group’s cash equivalent instruments are classified within level 1 of the fair value hierarchy because they are valued using quoted market prices. The cash instruments that are valued based on quoted market prices in active markets are primarily money market securities.

The Group’s listed investments comprise equity investments in listed entities and are therefore valued using quoted market prices in active markets and classified within level 1 of the fair value hierarchy. The fair value of the listed investments is the product of the quoted market price and the number of shares held.

The Group investments held in environmental funds primarily comprise interest bearing short-term investments which are valued using quoted market prices.

The Group’s net trade receivable from provisional copper and gold concentrate sales is valued using quoted market prices based on the forward London Metal Exchange and classified within level 1 of the fair value hierarchy.

The Group’s financial instruments are valued using pricing models and classified within level 2 of the fair value hierarchy. Where possible, the values produced by the valuation models are verified to market prices. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit spreads, measures of volatility and correlations of such inputs.

The table below sets forth a summary of changes in the fair value of our Level 3 financial assets for the year ended June 30, 2010.

	2010 $ m	2009 $ m
Balance at the beginning of the year	0.8	27.8
Additions	0.9	—
Settlements	(0.7)	(20.0)
Impairments	(0.5)	—
Unrealized gain/(loss)	0.8	(1.7)
Translation loss	—	(5.2)

Balance at the end of the period	1.3	0.8

Unrealized gain of  $0.8 million for the year was included in Accumulated other comprehensive loss. As of June 30, 2010, the assets classified within Level 3 of the fair value hierarchy represent 0.01% and 0.04% of the total assets and liabilities measured at fair value, respectively.

Derivative contracts as at June 30, 2010

Foreign currency contracts

There were no material outstanding foreign currency contracts at June 30, 2010.

Copper commodity contracts

There were no outstanding copper commodity contracts at June 30, 2010.

Derivative contracts as at June 30, 2009

Foreign currency contracts

The following tables summarize the foreign currency contracts held by the Company as at June 30, 2009:

 $/ZAR currency contracts

	Forward sales
Maturity date	$m Notional	ZAR1= $ Strike price
July 15, 2009	274.0	0.1236

The mark-to-market value of these contracts amounted to a loss of  $0.05 million at June 30, 2009, which value is based on the prevailing interest rates and volatility at the time. On September 17, 2009, the forward cover of  $274 million was settled as a result of the decision to repay the outstanding loan amount.

Copper commodity contracts

		Financial instruments
Maturity date		Notional Mts	Copper price $

July 23, 2009 – June 23, 2010	Forward sale	8,705.0	5001.0
July 23, 2009 – June 23, 2010	Zero cost collar	8,705.0	4,600.0 – 5,400.0

The mark-to-market value of these contracts amounted to a loss of  $1.7 million at June 30, 2009, which value is based on the prevailing interest rates and volatility at the time.

ADDITIONAL CASH FLOW INFORMATION	12 Months Ended
Jun. 30, 2010
ADDITIONAL CASH FLOW INFORMATION
19.	ADDITIONAL CASH FLOW INFORMATION

(a)	Supplemental cash flow disclosures

The income and mining taxes paid in the statement of cash flow represents actual cash paid.

The following amounts of interest paid were included in net cash provided by operating activities:

	2010 $ m	2009 $ m	2008 $ m
Interest paid before capitalization	71.7	137.5	142.5

(b)	Non cash-items

Excluded from the statements of cash flows are the following:

i) For the year ended June 30, 2010

The  $24.9 million gain on mark-to-market of listed investments.

ii) For the year ended June 30, 2009

The  $122.4 million loss on mark-to-market of listed investments.

iii) For the year ended June 30, 2008

The  $43.1 million gain on mark-to-market of listed investments.

COMMITMENTS	12 Months Ended
Jun. 30, 2010
COMMITMENTS
20.	COMMITMENTS

	2010 $ m	2009 $ m
Capital expenditure
—authorized
South Africa—Driefontein	143.5	141.6
South Africa—Kloof	198.9	194.3
South Africa—Beatrix	87.2	82.3
South Africa—South Deep(1)	568.9	435.7
Ghana—Tarkwa	148.9	35.8
Ghana—Damang	7.5	8.2
Peru—Cerro Corona	29.4	44.2
Australia—St Ives	58.1	14.9
Australia—Agnew	10.2	1.4
Other	0.2	0.3

	1,252.8	958.7

(1)	The capital expenditure for the South Deep capital development project is estimated at $1.1 billion (R8.4 billion) for the five year period 2010-2014. During fiscal 2010, $0.2 billion (R1.6 billion) was spent. Of the balance of $0.9 billion (R6.8 billion), $0.6 billion (R4.3 billion) has been authorised and is included in the above.

—contracted for	236.9	131.4
Other guarantees	2.6	3.1

Guarantees consist of  $1.2 million to the Department of Minerals and Energy in South Africa and  $1.4 million for numerous other obligations. The Group also provides environmental obligation guarantees with respect to its Ghanaian and Australian operations. These guarantees, amounting to  $45.0 million at June 30, 2010, have not been included in the amount of guarantees of  $2.6 million because they are fully provided for under the related asset retirement obligation.

Commitments will be funded from internal cash resources and borrowings as necessary.

CONTINGENT LIABILITIES	12 Months Ended
Jun. 30, 2010
CONTINGENT LIABILITIES
21.	CONTINGENT LIABILITIES

World Gold Council

Gold Fields is a member of the World Gold Council. In terms of the membership agreement, all members are responsible for certain costs, including ongoing costs on a three year rolling basis, winding up costs, if applicable, and various other contingent liabilities. Apportionment of liabilities, should they arise, is done proportionate to the member’s production relative to the total production of all members. To date, no claims have been made on Gold Fields.

Occupational health care services

The Group provides occupational health care services to its employees through its existing facilities at the various operations. There is a risk that the cost of providing such services could increase in the future depending upon changes in the nature of underlying legislation and the profile of employees. This increased cost, should it transpire, is currently indeterminate. The Group is monitoring developments in this regard.

Randgold and Exploration summons

On August 21, 2008, Gold Fields Operations received a summons from Randgold and Exploration Company Limited (“R&E”) and African Strategic Investment (Holdings) Limited. The summons claims that during the period that Gold Fields Operations was under the control of Brett Kebble, Roger Kebble and others, Gold Fields Operations was allegedly part of a scam whereby JCI Limited unlawfully disposed of shares owned by R&E in Randgold Resources Limited, or Resources, and Afrikander Lease Limited, now Uranium One. Gold Fields Operations’ preliminary assessment was that it had strong defences to these claims and accordingly, Gold Fields Operations’ attorneys were instructed to vigorously defend the claims. Much of the preparatory work is still being undertaken and pleadings have not yet closed. The claims have been computed in various ways. The highest claims have been computed on the basis of the highest prices of Resources and Uranium One between the dates of the alleged thefts and March 2008 (approximately  $1.4 billion or R11 billion). The alternative claims have been computed on the basis of the actual amounts allegedly received by Gold Fields Operations to fund its operations (approximately  $64.4 million or R519 million). It should be noted that the claims lie only against Gold Fields Operations, whose only interest is a 50% stake in the South Deep Mine.

LINES OF CREDIT	12 Months Ended
Jun. 30, 2010
LINES OF CREDIT
22.	LINES OF CREDIT
The Group had unused lines of credit available amounting to $1,173.7 million at June 30, 2010 (2009: $632.6 million).

RELATED PARTY TRANSACTIONS	12 Months Ended
Jun. 30, 2010
RELATED PARTY TRANSACTIONS
23.	RELATED PARTY TRANSACTIONS

Gold Fields believes that the transactions with related parties below have been conducted on terms at least as favorable to it as arm’s length terms.

None of the directors or officers of Gold Fields or any associate of such director or officer is currently or has been at any time during the past three fiscal years materially indebted to Gold Fields.

New Africa Mining Fund

John G Hopwood was a trustee of New Africa Mining Fund and Chair of the New Africa Mining Fund Investment Committee until his death on March 19,2010. Gold Fields has been instrumental in the formation of the New Africa Mining Fund and is a significant investor in the fund. The fund has as its objectives the promotion of black economic empowerment and the transformation of the South African mining industry by facilitating junior mining projects.

As at June 30, 2010 Gold Fields Limited had contributed net  $4.2 million.

Gold Fields previously provided a commitment to fund  $6.6 million in total for an original commitment period of six years. This commitment period expired on February 28, 2009. No new investments are permitted but follow on investments of up to  $7.4 million are allowed, the Gold Fields portion of which is estimated at approximately  $0.7 million.

Mvelaphanda Resources Limited

Tokyo MG Sexwale, a non-executive director of Gold Fields Limited until November 2, 2007 was an executive director on the Board of Mvelaphanda Resources Limited (“Mvela”). Mvela is a broad based black economic empowerment consortium.

On July 10, 2002, the Group announced that it had granted Mvela participation rights, varying between a minimum of 5% and a maximum of 15% in any new Gold Fields precious metals exploration projects in Africa, beginning March 1, 2002. In consideration for the transaction Mvela was obligated to issue the Company with options to subscribe in tranches for ordinary shares, consisting of one ordinary share and one unsecured debenture issued by Mvela, in Mvela at a 10% premium to the five day weighted average trading price on the JSE. The Company was issued with 4,047,858 options under this arrangement. As at June 30, 2009, the Company had exercised all the Mvela options to subscribe for ordinary shares which were held by the Company. The shares are reflected under listed investments.

The term of the Mvela exploration agreement was five years. On February 28, 2007 the agreement expired in accordance with its terms.

The transaction with Mvela to acquire a 15% beneficial interest in the Group’s South African mining operations for a total cash consideration of R4.1 billion ( $591.3 million) became effective on March 15, 2004. The Group had provided Mvela with vendor financing of R300 million ( $47.6 million) comprising R200 million of preference shares and R100 million of ordinary shares on commercial terms in connection with the transaction. The R200 million in preference shares were repaid in accordance with the terms of the contract on March 17, 2009.

Rand Refinery

Rand Refinery, in which the Company holds a 34.9% interest, has an agreement with the Group whereby it refines all the Company’s South African and Ghanaian operations gold production. The Group’s chief executive officer is currently an alternate director of Rand Refinery and has held his directorship since September 30, 2008. Prior to this date, he had been a director since July 10, 2000. The Company paid Rand Refinery  $2.4 million,  $1.8 million and  $2.2 million in refining fees for the years ended June 30, 2010, 2009 and 2008 respectively. Refer to note 12—Non-current Investments for amounts owing by Rand Refinery to the Company as at June 30, 2010 and 2009, and the dividends received from Rand Refinery for the years ended June 30, 2010 and 2009.

On November 21, 2000, GFL Mining Services Limited (“GFLMS”) entered into an agreement with Rand Refinery in terms of which GFLMS acts as an agent for Rand Refinery with regard to the sale of a maximum of 50% of Gold Fields’ South African gold production. On June 1, 2004, GFLMS exercised its right, by giving notice to Rand Refinery, to sell all of Gold Fields’ South African gold production with effect from October 1, 2004. Gold Fields Ghana Limited and Abosso Goldfields Limited also have had agreements with Rand Refinery since March 2002 to transport, refine and sell substantially all of the gold production from the Tarkwa and Damang mines.

Absa Credit Facilities

Gill Marcus, a non-executive director of Gold Fields who retired from the Board on July 20, 2009, was the chairman of Absa Group Limited and Absa Bank Limited until July 2009. On May 15, 2009, a R1 billion 364-day revolving credit facility with Absa Capital, a division of Absa Bank Limited, expired. On November 10, 2009, a R500 million 364-day revolving credit facility with Absa Capital also expired. Gold Fields has also established a Domestic Medium Term Note Program, or the DMTN Program, on April 6, 2009 with Absa Capital as the arranger, dealer and sponsoring member of the DMTN Program. Absa Capital has also been appointed as transfer, paying and calculation agent under the DMTN Program.

Uncle Harry’s Area

Cheryl A. Carolus, a non-executive director of Gold Fields, is a party to the agreement described below in her individual capacity and also in her capacity as a founding shareholder of Peotona Gold Holdings, a 33% shareholder of Peotona Gold (Proprietary) Limited, or Peotona Gold.

On April 21, 2009, Gold Field Operations Limited, or GFO, GFI Joint Venture Holdings (Proprietary) Limited, Peotona Gold (Proprietary) Limited, Western Areas Prospecting (Proprietary) Limited, a company 74% owned by GFO and 26% owned by Peotona Gold, or WAP, and others entered into an agreement in terms of which WAP relinquishes and abandons exploration rights on ground contiguous to the South Deep mine (commonly known as “Uncle Harry’s Area”) in favor of the South Deep Joint Venture. The agreement is subject to the conversion of the old order mining rights of South Deep under the 2002 Mineral Act to the new regulatory regime and Ministerial approval. Peotona Gold also granted GFO an option to acquire its 26% shareholding in WAP.

GEOGRAPHICAL AND SEGMENT INFORMATION	12 Months Ended
Jun. 30, 2010
GEOGRAPHICAL AND SEGMENT INFORMATION
24.	GEOGRAPHICAL AND SEGMENT INFORMATION

Gold Fields is primarily involved in gold mining, exploration and related activities. Activities are conducted and investments held both inside and outside of South Africa. The segment results have been prepared and presented based on management’s reporting format. Management prepares its financial records in accordance with International Financial Reporting Standards (“IFRS”) and reconciled IFRS information is what the Company’s chief operating decision maker reviews in allocating resources and making investment decisions. The Company’s gold mining operations are managed and internally reported based upon the following geographic areas: in South Africa the Driefontein division, the Kloof division, the Beatrix division and the South Deep mine, in Ghana the Tarkwa and Damang mines, Australia, Venezuela (until fiscal 2008) and Peru, (starting in fiscal 2008). The Group also has exploration interests which are included in the Corporate and other segment. Corporate costs are allocated between segments based upon the time spent on each segment by members of the executive team.

	Fiscal year ended June 30, 2010
	South Africa				Ghana		Australia	Venezuela	Peru
	Driefontein	Kloof	Beatrix	South Deep	Tarkwa	Damang	St Ives/ Agnew	Choco 10	Cerro Corona	Corporate and other	Reconciling items	Group Consolidated
Statement of operations
Revenue	770.9	613.2	424.7	288.7	790.1	226.9	638.4	—	411.4	—	—	4,164.3
Operating costs(1)	(505.6)	(451.8)	(299.9)	(220.9)	(387.0)	(130.7)	(398.2)	—	(135.0)	—	(118.5)	(2,647.6)
Gold inventory change(2)	—	—	—	—	11.4	(2.1)	12.9	—	1.3	—	5.9	29.4

Operating profit	265.3	161.4	124.8	67.8	414.5	94.1	253.1	—	277.7	—	(112.6)	1,546.1
Amortization and depreciation	(82.0)	(105.6)	(71.5)	(59.7)	(111.0)	(17.2)	(116.8)	—	(55.3)	(19.1)	6.9	(631.3)

Net operating profit/(loss)	183.3	55.8	53.3	8.1	303.5	76.9	136.3	—	222.4	(19.1)	(105.7)	914.8
Exploration expenditure	—	—	—	—	—	—	—	—	—	(80.9)	(1.6)	(82.5)
Other items as detailed in statement of operations	(12.0)	(14.1)	(6.4)	(24.8)	(10.9)	(3.3)	(5.8)	—	(53.2)	145.2	4.4	19.1
Current taxation	(32.6)	(3.7)	(1.0)	(0.5)	(70.3)	(28.3)	(16.5)	—	(51.2)	(29.9)	—	(234.0)
Deferred taxation	(26.5)	(15.4)	(18.6)	6.5 *	(34.4)	0.5	(34.7)	—	(27.0)	3.5	21.7	(124.4)

Profit/(loss) after taxation	112.2	22.6	27.3	(10.7)	187.9	45.8	79.3	—	91.0	18.8	(81.2)	493.0

*	Indicative as tax is provided in the holding companies of South Deep

	Fiscal year ended June 30, 2010
	South Africa				Ghana		Australia	Venezuela	Peru
	Driefontein	Kloof	Beatrix	South Deep	Tarkwa	Damang	St Ives/ Agnew	Choco 10	Cerro Corona	Corporate and other	Reconciling items	Group Consolidated
Balance sheet
Total assets	1,076.5	661.3	140.5	132.0	1,059.0	177.4	1,082.6	—	886.0	3,812.6	153.6	9,181.4
Total liabilities excluding deferred tax	307.2	142.8	(114.9)	78.9	144.6	36.7	157.9	—	218.0	1,109.2	(27.6)	2,052.8
Deferred tax liability/(asset)	263.6	236.9	107.5	—	180.0	17.1	138.2	—	33.3	(33.0)	46.6	990.2
Capital expenditure	150.3	145.7	85.8	212.8	148.6	29.8	158.2	—	85.6	4.5	(108.2)	913.1

(1)	Operating costs for management reporting purposes includes: Corporate expenditure— $47.5 million, Environmental rehabilitation— $19.3 million and Employee termination costs— $10.2 million, which are not included in production costs under U.S. GAAP. In addition, gold inventory change is included in production costs under U.S. GAAP.

(2)	Reflects the change in quantity and value of broken ore and ore on the heap leach pad during the financial year.

	Fiscal year ended June 30, 2009
	South Africa				Ghana		Australia	Venezuela	Peru
	Driefontein	Kloof	Beatrix	South Deep	Tarkwa	Damang	St Ives/ Agnew	Choco 10	Cerro Corona	Corporate and other	Reconciling items	Group Consolidated
Statement of operations
Revenue	726.5	562.3	339.1	155.2	537.2	175.7	548.5	—	183.8	—	—	3,228.3
Operating costs(1)	(391.8)	(342.3)	(226.1)	(131.9)	(338.1)	(132.4)	(330.3)	—	(86.4)	—	(106.0)	(2,085.3)
Gold inventory change(2)	—	—	—	—	18.0	2.3	(1.1)	—	4.1	—	11.4	34.7

Operating profit	334.7	220.0	113.0	23.3	217.1	45.6	217.1	—	101.5	—	(94.6)	1,177.7
Amortization and depreciation	(69.4)	(76.9)	(48.3)	(31.4)	(55.0)	(18.8)	(104.9)	—	(38.9)	(16.2)	26.3	(433.5)

Net operating profit/(loss)	265.3	143.1	64.7	(8.1)	162.1	26.8	112.2	—	62.6	(16.2)	(68.4)	744.1
Exploration expenditure	—	—	—	—	—	—	—	—	—	(56.4)	(1.6)	(58.0)
Other items as detailed in statement of operations	(21.0)	(17.0)	(7.0)	6.1	(14.3)	(9.6)	0.4	—	(17.8)	(74.8)	20.1	(134.9)
Current taxation	(66.9)	(28.2)	(0.1)	—	(16.1)	(8.3)	(21.0)	—	(16.1)	(16.2)	—	(172.9)
Deferred taxation	(19.6)	(12.2)	(21.8)	0.8 *	(31.8)	0.3	(21.8)	—	(3.3)	21.1	(3.4)	(91.7)

Profit/(loss) after taxation	157.8	85.7	35.8	(1.2)	99.9	9.2	69.8	—	25.4	(142.5)	(53.3)	286.6

*	Indicative as tax is provided in the holding companies of South Deep

	Fiscal year ended June 30, 2009
	South Africa				Ghana		Australia	Venezuela	Peru
	Driefontein	Kloof	Beatrix	South Deep	Tarkwa	Damang	St Ives/ Agnew	Choco 10	Cerro Corona	Corporate and other	Reconciling items	Group Consolidated
Balance sheet
Total assets	968.0	725.4	262.2	146.9	939.3	152.6	872.7	—	820.9	3,208.2	238.9	8,335.1
Total liabilities excluding deferred tax	324.4	224.9	69.4	83.7	165.0	28.8	127.4	—	274.7	743.5	(35.5)	2,006.3
Deferred tax liability/(asset)	222.6	208.0	83.5	—	145.6	17.6	95.5	—	6.3	(18.8)	64.5	824.8
Capital expenditure	114.8	106.4	69.9	113.3	201.1	16.9	99.6	—	116.8	10.3	(88.8)	760.3

(1)	Operating costs for management reporting purposes includes: Corporate expenditure— $35.5 million, Environmental rehabilitation— $13.9 million and Employee termination costs— $21.0 million, which are not included in production costs under U.S. GAAP. In addition, gold inventory change is included in production costs under U.S. GAAP.

(2)	Reflects the change in quantity and value of broken ore and ore on the heap leach pad during the financial year.

	Fiscal year ended June 30, 2008
	South Africa				Ghana		Australia	Venezuela	Peru
	Driefontein	Kloof	Beatrix	South Deep	Tarkwa	Damang	St Ives/ Agnew	Choco 10	Cerro Corona	Corporate and other	Reconciling items	Group Consolidated
Statement of operations
Revenue	756.8	660.9	359.7	184.6	531.5	160.4	511.1	41.2	—	—	—	3,206.2
Operating costs(1)	(403.4)	(370.0)	(237.2)	(173.8)	(283.2)	(118.1)	(323.9)	(26.3)	—	—	(120.4)	(2,056.3)
Gold inventory change(2)	—	—	—	—	4.9	10.6	(27.3)	(1.2)	—	—	19.4	6.4

Operating profit	353.4	290.9	122.5	10.8	253.2	52.9	159.9	13.7	—	—	(101.0)	1,156.3
Amortization and depreciation	(75.4)	(81.3)	(40.2)	(31.9)	(45.6)	(13.9)	(106.7)	(2.5)	—	(21.2)	18.2	(400.5)

Net operating profit/(loss)	278.0	209.6	82.3	(21.1)	207.6	39.0	53.2	11.2	—	(21.2)	(82.8)	755.8
Exploration expenditure	—	—	—	—	—	—	—	(1.2)	—	(45.1)	6.5	(39.8)
Other items as detailed in statement of operations	(14.0)	(10.4)	(8.2)	(11.7)	0.1	—	9.4	(3.2)	—	176.7	(13.9)	124.8
Current taxation	(68.9)	(44.5)	(0.2)	0.0	(45.6)	(7.5)	(12.7)	(0.7)	—	(15.0)	—	(195.1)
Deferred taxation	(25.5)	(24.3)	(28.2)	13.2 *	(14.3)	(5.6)	(13.1)	0.1	—	25.7	(4.1)	(76.1)

Profit/(loss) after taxation	169.6	130.4	45.7	(19.6)	147.8	25.9	36.8	6.2	—	121.1	(94.3)	569.6

*	Indicative as tax is provided in the holding companies of South Deep.

	Fiscal year ended June 30, 2008
	South Africa				Ghana		Australia	Venezuela	Peru
	Driefontein	Kloof	Beatrix	South Deep	Tarkwa	Damang	St Ives/ Agnew	Choco 10	Cerro Corona	Corporate and other	Reconciling items	Group Consolidated
Balance sheet
Total assets	935.0	747.9	341.9	138.9	745.9	139.6	962.6	—	808.5	3,044.3	157.4	8,022.0
Total liabilities excluding deferred tax	220.6	175.0	78.3	74.6	125.7	25.4	135.8	—	386.2	645.1	455.6	2,322.3
Deferred tax liability/(asset)	202.2	195.9	59.6	—	113.8	17.9	86.5	—	3.0	(1.2)	46.4	724.1
Capital expenditure	139.8	123.5	79.3	107.9	212.0	28.1	141.0	9.6	348.4	59.9	(95.1)	1,154.4

(1)	Operating costs for management reporting purposes includes: Corporate expenditure— $41.0 million, Environmental rehabilitation— $12.0 million and Employee termination costs— $16.2 million, which are not included in production costs under U.S. GAAP. In addition, gold inventory change is included in production costs under U.S. GAAP.

(2)	Reflects the change in quantity and value of broken ore and ore on the heap leach pad during the financial year.

The following provides a breakdown of the reconciling items for each line item presented

		2010 $ m	2009 $ m	2008 $ m
Operating costs
On-mine exploration	(k)	(18.3)	(24.3)	(25.8)
Provision for rehabilitation	(l)	1.7	4.7	2.9
Cut-backs	(j)	(90.0)	(64.3)	(67.1)
Deferred stripping	(n)	(11.9)	(22.1)	(30.4)

		(118.5)	(106.0)	(120.4)

Gold inventory
Inventory	(p)	4.5	6.3	18.4
Inventory stockpiles	(t)	1.4	5.1	1.0

		5.9	11.4	19.4

Amortization and depreciation
Business combination—formation of Original Gold Fields	(a)	(5.3)	(5.0)	(7.8)
Business combination—formation of Gold Fields	(b)	(3.3)	(2.8)	(3.4)
Business combination—purchase of St. Ives and Agnew	(c)	0.5	0.7	1.0
Business combination—purchase of Abosso	(d)	0.1	0.2	0.2
Amortization of reserves	(h)	(37.6)	0.6	(3.7)
Cut-backs	(j)	54.6	13.1	14.1
Amortization—inclusion of future costs	(i)	1.4	19.9	18.2
Amortization—capitalized interest	(s)	(6.6)	(1.7)	—
Provision for rehabilitation	(l)	3.1	1.3	(0.4)

		6.9	26.3	18.2

Exploration expenditure

Exploration costs	(k)	(1.6)	(1.6)	6.5

Other items as detailed in the statement of operations
Impairment of assets	(g)	—	(0.2)	(4.4)
Mvelaphanda transaction—interest paid	(r)	—	(32.4)	(51.4)
Mvelaphanda transaction—debt insurance costs	(r)	—	(0.5)	(0.9)
Mvelaphanda transaction—profit on close out of hedge	(r)	—	4.9	8.1
Interest capitalization	(t)	(5.2)	51.7	26.4
Profit on sale of Chocco 10	(o) (e)	—	—	7.1
Other		9.6	(3.3)	1.2

		4.4	20.1	(13.9)

Total liabilities excluding deferred income and mining taxes
Provision for rehabilitation	(l)	(27.6)	(44.0)	(35.7)
Mvelaphanda transaction—debt issuance cost	(r)	—	—	4.0
Mvelaphanda transaction—fair value hedge accounting	(r)	—	—	5.5
Mvelaphanda transaction—classification of instrument	(r)	—	—	306.7
Mvelaphanda transaction—interest paid	(r)	—	—	170.2
Other		—	8.5	4.9

		(27.6)	(35.5)	455.6

Total assets
Business combination—formation of Original Gold Fields	(a)	94.9	94.0	100.3
Business combination—formation Gold Fields	(b)	38.6	39.3	42.7
Business combination—purchase of St Ives and Agnew	(c)	(2.3)	(2.6)	(3.5)
Business combination—purchase of Abosso	(d)	(1.1)	(1.2)	(1.4)
Business combination—purchase of South Deep	(f)	544.5	512.9	516.0
Mvelaphanda transaction—debt issuance cost	(r)	—	—	0.6
Cutbacks	(j)	(210.9)	(174.6)	(124.3)
Amortization of reserves	(h)	(113.7)	(70.5)	(85.4)
Amortization—inclusion of future costs	(i)	64.4	63.0	50.2
Amortization—cut off between development and production	(u)	—	34.5	41.5
Amortization—Interest capitalised	(s)	(6.6)	—	—
Exploration costs	(k)	(206.2)	(172.6)	(164.5)
Provision for rehabilitation	(l)	(18.0)	(40.0)	(37.7)
Investments in affiliates	(m)	(16.7)	(3.4)	(68.9)
Deferred stripping	(n)	(84.8)	(107.7)	(99.8)
Inventory at net realizable value	(p)	18.8	14.2	8.5
Impairment of Agnew	(q)	(44.0)	(40.5)	(48.6)
Interest capitalization	(s)	98.7	97.5	40.1
Inventory stockpiles	(t)	(2.0)	(3.4)	(8.4)

		153.6	238.9	157.4

Notes to the reconciliation of segment information to the historical financial statements

(a)	Business combination—formation of Original Gold Fields

For management reporting purposes, the formation of Original Gold Fields was accounted for as a uniting-of-interests. Under US GAAP, the Company accounted for the assets and liabilities acquired from Gold Fields of South Africa Limited at historical cost, and the assets and liabilities acquired from Gencor and outside shareholders as a purchase.

(b)	Business combination—formation of Gold Fields

For management reporting purposes, the difference between the purchase price and net asset value of acquired assets that arose on this transaction was set-off against shareholders’ equity. Under US GAAP, the excess purchase price was capitalized to property, plant and equipment and is being amortized over its useful life.

(c)	Business combination—purchase of St. Ives and Agnew

For management reporting purposes, traded equity securities issued as consideration in a business combination are valued on the date they are issued. Under US GAAP, traded equity securities issued as consideration in a business combination are valued a few days before and after the terms of the transaction are announced.

(d)	Business combination—purchase of Abosso

For management reporting purposes, traded equity securities issued as consideration in a business combination are valued on the date they are issued. Under US GAAP, traded equity securities issued as consideration in a business combination are valued a few days before and after the terms of the transaction are announced.

(e)	Business combination—purchase of Bolivar

For management reporting purposes, the entire interest acquired was fair valued upon gaining a controlling interest. Under US GAAP, only the additional interest acquired was fair valued. In addition, US GAAP requires retrospective equity accounting from the date the interest is acquired until the Group obtains control and the investment becomes a subsidiary. For management reporting purposes no retrospective equity accounting was applied.

(f)	Business combinations—purchase of South Deep

For management reporting purposes, traded equity securities issued as consideration in a business combination are valued on the date they are issued. Under US GAAP, traded equity securities issued as consideration in a business combination are valued a few days before and after the terms of the transaction are announced.

For management reporting purposes, the entire interest acquired in South Deep was fair value upon gaining a controlling interest. Under US GAAP, only the additional interest acquired was accounted for at fair value; assets acquired before obtaining control are stated at historical carrying amounts. In addition, US GAAP requires retrospective equity accounting from the date the interest is acquired until the Group obtains control and the investment becomes a subsidiary. For management reporting purposes no retrospective equity accounting is applied.

For management reporting purposes, any excess arising over the purchase price paid and the fair value of the net identifiable assets and liabilities acquired for additional interests in subsidiaries from non-controlling shareholders are recorded directly in equity (‘economic entity model’). Under US GAAP, prior to July 1, 2009 any excess over the purchased price paid and the fair value of the net identifiable assets and liabilities are recorded as goodwill (‘parent company model’).

(g)	Impairment of assets

Prior to fiscal 2003, impairment charges were recorded for management purposes based on discounted cash flows, but not recorded under US GAAP, since the undiscounted cash flows exceeded the carrying amounts of the assets under US GAAP.

(h)	Amortization of reserves

For management reporting purposes, a portion of ore resources at the Australian operations, based on the philosophy of “endowment”, is used for calculating depreciation and amortization. Under US GAAP, depreciation and amortization is calculated based upon existing proven and probable reserves.

(i)	Amortization—inclusion of future costs

For management reporting purposes, future mine development costs are included in mining assets in calculating depreciation and amortization at the Australian operations. Under US GAAP, future development costs are not included in the calculation of depreciation and amortization.

(j)	Cut-backs

For management reporting purposes, waste laybacks at surface operations are capitalized as mine development costs. Under US GAAP, once the production phase of a mine has commenced, waste laybacks are considered variable production costs that should be included as a component of inventory to be recognized in Production costs exclusive of depreciation and amortization in the same period as the revenue from the sale of inventory. As a result, capitalization of waste laybacks is appropriate only to the extent product inventory exists at the end of a reporting period.

(k)	Exploration costs

For management reporting purposes, exploration costs are capitalized from the date the drilling program confirms sufficient evidence of mineralization to proceed with a feasibility study. Under US GAAP, exploration costs are capitalized from the date a bankable feasibility study is completed.

(l)	Provision for rehabilitation

Amortization of rehabilitation asset

The rehabilitation asset’s carrying value for management reporting purposes is different to that under US GAAP, which results in a different amortization charge.

Revisions to the asset retirement obligation

For management reporting purposes, all changes in the carrying amount of the obligation are recognized as an increase or decrease in the carrying amount of the associated capitalized retirement cost. Due to differences in the capitalized retirement cost between management reporting and US GAAP, differences could arise. Changes resulting from revisions in the timing or amount of estimated cash flows are recognized as an increase or decrease in the carrying amount of the asset retirement obligation and the associated capitalized retirement cost for US GAAP.

In addition, the current discount rate is applied to measure the retirement obligation for management reporting purposes. Under US GAAP any decreases in the asset retirement obligation as a result of downward revisions in cash flow estimates should be treated as a modification of an existing asset retirement obligation, and should be measured at the historical discount rate used to measure the initial asset retirement obligation.

(m)	Investments in equity investees

For management reporting purposes, Gold Fields’ share of an equity investee’s losses in fiscal 2010, 2009 and 2008 was based on the latest available results of the equity investee at the time of preparation of the management report (results through March 31, 2010, 2009 and 2008). Under US GAAP, Gold Fields’ share of the equity investee’s losses was based on results of the equity investee through June 30, 2010, 2009 and 2008.

In addition under US GAAP, Gold Fields’ investment in an equity investee was written down to the market value of the investment at June 30, 2008, but not recorded for management reporting purposes. At June 30, 2009, Gold Fields investment in the equity investee was written down to market value for both management reporting purposes and U.S. GAAP.

(n)	Deferred stripping

For management reporting purposes, the Company defers the waste stripping costs in excess of the expected average pitlife stripping ratio. Under US GAAP, waste stripping costs are considered costs of the extracted minerals and recognized as a component of inventory to be recognized in production costs exclusive of depreciation and amortization in the same period as the revenue from the sale of inventory.

(o)	Profit on disposal of Choco 10

The carrying value of assets and liabilities for management reporting purposes is different to that under US GAAP, which results in a different profit on disposal. See footnote (e), Business combination—purchase of Bolivar.

(p)	Inventory

Under US GAAP additional amortization, waste normalization and cut backs expensed are included in the cost of inventory produced. No such absorption of costs occurred for management reporting purposes. Additionally, for management reporting purposes, no adjustment is required to record inventory at net realizable value. Under US GAAP, due to the impact of the amortization adjustments on the inventory valuation, an adjustment is required to record inventory at net realizable value.

(q)	Impairment of Agnew

For management reporting purposes the Agnew mine was not determined to be impaired. Under US GAAP the Agnew mine was determined to be impaired and an impairment charge was recognized.

(r)	Mvelaphanda transaction

—	Classification of instrument

For management reporting purposes the Mvela loan was split between a debt component and an equity component. Under US GAAP the Mvela loan was classified as debt.

—	Interest paid

Due to the classification of the Mvela loan as debt under US GAAP, additional interest was charged to the income statement.

—	Debt issuance cost

For management reporting purposes debt issuance cost is set off against debt. Under US GAAP debt issuance cost was recorded as a deferred cost within accounts receivable.

—	Fair value hedge accounting

For management reporting purposes only the amortizing swap was treated as a fair value hedge in relation to the debt component of the Mvela loan. Under US GAAP both the amortizing and accreting swap were treated as a fair value hedge as the entire loan is classified as debt.

—	Profit on close out of hedge

For management reporting purposes the profit on close-out of the interest rate swaps was accounted for in earnings at the time the swaps were closed out. Under US GAAP the profit was deferred and amortized to earnings over the life of the hedged item.

(s)	Interest capitalization

For management reporting purposes, borrowing costs were historically capitalized to the extent that qualifying assets are financed through specific debt financing or general outstanding debt not for any specific purpose other that funding the operations of the Group. Under US GAAP, total outstanding debt financing is taken into account in calculating the amount of borrowing cost to be capitalized.

(t)	Inventory stockpiles

For management reporting purposes, previous impairment charges writing down stockpiles to net realizable values are reversed when the net realizable rises above the original cost. Under US GAAP, the net realizable value is deemed the new base cost and impairment charges are not reversed.

(u)	Amortization-cut-off between development and production

For Group reporting purposes, the cut-off point between the development phase of mining and the production phase of mining is determined when the operation reaches a predetermined cut-off point of commercial levels of production. Costs are capitalized during the development phase of mining and expensed to working costs when the production phase commences. Under US GAAP, the production phase commences when more than a de minimus amount of ore has been extracted from the ore body.

SUBSEQUENT EVENTS	12 Months Ended
Jun. 30, 2010
SUBSEQUENT EVENTS
25	SUBSEQUENT EVENTS

South Deep new-order mining right

On August 5, 2010 Gold Fields announced that the Department of Mineral Resources (“DMR”) of South Africa had executed the new-order mining rights for the South Deep Gold Mine, a contiguous property called Uncle Harry’s.

Black Economic Empowerment transactions

Further to the award of the new-order mining rights to South Deep, Gold Fields also announced that the DMR had approved the following Black Economic Empowerment deals. The Group believes that these deals will ensure that the Gold Fields South African operations comply with the 2014 Black Economic Empowerment (BEE) ownership requirements.

a) Employee Share Ownership Plan (ESOP)—under the ESOP, Gold Fields, through its subsidiary GFI Mining South Africa (Pty) Limited (“GFIMSA”), a company that controls the South African assets, issued 13,525,394 unencumbered Gold Fields shares to approximately 47,100 GFIMSA employees on November 19, 2010. The issue of shares will represent an effective 10.75% in GFIMSA. The shares were issued to a trust. “Thusano”, which will house and administer the shares on behalf of the employees for 15 years. The shares carry full voting rights. The remaining empowerment transactions are expected to be concluded by the end of December 2010, subject to the satisfaction of certain suspensive conditions.

b) Broad-based BEE consortium (BEECO)—an estimated 600,000 Gold Fields Limited shares representing 1% of GFIMSA’s legacy assets in Beatrix, Driefontein and Kloof operating mines will be issued to BEECO.

c) Through a vendor financed deal, BEECO will acquire 10% of South Deep in a phased approach but at no cost to the empowerment consortium. The consortium will hold 10% of South Deep in the form of B-class shares with full ownership and voting rights. B-class shareholders will be entitled to a cumulative preference dividend of R20 million per annum for the first 10 years. Thereafter, the dividend will reduce in equal proportion as the B-class shares are converted to ordinary shares. One-third of the B-class shares will convert to ordinary shares after 10 years and every five years thereafter, one-third will convert until all the B-class shares fully convert to ordinary shares.

The empowerment company will retain ownership of South Deep for 30 years which is the term of the new-order mining right granted to South Deep.

Far Southeast Project

On September 20, 2010, Gold Fields Limited announced that it had entered into option agreements with Lepanto Consolidated Mining Company (Lepanto), a company listed in the Philippines, and Liberty Express Assets (Liberty), a private holding company, to acquire a 60% interest in the undeveloped gold-copper Far Southeast (FSE) deposit in the Philippines.

The agreements provide Gold Fields with an 18-month option on FSE, during which time Gold Fields will conduct a major drilling programme as part of a feasibility study on FSE. In October 2010, Gold Fields paid (i)  $10 million in option fees to Lepanto; and (ii) US $44 million as a non-refundable down-payment to Liberty upon signing of the option agreements.

Should Gold Fields, after a 12-month period, decide to proceed with the acquisition of the 60% interest in FSE, a further non-refundable down-payment of  $66 million will be payable to Liberty, with the final payment of  $220 million payable, of which  $110 million is payable to Lepanto and  $110 million is payable to Liberty, at the expiration of the option period. The total pre-agreed acquisition price for a 60% interest in FSE, inclusive of all of the above payments, is  $340 million.

FSE is located within an existing mining camp and is in close proximity to two other mines historically operated by Lepanto, one of which is currently in production. FSE has ready access to established infrastructure, including roads, tailings facilities, power and water. The existing workforce on the doorstep of FSE is part of a supportive community established around mining over the past 70 years.

While there has not been sufficient work completed to declare a mineral resource for FSE, drilling undertaken over a number of years indicates the presence of a large, concealed gold-copper mineralised porphyry system. More than 80 diamond drill holes totalling more than 35,000 metres have intersected a mineralized zone with approximate dimensions of 900 metres east-west by 900 metres north-south by 900 metres vertical. Within this zone Gold Fields considers that mineralization is continuous.

FSE is located in the northern part of Luzon, the largest island in the Philippines.

 $1 billion Notes Issue

On September 30, 2010, Gold Fields Orogen Holding (BVI) Limited, or Orogen, issued  $1,000,000,000 4.875% guaranteed Notes due October 7, 2020, or the Notes. The payment of all amounts due in respect of the Notes was unconditionally and irrevocably guaranteed by Gold Fields Limited, GFI Mining South Africa (Proprietary) Limited, Gold Fields Operations Limited and Gold Fields Holdings Company (BVI) Limited, or, together, the Guarantors, on a joint and several basis. The Notes and guarantees constitute direct, unsubordinated and unsecured obligations of Orogen and the Guarantors, respectively, and rank equally in right of payment among themselves and with all other existing and future unsubordinated and unsecured obligations of Orogen and the Guarantors, respectively.

Gold Fields intends to use the net proceeds of the offering of the Notes to repay certain existing indebtedness of the Group and for general corporate purposes.

Schedule 1-Valuation and Qualifying Accounts	12 Months Ended
Jun. 30, 2010
Schedule 1-Valuation and Qualifying Accounts

Schedule 1—Valuation and Qualifying Accounts

	Balance at beginning of period	Charged to costs and expenses	Deduction	Foreign currency translation adjustment	Balance at end of period
Year ended June 30, 2010
Valuation allowance	195.5	8.3	(0.1)	(8.4)	195.3
Year ended June 30, 2009
Valuation allowance	186.4	17.5	(2.7)	(5.7)	195.5
Year ended June 30, 2008
Valuation allowance	155.8	34.0	(4.2)	0.8	186.4

SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Jun. 30, 2010
Use Of Estimates, Policy
(a)	USE OF ESTIMATES: The preparation of the consolidated financial statements in conformity with United States generally accepted accounting principles (“US GAAP”) requires the Group’s management to make estimates and assumptions about current and future events that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.

Future events and their effects cannot be determined with absolute certainty. Therefore, the determination of estimates requires the exercise of judgment based on various assumptions and other factors such as historical experience, current and expected economic conditions, and in some cases actuarial techniques. Actual results ultimately may differ from those estimates.

The more significant areas requiring the use of management estimates and assumptions relate to mineral reserves that are the basis of future cash flow estimates and unit-of-production depreciation, depletion and amortization calculations; environmental, reclamation and closure obligations; estimates of recoverable gold and other materials in heap leach pads; asset impairments (including impairments of goodwill, long-lived assets, and investments); write-downs of inventory to net realizable value; post employment, post retirement and other employee benefit liabilities (including valuation of share-based compensation); valuation allowances for deferred tax assets; reserves for contingencies and litigation; and the fair value and accounting treatment of financial instruments.

The following are accounting policies used by the Group which have been consistently applied for all periods presented:

Consolidation, Policy
(b)

CONSOLIDATION: The Group’s financial statements include the financial statements of the Group, and its subsidiaries, and its investments in associates. A company in which the Group has, directly or indirectly, through subsidiary undertakings, a controlling interest is classified as a subsidiary undertaking. In addition, the Company reviews its relationships with other entities to assess if the Company is the primary beneficiary of a variable interest entity. If the determination is made that the Company is the primary beneficiary, then that entity is consolidated from the date that the Company was deemed to have become the primary beneficiary. The results of subsidiaries acquired or disposed of are included in the Group statements from the effective dates of acquisition or excluded from such statements as from the effective dates of disposal. Investments in companies which the Company does not control, but where it has the ability to exercise significant influence over their operating and financial policies, are accounted for by the equity method.

Inter-company transactions and balances are eliminated on consolidation. Gains or losses that arise from a change in the Group’s interest in subsidiaries or equity method investees’ are recognized in equity.

Any excess between the purchase price and the fair value of the attributable net assets of subsidiaries and associates at the date of acquisition is capitalized as goodwill.

Goodwill is not amortized; however it is subject to an annual assessment for impairment. The Company evaluates the carrying amount of goodwill to determine whether current events and circumstances indicate that such carrying amount may no longer be recoverable. To accomplish this, the Company compares the estimated fair values of its reporting units to their carrying amounts. If the carrying value of the reporting unit exceeds its estimated fair value, the Company compares the implied fair value of the reporting unit’s goodwill to its carrying amount, and any excess of the carrying value over the fair value is charged to earnings. The Company’s fair value estimates are based on numerous assumptions and it is possible that actual fair values will be significantly different from the estimates, as actual future quantities of recoverable minerals, gold and other commodity prices, production levels and operating costs of production and capital are each subject to significant risks and uncertainties.

Foreign Currency Transactions, Policy
(c) (i)	FOREIGN CURRENCY TRANSACTIONS: Foreign currency transactions are recorded at the prevailing exchange rate at the date of the transaction. Monetary assets and liabilities designated in foreign currencies are translated at the exchange rate ruling at year-end. Gains and losses arising from these translations are recognized in earnings.

(ii)	FOREIGN ENTITIES: The Group’s foreign entities are regarded as those entities that are considered to be self-sustaining. The balance sheet and statements of operations of foreign subsidiaries are translated on the following basis:

Assets and liabilities are translated at the prevailing exchange rate at year-end. Statement of operations items are translated at the average exchange rate for the year. Exchange differences on translation are accounted for in shareholders’ equity. These differences are recognized in earnings upon realization of the underlying foreign entity.

(iii)	FUNCTIONAL CURRENCY: The functional currency of the Group’s South African operations is the South African Rand, of its Australian operations is the Australian dollar, of its Ghanaian operations and of its Peruvian operation is the U.S. dollar and of its Venezuelan operation was the Venezuelan Bolivar for the periods prior to January 1, 2010. In 2010, the Group’s operations in Venezuela are limited to its equity investment in Rusoro for which the functional currency is the U.S. dollar as of January 1, 2010. The translation differences arising as a result of converting the South African Rand, the Australian dollar and Venezuelan Bolivar (prior to January 1, 2010) to U.S. dollars (reporting currency) using the current exchange rate method are included as a separate component of shareholders’ equity.

Property, Plant and Equipment, Policy
(d)	PROPERTY, PLANT AND EQUIPMENT

(i)	MINING ASSETS: Mining assets, including mine development costs and mine plant facilities, are recorded at cost.

At the Group’s surface mines, when it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, costs incurred to develop the property are capitalized as incurred until saleable minerals are extracted from the mine and are amortized using the units-of-production method over the estimated life of the ore body based on estimated recoverable ounces or pounds mined from proven and probable reserves. These costs include costs to further delineate the ore body and remove overburden to initially expose the ore body. Subsequent mine development costs are treated as variable production costs.

At the Group’s underground mines, the Group capitalizes all underground development costs to access specific ore blocks or other areas of the mine where such costs will provide future economic benefits as a result of establishing proven and probable reserves associated with a specific block or area of operations, even after the reef horizon may have been intersected with the development of the first specific ore block or area of the mine. All costs associated with the development of a specific underground block or area are capitalized until saleable minerals are extracted from that specific block or area. At the Group’s underground mines, these costs include the cost of shaft sinking and access, the costs of building access ways, lateral development, drift development, ramps, box cuts and other infrastructure development.

The costs incurred to access specific ore blocks or areas of the mine, which only provide an economic benefit over the period during which that ore block or area is being mined, are attributed to earnings using the units-of-production method where the denominator is estimated recoverable ounces of gold contained in proven and probable reserves within that ore block or area. Capitalized costs that provide an economic benefit over the entire mine life, such as the initial primary shaft in an underground complex, will continue to be attributed to earnings using the units-of-production method, where the denominator is the estimated recoverable ounces of gold contained in total accessible proven and probable reserves.

Interest on borrowings incurred in respect of assets requiring a substantial period of time to prepare for their intended use is capitalized to the date on which the assets are substantially completed and ready for their intended use.

(ii)	LAND: Land is shown at cost and is not depreciated.

(iii)	MINERAL INTERESTS: Mineral interests represent mineral and surface use rights for parcels of land owned by the Group. Mineral interests and other tangible assets include acquired mineral use rights in production, development and exploration stage properties. The amount capitalized related to mineral interests represents its fair value at the time it was acquired, either as an individual asset purchase or as part of a business combination.

Production stage mineral interests represent mineral interests in operating properties that contain proven and probable reserves. Development stage mineral interests represent interests in properties under development that contain proven and probable reserves. Exploration stage mineral interests represent interests in properties that are believed to potentially contain (i) other mineralized material such as inferred material within pits, measured, indicated and inferred material with insufficient drill spacing to qualify as proven and probable reserves; and inferred material in close proximity to proven and probable reserves; (ii) around-mine exploration potential such as inferred material not immediately adjacent to existing reserves and mineralization but located within the immediate mine infrastructure; (iii) other mine-related exploration potential that is not part of measured, indicated or inferred material and is comprised mainly of material outside of the immediate mine area; or (iv) greenfield exploration potential that is not associated with any other production, development or exploration stage property as described above. The Group’s mineral use rights are enforceable regardless of whether proven or probable reserves have been established. In certain limited situations, the nature of a use right changes from an exploration right to mining right upon the establishment of proven and probable reserves. The Group has the ability and intent to renew mineral use rights where the existing term is not sufficient to recover all identified and valued proven and probable reserves and/or undeveloped mineral interests.

(iv)	AMORTIZATION AND DEPRECIATION OF MINING ASSETS: Mining assets, mine development and evaluation costs, and mine plant facilities are amortized over the life of mine using the units-of-production method, based on estimated above infrastructure proven and probable ore reserves. Proven and probable ore reserves reflect estimated quantities of economically recoverable reserves, which can be recovered in future from known mineral deposits. At the Group’s South African operations, its amortization and depreciation calculations are generally based on the Group’s most recent life-of-mine plan and annual above-infrastructure reserve declarations as approved by the Company’s Board. However, if management becomes aware of significant changes in its above-infrastructure reserves ahead of the scheduled updates, management would not hesitate to immediately update its amortization and depreciation calculations and then subsequently notify the Company’s Board. A similar approach is followed at the Group’s operations in Ghana and Peru, due to the longer-life of the primary orebody. At the Group’s other international operations, such as Australia, the Group’s amortization and depreciation calculations are updated on a more regular basis during the year for all known changes in proven and probable reserves. The nature and life-span of the orebody, and the on-going information gathered in connection with the orebody, facilitates these more frequent updates.

(v)	AMORTIZATION OF MINERAL INTERESTS: Mineral interests associated with production stage mineral interests are amortized over the life-of-mine using the units-of-production method in order to match the amortization with the expected underlying future cash flows. Mineral interests associated with development and exploration stage mineral interests are not amortized until such time as the underlying property is converted to the production stage.

(vi)	DEPRECIATION OF NON-MINING ASSETS: Other non-mining assets are recorded at cost and depreciated on a straight-line basis over their expected useful lives as follows:

Vehicles	—	20.0%
Computers	—	33.3%
Furniture and Equipment	—	10.0%

(vii)	MINING EXPLORATION: Expenditure on exploration activities is expensed as incurred. Such expenditure includes the costs incurred for purposes of upgrading resources from one category to another or for purposes of upgrading resources to proven and probable reserves, even when in close proximity to the Company’s development and production stage properties. When it has been determined that a property can be economically developed as a result of establishing proven and probable reserves, costs incurred prospectively to develop the property are capitalized as mine development costs.

(viii)	IMPAIRMENT: The Group reviews and tests the carrying amounts of long-lived assets, which include development costs, when events or changes in circumstances suggest that the carrying amount may not be recoverable. For impairment purposes, assets are grouped at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. The lowest level at which such cash flows are generated is generally at an individual operating mine, even if the individual operating mine is included in a larger mine complex.

If there are indications that an impairment may have occurred, the Group prepares estimates of expected future cash flows for each group of assets. Expected future cash flows are based on a probability-weighted approach applied to potential outcomes and reflect:

•	estimated sales proceeds from the production and sale of recoverable ounces of gold contained in proven and probable reserves;

•	expected gold prices and currency exchange rates (considering historical and current prices, price trends and related factors);

•

expected future operating costs and capital expenditures to produce proven and probable gold reserves based on approved life-of-mine plans that assume current plant capacity, but exclude the impact of inflation; and

•	expected cash flows associated with value beyond proven and probable reserves, which include the expected cash outflows required to develop and extract the value beyond proven and probable reserves.

The impairment analysis first compares the total estimated cash flows on an undiscounted basis to the carrying amount of the asset, including goodwill, if any. If the undiscounted cash flows are less than the carrying amount of the asset, a second step is performed. The Group records a reduction of a group of assets to fair value as a charge to earnings if discounted expected future cash flows are less than the carrying amount. The Group estimates fair value by discounting the expected future cash flows using a discount factor that reflects the risk-free rate of interest for a term consistent with the period of expected cash flows.

Management’s estimate of future cash flows is subject to risk and uncertainties. It is therefore reasonably possible that changes could occur which may affect the recoverability of the Group’s mining assets.

(ix)	LEASES: Operating leases are charged against income as incurred.

Deferred taxation, Policy
(e)	DEFERRED TAXATION: Deferred taxation is calculated on the comprehensive basis using the balance sheet approach. Deferred tax liabilities and assets are recognized by applying expected tax rates to the temporary differences existing at each balance sheet date between the tax values and their carrying amounts. These temporary differences are expected to result in taxable or deductible amounts in determining taxable profits for future periods when the carrying amount of the asset is recovered or the liability is settled. The effect on deferred tax of any changes in tax rates is recognized in the income statement during the period in which the change occurs.

The principal temporary differences arise from depreciation on property, plant and equipment, provisions and tax losses carried forward. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets if it is more likely than not that such assets will not be realized.

Non-current investments, Policy
(f)	NON-CURRENT INVESTMENTS: Non-current investments comprise (i) investments in listed companies which are classified as available-for-sale and are accounted for at fair value, with unrealized holding gains and losses excluded from earnings and reported as a separate component of shareholders’ equity; and (ii) investments in unlisted companies which are carried at their original costs as the directors believe that the original cost is not materially different from the fair value; (iii) monies in environmental trust fund; and (iv) equity method investments. Realized gains and losses are included in the determination of net income or loss.

Unrealized losses are included in the determination of net income or loss where it is determined that a decline, other than a temporary decline, in the value of the investment has occurred.

Materials Contained in Heap Leach Pads, Policy
(g)	MATERIALS CONTAINED IN HEAP LEACH PADS: The recovery of gold from certain oxide ores is best achieved through the heap leaching process. Under this method, ore is placed on leach pads where it is permeated with a chemical solution, which dissolves the gold contained in the ore. The resulting “pregnant” solution is further processed in a leach plant where the gold in solution is recovered. For accounting purposes, value is added to leach pads based on current mining costs, including applicable depreciation and amortization relating to mining operations. Value is removed from the leach pad as ounces are recovered in circuit at the leach plant based on the average cost per recoverable ounce of gold on the leach pad.

The engineering estimates of recoverable gold on the heap leach pads are calculated from quantities of ore placed on the pads (measured tonnes added to the leach pads), the grade of ore placed on the leach pads (based on assay data) and a recovery percentage (based on the leach process and the ore type). In general, the leach pad production cycles project recoveries of approximately 50% to 70% of the placed recoverable ounces in the first year of leaching, declining each year thereafter until the leaching process is completed.

Although the quantities of recoverable gold placed on the leach pads are reconciled by comparing the grades of ore placed on the pads to the quantities of gold actually recovered (metallurgical balancing), the nature of the leaching process inherently limits the ability to precisely monitor inventory levels. As a result, the metallurgical balancing process is constantly monitored and engineering estimates are refined based on actual results over time. Variations between actual and estimated quantities resulting from changes in assumptions and estimates that do not result in write-downs to net realizable value are accounted for on a prospective basis. The ultimate recovery of gold from the pad will not be known until the leaching process is terminated.

The current portion of leach pad inventories is determined based on engineering estimates of the quantities of gold at the balance sheet date that are expected to be recovered during the next twelve months.

Inventories, Policy
(h)	INVENTORIES: Inventories are valued at the lower of cost and net realizable value. The Group’s inventories comprise consumable stores, gold-in-process, gold bullion, ore stockpiles and mineral rights and are accounted for as follows:

Consumable stores: Consumable stores are valued at average cost, after appropriate provision for surplus and slow moving items.

Gold-in-process: Gold in-process inventories represent materials that are currently in the process of being converted to a saleable product. Conversion processes vary depending on the nature of the ore and the specific mining operation, but include mill in-circuit, leach in-circuit, flotation and column cells, and carbon in-pulp inventories. In-process material is measured based on assays of the material fed to process and the projected recoveries of the respective plants. In-process inventories are valued at the average cost of the material fed to process attributable to the source material coming from the mine, stockpile or leach pad plus the in-process conversion costs, including applicable depreciation relating to the process facility, incurred to that point in the process.

Gold bullion: Gold bullion inventories represent saleable gold ore or gold bullion and are valued at the average cost of the respective in-process inventories incurred prior to the refining process, plus refining costs.

Concentrates: Concentrate inventories represent concentrate available for shipment. The concentrate inventory is valued at the average cost, including an allocated portion of amortization. Costs are added to and removed from the concentrate inventory based on tons of concentrate and are valued at the lower of average cost and net realizable value. Management’s determination of the gold and copper concentrate content and quantity depends on assay and laboratory results for the metal content and survey for the quantities.

Stockpiles: Stockpiles represent coarse ore that has been extracted from the mine that is available for further processing. Stockpiles are measured by estimating the number of tons (via truck counts and/or in-pit surveys of the ore before stockpiling) added and removed from the stockpile, the number of contained ounces (based on assay data) and the recovery percentage (based on the process for which the ore is destined). Stockpile tonnages are verified by periodic surveys. Stockpiles are valued based on mining costs incurred up to the point of stockpiling the ore, including applicable depreciation and amortization relating to mining operations. Value is added to a stockpile based on the current mining cost per ton plus applicable depreciation and amortization and removed at the average cost per recoverable ounce of gold in the stockpile.

Mineral rights: Mineral rights not linked to any specific operation are valued at the lower of cost and net realizable value.

Financial Instruments Policy
(i)	FINANCIAL INSTRUMENTS: Financial instruments carried on the balance sheet include cash and cash equivalents, investments, receivables, derivative financial instruments, accounts payable and accrued liabilities. The particular recognition method for each financial instrument item is disclosed in its respective significant accounting policy description.

Hedging, Policy
(j)	HEDGING: The Group accounts for its hedging activities in accordance with Accounting Standards Codification (“ASC”) guidance for derivative instruments and hedging activities.

Under ASC 815, all derivatives are recognized on the balance sheet at their fair value, unless they meet the criteria for the normal purchases normal sale exemption. On the date a derivative contract is entered into, the Group designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (fair value hedge), (2) a hedge of a forecasted transaction (cash flow hedge), or (3) a hedge of a net investment in a foreign entity. Certain derivative transactions, while providing effective economic hedges under the Group’s risk management policies, do not qualify for hedge accounting.

Hedging activities are conducted in accordance with guidelines established by the Audit Committee which allow for the use of various hedging instruments.

Changes in the fair value of a derivative that is highly effective, and that is designated and qualifies as a fair value hedge, are recorded in earnings, along with the change in the fair value of the hedged asset or liability that is attributable to the hedged risk.

Changes in the fair value of a derivative that is highly effective, and that is designated and qualifies as a cash flow hedge, are recognized directly in shareholders’ equity. Amounts deferred in shareholders’ equity are included in earnings in the same period during which the hedged firm commitment or forecasted transaction affects earnings.

Recognition of derivatives which meet the criteria for the normal purchases normal sales exception is deferred until settlement. Under these contracts, the Group must deliver a specified quantity of gold at a future date at a specified price to the contracted counter-party.

Hedges of net investment in foreign entities are accounted for similarly to cash flow hedges.

Changes in the fair value of derivatives that do not qualify for hedge accounting are recognized in the statement of operations, under the caption entitled gains and losses on financial instruments. The fair value recognized on the balance sheet is included under the caption financial instruments.

The Group formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking derivatives designed as hedges to specific assets and liabilities or to specific firm commitments or forecasted transactions. The Group also formally assesses, both at the hedge inception date and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items.

Cash and Cash Equivalents, Policy
(k)	CASH AND CASH EQUIVALENTS: Cash and cash equivalents comprise cash on hand, demand deposits and investments in money market instruments. These are all highly liquid investments with a maturity of three months or less at the date of purchase.

The carrying amount of cash and cash equivalents is stated at cost which approximates fair value.

Trade Receivables, Policy
(l)	TRADE RECEIVABLES: Trade receivables are carried at anticipated realizable value. Estimates are made for doubtful debts based on a review of all outstanding amounts at year-end. Irrecoverable amounts are written off during the year in which they are identified.

Provisions, Policy
(m)	PROVISIONS: Provisions are recognized when information is available prior to the issuance of the financial statements which indicates that it is probable that an asset has been impaired or a liability had been incurred at the date of the financial statements and the amount can be reasonably estimated.

Rehabilitation costs, Policy
(n)	REHABILITATION COSTS: ASC 410 applies to legal obligations associated with the retirement of a long-lived asset that result from the acquisition, construction, development and/or the normal operation of a long-lived asset.

Under ASC 410 the Group records the fair value of a liability for an asset retirement obligation in the period in which it is incurred. When the liability is initially recorded, the Group correspondingly capitalizes the cost by increasing the carrying value of the related long-lived asset. Over time, the liability is increased (accretion) to reflect an interest element considered in its initial measurement at fair value, and the capitalized cost is amortized over the useful life of the related asset. Upon settlement of the liability, the Group will record a gain or loss if the actual cost incurred differs from the liability recorded.

Environmental liabilities, other than rehabilitation costs which relate to liabilities from specific events, are expensed as incurred.

Environmental Trust Funds, Policy
(o)	ENVIRONMENTAL TRUST FUNDS: Contributions are made to the Group’s trust funds, created in accordance with statutory requirements, to fund the estimated cost of pollution control, rehabilitation and mine closure at the end of the life of the Group’s South African mines. Contributions are determined on the basis of the estimated environmental obligation over the life of the mine. Income earned on monies paid to environmental trust funds is accounted for as investment income. The funds contributed to the trusts plus growth in the trust funds are included under investments on the balance sheet.

Employee benefits, Policy
(p)	EMPLOYEE BENEFITS

(i)	PENSION AND PROVIDENT FUNDS: In South Africa, the Group operates a defined benefit pension plan and a defined contribution retirement plan and contributes to a number of industry based defined contribution retirement plans. The retirement plans are funded by payments from employees and the Group.

The expected costs of the defined benefit pension plan are assessed in accordance with the advice of independent actuaries. The cost of experience adjustments or planned amendments is expensed to the statement of operations over the expected average remaining service lives of the relevant employees. Any shortfalls are funded either immediately or as increased employer contributions to ensure the ongoing soundness of the fund.

Contributions to defined contribution funds are expensed to the statement of operations as incurred.

(ii)	POST-RETIREMENT HEALTH CARE COSTS: Medical coverage is provided through a number of schemes.

Post-retirement health care in respect of existing employees is recognized as an expense over the remaining service lives of the relevant employees.

The Group has an obligation to provide medical benefits to certain of its pensioners and dependents of ex-employees. These liabilities are unfunded and have been provided in full, calculated on an actuarial basis.

Valuation of these obligations is carried out annually by independent actuaries using appropriate mortality tables, long-term estimates of increases in medical costs and appropriate discount rates.

(iii)	SHARE-BASED COMPENSATION PLANS: Compensation costs recognized in fiscal years 2010, 2009 and 2008 include: a) compensation cost for all share-based payments granted prior to, but not yet vested as of July 1, 2005, based on the grant-date fair value estimated in accordance with the original provisions of ASC 718, Accounting for Stock- Based Compensation, and b) compensation cost for all share-based payments granted subsequent to June 30, 2005, based on the grant-date fair value estimated in accordance with the provisions of ASC 718, Share-Based-Payment.

Prior to July 1, 2005, the Group accounted for share-based payments under the recognition and measurement provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”), and related Interpretations, as permitted by ASC 718. In accordance with APB 25, no compensation cost was required to be recognized for options granted that had an exercise price equal to the market value of the underlying common stock on the date of grant other than on occasions where the term of the share option vesting schedules are modified or accelerated.

Revenue Recognition, Policy
(q)	REVENUE RECOGNITION: Revenue arising from gold and by-product sales is recognized when the risks and rewards of ownership and title pass to the buyer under the terms of the applicable contract and the pricing is fixed and determinable. Sales revenue excludes value-added tax but includes the net profit and losses arising from hedging transactions from matched gold sales contracts, which are designated as normal sales contracts.

Contracts for the Sales of copper concentrate are provisionally priced—that is, the selling price is subject to final adjustment at the end of a period normally ranging from 30 to 90 days after delivery to the customer, based on market prices at the relevant quotation points stipulated in the contract.

Revenue on provisionally priced copper concentrate sales is recorded on the date of shipment, net of refining and treatment charges, using the forward London Metal Exchange price to the estimated final pricing date, adjusted for the specific terms of the relevant agreement. Variations between the price used to recognize revenue and the actual final price received can be caused by changes in prevailing copper and gold prices and result in an embedded derivative. The host contract is the receivable from the sale of copper concentrate at the forward London Metal Exchange price at the time of sale. The embedded derivative, which does not qualify for hedge accounting, is marked-to-market each period until final settlement occurs, with changes in fair value classified as provisional price adjustments and included as a component of revenue while the contract itself is recorded in accounts receivable.

Dividend Income, Policy
(r)	DIVIDEND INCOME: Dividends are recognized when the right to receive payment is established.

Interest Income, Policy
(s)	INTEREST INCOME: Interest is recognized on a time proportion basis taking account of the principal outstanding and the effective rate to maturity on the accrual basis.

Dividend Declared, Policy
(t)	DIVIDENDS DECLARED: Dividends proposed and the related taxation thereon are recognized only when the dividends are declared. Dividends are payable in South African Rand.

Segment Reporting, Policy
(u)	SEGMENT REPORTING: The Group is a gold mining company operating geographically in SouthAfrica, Ghana, Australia, Peru and Venezuela up to the date of disposal of the Venezuelan assets. The business segments comprise geographical operations based on locations and operating units.

Earnings Per Share, Policy
(v)	EARNINGS/(LOSS) PER SHARE is calculated based on the net income/(loss) divided by the weighted average number of common shares in issue during the year. Diluted earnings per share is presented when the inclusion of potential ordinary shares has a dilutive effect on earnings per share.

Recent Accounting Pronouncements
(w)	RECENT ACCOUNTING PRONOUNCEMENTS: In July 2010, the ASC guidance relating to disclosures about the credit quality of financial receivables and the allowance for credit losses was updated. The update requires disclosure of additional information to assist financial statement users understand more clearly an entity’s credit risk exposures to finance receivables and the related allowance for credit losses. For public companies, the update is effective for interim and annual reporting periods ending on or after December 15, 2010 with specific items, such as the allowance roll forward and modification disclosures effective for periods beginning after December 15, 2010. The Group is currently assessing the impact of adoption of the updates.

In May 2010, the ASC guidance relating to foreign currency issues: multiple foreign currency exchange rate was updated. The update codifies an announcement made by the SEC Observer at the March 2010 meeting of the ASB’s Emerging Issues Task Force (“EITF”). The announcement clarified the accounting required when there are differences between amounts recorded for financial reporting purposes versus the underlying U.S. dollar denominated values upon transition to highly inflationary accounting. The update was effective as of March 18, 2010. There were no differences between the amounts recorded for financial reporting purposes and the underlying U,S. dollar denominated values of the Group’s investment in Rusoro upon transition to highly inflationary accounting on January 1, 2010, and the updated guidance did not have an impact on the Group’s financial statements.

In February 2010, the ASC guidance was amended to clarify that SEC filers must still evaluate subsequent events through the issuance date of their financial statements, however, they are not required to disclose that date in their financial statements. The amendment was effective on issuance and had no impact on the Group’s consolidated financial position, results of operations or cash flows.

In January 2010, the FASB updated the ASC guidance for decreases in ownership of a subsidiary to update the scope of the guidance and include additional disclosures required upon deconsolidation of a subsidiary. The amendments became effective beginning in the first interim or annual reporting period ending on or after December 15, 2009 and were applied retrospectively to the first period in which the guidance on noncontrolling interests was adopted. The adoption of the guidance had no impact on the Group’s financial statements.

In January 2010, the ASC guidance for accounting for distributions to shareholders with components of shares and cash was updated to clarify that the share portion of a distribution to shareholders that allows them to elect to receive cash or shares with a potential limitation on the total amount of cash that all shareholders can elect to receive in aggregate is considered a share issuance that is reflected in earnings per share prospectively. The guidance was effective for interim and annual reporting periods ending on or after December 15, 2009, and was applied retrospectively to all prior periods. The adoption of the guidance had no impact on the Group’s financial statements.

In January 2010, the ASC guidance for disclosures about fair value measurements was updated, providing amendments to the guidance which requires entities to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition, entities are required to present separately information about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). The disclosures related to Level 1 and Level 2 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2009. The disclosures related to Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Except for presentation changes, the updated guidance will have no impact on the Group’s financial statements.

In August 2009, the ASC guidance was updated to clarify how entities should estimate the fair value of liabilities. It provides clarification for circumstances in which: (i) a quoted price in an active market for the identical liability is not available, (ii) the liability has a restriction that prevents its transfer, and (iii) the identical liability is traded as an asset in an active market in which no adjustments to the quoted price of an asset are required. The amended guidance on measuring liabilities at fair value is effective for the first interim or annual reporting period beginning after August 28, 2009. The Group is evaluating the potential impact of adopting this guidance on the Group’s consolidated financial position, results of operations and cash flows.

In June 2009, the ASC guidance for consolidation accounting was updated to require an entity to perform a qualitative analysis to determine whether the enterprise’s variable interest gives it a controlling financial interest in a variable interest entity. This analysis identifies a primary beneficiary of a VIE as the entity that has both of the following characteristics: (i) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (ii) the obligation to absorb losses or receive benefits from the entity that could potentially be significant to the VIE. The updated guidance is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. The Group does not expect the adoption of this guidance to have a material impact on the Group’s financial statements.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the ASC to become the single source of authoritative U.S. GAAP to be applied by nongovernmental entities. The ASC is a new structure which took existing accounting pronouncements and organized them by accounting topic. Relevant authoritative literature issued by the Securities and Exchange Commission (“SEC”) and select SEC staff interpretations and administrative literature was also included in the ASC. All other accounting guidance not included in the ASC is non-authoritative. It became effective for interim and annual reporting periods ending after September 15, 2009. The adoption had no impact on the Group’s financial statements, other than the references to authoritative U.S. GAAP.

In April 2009, the ASC guidance was updated to provide additional guidance on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying circumstances that indicate when a transaction is not orderly. In April 2009, the guidance for investments in debt and equity securities was updated to: (i) clarify the interaction of the factors that should be considered when determining whether a debt security is other than temporarily impaired, (ii) provide guidance on the amount of an other-than-temporary impairment recognized for a debt security in earnings and other comprehensive income and (iii) expand the disclosures required for other-than-temporary impairments for debt and equity securities. Also in April 2009, the guidance for financial instruments was updated to require disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. The Group adopted the updated guidance for the annual reporting period beginning July 1, 2009. The adoption had no impact on the Group’s financial statements.

In December 2008, the ASC guidance for retirement benefits was updated to expand the requirements of employers’ disclosures about post-retirement benefit plan assets in a defined benefit pension or other post-retirement plan. The objective is to require more detailed disclosures about employers’ plan assets, including employers’ investment strategies, major categories of plan assets, concentrations of risk within plan assets, and valuation techniques used to measure the fair value of plan assets. The Group adopted the updated guidance beginning July 1, 2009. These disclosures are not required for earlier periods that are presented for comparative purposes. The adoption did not have an impact on the Group’s financial statements.

In November 2008, the ASC guidance for equity method and joint venture investments was updated to clarify the accounting for certain transactions and impairment considerations involving equity method investments. The intent is to provide guidance on: (i) determining the initial measurement of an equity method investment, (ii) recognizing other-than-temporary impairments of an equity method investment and (iii) accounting for an equity method investee’s issuance of shares. The updated guidance was effective for the Group’s annual reporting period beginning July 1, 2009 and was applied prospectively. The adoption had no impact on the Group’s consolidated financial position or results of operations.

In June 2008, the ASC guidance for derivatives and hedging when accounting for contracts in an entity’s own equity was updated to clarify the determination of whether an instrument (or embedded feature) is indexed to an entity’s own shares which would qualify as a scope exception from hedge accounting. The updated guidance was effective for the Group’s annual reporting period beginning July 1, 2009. The adoption had no impact on the Group’s consolidated financial position or results of operations.

In May 2008, the ASC guidance was updated for convertible debt instruments that, by their stated terms, may be settled in cash (or other assets) upon conversion, including partial cash settlement, unless the embedded conversion option is required to be separately accounted for as a derivative. The update requires that the liability and equity components of convertible debt instruments within the scope be separately accounted for in a manner that reflects the entity’s nonconvertible debt borrowing rate. It became effective for the Group’s fiscal year beginning July 1, 2009. The adoption had no impact on the Group’s financial statements.

In April 2008, the ASC guidance for determination of the useful life of intangible assets was updated. The guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset and remove the requirement to consider whether an intangible asset can be renewed without substantial cost or material modifications to the existing terms and conditions. Instead, it requires an entity to consider its own historical experience in renewing similar arrangements. It became effective for the Group’s annual reporting period beginning July 1, 2009 and has been applied prospectively to intangible assets acquired after the effective date. The adoption had no impact on the Group’s financial statements.

In March 2008, the ASC guidance for disclosures about derivative instruments and hedging activities was updated. The guidance requires entities to provide enhanced disclosures about (i) how and why an entity uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for, and (iii) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows. The Group adopted these provisions beginning July 1, 2009. Except for presentation changes, the adoption had no impact on the Group’s financial statements.

In December 2007, the ASC guidance for noncontrolling interests was updated to establish accounting and reporting standards pertaining to: (i) ownership interests in subsidiaries held by parties other than the parent (“noncontrolling interests”), (ii) the amount of net income attributable to the parent and to the noncontrolling interests, (iii) changes in a parent’s ownership interest, and (iv) the valuation of any retained noncontrolling equity investment when a subsidiary is deconsolidated. If a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary is measured at fair value and a gain or loss is recognized in net income based on such fair value. For presentation and disclosure purposes, the guidance requires noncontrolling interests to be classified as a separate component of equity. The Group adopted the updated guidance beginning July 1, 2009 and adopted the economic entity model. Except for presentation changes, the adoption had no impact on the Group’s financial statements.

In December 2007, the ASC guidance for business combinations was updated, which requires the acquiring entity in a business combination to recognize all the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and requires the acquirer to disclose information on the nature and financial effect of the business combination. In April 2009, the guidance was further updated to address application issues on initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. The Group adopted the provisions beginning July 1, 2009 to be applied to all future business combinations. The adoption did not have any impact on the Group’s financial statements.

SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Jun. 30, 2010
Depreciation of Non-Mining Assets
DEPRECIATION OF NON-MINING ASSETS: Other non-mining assets are recorded at cost and depreciated on a straight-line basis over their expected useful lives as follows:

Vehicles	—	20.0%
Computers	—	33.3%
Furniture and Equipment	—	10.0%

IMPAIRMENT OF ASSETS (Tables)	12 Months Ended
Jun. 30, 2010
Impairment of Assets

	2010 $ m	2009 $ m	2008 $ m
St Ives	—	—	2.6
Agnew	—	—	2.8
Biox®	—	—	6.0

	—	—	11.4

FINANCE EXPENSE (Tables)	12 Months Ended
Jun. 30, 2010
Finance Expenses

	2010 $ m	2009 $ m	2008 $ m
Interest expense—Mvelaphanda loan	—	(34.9)	(61.0)
Interest expense—preference share dividend	(5.9)	(9.8)	(2.7)
Interest expense—other	(65.8)	(92.8)	(78.8)

Total finance expense	(71.7)	(137.5)	(142.5)
Capitalized interest	6.5	63.6	42.1

	(65.2)	(73.9)	(100.4)

INCOME AND MINING TAX EXPENSE (Tables)	12 Months Ended
Jun. 30, 2010
Income and Mining Tax Expense

	2010 $ m	2009 $ m	2008 $ m

Current income taxes
South Africa	(67.7)	(101.6)	(120.8)
Ghana	(98.6)	(34.2)	(55.2)
Australia	(16.5)	(21.0)	(12.7)
Peru	(51.2)	(16.1)	(5.6)
Venezuela	—	—	(0.8)

Current income and mining taxes	(234.0)	(172.9)	(195.1)

Deferred income taxes
South Africa	(58.6)	(37.5)	(61.5)
Ghana	(28.1)	(24.7)	(8.7)
Australia	(12.3)	(12.8)	(2.8)
Peru	(25.4)	(16.7)	(3.0)
Venezuela	—	—	(0.1)

Deferred income and mining taxes	(124.4)	(91.7)	(76.1)

Total income and mining taxes	(358.4)	(264.6)	(271.2)

Pre-Tax Income Before Impairment of Equity Investee, Share of Equity Investee's Share of Profits/(Losses) and Non-controlling Interests

The Company’s pre-tax income before impairment of equity investee, share of equity investee’s share of losses and non-controlling interests comprise:

	2010 $ m	2009 $ m	2008 $ m
South Africa	192.0	269.9	430.8
Ghana	343.1	140.7	200.4
Australia	55.7	92.3	7.2
Peru	164.6	82.7	(0.7)
Venezuela	—	—	8.6
British Virgin Islands(1)	96.0	(34.4)	179.1
Other	—	—	15.4

	851.4	551.2	840.8

(1)	The pre-tax income/(loss) relates to non-operating entities incorporated in the British Virgin Islands and includes, in fiscal 2010, a net gain on disposal and impairment of listed investments (fiscal 2009, a net loss on disposal and impairment of listed investments and in fiscal 2008, profit realized on the sale of the Essakane project).

Major Items Causing the Income Tax Provision to Differ from the South African Mining Statutory Rate

Major items causing the Group’s income tax provision to differ from the South African mining statutory rate of 43% (2009: 43% and 2008: 43%) were:

	2010 $ m	2009 $ m	2008 $ m
Tax on net income at South African mining statutory rate	(366.1)	(237.0)	(361.5)
Rate adjustment to reflect estimated effective mining tax rate in South Africa of 38% (2009: 38% and 2009: 38%), tax rate in Ghana of 25% (2009: 25% and 2008: 25.0%), tax rate in Australia of 30% (2009: 30% and 2008: 30%), tax rate in Venezuela of 34% for 2008 and tax rate in Peru of 35.6% (2009: 35.6% and 2008: 35.6%).	79.2	49.1	47.2
South African mining tax formula rate adjustment	16.6	27.7	30.5
Valuation allowance raised against deferred tax assets	(8.3)	(17.5)	(34.0)
Reversal of valuation allowance previously raised against deferred tax assets	0.1	2.7	4.2
Non taxable income/non deductible expenditure	27.4	(54.4)	74.6
South African capital gains tax	(23.9)	—	(0.9)
Foreign levies and royalties	(88.1)	(37.7)	(33.5)
Other	4.7	2.5	2.2

Income and mining tax expense	(358.4)	(264.6)	(271.2)

Deferred Income and Mining Tax Liabilities and Assets

Deferred income and mining tax liabilities and assets on the balance sheet as of June 30, 2010 and 2009 relate to the following:

	2010 $ m	2009 $ m
Deferred income and mining tax liabilities
Mining assets	1,978.0	1,765.6
Investment by environmental trust funds	51.0	41.9
Inventory	8.9	6.1
Other	41.1	33.1

Gross deferred income and mining tax liabilities	2,079.0	1,846.7

Provisions, including rehabilitation accruals	(122.3)	(114.9)
Tax losses	(536.7)	(476.7)
Unredeemed capital expenditure	(625.1)	(625.8)

Gross deferred income and mining tax assets	(1,284.1)	(1,217.4)
Valuation allowance for deferred tax assets	195.3	195.5

Total deferred income and mining tax assets	(1,088.8)	(1,021.9)

Net deferred income and mining tax liabilities	990.2	824.8
Less short term portion of deferred income and mining tax (included in accounts payable)	(7.7)	(7.1)

Net deferred income and mining tax liabilities (included in non-current liabilities)	982.5	817.7

Valuation Allowance for Deferred Tax Assets

The valuation allowance relates primarily to net operating loss carry-forwards for the entities below, except for Gold Fields Operations and GFI Joint Venture Holdings which also include unredeemed capital expenditure.

	2010 $ m	2009 $ m
Orogen Investments SA (Luxembourg)	43.7	56.8
Gold Fields Arctic Platinum Oy	26.2	28.9
Living Gold (Pty) Limited	5.6	4.9
Gold Fields Operations	55.0	47.1
GFI Joint Venture Holdings	63.6	56.8
Other	1.2	1.0

	195.3	195.5

Unredeemed Capital Expenditure and Tax Loss Carry Forwards

As at June 30, 2010 and 2009 the Group has unredeemed capital expenditure and tax loss carry forwards available for deduction against future mining income at its South African mining operations as follows:

	2010 $ m	2009 $ m
Unredeemed capital expenditure:
Beatrix Division of GFI Mining South Africa (Pty) Limited	140.2	167.4
Gold Fields Operations	462.1	335.3
GFI Joint Venture Holdings	936.2	780.1

	1,538.5	1,282.8

Estimated assessed tax losses:
Gold Fields Operations	600.4	579.0
GFI Joint Venture Holdings	81.5	95.2
Golden Oils (Pty) Limited	1.0	0.7
Agrihold (Pty) Limited	2.1	2.2
Golden Hytec Farming (Pty) Limited	1.2	1.2
Living Gold (Pty) Limited	20.1	17.6

	706.3	695.9

Tax Years Open for Assessments

Tax years open for assessments

South Africa(1)	2001-2009

Ghana(2)	All years open

Australia(3)	2002-2009

Peru(4)	2004-2009

Notes:

(1)	The South African Tax legislation allows the Revenue Authorities to reopen assessments issued for a period of up to 3 years after the assessments were issued.

(2)	The Ghanaian Tax Authorities have the right to examine and, if necessary, amend the income tax determined be the relevant Group entity for any year without limitation to the years which may be reassessed.

(3)	The Australian Tax Authorities have the right to examine and, if necessary, amend the income tax determined by the relevant Group entity in the last five years, as from the date the tax returns have been filed.

(4)	The Peruvian Tax Authorities have the right to examine and, if necessary, amend the income tax determined by the relevant Group entity in the last four years, as from the date the tax returns have been filed.

EARNINGS PER SHARE (Tables)	12 Months Ended
Jun. 30, 2010
Earnings Per Share

	For the year ended June 30, 2010
	Income Numerator $ m	Shares Denominator	Per-share Amount $
Basic earnings per share
Shares outstanding July 1, 2009		704,749,849
Weighted average number of shares issued during the year		614,351

Net income attributable to Gold Fields shareholders	391.0	705,364,200	0.55
Fully diluted earnings per share
Effect of dilutive securities	—	9,185,642

Net income attributable to Gold Fields shareholders	391.0	714,549,842	0.55

	For the year ended June 30, 2009
	Income Numerator $ m	Shares Denominator	Per-share Amount $
Basic earnings per share
Shares outstanding July 1, 2008		653,200,682
Weighted average number of shares issued during the year		17,127,580

Net income attributable to Gold Fields shareholders	160.9	670,328,262	0.24
Fully diluted earnings per share
Effect of dilutive securities	—	7,462,470

Net income attributable to Gold Fields shareholders	160.9	677,790,732	0.24

	For the year ended June 30, 2008
	Income Numerator $ m	Shares Denominator	Per-share Amount $
Basic earnings per share
Shares outstanding July 1, 2007		652,158,066
Weighted average number of shares issued during the year		380,146

Net income attributable to Gold Fields shareholders	452.5	652,538,212	0.69
Fully diluted earnings per share
Effect of dilutive securities*	—	3,713,993

Net income attributable to Gold Fields shareholders	452.5	656,252,205	0.69

*	The conversion of Mvela’s debt to equity, which would have resulted in the issue of another 50,000,000 shares, is anti-dilutive and has been excluded from the calculation.

RECEIVABLES (Tables)	12 Months Ended
Jun. 30, 2010
Receivables

	2010 $ m	2009 $ m

Product sale trade receivables	130.9	137.1
Other trade receivables	21.1	19.2
Deposits	5.4	38.6
Value added tax	106.4	144.0
Interest receivable	—	1.1
Payroll debtors	8.4	4.6
Prepayments	17.1	26.8
Other	16.1	12.1

	305.4	383.5

INVENTORIES (Tables)	12 Months Ended
Jun. 30, 2010
Inventory

	2010 $ m	2009 $ m

Ore stockpiles	61.1	44.8
Gold in-process	33.7	28.2
Consumable stores	134.3	121.0
Other	5.8	2.0

	234.9	196.0

PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Jun. 30, 2010
Property, Plant and Equipments

	2010 $ m	2009 $ m

Cost	11,038.9	9,361.6
Accumulated depreciation and amortization	(4,399.2)	(3,604.7)

	6,639.7	5,756.9

Mining properties, mine development costs, mine plant facilities and mineral interests	6,396.1	5,371.5
Asset retirement costs	94.1	87.1
Other non-mining assets	149.5	298.3

	6,639.7	5,756.9

Included in property, plant and equipment is cumulative capitalized interest, net of amortization, relating to the following assets:
South African operations	18.6	13.2
Tarkwa Mine	16.6	17.8
Cerro Corona	84.5	89.2

	119.7	120.2

GOODWILL (Tables)	12 Months Ended
Jun. 30, 2010
Goodwill

Balance at beginning of the year	1,084.7	1,092.8
Translation adjustment	70.2	(8.1)

Balance at end of the year	1,154.9	1,084.7

NON-CURRENT INVESTMENTS. (Tables)	12 Months Ended
Jun. 30, 2010
Non-Current Investments

	2010 $ m	2009 $ m

Listed investments (a)	76.8	312.4
Unlisted investments	1.3	0.8
Investments held by environmental trust funds (b)	133.8	110.0
Equity investees (c)	29.6	51.2
Other investments	12.8	0.8

	254.3	475.2

(a)	Listed investments mainly consist of:

	2010		2009
	Number of shares	Market value, $ per share	Number of shares	Market value, $ per share
Sino Gold Limited(1)	—	—	57,968,029	3.76
Mvelaphanda Resources Limited(2)	8,397,858	6.16	8,397,858	3.72
Conquest Mining Limited	51,783,388	0.30	51,783,388	0.34
GoldQuest Mining Corporattion	13,962,500	0.11	5,362,500	0.07
Troy Resources NL	—	—	3,130,400	0.91
Orezone Resources Inc(2)	—	—	5,208,333	0.43
Gold One International Limited	12,500,000	0.26	12,500,000	0.26
Glencar Mining Plc	—	—	27,431,197	0.01

(1)	During fiscal 2010, 58 million Sino Gold shares were exchanged for 28 million shares in Eldorado. Subsequently, a further four million top-up shares were received from Eldorado. All of the Eldorado shares, Including the top-up shares were liquidated during fiscal 2010, resulting in a total profit of $99.9 million, of which $53.6 million relating to the top-up shares was recognized as a gain on financial instruments

(2)	Three million of the Mvelaphanda shares are subject to a scrip lending agreement—see note 14 (e).

The fair value of listed investments at June 30, 2010 of $76.8 million (2009: $312.4 million) comprises a cost of $68.3 million (2009: $263.7 million) and a net unrealized gain of $8.5 million (2009: $48.7 million). The net unrealized gain comprises a gross unrealized gain of $10.9 million (2009: $65.2 million) partly offset by a gross unrealized loss of $2.4 million (2009: $16.5 million). The gross unrealized loss of $2.4 million (2008: $16.5 million) comprises 4 equity investments (2009: 8) in listed entities. None of these equity investments have been in a continuous unrealized loss position for more than 12 months. A realized gain of $111.7 million was reclassified from equity for the year ended June 30, 2010 (2009: net loss of $16.1 million, 2008: net gain of $3.7 million).

(b)	The environmental trust funds are irrevocable trusts under the Group’s control. The monies in the trusts are invested primarily in interest bearing short-term investments and the costs of these investments approximate their fair value. The investments provide for the estimated cost of rehabilitation during and at the end of the life of the Group’s South African mines. While the asset is under the Group’s control, it is not available for the general purposes of the Group’s. All income from this asset is reinvested or spent to meet these obligations. These obligations are described in note 15, “Provision for Environmental Rehabilitation”.

(c)	Equity investees comprise the following at June 30, 2010 and 2009:

	Description of business	Ownership %		Market value
Investment		2010	2009	2010	2009
Rusoro Mining Limited	Gold mining	26.4	26.4	31.1	48.4
Rand Refinery Limited	Refining of gold bullion and by-products	34.9	34.9	*	*

*	Not readily determinable

Carrying Value of Equity Investment in Rusoro
The carrying value of the equity investment in Rusoro:

	2010 $ m	2009 $ m

Balance at July 1	48.4	165.7
Share of current year loss	(31.1)	(5.1)
Other comprehensive income movements	0.8	(0.3)
Dilution loss recognized in statement of changes in shareholders’ equity	—	(24.5)
Impairment of investment	—	(87.4)

Balance at June 30	18.2	48.4

Summarized Financial Information of Rusoro
The summarized financial information of Rusoro, is shown below:

	2010 $ m	2009 $ m
Current assets	64.3	95.3
Non-current assets	956.7	882.2
Current liabilities	95.1	34.6
Non-current liabilities	355.5	311.8
Equity (including non-controlling interests)	570.4	631.1

Revenues	98.5	76.8
Gross income/(loss)	9.4	(6.0)
Net loss	(117.6)	(30.7)

Carrying Value of Equity Investment in Rand Refinery Limited
The carrying value of the equity investment in Rand Refinery Limited (“Rand Refinery”):

	2010 $ m	2009 $ m
Balance at July 1	2.8	5.4
Share of current year profits recognized	8.4	1.5
Dividend received	—	(4.2)
Translation	0.2	0.1

Balance at June 30	11.4	2.8

ACCOUNTS PAYABLE AND PROVISIONS (Tables)	12 Months Ended
Jun. 30, 2010
Accounts Payable and Provision

	2010 $ m	2009 $ m
Trade payables	158.3	191.8
Accruals	219.9	214.6
Payroll and other compensation	72.8	57.5
Leave pay accrual	61.8	50.7
Short term portion of deferred income and mining tax	7.7	7.1
Other	31.4	11.8

	551.9	533.5

SHORT-TERM AND LONG-TERM LOANS (Tables)	12 Months Ended
Jun. 30, 2010
Long Term Loans

	2010 $ m	2009 $ m
Collateralized
—Split-tenor revolving credit facility (a)	430.0	498.5
—Syndicated revolving loan facility (b)	—	72.0
—Project finance facility (c)	100.0	150.0
—Preference shares (d)	96.3	84.9
—Scrip loan (e)	19.0	—
Uncollateralized
—Domestic Medium Term Notes Program (f)	475.8	141.8
—Short-term syndicated facility (g)	—	20.0
—Other loans (h)	—	136.5

	1,121.1	1,103.7
Short-term loans and current portion of long-term loans	(691.1)	(317.8)

Total long-term loans	430.0	785.9

Split-Tenor Revolving Credit Facility

	2010 $ m	2009 $ m
Balance at beginning of year	498.5	510.5
Loan advanced, net of transaction costs	221.0	138.0
Loan repayments	(289.5)	(150.0)

Balance at end of year	430.0	498.5

Syndicated Revolving Loan Facility

	2010 $ m	2009 $ m
Balance at beginning of year	72.0	—
Loan advanced, net of transaction costs	200.0	116.0
Loan repayments	(272.0)	(44.0)

Balance at end of year	—	72.0

Project Finance Facility

	2010	2009
	$ m	$ m
Balance at beginning of year	150.0	150.0
Loan repayments	(50.0)	—

Balance at end of year	100.0	150.0

Preference Shares

	2010	2009
	$ m	$ m
Balance at beginning of year	84.9	172.0
Preference Shares issued	—	—
Preference share dividend	5.9	9.8
Redemptions	—	(63.5)
Translation	5.5	(33.4)

Balance at end of year	96.3	84.9

Scrip Loan

	2010 $ m	2009 $ m
Loans advanced	19.5	—
Translation	(0.5)	—

Balance at end of year	19.0	—

Domestic Medium Term Notes Program

	2010 $ m	2009 $ m
Balance at beginning of year	141.8	—
Notes issued	1,044.9	133.5
Settlements	(721.9)	—
Translation	11.0	8.3

Balance at end of year	475.8	141.8

Short-Term Syndicated Facility

	2010 $ m	2009 $ m
Balance at beginning of year	20.0	—
Loan advanced	—	20.0
Repayments	(20.0)	—

Balance at end of year	—	20.0

Other Loans

	2010 $ m	2009 $ m
Balance at beginning of year	136.5	0.2
Loans advanced	134.5	904.8
Loans repaid	(284.1)	(736.0)
Translation	13.1	(32.5)

Balance at end of year	—	136.5

Combined Aggregate Maturities of Short- and Long-Terms Loans	The combined aggregate maturities of short and long-term loans for each of the next five years at June 30, 2010 is tabulated below:

Maturity (in years)	$
1	691.1
2	430.0
Thereafter	—

1,121.1

PROVISION FOR ENVIRONMENTAL REHABILITATION (Tables)	12 Months Ended
Jun. 30, 2010
Reconciliation of Total Liability for Environmental Rehabilitation

The following is a reconciliation of the total liability for environmental rehabilitation:

	2010 $ m	2009 $ m
Asset retirement obligations
Balance at July 1	236.9	216.2
Addition to liabilities	11.9	19.2
Liabilities settled	(4.3)	(4.0)
Accretion of liability	19.3	13.9
Foreign currency translation adjustment	11.9	(8.4)

Balance at June 30	275.7	236.9

PROVISION FOR POST-RETIREMENT HEALTH CARE COSTS (Tables)	12 Months Ended
Jun. 30, 2010
Accrued Post-Retirement Health Care Costs

	2010 $ m	2009 $ m
Gold Fields Group (excluding South Deep) accrued post-retirement health care costs (a)	2.6	11.0
South Deep accrued post-retirement health care costs (b)	0.2	0.4

Gold Fields Group accrued post-retirement health care costs	2.8	11.4

Funded Status and Amounts Recognized by the Group (Excluding South Deep) for Post-Retirement Health Care Costs

The following table sets forth the funded status and amounts recognized by the Group (excluding South Deep) for post-retirement health care costs:

	2010 $ m	2009 $ m
Actuarial present value	2.6	11.0
Plan assets at fair value	—	—

Accumulated benefit obligation in excess of plan assets	2.6	11.0
Prior service costs	—	—
Unrecognized net (gain)/loss	—	—

Post-retirement health care liability	2.6	11.0

The following is a reconciliation of the benefit obligation:
Balance at beginning of year	11.0	7.2
Service costs	0.9	0.6
Contributions paid	(0.2)	(0.1)
(Release of)/additional cross subsidization liability	(9.7)	2.9
Foreign currency translation adjustment	0.6	0.4

Balance at end of year	2.6	11.0

Net Periodic Benefit Cost by the Group (Excluding South Deep)

	2010 $ m	2009 $ m
Service costs	0.9	0.6

Net periodic benefit cost	0.9	0.6

Funded Status and Amounts Recognized by South Deep for Post-Retirement Health Care Costs

The following table sets forth the funded status and amounts recognized by the Group for post-retirement health care costs:

	2010 $ m	2009 $ m
Actuarial present value	0.2	0.4
Plan assets at fair value	—	—

Accumulated benefit obligation in excess of plan assets	0.2	0.4
Prior service costs	—	—
Unrecognized net (gain)/loss	—	—

Post-retirement health care liability	0.2	0.4

The following is a reconciliation of the benefit obligation:
Balance at beginning of year	0.4	0.7
Service costs	—	0.1
Contributions paid	(0.1)	(0.1)
Release of cross subsidization liability	(0.2)	(0.1)
Foreign currency translation adjustment	0.1	(0.2)

Balance at end of year	0.2	0.4

Net Periodic Benefit Cost by South Deep

	2010 $ m	2009 $ m
The net periodic benefit cost is explained as follows:
Service costs	—	0.1

Net periodic benefit cost	—	0.1

EMPLOYEE BENEFIT PLANS (Tables)	12 Months Ended
Jun. 30, 2010
Details of PVRS and SARS Granted Under Share Plan

Details of the PVRS and SARS granted under this Plan are as follows:

	Number of PVRS	Number of SARS	Average price
			Rand	$
Outstanding at June 30, 2007	1,855,452	1,765,540	124.75	17.45
Granted during the year	4,238,161	2,569,481	105.97	14.58
Exercised and released	(21,933)	—	—	—
Forfeited	(674,793)	(497,084)	118.77	16.34

Outstanding at June 30, 2008	5,396,887	3,837,937	112.73	14.09
Granted during the year	2,616,171	1,311,271	108.90	12.09
Exercised and released	(73,954)	—	—	—
Forfeited	(880,240)	(539,582)	121.07	13.44
Conditions for vesting not met	(226,900)	—	—	—

Outstanding at June 30, 2009	6,831,964	4,609,626	111.50	13.83
Granted during the year	3,177,552	1,564,217	90.84	11.98
Exercised and released	(341,309)	—	—	—
Forfeited	(619,793)	(513,571)	109.40	14.43
Conditions for vesting not met	(609,751)	—	—	—

Outstanding at June 30, 2010	8,438,663	5,660,272	106.00	14.00

2005 Shares Plan Options Outstanding

The following tables summarize information relating to the options outstanding at June 30, 2010.

	Outstanding options
	Price range		Number of options	Contractual life (in years)	Weighted average exercise price
	Rand	$			Rand	$
Range of prices	69.48 – 124.19	8.62 – 15.41	4,604,378	3.65	101.61	13.42
	124.20 – 127.72	15.41 – 15.85	1,055,894	2.21	124.74	16.48

Total			5,660,272	3.39	106.00	14.00

Options Granted Under GF Management Scheme

Details of the options granted under the GF Management Scheme are as follows:

	Number of Options	Average option price
		Rand	$
Outstanding at July 1, 2007	5,584,973	76.66	10.72
Granted during the year	—	—	—
Exercised and released	(990,175)	71.82	9.88
Forfeited	(382,579)	72.33	9.95

Outstanding at July 1, 2008	4,212,219	78.38	9.80
Granted during the year	—	—	—
Exercised and released	(1,367,882)	69.69	7.73
Forfeited	(539,916)	105.39	11.70

Outstanding at July 1, 2009	2,304,421	77.20	9.58
Granted during the year	—	—	—
Exercised and released	(778,172)	74.62	9.84
Forfeited	(173,616)	97.01	12.80

Outstanding at July 1, 2010	1,352,633	76.15	10.06

Directors Affected by GF Management Scheme Modification

The following directors were affected by the modification:

	Fiscal 2010			Fiscal 2009
	Number of options	Weighted average price (Rand)	Contractual life extended by (years)	Number of options	Weighted average price (Rand)	Contractual life extended by (years)
Executive directors
Nicholas J. Holland	13,334	46.23	0.87	172,499	76.59	0.38
Terence P. Goodlace	—	—	—	3,167	154.65	0.01
Non-Executive directors
Kofi Ansah	—	—	—	6,700	68.59	0.39
Rupert L. Pennant-Rea	5,000	110.03	0.71	25,000	84.79	0.39
Chris I. Von Christierson	10,000	110.03	0.71	20,000	99.21	0.39
Alan J. Wright	10,000	110.03	0.71	55,000	68.41	0.39

GF Management Scheme Options Outstanding

The following tables summarize information relating to the options outstanding at June 30, 2010:

			Outstanding options
	Rand	$	Number of options	Contractual life (in years)	Weighted average exercise price
					Rand	$
Range of prices	46.23 – 84.99	6.11 – 11.23	1,081,025	1.37	69.29	9.15
	85.00 – 109.99	11.23 – 14.53	187,708	0.73	92.95	12.28
	110.00 – 34.99	11.53 – 17.83	56,400	1.10	117.25	15.49
	135.00 – 159.99	17.83 – 21.13	27,500	1.04	146.71	19.38

Total			1,352,633	1.26	76.15	10.06

			Exercisable options
	Price range		Number of options	Weighted average exercise price
	Rand	$		Rand	$
Range of prices	46.23 – 84.99	6.11 – 11.23	1,081,025	69.29	9.15
	85.00 – 109.99	11.23 – 14.53	187,708	92.95	12.28
	110.00 – 134.99	11.53 – 17.83	56,400	117.25	15.49
	135.00 – 159.99	17.83 – 21.13	27,500	146.71	19.38

Total			1,352,633	76.15	10.06

Restricted Shares Granted Under 2005 Non-Executive Director Share Plan

Details of the restricted shares granted under this Plan are as follows:

No of restricted shares
Outstanding at June 30, 2007	51,000
Granted during the year	29,600
Exercised and released	—
Forfeited	—
Outstanding at June 30, 2008	80,600

Granted during the year	52,600
Exercised and released	(33,000)
Forfeited	—

Outstanding at June 30, 2009	100,200
Granted during the year	47,300
Exercised and released	(11,622)
Forfeited	—

Outstanding at June 30, 2010	135,878

Details of GF Non-Executive Director Share Plan

Details of the Plan are as follows:

	Number of Options	Average option price
		Rand	$
Outstanding as of June 30, 2007	174,400	83.47	11.67
Granted during the year	—	—	—
Exercised and released	(27,700)	81.71	11.24

Outstanding as of June 30, 2008	146,700	83.81	10.48
Granted during the year	—	—	—
Exercised and released	(25,000)	43.70	4.85
Forfeited	(40,000)	99.21	11.01

Outstanding as of June 30, 2009	81,700	88.54	10.99
Granted during the year	—	—	—
Exercised and released	—	—	—
Forfeited	—	—	—

Outstanding as of June 30, 2010	81,700	88.54	11.70

GF Non-Executive Director Share Plan Options Outstanding

The following tables summarize information relating to options outstanding under the Plan as of June 30, 2010:

			Outstanding options
	Rand	$	Number of options	Contractual life years	Weighted average Exercise price
					Rand	$
Range of prices	65.56 – 88.37	8.66 – 11.67	26,700	1.66	68.59	9.06
	88.38 – 110.03	11.68 – 14.54	55,000	0.23	98.22	12.98

			81,700	0.70	88.54	11.70

			Exercisable options
	Rand	$	Number of options	Contractual life years	Weighted average Exercise price
					Rand	$
Range of prices	65.56 – 88.37	8.13 – 10.96	26,700	1.66	68.59	9.06
	88.38 – 110.03	10.97 – 13.65	55,000	0.23	98.22	12.98

			81,700	0.70	88.54	11.70

Assumptions Used to Value Options

The Group the Black Scholes Model to value the SARS. The inputs to the model for awards granted during the year were as follows:

	2010	2009
Weighted average exercise price—Rand	90.84	108.90
Weighted average expected volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	52.0%	51.7%
Expected term (years)	3.0 – 4.2	3.0 – 4.2
Long-term expected dividend yield	1.00%	1.80%
Weighted average risk free interest rate	7.90%	6.90%
Weighted average fair value—Rand	43.82	45.90

The Group uses the Monte-Carlo Simulation to value the PVRS. The inputs to the model for awards granted during the year were as follows:

	2010	2009
Weighted average expected volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	50.4%	67.8%
Expected term (years)	3.0	3.0
Historical dividend yield	1.40%	2.30%
Weighted average risk free interest rate (based on US interest rate)	0.2%	0.60%
Weighted average fair value—Rand	155.8	209.4

DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE AND CREDIT RISK OF FINANCIAL INSTRUMENTS (Tables)	12 Months Ended
Jun. 30, 2010
Estimated Fair Values of Financial Instruments

The estimated fair values of the Group’s financial instruments are:

	June 30, 2010		June 30, 2009
	Carrying value	Fair value	Carrying value	Fair value
Financial assets
Cash and cash equivalents	500.7	500.7	357.5	357.5
Receivables	305.4	305.4	383.5	383.5
Non-current investments	254.3	254.3	475.2	475.2
Financial liabilities
Long-term loans	430.0	430.0	785.9	785.9
Accounts payable and provisions	551.9	551.9	533.5	533.5
Financial instruments	—	—	1.7	1.7
Interest payable	4.5	4.5	14.4	14.4
Bank overdraft	—	—	9.7	9.7
Current portion of long-term loans	691.1	691.1	317.8	317.8
Other non-current assets	—	—	3.9	3.9

Financial Assets and Liabilities Measured at Fair Value by Level

The following table sets forth our financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by ASC fair value guidance, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	Fair value at June 30, 2010
	Total $ m	Level 1 $ m	Level 2 $ m	Level 3 $ m
Assets:
Cash equivalents	41.5	41.5	—	—
Listed investments	76.8	76.8	—	—
Investments held by environmental trust funds	133.8	80.3	53.5	—
Unlisted investments	1.3	—	—	1.3
Trade receivable from provisional copper concentrate sales, net	45.7	45.7	—	—

	299.1	297.8	—	1.3

	Fair value at June 30, 2009
	Total $ m	Level 1 $ m	Level 2 $ m	Level 3 $ m
Assets:
Cash equivalents	63.4	63.4	—	—
Listed investments	312.4	312.4	—	—
Investments held by environmental trust funds	110.0	86.9	23.1	—
Unlisted investments	0.8	—	—	0.8
Trade receivable from provisional copper concentrate sales, net	54.0	54.0	—	—

	540.6	539.8	—	0.8

Liabilities:
Financial instruments	1.7	—	1.7	—

	1.7	—	1.7	—

Changes in Fair Value of Level 3 Financial Assets

The table below sets forth a summary of changes in the fair value of our Level 3 financial assets for the year ended June 30, 2010.

	2010 $ m	2009 $ m
Balance at the beginning of the year	0.8	27.8
Additions	0.9	—
Settlements	(0.7)	(20.0)
Impairments	(0.5)	—
Unrealized gain/(loss)	0.8	(1.7)
Translation loss	—	(5.2)

Balance at the end of the period	1.3	0.8

Derivative Contracts

The following tables summarize the foreign currency contracts held by the Company as at June 30, 2009:

 $/ZAR currency contracts

	Forward sales
Maturity date	$m Notional	ZAR1= $ Strike price
July 15, 2009	274.0	0.1236

The mark-to-market value of these contracts amounted to a loss of  $0.05 million at June 30, 2009, which value is based on the prevailing interest rates and volatility at the time. On September 17, 2009, the forward cover of  $274 million was settled as a result of the decision to repay the outstanding loan amount.

Copper commodity contracts

		Financial instruments
Maturity date		Notional Mts	Copper price $

July 23, 2009 – June 23, 2010	Forward sale	8,705.0	5001.0
July 23, 2009 – June 23, 2010	Zero cost collar	8,705.0	4,600.0 – 5,400.0

ADDITIONAL CASH FLOW INFORMATION (Tables)	12 Months Ended
Jun. 30, 2010
Interest Paid Included in Net Cash Provided by Operating Activities	The following amounts of interest paid were included in net cash provided by operating activities:

	2010 $ m	2009 $ m	2008 $ m
Interest paid before capitalization	71.7	137.5	142.5

COMMITMENTS (Tables)	12 Months Ended
Jun. 30, 2010
Commitment

	2010 $ m	2009 $ m
Capital expenditure
—authorized
South Africa—Driefontein	143.5	141.6
South Africa—Kloof	198.9	194.3
South Africa—Beatrix	87.2	82.3
South Africa—South Deep(1)	568.9	435.7
Ghana—Tarkwa	148.9	35.8
Ghana—Damang	7.5	8.2
Peru—Cerro Corona	29.4	44.2
Australia—St Ives	58.1	14.9
Australia—Agnew	10.2	1.4
Other	0.2	0.3

	1,252.8	958.7

(1)	The capital expenditure for the South Deep capital development project is estimated at $1.1 billion (R8.4 billion) for the five year period 2010-2014. During fiscal 2010, $0.2 billion (R1.6 billion) was spent. Of the balance of $0.9 billion (R6.8 billion), $0.6 billion (R4.3 billion) has been authorised and is included in the above.

—contracted for	236.9	131.4
Other guarantees	2.6	3.1

GEOGRAPHICAL AND SEGMENT INFORMATION (Tables)	12 Months Ended
Jun. 30, 2010
Segment Results

	Fiscal year ended June 30, 2010
	South Africa				Ghana		Australia	Venezuela	Peru
	Driefontein	Kloof	Beatrix	South Deep	Tarkwa	Damang	St Ives/ Agnew	Choco 10	Cerro Corona	Corporate and other	Reconciling items	Group Consolidated
Statement of operations
Revenue	770.9	613.2	424.7	288.7	790.1	226.9	638.4	—	411.4	—	—	4,164.3
Operating costs(1)	(505.6)	(451.8)	(299.9)	(220.9)	(387.0)	(130.7)	(398.2)	—	(135.0)	—	(118.5)	(2,647.6)
Gold inventory change(2)	—	—	—	—	11.4	(2.1)	12.9	—	1.3	—	5.9	29.4

Operating profit	265.3	161.4	124.8	67.8	414.5	94.1	253.1	—	277.7	—	(112.6)	1,546.1
Amortization and depreciation	(82.0)	(105.6)	(71.5)	(59.7)	(111.0)	(17.2)	(116.8)	—	(55.3)	(19.1)	6.9	(631.3)

Net operating profit/(loss)	183.3	55.8	53.3	8.1	303.5	76.9	136.3	—	222.4	(19.1)	(105.7)	914.8
Exploration expenditure	—	—	—	—	—	—	—	—	—	(80.9)	(1.6)	(82.5)
Other items as detailed in statement of operations	(12.0)	(14.1)	(6.4)	(24.8)	(10.9)	(3.3)	(5.8)	—	(53.2)	145.2	4.4	19.1
Current taxation	(32.6)	(3.7)	(1.0)	(0.5)	(70.3)	(28.3)	(16.5)	—	(51.2)	(29.9)	—	(234.0)
Deferred taxation	(26.5)	(15.4)	(18.6)	6.5 *	(34.4)	0.5	(34.7)	—	(27.0)	3.5	21.7	(124.4)

Profit/(loss) after taxation	112.2	22.6	27.3	(10.7)	187.9	45.8	79.3	—	91.0	18.8	(81.2)	493.0

*	Indicative as tax is provided in the holding companies of South Deep

	Fiscal year ended June 30, 2010
	South Africa				Ghana		Australia	Venezuela	Peru
	Driefontein	Kloof	Beatrix	South Deep	Tarkwa	Damang	St Ives/ Agnew	Choco 10	Cerro Corona	Corporate and other	Reconciling items	Group Consolidated
Balance sheet
Total assets	1,076.5	661.3	140.5	132.0	1,059.0	177.4	1,082.6	—	886.0	3,812.6	153.6	9,181.4
Total liabilities excluding deferred tax	307.2	142.8	(114.9)	78.9	144.6	36.7	157.9	—	218.0	1,109.2	(27.6)	2,052.8
Deferred tax liability/(asset)	263.6	236.9	107.5	—	180.0	17.1	138.2	—	33.3	(33.0)	46.6	990.2
Capital expenditure	150.3	145.7	85.8	212.8	148.6	29.8	158.2	—	85.6	4.5	(108.2)	913.1

(1)	Operating costs for management reporting purposes includes: Corporate expenditure— $47.5 million, Environmental rehabilitation— $19.3 million and Employee termination costs— $10.2 million, which are not included in production costs under U.S. GAAP. In addition, gold inventory change is included in production costs under U.S. GAAP.

(2)	Reflects the change in quantity and value of broken ore and ore on the heap leach pad during the financial year.

	Fiscal year ended June 30, 2009
	South Africa				Ghana		Australia	Venezuela	Peru
	Driefontein	Kloof	Beatrix	South Deep	Tarkwa	Damang	St Ives/ Agnew	Choco 10	Cerro Corona	Corporate and other	Reconciling items	Group Consolidated
Statement of operations
Revenue	726.5	562.3	339.1	155.2	537.2	175.7	548.5	—	183.8	—	—	3,228.3
Operating costs(1)	(391.8)	(342.3)	(226.1)	(131.9)	(338.1)	(132.4)	(330.3)	—	(86.4)	—	(106.0)	(2,085.3)
Gold inventory change(2)	—	—	—	—	18.0	2.3	(1.1)	—	4.1	—	11.4	34.7

Operating profit	334.7	220.0	113.0	23.3	217.1	45.6	217.1	—	101.5	—	(94.6)	1,177.7
Amortization and depreciation	(69.4)	(76.9)	(48.3)	(31.4)	(55.0)	(18.8)	(104.9)	—	(38.9)	(16.2)	26.3	(433.5)

Net operating profit/(loss)	265.3	143.1	64.7	(8.1)	162.1	26.8	112.2	—	62.6	(16.2)	(68.4)	744.1
Exploration expenditure	—	—	—	—	—	—	—	—	—	(56.4)	(1.6)	(58.0)
Other items as detailed in statement of operations	(21.0)	(17.0)	(7.0)	6.1	(14.3)	(9.6)	0.4	—	(17.8)	(74.8)	20.1	(134.9)
Current taxation	(66.9)	(28.2)	(0.1)	—	(16.1)	(8.3)	(21.0)	—	(16.1)	(16.2)	—	(172.9)
Deferred taxation	(19.6)	(12.2)	(21.8)	0.8 *	(31.8)	0.3	(21.8)	—	(3.3)	21.1	(3.4)	(91.7)

Profit/(loss) after taxation	157.8	85.7	35.8	(1.2)	99.9	9.2	69.8	—	25.4	(142.5)	(53.3)	286.6

*	Indicative as tax is provided in the holding companies of South Deep

	Fiscal year ended June 30, 2009
	South Africa				Ghana		Australia	Venezuela	Peru
	Driefontein	Kloof	Beatrix	South Deep	Tarkwa	Damang	St Ives/ Agnew	Choco 10	Cerro Corona	Corporate and other	Reconciling items	Group Consolidated
Balance sheet
Total assets	968.0	725.4	262.2	146.9	939.3	152.6	872.7	—	820.9	3,208.2	238.9	8,335.1
Total liabilities excluding deferred tax	324.4	224.9	69.4	83.7	165.0	28.8	127.4	—	274.7	743.5	(35.5)	2,006.3
Deferred tax liability/(asset)	222.6	208.0	83.5	—	145.6	17.6	95.5	—	6.3	(18.8)	64.5	824.8
Capital expenditure	114.8	106.4	69.9	113.3	201.1	16.9	99.6	—	116.8	10.3	(88.8)	760.3

(1)	Operating costs for management reporting purposes includes: Corporate expenditure— $35.5 million, Environmental rehabilitation— $13.9 million and Employee termination costs— $21.0 million, which are not included in production costs under U.S. GAAP. In addition, gold inventory change is included in production costs under U.S. GAAP.

(2)	Reflects the change in quantity and value of broken ore and ore on the heap leach pad during the financial year.

	Fiscal year ended June 30, 2008
	South Africa				Ghana		Australia	Venezuela	Peru
	Driefontein	Kloof	Beatrix	South Deep	Tarkwa	Damang	St Ives/ Agnew	Choco 10	Cerro Corona	Corporate and other	Reconciling items	Group Consolidated
Statement of operations
Revenue	756.8	660.9	359.7	184.6	531.5	160.4	511.1	41.2	—	—	—	3,206.2
Operating costs(1)	(403.4)	(370.0)	(237.2)	(173.8)	(283.2)	(118.1)	(323.9)	(26.3)	—	—	(120.4)	(2,056.3)
Gold inventory change(2)	—	—	—	—	4.9	10.6	(27.3)	(1.2)	—	—	19.4	6.4

Operating profit	353.4	290.9	122.5	10.8	253.2	52.9	159.9	13.7	—	—	(101.0)	1,156.3
Amortization and depreciation	(75.4)	(81.3)	(40.2)	(31.9)	(45.6)	(13.9)	(106.7)	(2.5)	—	(21.2)	18.2	(400.5)

Net operating profit/(loss)	278.0	209.6	82.3	(21.1)	207.6	39.0	53.2	11.2	—	(21.2)	(82.8)	755.8
Exploration expenditure	—	—	—	—	—	—	—	(1.2)	—	(45.1)	6.5	(39.8)
Other items as detailed in statement of operations	(14.0)	(10.4)	(8.2)	(11.7)	0.1	—	9.4	(3.2)	—	176.7	(13.9)	124.8
Current taxation	(68.9)	(44.5)	(0.2)	0.0	(45.6)	(7.5)	(12.7)	(0.7)	—	(15.0)	—	(195.1)
Deferred taxation	(25.5)	(24.3)	(28.2)	13.2 *	(14.3)	(5.6)	(13.1)	0.1	—	25.7	(4.1)	(76.1)

Profit/(loss) after taxation	169.6	130.4	45.7	(19.6)	147.8	25.9	36.8	6.2	—	121.1	(94.3)	569.6

*	Indicative as tax is provided in the holding companies of South Deep.

	Fiscal year ended June 30, 2008
	South Africa				Ghana		Australia	Venezuela	Peru
	Driefontein	Kloof	Beatrix	South Deep	Tarkwa	Damang	St Ives/ Agnew	Choco 10	Cerro Corona	Corporate and other	Reconciling items	Group Consolidated
Balance sheet
Total assets	935.0	747.9	341.9	138.9	745.9	139.6	962.6	—	808.5	3,044.3	157.4	8,022.0
Total liabilities excluding deferred tax	220.6	175.0	78.3	74.6	125.7	25.4	135.8	—	386.2	645.1	455.6	2,322.3
Deferred tax liability/(asset)	202.2	195.9	59.6	—	113.8	17.9	86.5	—	3.0	(1.2)	46.4	724.1
Capital expenditure	139.8	123.5	79.3	107.9	212.0	28.1	141.0	9.6	348.4	59.9	(95.1)	1,154.4

(1)	Operating costs for management reporting purposes includes: Corporate expenditure— $41.0 million, Environmental rehabilitation— $12.0 million and Employee termination costs— $16.2 million, which are not included in production costs under U.S. GAAP. In addition, gold inventory change is included in production costs under U.S. GAAP.

(2)	Reflects the change in quantity and value of broken ore and ore on the heap leach pad during the financial year.

Breakdown of Reconciling Items

The following provides a breakdown of the reconciling items for each line item presented

		2010 $ m	2009 $ m	2008 $ m
Operating costs
On-mine exploration	(k)	(18.3)	(24.3)	(25.8)
Provision for rehabilitation	(l)	1.7	4.7	2.9
Cut-backs	(j)	(90.0)	(64.3)	(67.1)
Deferred stripping	(n)	(11.9)	(22.1)	(30.4)

		(118.5)	(106.0)	(120.4)

Gold inventory
Inventory	(p)	4.5	6.3	18.4
Inventory stockpiles	(t)	1.4	5.1	1.0

		5.9	11.4	19.4

Amortization and depreciation
Business combination—formation of Original Gold Fields	(a)	(5.3)	(5.0)	(7.8)
Business combination—formation of Gold Fields	(b)	(3.3)	(2.8)	(3.4)
Business combination—purchase of St. Ives and Agnew	(c)	0.5	0.7	1.0
Business combination—purchase of Abosso	(d)	0.1	0.2	0.2
Amortization of reserves	(h)	(37.6)	0.6	(3.7)
Cut-backs	(j)	54.6	13.1	14.1
Amortization—inclusion of future costs	(i)	1.4	19.9	18.2
Amortization—capitalized interest	(s)	(6.6)	(1.7)	—
Provision for rehabilitation	(l)	3.1	1.3	(0.4)

		6.9	26.3	18.2

Exploration expenditure

Exploration costs	(k)	(1.6)	(1.6)	6.5

Other items as detailed in the statement of operations
Impairment of assets	(g)	—	(0.2)	(4.4)
Mvelaphanda transaction—interest paid	(r)	—	(32.4)	(51.4)
Mvelaphanda transaction—debt insurance costs	(r)	—	(0.5)	(0.9)
Mvelaphanda transaction—profit on close out of hedge	(r)	—	4.9	8.1
Interest capitalization	(t)	(5.2)	51.7	26.4
Profit on sale of Chocco 10	(o) (e)	—	—	7.1
Other		9.6	(3.3)	1.2

		4.4	20.1	(13.9)

Total liabilities excluding deferred income and mining taxes
Provision for rehabilitation	(l)	(27.6)	(44.0)	(35.7)
Mvelaphanda transaction—debt issuance cost	(r)	—	—	4.0
Mvelaphanda transaction—fair value hedge accounting	(r)	—	—	5.5
Mvelaphanda transaction—classification of instrument	(r)	—	—	306.7
Mvelaphanda transaction—interest paid	(r)	—	—	170.2
Other		—	8.5	4.9

		(27.6)	(35.5)	455.6

Total assets
Business combination—formation of Original Gold Fields	(a)	94.9	94.0	100.3
Business combination—formation Gold Fields	(b)	38.6	39.3	42.7
Business combination—purchase of St Ives and Agnew	(c)	(2.3)	(2.6)	(3.5)
Business combination—purchase of Abosso	(d)	(1.1)	(1.2)	(1.4)
Business combination—purchase of South Deep	(f)	544.5	512.9	516.0
Mvelaphanda transaction—debt issuance cost	(r)	—	—	0.6
Cutbacks	(j)	(210.9)	(174.6)	(124.3)
Amortization of reserves	(h)	(113.7)	(70.5)	(85.4)
Amortization—inclusion of future costs	(i)	64.4	63.0	50.2
Amortization—cut off between development and production	(u)	—	34.5	41.5
Amortization—Interest capitalised	(s)	(6.6)	—	—
Exploration costs	(k)	(206.2)	(172.6)	(164.5)
Provision for rehabilitation	(l)	(18.0)	(40.0)	(37.7)
Investments in affiliates	(m)	(16.7)	(3.4)	(68.9)
Deferred stripping	(n)	(84.8)	(107.7)	(99.8)
Inventory at net realizable value	(p)	18.8	14.2	8.5
Impairment of Agnew	(q)	(44.0)	(40.5)	(48.6)
Interest capitalization	(s)	98.7	97.5	40.1
Inventory stockpiles	(t)	(2.0)	(3.4)	(8.4)

		153.6	238.9	157.4

Notes to the reconciliation of segment information to the historical financial statements

(a)	Business combination—formation of Original Gold Fields

For management reporting purposes, the formation of Original Gold Fields was accounted for as a uniting-of-interests. Under US GAAP, the Company accounted for the assets and liabilities acquired from Gold Fields of South Africa Limited at historical cost, and the assets and liabilities acquired from Gencor and outside shareholders as a purchase.

(b)	Business combination—formation of Gold Fields

For management reporting purposes, the difference between the purchase price and net asset value of acquired assets that arose on this transaction was set-off against shareholders’ equity. Under US GAAP, the excess purchase price was capitalized to property, plant and equipment and is being amortized over its useful life.

(c)	Business combination—purchase of St. Ives and Agnew

For management reporting purposes, traded equity securities issued as consideration in a business combination are valued on the date they are issued. Under US GAAP, traded equity securities issued as consideration in a business combination are valued a few days before and after the terms of the transaction are announced.

(d)	Business combination—purchase of Abosso

For management reporting purposes, traded equity securities issued as consideration in a business combination are valued on the date they are issued. Under US GAAP, traded equity securities issued as consideration in a business combination are valued a few days before and after the terms of the transaction are announced.

(e)	Business combination—purchase of Bolivar

For management reporting purposes, the entire interest acquired was fair valued upon gaining a controlling interest. Under US GAAP, only the additional interest acquired was fair valued. In addition, US GAAP requires retrospective equity accounting from the date the interest is acquired until the Group obtains control and the investment becomes a subsidiary. For management reporting purposes no retrospective equity accounting was applied.

(f)	Business combinations—purchase of South Deep

For management reporting purposes, traded equity securities issued as consideration in a business combination are valued on the date they are issued. Under US GAAP, traded equity securities issued as consideration in a business combination are valued a few days before and after the terms of the transaction are announced.

For management reporting purposes, the entire interest acquired in South Deep was fair value upon gaining a controlling interest. Under US GAAP, only the additional interest acquired was accounted for at fair value; assets acquired before obtaining control are stated at historical carrying amounts. In addition, US GAAP requires retrospective equity accounting from the date the interest is acquired until the Group obtains control and the investment becomes a subsidiary. For management reporting purposes no retrospective equity accounting is applied.

For management reporting purposes, any excess arising over the purchase price paid and the fair value of the net identifiable assets and liabilities acquired for additional interests in subsidiaries from non-controlling shareholders are recorded directly in equity (‘economic entity model’). Under US GAAP, prior to July 1, 2009 any excess over the purchased price paid and the fair value of the net identifiable assets and liabilities are recorded as goodwill (‘parent company model’).

(g)	Impairment of assets

Prior to fiscal 2003, impairment charges were recorded for management purposes based on discounted cash flows, but not recorded under US GAAP, since the undiscounted cash flows exceeded the carrying amounts of the assets under US GAAP.

(h)	Amortization of reserves

For management reporting purposes, a portion of ore resources at the Australian operations, based on the philosophy of “endowment”, is used for calculating depreciation and amortization. Under US GAAP, depreciation and amortization is calculated based upon existing proven and probable reserves.

(i)	Amortization—inclusion of future costs

For management reporting purposes, future mine development costs are included in mining assets in calculating depreciation and amortization at the Australian operations. Under US GAAP, future development costs are not included in the calculation of depreciation and amortization.

(j)	Cut-backs

For management reporting purposes, waste laybacks at surface operations are capitalized as mine development costs. Under US GAAP, once the production phase of a mine has commenced, waste laybacks are considered variable production costs that should be included as a component of inventory to be recognized in Production costs exclusive of depreciation and amortization in the same period as the revenue from the sale of inventory. As a result, capitalization of waste laybacks is appropriate only to the extent product inventory exists at the end of a reporting period.

(k)	Exploration costs

For management reporting purposes, exploration costs are capitalized from the date the drilling program confirms sufficient evidence of mineralization to proceed with a feasibility study. Under US GAAP, exploration costs are capitalized from the date a bankable feasibility study is completed.

(l)	Provision for rehabilitation

Amortization of rehabilitation asset

The rehabilitation asset’s carrying value for management reporting purposes is different to that under US GAAP, which results in a different amortization charge.

Revisions to the asset retirement obligation

For management reporting purposes, all changes in the carrying amount of the obligation are recognized as an increase or decrease in the carrying amount of the associated capitalized retirement cost. Due to differences in the capitalized retirement cost between management reporting and US GAAP, differences could arise. Changes resulting from revisions in the timing or amount of estimated cash flows are recognized as an increase or decrease in the carrying amount of the asset retirement obligation and the associated capitalized retirement cost for US GAAP.

In addition, the current discount rate is applied to measure the retirement obligation for management reporting purposes. Under US GAAP any decreases in the asset retirement obligation as a result of downward revisions in cash flow estimates should be treated as a modification of an existing asset retirement obligation, and should be measured at the historical discount rate used to measure the initial asset retirement obligation.

(m)	Investments in equity investees

For management reporting purposes, Gold Fields’ share of an equity investee’s losses in fiscal 2010, 2009 and 2008 was based on the latest available results of the equity investee at the time of preparation of the management report (results through March 31, 2010, 2009 and 2008). Under US GAAP, Gold Fields’ share of the equity investee’s losses was based on results of the equity investee through June 30, 2010, 2009 and 2008.

In addition under US GAAP, Gold Fields’ investment in an equity investee was written down to the market value of the investment at June 30, 2008, but not recorded for management reporting purposes. At June 30, 2009, Gold Fields investment in the equity investee was written down to market value for both management reporting purposes and U.S. GAAP.

(n)	Deferred stripping

For management reporting purposes, the Company defers the waste stripping costs in excess of the expected average pitlife stripping ratio. Under US GAAP, waste stripping costs are considered costs of the extracted minerals and recognized as a component of inventory to be recognized in production costs exclusive of depreciation and amortization in the same period as the revenue from the sale of inventory.

(o)	Profit on disposal of Choco 10

The carrying value of assets and liabilities for management reporting purposes is different to that under US GAAP, which results in a different profit on disposal. See footnote (e), Business combination—purchase of Bolivar.

(p)	Inventory

Under US GAAP additional amortization, waste normalization and cut backs expensed are included in the cost of inventory produced. No such absorption of costs occurred for management reporting purposes. Additionally, for management reporting purposes, no adjustment is required to record inventory at net realizable value. Under US GAAP, due to the impact of the amortization adjustments on the inventory valuation, an adjustment is required to record inventory at net realizable value.

(q)	Impairment of Agnew

For management reporting purposes the Agnew mine was not determined to be impaired. Under US GAAP the Agnew mine was determined to be impaired and an impairment charge was recognized.

(r)	Mvelaphanda transaction

—	Classification of instrument

For management reporting purposes the Mvela loan was split between a debt component and an equity component. Under US GAAP the Mvela loan was classified as debt.

—	Interest paid

Due to the classification of the Mvela loan as debt under US GAAP, additional interest was charged to the income statement.

—	Debt issuance cost

For management reporting purposes debt issuance cost is set off against debt. Under US GAAP debt issuance cost was recorded as a deferred cost within accounts receivable.

—	Fair value hedge accounting

For management reporting purposes only the amortizing swap was treated as a fair value hedge in relation to the debt component of the Mvela loan. Under US GAAP both the amortizing and accreting swap were treated as a fair value hedge as the entire loan is classified as debt.

—	Profit on close out of hedge

For management reporting purposes the profit on close-out of the interest rate swaps was accounted for in earnings at the time the swaps were closed out. Under US GAAP the profit was deferred and amortized to earnings over the life of the hedged item.

(s)	Interest capitalization

For management reporting purposes, borrowing costs were historically capitalized to the extent that qualifying assets are financed through specific debt financing or general outstanding debt not for any specific purpose other that funding the operations of the Group. Under US GAAP, total outstanding debt financing is taken into account in calculating the amount of borrowing cost to be capitalized.

(t)	Inventory stockpiles

For management reporting purposes, previous impairment charges writing down stockpiles to net realizable values are reversed when the net realizable rises above the original cost. Under US GAAP, the net realizable value is deemed the new base cost and impairment charges are not reversed.

(u)	Amortization-cut-off between development and production

For Group reporting purposes, the cut-off point between the development phase of mining and the production phase of mining is determined when the operation reaches a predetermined cut-off point of commercial levels of production. Costs are capitalized during the development phase of mining and expensed to working costs when the production phase commences. Under US GAAP, the production phase commences when more than a de minimus amount of ore has been extracted from the ore body.

Schedule 1-Valuation and Qualifying Accounts (Tables)	12 Months Ended
Jun. 30, 2010
Valuation and Qualifying Accounts

	Balance at beginning of period	Charged to costs and expenses	Deduction	Foreign currency translation adjustment	Balance at end of period
Year ended June 30, 2010
Valuation allowance	195.5	8.3	(0.1)	(8.4)	195.3
Year ended June 30, 2009
Valuation allowance	186.4	17.5	(2.7)	(5.7)	195.5
Year ended June 30, 2008
Valuation allowance	155.8	34.0	(4.2)	0.8	186.4

Depreciation of Non-Mining Assets (Detail)	12 Months Ended
Jun. 30, 2010
Vehicles
Depreciation rate	20.00%
Computers
Depreciation rate	33.30%
Furniture and Equipment
Depreciation rate	10.00%

SIGNIFICANT ACCOUNTING POLICIES - Additional Information (Detail)	Jun. 30, 2010
Leach pad production cycles project recoveries, minimum percentage of the placed recoverable ounces in the first year of leaching	50.00%
Leach pad production cycles project recoveries, maximum percentage of the placed recoverable ounces in the first year of leaching	70.00%
Contracts for the Sales of copper concentrate provisional price, final adjustment period, minimum number of days after delivery	30 days
Contracts for the Sales of copper concentrate provisional price, final adjustment period, maximum number of days after delivery	90 days

ACQUISITION AND DISPOSAL OF BUSINESSES - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Jun. 30, 2009	Jun. 30, 2008
Disposal of assets, cash consideration	$ 5	$ 310.9
Disposal of assets, realizing a gain/(loss)	(0.3)	208.4
IRCA (Pty) Limited
Disposal of assets, cash consideration	5
Disposal of assets, realizing a gain/(loss)	(0.3)
Choco 10
Disposal of assets, total consideration		413
Disposal of assets, cash consideration		180
Disposal of assets, newly-issued shares received		140,000,000
Disposal of assets, newly-issued shares received, value		233
Disposal of assets, realizing a gain/(loss)		17.3
Rusoro Mining Limited
Share ownership percentage after disposal		37.00%
Essakane joint venture
Disposal of assets, cash consideration		152
Disposal of assets, newly-issued shares received		41,666,667
Disposal of assets, newly-issued shares received, value		48
Disposal of assets, realizing a gain/(loss)		191.1
Agreement to sell ownership (equity) percentage		60.00%
Orezone Resources Inc
Share ownership percentage after disposal		12.20%
IAMGOLD
Orezone shares exchanged for shares in IAMGold	3,300,000
Orezone shares exchanged for shares in IAMGold, loss	(23.2)
Disposal of assets, newly-issued shares received, value	33.4
Disposal of assets, realizing a gain/(loss)	$ 7.2

Impairment of Assets (Detail) (USD $) In Millions	12 Months Ended
Jun. 30, 2008
Impairment of assets	$ 11.4
St Ives
Impairment of assets	2.6
Agnew
Impairment of assets	2.8
Biox
Impairment of assets	$ 6

IMPAIRMENT OF ASSETS - Additional Information (Detail) (USD $) In Millions	12 Months Ended
Jun. 30, 2008
Impairment of assets	$ 11.4
St Ives
Impairment of assets	2.6
Agnew
Impairment of assets	2.8
Biox
Impairment of assets	$ 6

Finance Expenses (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Interest expense-preference share dividend	$ (5.9)	$ (9.8)	$ (2.7)
Interest expense-other	(65.8)	(92.8)	(78.8)
Total finance expense	(71.7)	(137.5)	(142.5)
Capitalized interest	6.5	63.6	42.1
Finance expense	(65.2)	(73.9)	(100.4)
Mvelaphanda Resources Limited
Interest expense-Mvelaphanda loan		$ (34.9)	$ (61)

Income and Mining Tax Expense (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Current income and mining taxes	$ (234)	$ (172.9)	$ (195.1)
Deferred income and mining taxes	(124.4)	(91.7)	(76.1)
Income and mining tax expense	(358.4)	(264.6)	(271.2)
South Africa
Current income and mining taxes	(67.7)	(101.6)	(120.8)
Deferred income and mining taxes	(58.6)	(37.5)	(61.5)
Ghana
Current income and mining taxes	(98.6)	(34.2)	(55.2)
Deferred income and mining taxes	(28.1)	(24.7)	(8.7)
Australia
Current income and mining taxes	(16.5)	(21)	(12.7)
Deferred income and mining taxes	(12.3)	(12.8)	(2.8)
Peru
Current income and mining taxes	(51.2)	(16.1)	(5.6)
Deferred income and mining taxes	(25.4)	(16.7)	(3)
Venezuela
Current income and mining taxes			(0.8)
Deferred income and mining taxes			$ (0.1)

Pre-Tax Income Before Impairment of Equity Investee, Share of Equity Investee’s Share of Profits/(Losses) and Minority Interests (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010		Jun. 30, 2009		Jun. 30, 2008
Income before tax, impairment of investment in equity investee and share of equity investees' losses	$ 851.4		$ 551.2		$ 840.8
South Africa
Income before tax, impairment of investment in equity investee and share of equity investees' losses	192		269.9		430.8
Ghana
Income before tax, impairment of investment in equity investee and share of equity investees' losses	343.1		140.7		200.4
Australia
Income before tax, impairment of investment in equity investee and share of equity investees' losses	55.7		92.3		7.2
Peru
Income before tax, impairment of investment in equity investee and share of equity investees' losses	164.6		82.7		(0.7)
Venezuela
Income before tax, impairment of investment in equity investee and share of equity investees' losses					8.6
British Virgin Islands
Income before tax, impairment of investment in equity investee and share of equity investees' losses	96	[1]	(34.4)	[1]	179.1	[1]
Other Countries
Income before tax, impairment of investment in equity investee and share of equity investees' losses					$ 15.4

[1]	The pre-tax income/(loss) relates to non-operating entities incorporated in the British Virgin Islands and includes, in fiscal 2010, a net gain on disposal and impairment of listed investments (fiscal 2009, a net loss on disposal and impairment of listed investments and in fiscal 2008, profit realized on the sale of the Essakane project).

INCOME AND MINING TAX EXPENSE - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Gold Fields Ghana Limited
Unredeemed capital expenditure	$ 0	$ 96.7
Maximum number of years losses incurred prior to this date could be carried forward	5
Abosso Goldfields Limited
Unredeemed capital expenditure	15.5	6.7
Maximum number of years losses incurred prior to this date could be carried forward	5
Gold Fields La Cima
Unredeemed capital expenditure	710.1	615.4
Orogen Investments SA (Luxembourg)
Maximum number of years losses incurred prior to this date could be carried forward	5
Tax losses available for deduction against future income	145.3	188.9
South Africa
South African mining statutory income tax rate	43.00%	43.00%	43.00%
Unredeemed capital expenditure	1,538.5	1,282.8
Tax losses available for deduction against future income	$ 706.3	$ 695.9

Major Items Causing Income Tax Provision to Differ from South African Mining Statutory Rate (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Tax on net income at South African mining statutory rate	$ (366.1)	$ (237)	$ (361.5)
Rate adjustment to reflect estimated effective mining tax rate in South Africa of 38% (2009: 38% and 2009: 38%), tax rate in Ghana of 25% (2009: 25% and 2008: 25.0%), tax rate in Australia of 30% (2009: 30% and 2008: 30%), tax rate in Venezuela of 34% for 2008 and tax rate in Peru of 35.6% (2009: 35.6% and 2008: 35.6%).	79.2	49.1	47.2
South African mining tax formula rate adjustment	16.6	27.7	30.5
Valuation allowance raised against deferred tax assets	(8.3)	(17.5)	(34)
Reversal of valuation allowance previously raised against deferred tax assets	0.1	2.7	4.2
Non taxable income/non deductible expenditure	27.4	(54.4)	74.6
South African capital gains tax	(23.9)		(0.9)
Foreign levies and royalties	(88.1)	(37.7)	(33.5)
Other	4.7	2.5	2.2
Income and mining tax expense	$ (358.4)	$ (264.6)	$ (271.2)

Major Items Causing Income Tax Provision to Differ from South African Mining Statutory Rate (Parenthetical) (Detail)	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Tax rate	38.00%	38.00%	38.00%
Ghana
Tax rate	25.00%	25.00%	25.00%
Australia
Tax rate	30.00%	30.00%	30.00%
Venezuela
Tax rate			34.00%
Peru
Tax rate	35.60%	35.60%	35.60%

Deferred Income and Mining Tax Liabilities and Assets (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Deferred income and mining tax liabilities
Mining assets	$ 1,978	$ 1,765.6
Investment by environmental trust funds	51	41.9
Inventory	8.9	6.1
Other	41.1	33.1
Gross deferred income and mining tax liabilities	2,079	1,846.7
Provisions, including rehabilitation accruals	(122.3)	(114.9)
Tax losses	(536.7)	(476.7)
Unredeemed capital expenditure	(625.1)	(625.8)
Gross deferred income and mining tax assets	(1,284.1)	(1,217.4)
Valuation allowance for deferred tax assets	195.3	195.5
Total deferred income and mining tax assets	(1,088.8)	(1,021.9)
Net deferred income and mining tax liabilities	990.2	824.8	724.1
Less short term portion of deferred income and mining tax (included in accounts payable)	(7.7)	(7.1)
Deferred income and mining taxes	$ 982.5	$ 817.7

Valuation Allowance for Deferred Tax Assets (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009
Valuation allowance for deferred tax assets	$ 195.3	$ 195.5
Orogen Investments SA (Luxembourg)
Valuation allowance for deferred tax assets	43.7	56.8
Gold Fields Arctic Platinum Oy
Valuation allowance for deferred tax assets	26.2	28.9
Living Gold (Pty) Limited
Valuation allowance for deferred tax assets	5.6	4.9
Gold Fields Operations
Valuation allowance for deferred tax assets	55	47.1
GFI Joint Venture Holdings
Valuation allowance for deferred tax assets	63.6	56.8
Other Entity
Valuation allowance for deferred tax assets	$ 1.2	$ 1

Unredeemed Capital Expenditure and Tax Loss Carry Forwards (Detail) (South Africa, USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009
Unredeemed capital expenditure	$ 1,538.5	$ 1,282.8
Estimated assessed tax losses	706.3	695.9
Beatrix Division of GFI Mining South Africa Pty Limited
Unredeemed capital expenditure	140.2	167.4
Living Gold (Pty) Limited
Estimated assessed tax losses	20.1	17.6
Gold Fields Operations
Unredeemed capital expenditure	462.1	335.3
Estimated assessed tax losses	600.4	579
Golden Oils (Pty) Limited
Estimated assessed tax losses	1	0.7
Agrihold (Pty) Limited
Estimated assessed tax losses	2.1	2.2
GFI Joint Venture Holdings
Unredeemed capital expenditure	936.2	780.1
Estimated assessed tax losses	81.5	95.2
Golden Hytec Farming (Pty) Limited
Estimated assessed tax losses	$ 1.2	$ 1.2

Tax Years Open for Assessments (Detail)	12 Months Ended
Jun. 30, 2010
South Africa
Tax years open for assessments	2001-2009 [1]
Ghana
Tax years open for assessments	All years open [2]
Australia
Tax years open for assessments	2002-2009 [3]
Peru
Tax years open for assessments	2004-2009 [4]

[1]	The South African Tax legislation allows the Revenue Authorities to reopen assessments issued for a period of up to 3 years after the assessments were issued.
[2]	The Ghanaian Tax Authorities have the right to examine and, if necessary, amend the income tax determined be the relevant Group entity for any year without limitation to the years which may be reassessed.
[3]	The Australian Tax Authorities have the right to examine and, if necessary, amend the income tax determined by the relevant Group entity in the last five years, as from the date the tax returns have been filed.
[4]	The Peruvian Tax Authorities have the right to examine and, if necessary, amend the income tax determined by the relevant Group entity in the last four years, as from the date the tax returns have been filed.

Earnings Per Share (Detail) In Millions, except Share data	12 Months Ended
	Jun. 30, 2010 USD ( $)	Jun. 30, 2009 USD ( $)	Jun. 30, 2008 USD ( $)		Jun. 30, 2010	Jun. 30, 2009
Net income attributable to Gold Fields shareholders	$ 391	$ 160.9	$ 452.5
Effect of dilutive securities
Net income attributable to Gold Fields shareholders	$ 391	$ 160.9	$ 452.5
Shares outstanding at end of year			652,158,066		704,749,849	653,200,682
Weighted average number of shares issued during the year	614,351	17,127,580	380,146
Net income attributable to Gold Fields shareholders	705,364,200	670,328,262	652,538,212
Effect of dilutive securities	9,185,642	7,462,470	3,713,993	[1]
Net income attributable to Gold Fields shareholders	714,549,842	677,790,732	656,252,205
Net income attributable to Gold Fields shareholders	$ 0.55	$ 0.24	$ 0.69
Net income attributable to Gold Fields shareholders	$ 0.55	$ 0.24	$ 0.69

[1]	The conversion of Mvela's debt to equity, which would have resulted in the issue of another 50,000,000 shares, is anti-dilutive and has been excluded from the calculation.

Earnings Per Share (Parenthetical) (Detail)	12 Months Ended
Jun. 30, 2008
Conversion of Mvela's debt to equity, anti-dilutive shares excluded from the calculation	50,000,000

Receivables (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009
Product sale trade receivables	$ 130.9	$ 137.1
Other trade receivables	21.1	19.2
Deposits	5.4	38.6
Value added tax	106.4	144
Interest receivable		1.1
Payroll debtors	8.4	4.6
Prepayments	17.1	26.8
Other	16.1	12.1
Receivables	$ 305.4	$ 383.5

Inventory (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009
Ore stockpiles	$ 61.1	$ 44.8
Gold in-process	33.7	28.2
Consumable stores	134.3	121
Other	5.8	2
Inventories	$ 234.9	$ 196

Property, Plant and Equipments (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009
Cost	$ 11,038.9	$ 9,361.6
Accumulated depreciation and amortization	(4,399.2)	(3,604.7)
Property, plant and equipment, net	6,639.7	5,756.9
Mining properties, mine development costs, mine plant facilities and mineral interests	6,396.1	5,371.5
Asset retirement costs	94.1	87.1
Other non-mining assets	149.5	298.3
Property, plant and equipment, net	6,639.7	5,756.9
Cumulative capitalized interest, net of amortization	119.7	120.2
South Africa
Cumulative capitalized interest, net of amortization	18.6	13.2
Tarkwa Mine
Cumulative capitalized interest, net of amortization	16.6	17.8
Cerro Corona
Cumulative capitalized interest, net of amortization	$ 84.5	$ 89.2

PROPERTY, PLANT AND EQUIPMENT - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended
	Jun. 30, 2010 USD ( $)	Jun. 30, 2010 AUD ( $)	Jun. 30, 2009 USD ( $)	Jun. 30, 2008 USD ( $)	Jun. 30, 2010 St Ives	Jun. 30, 2010 St Ives Minimum	Jun. 30, 2010 Glencar Mining Plc USD ( $)
Depreciation of property, plant and equipment	$ 631.1		$ 433.5	$ 400.5
Royalty termination	257.1	308
Royalty termination agreement					The terminated royalty agreement required St Ives to pay a 4% net smelter volume royalty on all of its revenues once total gold produced from November 30, 2001 exceeded 3.3 million ounces which was triggered early in fiscal 2009, and provided that if the gold price exceeded A $600 per ounce, to pay an additional 10% of the revenue difference between the spot gold price, in Australian dollars per ounce, and the price of A $600 per ounce.
Net smelter volume royalty payment on all revenues					4.00%
Gold threshold price in Australian dollars per ounce for additional royalty payment					600
Additional royalty percentage payable					10.00%
Gold price, in Australian dollars per ounce					600
Gold production volume required to trigger royalty, minimum						3,300,000
Ownership acquired, percentage							100.00%
Ownership acquired, amount							$ 43

Goodwill (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009
Balance at beginning of the year	$ 1,084.7	$ 1,092.8
Translation adjustment	70.2	(8.1)
Balance at end of the year	$ 1,154.9	$ 1,084.7

GOODWILL - Additional Information (Detail)	12 Months Ended
Jun. 30, 2010
Discount rate, based on a calculated weighted average cost of capital to Gold Fields, lower limit	6.10%
Discount rate, based on a calculated weighted average cost of capital to Gold Fields, upper limit	6.80%
South Deep Gold Mine
South Deep life of mine (in years)	42
South Africa Rand | One Year from Balance Sheet Date
Long-term gold price	260,000
South Africa Rand | More than One and within Two Years from Balance Sheet Date
Long-term gold price	260,000
South Africa Rand | More Than Two Years From Balance Sheet Date
Long-term gold price	290,000
U.S. Dollar | One Year from Balance Sheet Date
Long-term gold price	1,100
U.S. Dollar | More than One and within Two Years from Balance Sheet Date
Long-term gold price	1,000
U.S. Dollar | More Than Two Years From Balance Sheet Date
Long-term gold price	1,000
One Year from Balance Sheet Date
Exchange rate	R7.35 to $1.00
More than One and within Two Years from Balance Sheet Date
Exchange rate	R8.09 to $1.00
More Than Two Years From Balance Sheet Date
Exchange rate	R9.02 to $1.00

Non-Current Investments (Detail) (USD $) In Millions	Jun. 30, 2010		Jun. 30, 2009
Listed investments	$ 76.8	[1]	$ 312.4	[1]
Unlisted investments	1.3		0.8
Investments held by environmental trust funds	133.8	[2]	110	[2]
Equity investees	29.6	[3]	51.2	[3]
Other investments	12.8		0.8
Non-current investments	$ 254.3		$ 475.2

[1]	Listed investments mainly consist of: 2010 2009 Number of shares Market value, $ per share Number of shares Market value, $ per share Sino Gold Limited(1) - - 57,968,029 3.76 Mvelaphanda Resources Limited(2) 8,397,858 6.16 8,397,858 3.72 Conquest Mining Limited 51,783,388 0.30 51,783,388 0.34 GoldQuest Mining Corporattion 13,962,500 0.11 5,362,500 0.07 Troy Resources NL - - 3,130,400 0.91 Orezone Resources Inc(2) - - 5,208,333 0.43 Gold One International Limited 12,500,000 0.26 12,500,000 0.26 Glencar Mining Plc - - 27,431,197 0.01 (1) During fiscal 2010, 58 million Sino Gold shares were exchanged for 28 million shares in Eldorado. Subsequently, a further four million top-up shares were received from Eldorado. All of the Eldorado shares, Including the top-up shares were liquidated during fiscal 2010, resulting in a total profit of $99.9 million, of which $53.6 million relating to the top-up shares was recognized as a gain on financial instruments (2) Three million of the Mvelaphanda shares are subject to a scrip lending agreement-see note 14 (e). The fair value of listed investments at June 30, 2010 of $76.8 million (2009: $312.4 million) comprises a cost of $68.3 million (2009: $263.7 million) and a net unrealized gain of $8.5 million (2009: $48.7 million). The net unrealized gain comprises a gross unrealized gain of $10.9 million (2009: $65.2 million) partly offset by a gross unrealized loss of $2.4 million (2009: $16.5 million). The gross unrealized loss of $2.4 million (2008: $16.5 million) comprises 4 equity investments (2009: 8) in listed entities. None of these equity investments have been in a continuous unrealized loss position for more than 12 months. A realized gain of $111.7 million was reclassified from equity for the year ended June 30, 2010 (2009: net loss of $16.1 million, 2008: net gain of $3.7 million).
[2]	The environmental trust funds are irrevocable trusts under the Group's control. The monies in the trusts are invested primarily in interest bearing short-term investments and the costs of these investments approximate their fair value. The investments provide for the estimated cost of rehabilitation during and at the end of the life of the Group's South African mines. While the asset is under the Group's control, it is not available for the general purposes of the Group's. All income from this asset is reinvested or spent to meet these obligations. These obligations are described in note 15, "Provision for Environmental Rehabilitation".
[3]	Equity investees comprise the following at June 30, 2010 and 2009: Description of business Ownership % Market value Investment 2010 2009 2010 2009 Rusoro Mining Limited Gold mining 26.4 26.4 31.1 48.4 Rand Refinery Limited Refining of gold bullion and by-products 34.9 34.9 * * * Not readily determinable The carrying value of the equity investment in Rusoro: 2010 $ m 2009 $ m Balance at July 1 48.4 165.7 Share of current year loss (31.1) (5.1) Other comprehensive income movements 0.8 (0.3) Dilution loss recognized in statement of changes in shareholders' equity - (24.5) Impairment of investment - (87.4) Balance at June 30 18.2 48.4 Rusoro, a company listed on the TSX Venture Exchange, is a junior gold producer with a large land position in the Bolivar State gold region of southern Venezuela. Gold Fields interest in Rusoro at June 20, 2010 was 26.4% (2009: 26.4%). The investment in Rusoro was impaired to market value on June 30, 2009. The summarized financial information of Rusoro, is shown below: 2010 $ m 2009 $ m Current assets 64.3 95.3 Non-current assets 956.7 882.2 Current liabilities 95.1 34.6 Non-current liabilities 355.5 311.8 Equity (including non-controlling interests) 570.4 631.1 Revenues 98.5 76.8 Gross income/(loss) 9.4 (6.0) Net loss (117.6) (30.7) The Group acquired its interest in Rusoro on November 30, 2007. The carrying value of the equity investment in Rand Refinery Limited ("Rand Refinery"): 2010 $ m 2009 $ m Balance at July 1 2.8 5.4 Share of current year profits recognized 8.4 1.5 Dividend received - (4.2) Translation 0.2 0.1 Balance at June 30 11.4 2.8 During the years ended June 30, 2010 and 2009, the Company received dividends from Rand Refinery of $nil million and $4.2 million, respectively. Rand Refinery acts as a sale agent on behalf of the Company's African operations. The market value of the Company's investment in Rand Refinery is not readily determinable. At June 30, 2010 an amount of $64.1 million included in amounts receivable was owing from Rand Refinery (2009: $50.5 million) was included in Receivables.

Non-Current Investments (Parenthetical) (Detail) In Millions, except Share data, unless otherwise specified	12 Months Ended							12 Months Ended																	12 Months Ended		12 Months Ended		12 Months Ended
	Jun. 30, 2010 USD ( $)		Jun. 30, 2009 USD ( $)		Jun. 30, 2008 USD ( $)	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2010 Sino Gold Limited	Jun. 30, 2009 Sino Gold Limited USD ( $)		Jun. 30, 2010 Mvelaphanda Resources Limited USD ( $)		Jun. 30, 2009 Mvelaphanda Resources Limited USD ( $)		Jun. 30, 2010 Conquest Mining Limited USD ( $)	Jun. 30, 2009 Conquest Mining Limited USD ( $)	Jun. 30, 2010 GoldQuest Mining Corporation USD ( $)	Jun. 30, 2009 GoldQuest Mining Corporation USD ( $)	Jun. 30, 2009 Troy Resources NL USD ( $)	Jun. 30, 2009 Orezone Resources Inc USD ( $)		Jun. 30, 2010 Gold One International Limited USD ( $)	Jun. 30, 2009 Gold One International Limited USD ( $)	Jun. 30, 2009 Glencar Mining Plc USD ( $)	Jun. 30, 2010 Rusoro Mining Limited USD ( $)	Jun. 30, 2009 Rusoro Mining Limited USD ( $)	Jun. 30, 2010 Rand Refinery Limited	Jun. 30, 2009 Rand Refinery Limited	Jun. 30, 2010 Eldorado Gold Corporation USD ( $)
Number of share									57,968,029	[1]	8,397,858	[2]	8,397,858	[2]	51,783,388	51,783,388	13,962,500	5,362,500	3,130,400	5,208,333	[2]	12,500,000	12,500,000	27,431,197					28,000,000
Additional shares received from ElDorado																													4,000,000
Profit on sale of ElDorado Shares																													$ 99.9
Gain on financial instruments	27.7		(1.3)		19.8																								53.6
Market value, $ per share									$ 3.76	[1]	$ 6.16	[2]	$ 3.72	[2]	$ 0.3	$ 0.34	$ 0.11	$ 0.07	$ 0.91	$ 0.43	[2]	$ 0.26	$ 0.26	$ 0.01
Shares exchanged for ElDorado shares								58,000,000
Shares subject to scrip lending agreement											3,000,000
Listed investments, fair value	76.8	[3]	312.4	[3]
Listed investments, cost	68.3		263.7
Listed investments, net unrealized gain	8.5		48.7
Listed investments, gross unrealized gain	10.9		65.2
Listed investments, gross unrealized loss	2.4		16.5
Listed investments, gross unrealized loss, number of equity investments						4	8
Net realized gain (loss), reclassified from equity	111.7		(16.1)		3.7
Description of business																									Gold mining		Refining of gold bullion and by-products
Ownership %																									26.40%	26.40%	34.90%	34.90%
Market value of equity investment																									$ 31.1	$ 48.4

[1]	During fiscal 2010, 58 million Sino Gold shares were exchanged for 28 million shares in Eldorado. Subsequently, a further four million top-up shares were received from Eldorado. All of the Eldorado shares, Including the top-up shares were liquidated during fiscal 2010, resulting in a total profit of $99.9 million, of which $53.6 million relating to the top-up shares was recognized as a gain on financial instruments
[2]	Three million of the Mvelaphanda shares are subject to a scrip lending agreement-see note 14 (e).
[3]	Listed investments mainly consist of: 2010 2009 Number of shares Market value, $ per share Number of shares Market value, $ per share Sino Gold Limited(1) - - 57,968,029 3.76 Mvelaphanda Resources Limited(2) 8,397,858 6.16 8,397,858 3.72 Conquest Mining Limited 51,783,388 0.30 51,783,388 0.34 GoldQuest Mining Corporattion 13,962,500 0.11 5,362,500 0.07 Troy Resources NL - - 3,130,400 0.91 Orezone Resources Inc(2) - - 5,208,333 0.43 Gold One International Limited 12,500,000 0.26 12,500,000 0.26 Glencar Mining Plc - - 27,431,197 0.01 (1) During fiscal 2010, 58 million Sino Gold shares were exchanged for 28 million shares in Eldorado. Subsequently, a further four million top-up shares were received from Eldorado. All of the Eldorado shares, Including the top-up shares were liquidated during fiscal 2010, resulting in a total profit of $99.9 million, of which $53.6 million relating to the top-up shares was recognized as a gain on financial instruments (2) Three million of the Mvelaphanda shares are subject to a scrip lending agreement-see note 14 (e). The fair value of listed investments at June 30, 2010 of $76.8 million (2009: $312.4 million) comprises a cost of $68.3 million (2009: $263.7 million) and a net unrealized gain of $8.5 million (2009: $48.7 million). The net unrealized gain comprises a gross unrealized gain of $10.9 million (2009: $65.2 million) partly offset by a gross unrealized loss of $2.4 million (2009: $16.5 million). The gross unrealized loss of $2.4 million (2008: $16.5 million) comprises 4 equity investments (2009: 8) in listed entities. None of these equity investments have been in a continuous unrealized loss position for more than 12 months. A realized gain of $111.7 million was reclassified from equity for the year ended June 30, 2010 (2009: net loss of $16.1 million, 2008: net gain of $3.7 million).

Carrying Value of Equity Investment in Rusoro (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010		Jun. 30, 2009		Jun. 30, 2008
Balance at beginning of year	$ 51.2	[1]
-Share of equity investees' losses	22.7		3.5		16
Other comprehensive income movements	(0.8)		0.3		(9.6)
Dilution loss recognised in statement of changes in shareholders' equity			24.5
Impairment of investment			(87.4)		(61.3)
Balance at end of year	29.6	[1]	51.2	[1]
Rusoro Mining Limited
Balance at beginning of year	48.4		165.7
-Share of equity investees' losses	(31.1)		(5.1)
Other comprehensive income movements	0.8		(0.3)
Dilution loss recognised in statement of changes in shareholders' equity			(24.5)
Impairment of investment			(87.4)
Balance at end of year	$ 18.2		$ 48.4

[1]	Equity investees comprise the following at June 30, 2010 and 2009: Description of business Ownership % Market value Investment 2010 2009 2010 2009 Rusoro Mining Limited Gold mining 26.4 26.4 31.1 48.4 Rand Refinery Limited Refining of gold bullion and by-products 34.9 34.9 * * * Not readily determinable The carrying value of the equity investment in Rusoro: 2010 $ m 2009 $ m Balance at July 1 48.4 165.7 Share of current year loss (31.1) (5.1) Other comprehensive income movements 0.8 (0.3) Dilution loss recognized in statement of changes in shareholders' equity - (24.5) Impairment of investment - (87.4) Balance at June 30 18.2 48.4 Rusoro, a company listed on the TSX Venture Exchange, is a junior gold producer with a large land position in the Bolivar State gold region of southern Venezuela. Gold Fields interest in Rusoro at June 20, 2010 was 26.4% (2009: 26.4%). The investment in Rusoro was impaired to market value on June 30, 2009. The summarized financial information of Rusoro, is shown below: 2010 $ m 2009 $ m Current assets 64.3 95.3 Non-current assets 956.7 882.2 Current liabilities 95.1 34.6 Non-current liabilities 355.5 311.8 Equity (including non-controlling interests) 570.4 631.1 Revenues 98.5 76.8 Gross income/(loss) 9.4 (6.0) Net loss (117.6) (30.7) The Group acquired its interest in Rusoro on November 30, 2007. The carrying value of the equity investment in Rand Refinery Limited ("Rand Refinery"): 2010 $ m 2009 $ m Balance at July 1 2.8 5.4 Share of current year profits recognized 8.4 1.5 Dividend received - (4.2) Translation 0.2 0.1 Balance at June 30 11.4 2.8 During the years ended June 30, 2010 and 2009, the Company received dividends from Rand Refinery of $nil million and $4.2 million, respectively. Rand Refinery acts as a sale agent on behalf of the Company's African operations. The market value of the Company's investment in Rand Refinery is not readily determinable. At June 30, 2010 an amount of $64.1 million included in amounts receivable was owing from Rand Refinery (2009: $50.5 million) was included in Receivables.

NON-CURRENT INVESTMENTS - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2010 Rusoro Mining Limited	Jun. 30, 2009 Rusoro Mining Limited	Jun. 30, 2010 Rand Refinery Limited	Jun. 30, 2009 Rand Refinery Limited
Ownership %	26.40%	26.40%	34.90%	34.90%
Dividends received from Rand Refinery			$ 0	$ 4.2
Amount owing from Rand Refinery			$ 64.1	$ 50.5

Summarized Financial Information of Rusoro (Detail) (Rusoro Mining Limited, USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009
Current assets	$ 64.3	$ 95.3
Non-current assets	956.7	882.2
Current liabilities	95.1	34.6
Non-current liabilities	355.5	311.8
Equity (including non-controlling interests)	570.4	631.1
Revenues	98.5	76.8
Gross income/(loss)	9.4	(6)
Net loss	$ (117.6)	$ (30.7)

Carrying Value of Equity Investment in Rand Refinery Limited (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010		Jun. 30, 2009		Jun. 30, 2008
Balance at beginning of year	$ 51.2	[1]
-Share of equity investees' losses	22.7		3.5		16
Balance at end of year	29.6	[1]	51.2	[1]
Rand Refinery Limited
Balance at beginning of year	2.8		5.4
-Share of equity investees' losses	8.4		1.5
Dividend received	0		(4.2)
Translation	0.2		0.1
Balance at end of year	$ 11.4		$ 2.8

[1]	Equity investees comprise the following at June 30, 2010 and 2009: Description of business Ownership % Market value Investment 2010 2009 2010 2009 Rusoro Mining Limited Gold mining 26.4 26.4 31.1 48.4 Rand Refinery Limited Refining of gold bullion and by-products 34.9 34.9 * * * Not readily determinable The carrying value of the equity investment in Rusoro: 2010 $ m 2009 $ m Balance at July 1 48.4 165.7 Share of current year loss (31.1) (5.1) Other comprehensive income movements 0.8 (0.3) Dilution loss recognized in statement of changes in shareholders' equity - (24.5) Impairment of investment - (87.4) Balance at June 30 18.2 48.4 Rusoro, a company listed on the TSX Venture Exchange, is a junior gold producer with a large land position in the Bolivar State gold region of southern Venezuela. Gold Fields interest in Rusoro at June 20, 2010 was 26.4% (2009: 26.4%). The investment in Rusoro was impaired to market value on June 30, 2009. The summarized financial information of Rusoro, is shown below: 2010 $ m 2009 $ m Current assets 64.3 95.3 Non-current assets 956.7 882.2 Current liabilities 95.1 34.6 Non-current liabilities 355.5 311.8 Equity (including non-controlling interests) 570.4 631.1 Revenues 98.5 76.8 Gross income/(loss) 9.4 (6.0) Net loss (117.6) (30.7) The Group acquired its interest in Rusoro on November 30, 2007. The carrying value of the equity investment in Rand Refinery Limited ("Rand Refinery"): 2010 $ m 2009 $ m Balance at July 1 2.8 5.4 Share of current year profits recognized 8.4 1.5 Dividend received - (4.2) Translation 0.2 0.1 Balance at June 30 11.4 2.8 During the years ended June 30, 2010 and 2009, the Company received dividends from Rand Refinery of $nil million and $4.2 million, respectively. Rand Refinery acts as a sale agent on behalf of the Company's African operations. The market value of the Company's investment in Rand Refinery is not readily determinable. At June 30, 2010 an amount of $64.1 million included in amounts receivable was owing from Rand Refinery (2009: $50.5 million) was included in Receivables.

Accounts Payable and Provision (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009
Trade payables	$ 158.3	$ 191.8
Accruals	219.9	214.6
Payroll and other compensation	72.8	57.5
Leave pay accrual	61.8	50.7
Short term portion of deferred income and mining tax	7.7	7.1
Other	31.4	11.8
Accounts payable and provisions	$ 551.9	$ 533.5

Long Term Loans (Detail) In Millions	Jun. 30, 2010 USD ( $)	Jun. 30, 2009 USD ( $)	Jun. 30, 2010 Collateralized Split tenor revolving credit facility USD ( $)		Jun. 30, 2009 Collateralized Split tenor revolving credit facility USD ( $)		Jun. 30, 2008 Collateralized Split tenor revolving credit facility USD ( $)	Jun. 30, 2009 Collateralized Syndicated revolving loan facility USD ( $)		Jun. 30, 2010 Collateralized Project finance facility USD ( $)		Jun. 30, 2009 Collateralized Project finance facility USD ( $)		Jun. 30, 2008 Collateralized Project finance facility USD ( $)	Jun. 30, 2010 Collateralized Preference Shares USD ( $)		Jun. 30, 2009 Collateralized Preference Shares USD ( $)		Jun. 30, 2008 Collateralized Preference Shares USD ( $)	Jun. 30, 2010 Collateralized Scrip Loan ZAR		Jun. 30, 2010 Collateralized Scrip Loan USD ( $)		Jun. 30, 2010 Uncollateralized Domestic Medium Term Notes Program USD ( $)		Jun. 30, 2009 Uncollateralized Domestic Medium Term Notes Program USD ( $)		Jun. 30, 2009 Uncollateralized Short term syndicated facility USD ( $)		Jun. 30, 2009 Uncollateralized Other loans USD ( $)		Jun. 30, 2008 Uncollateralized Other loans USD ( $)
Loans	$ 1,121.1	$ 1,103.7	$ 430	[1]	$ 498.5	[1]	$ 510.5	$ 72	[2]	$ 100	[3]	$ 150	[3]	$ 150	$ 96.3	[4]	$ 84.9	[4]	$ 172	144	[5]	$ 19	[5]	$ 475.8	[6]	$ 141.8	[6]	$ 20	[7]	$ 136.5	[8]	$ 0.2
Short-term loans and current portion of long-term loans	(691.1)	(317.8)
Total long-term loans	$ 430	$ 785.9

[1]	Split-tenor revolving credit facility On May 16, 2007, GFIMSA, Orogen and GF Operations entered into a $750 million split-tenor revolving credit facility consisting of a $250 million 364-day revolving tranche with a twelve-month term out option ("Facility A") and a $500 million 5-year revolving tranche ("Facility B"). On April 28, 2008, Gold Fields exercised the term out option under Facility A which converted the full $250 million advance at that point into a term loan with a final maturity date of May 16, 2009. In terms of the facility agreement, Gold Fields had the option to repay the loan under Facility A early in whole or in part by giving 5 days' prior notice. Facility B matures on May 16, 2012. The purpose of the facilities was to refinance existing facilities and for general corporate purposes. On June 30, 2008, Orogen had borrowed $73 million and $121 million under Facility A and Facility B respectively. GF Operations had $177 million and $141 million outstanding under Facility A and Facility B respectively on the same date. On various dates during fiscal 2009, Orogen drew down a further $120 million under Facility B. On May 15, 2009, GF Operations drew down $118 million under Facility B to partly refinance its maturing loan under Facility A. The balance of the GF Operations loan outstanding under Facility A of $59 million was refinanced with the $311 million syndicated revolving loan facility, which is detailed below in b). Also on May 15, 2009, Orogen repaid $16 million of its portion of the maturing Facility A and refinanced the remaining $57 million with the $311 million syndicated revolving loan facility. On September 17, 2009, Gold Fields utilised $259 million of the proceeds from the sale of the shares in Eldorado Gold Corporation to fully settle GF Operations borrowings under facility B. Subsequently, on various dates, Orogen drew down $221 million to refinance more expensive debt under the $311 million syndicated revolving loan facility. Orogen also repaid $32 million during year. The outstanding borrowings of Orogen, all under Facility B, at June 30, 2010 were $430 million (2009: $498.5 million). The loan under Facility B bears interest at LIBOR plus a margin of 0.30% per annum. Borrowings under the Revolving Credit Facility are guaranteed by Gold Fields, GFIMSA, GF Holdings, Orogen and GF Operations. 2010 $ m 2009 $ m Balance at beginning of year 498.5 510.5 Loan advanced, net of transaction costs 221.0 138.0 Loan repayments (289.5) (150.0) Balance at end of year 430.0 498.5
[2]	Syndicated revolving loan facility On May 7, 2009, GFIMSA, Orogen and GF Operations entered into a 364-day $311 million syndicated revolving loan facility with an option to extend the term on the same terms for an additional 364 days from the date of the original final maturity ("Extension Option"). At any time prior to the date of final maturity, Gold Fields had the option to convert all advances outstanding under this facility into a term loan with a final maturity date being no more than 24 months after the signing date of the facility ("the Term Out Option"). The Extension Option was not exercisable if the Term Out Option had been exercised. The purpose of the facilities was to refinance existing facilities and for general corporate purposes. On May 15, 2009, GF Operations and Orogen drew down $59 million and $57 million respectively under this facility to refinance their respective portion of the loans maturing under Facility A of the Split-tenor revolving credit facility. On June 15, 2009, GF Operations repaid $44 million of its loan. On various dates during July 2009, Orogen drew down a total of $50 million for the funding of the Glencar Mining acquisition. During August 2009, Orogen drew down $150 million to partly fund the termination of the Morgan Stanley Royalty Agreement at St Ives. On September 17, 2009, Gold Fields utilised $15 million, of the proceeds from the sale of the shares in Eldorado Gold Corporation to fully settle GF Operations borrowings under this Facility. On September 22, 2009, Orogen repaid $36 million of its loan. Subsequently, Orogen refinanced the outstanding balance under the facility of $221 million with the Split-tenor revolving credit facility. The facility bore interest at LIBOR plus a margin of 2.75% per annum. The borrowers were required to pay a quarterly commitment fee of 1.10% per annum, payable on the undrawn portion of the facility. Neither the extension Option or the Term Out option had been exercised and the facility expired on May 7, 2010. Borrowings under the syndicated revolving loan facility are guaranteed by Gold Fields, GFIMSA, GF Holdings, Orogen and GF Operations. 2010 $ m 2009 $ m Balance at beginning of year 72.0 - Loan advanced, net of transaction costs 200.0 116.0 Loan repayments (272.0) (44.0) Balance at end of year - 72.0
[3]	Project Finance Facility On November 14, 2006, Gold Fields La Cima entered into a $150 million project finance facility with a number of lenders. The purpose of the facility was to finance the project costs related to the development of the Cerro Corona copper-gold porphyry deposit located in the Hualgayoc province in the Cajamarca region in northern Peru. The loan bears interest at a margin over LIBOR of: - 0.45% during the pre-completion phase (i.e. prior to the financial completion date), and - between 1.25% and 1.75% thereafter. Scheduled principal payments are in 16 semi-annual instalments of various amounts ranging from 4.75% to 6.75% of the principal amount. The final instalment is due on the tenth anniversary of the signing date. Principal and voluntary repayment during fiscal 2010 totalled $50 million. The outstanding loan balance at June 30, 2010 was $100 million (2009: $150 million). During the pre-completion phase the loan is guaranteed by Gold Fields and Gold Fields Corona (BVI) Limited (a wholly owned subsidiary of Gold Fields). The facility is secured by, among other things, pledges of and mortages over the assets and properties of Gold Fields La Cima. In accordance with the Facility Agreement, the financial completion date (i.e. the date on which the Guarantees fall away and the Facility goes non-recourse) must occur before 14 November 2010. Gold Fields La Cima however intends to refinance this facility before this date. On September 17, 2010, Gold Fields La Cima entered into a non-revolving senior secured term loan for up to US $200 million with The Bank of Nova Scotia and Banco de Cr?dito del Per?. The purpose of this facility is to (i) repay Gold Fields La Cima's outstanding subordinated loans with its affiliates; and (ii) to finance its working capital requirements. On September 22, 2010, the lenders advanced US $200 million to Gold Fields La Cima under this facility. The facility amount shall be repaid in 20 equal quarterly instalments of US $10 million each. The final maturity date of this facility is 5 years from the disbursement date. Borrowings under the non-revolving senior secured term loan are secured by first-ranking assignments of all rights, title and interest in all of Gold Fields La Cima's concentrate sale agreements. In addition, the offshore and onshore collection accounts of Gold Fields La Cima will be subject to an Account Control Agreement and a first ranking charge in favour of the lenders. This facility will be non-recourse to the rest of the Gold Fields group. 2010 2009 $ m $ m Balance at beginning of year 150.0 150.0 Loan repayments (50.0) - Balance at end of year 100.0 150.0
[4]	Preference shares On December 24, 2007 Gold Fields issued R1.2 billion of non-convertible redeemable preference shares to Rand Merchant Bank (RMB, a division of First Rand Bank Limited). The dividend rate payable is a floating rate that increases from 22% to up to 61% of the prime lending rate quoted by First Rand Bank Limited (the "Prime Rate") over the life of the Preference Shares. In certain circumstances, the dividend rate increases to 61% of the Prime Rate in the event the Preference Shares are redeemed before their scheduled maturity date and the dividend rate is also subject to adjustment in the case of a change in law or regulation. Dividends accrue quarterly and are rolled up until the redemption date. The purpose of the preference shares was to refinance existing credit facilities. The preference shares mature on January 24, 2011 and have been guaranteed by GFIMSA, Orogen and Gold Fields Operations. On October 10, 2008 $63.5 million of the outstanding preference shares was repaid. In addition, an attributable dividend of $2.5 million was also paid on the same date. The balance of the preference shares is redeemable at the option of Gold Fields. 2010 2009 $ m $ m Balance at beginning of year 84.9 172.0 Preference Shares issued - - Preference share dividend 5.9 9.8 Redemptions - (63.5) Translation 5.5 (33.4) Balance at end of year 96.3 84.9
[5]	Scrip loan 2010 $ m 2009 $ m Loans advanced 19.5 - Translation (0.5) - Balance at end of year 19.0 - On 26 March 2010, GFL Mining Services ("GFLMS") entered into a Scrip Lending agreement with a South African Bank in terms of which GFLMS agreed to lend 3 million of its securities in Mvelaphanda Resources Limited for an initial cash collateral of $19.5 million (R144 million). The market value of the collateral delivered by Nedcor to GFLMS on each settlement date shall represent not less than the market value of the loaned securities on that date together with a margin of 5% per annum. The agreement provides for the substantial risks and rewards on ownership inherent in the securities to be retained by GFLMS (i.e. equity price risk) and as a consequence, GFLMS has transferred the legal right to receive cash flows (dividends) on the securities loaned to Nedcor. The agreement will terminate on March 26, 2011. In the event of unbundling of the assets of Mvelaphanda before the termination date, the agreement will terminate within thirty days of unbundling. GFLMS will be entitled to receive the unbundled assets. Interest on the cash collateral held is calculated based on one month JIBAR rate and accrues daily and compounded monthly in arrears. The first interest settlement was on June 24, 2010. The next interest payment date will be on settlement. At June 30, 2010, the value of the loaned securities was $19.0 million (R140 million). The outstanding liability against these securities was $19.0 million (R144 million).
[6]	Domestic Medium Term Notes Program On April 6, 2009, Gold Fields established a R10 billion Domestic Medium Term Notes Program (the "Program") in terms of which Gold Fields may, from time to time, issue notes denominated in any currency. The notes will not be subject to any minimum and maximum maturity and the maximum aggregate nominal outstanding amount of all notes will not exceed R10 billion. The Program has been registered with the bond market of the JSE Limited ("JSE") and the notes issued can be listed on the JSE or not. Under the Program Gold Fields issued listed notes totalling $1,044.9 million (2009: $133.5 million) and settled listed maturing notes totalling $721.9 million (2009: nil). The different notes issued mature 3, 6 or 12 months from date of issue and bear interest at JIBAR plus a margin ranging from 0.51% to 1.00% per annum. The outstanding issued notes under the Program at June 30, 2010 were $475.8 million (2009: $141.8 million). The Notes under the Program are guaranteed by GFIMSA, GF Holdings, Orogen and GF Operations. Notes under the Program are guaranteed by Gold Fields, GFIMSA, GF Holdings, Orogen and GF Operations. 2010 $ m 2009 $ m Balance at beginning of year 141.8 - Notes issued 1,044.9 133.5 Settlements (721.9) - Translation 11.0 8.3 Balance at end of year 475.8 141.8
[7]	Short-term syndicated facility Gold Fields Ghana Limited entered into a twelve month $20 million syndicated facility. The facility was used for working capital requirements associated with the expansion of the carbon-in-leach ("CIL") plant at the Tarkwa mine and related capital expenditure. The loan bore interest at LIBOR plus a margin of 3.0% per annum. In December 2008, Tarkwa drew down $20 million under the loan. The principal payments under the loan are scheduled monthly, beginning on June 30, 2009 as follows: $2 million for the first four months and $4 million for the last three months beginning June 30, 2009. The final instalment was due on December 31, 2009. 2010 $ m 2009 $ m Balance at beginning of year 20.0 - Loan advanced - 20.0 Repayments (20.0) - Balance at end of year - 20.0
[8]	Other loans 2010 $ m 2009 $ m Balance at beginning of year 136.5 0.2 Loans advanced 134.5 904.8 Loans repaid (284.1) (736.0) Translation 13.1 (32.5) Balance at end of year - 136.5 Short-term credit facilities: On August 21, 2007, GFIMSA entered into a R500 million ( $66.1 million) 364-day revolving credit facility. Borrowings under this facility were guaranteed by Gold Fields. On September 22, 2008, this facility was renegotiated as a short term facility expiring on October 21, 2008. With effect from November 11, 2008, this facility was again reinstated as a 364-day facility expiring on November 10, 2009. This facility bore interest at JIBAR plus a margin of 1.20% per annum. On January 31, 2008, GFIMSA, GF Operations, Orogen and GFL Mining Services Limited entered into a R1 billion ( $132.1 million) 364-day revolving credit facility effective May 15, 2008. The facility was to be used for capital expenditure in respect of gold mining projects, general corporate and working capital requirements. Borrowings under the facility were guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA and bore interest at JIBAR plus 0.70% per annum. Gold Fields paid a quarterly commitment fee of 0.15% per annum on any undrawn amounts under the facility. This facility expired on May 14, 2009. The Group utilised the above-mentioned ABSA facilities with other uncommitted loan facilities from some of the major banks to fund the capital expenditure and working capital requirements of the South African operations. The total draw-downs in fiscal 2010 were $134.5 million and $904.8 million in fiscal 2009. Total repayments were $284.1 million in fiscal 2010 and $736.0 million in fiscal 2009. The repayments were made from cash generated by operations and from the proceeds of issuing notes under the Program. $450 million syndicated revolving credit facility: On May 12, 2010, GFIMSA, Orogen and GF Operations entered into a $450 million syndicated revolving loan facility with an option to increase the Facility to $550 million within six months from signing date. The purpose of the facilities was to refinance existing facilities, for general corporate purposes and working capital. This facility was unutilised at year end. The final maturity of this facility is September 30, 2013. The facility bears interest at LIBOR plus a margin of 1.75% per annum. Where the utilisation under the Facility is equal to or greater than 50%, a utilisation fee of 0.25% per annum will be payable on the amount of utilisations. Such utilisation fee is payable quarterly in arrears. The borrowers are required to pay a quarterly commitment fee of 0.70% per annum. Borrowings under these facilities are guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA. R3.0 billion long-term revolving credit facilities: GFIMSA and GF Operations (the "Borrowers") entered into three separate revolving credit facilities totalling R3.0 billion with tenors between three and five years. The facilities will be utilised for capital expenditure, general corporate and working capital requirements and the refinancing of existing debt. These facilities were untilised at year-end. These facilities bear interest at JIBAR plus a margin of between 2.85% and 3.00% per annum. The Borrowers are required to pay a commitment fee of between 0.75% and 0.90% per annum on the undrawn and un-cancelled amounts of the facility, calculated and payable either quarterly or semi-annually in arrears. In summary the facilities are: - a R1.0 billion ( $132.1 million) revolving credit facility maturing December 17, 2012; - a R500 million ( $66.1 million) revolving credit facility maturing March 10, 2013; and - a R1.5 billion ( $198.2 million) revolving credit facility maturing June 10, 2014. Borrowings under these facilities are guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA.

SHORT-TERM AND LONG-TERM LOANS - Additional Information (Detail) Share data in Millions, unless otherwise specified	12 Months Ended			1 Months Ended		12 Months Ended				0 Months Ended	1 Months Ended	12 Months Ended	0 Months Ended	1 Months Ended			12 Months Ended	1 Months Ended	12 Months Ended				1 Months Ended					12 Months Ended									1 Months Ended		12 Months Ended							1 Months Ended		12 Months Ended					1 Months Ended		1 Months Ended	12 Months Ended		12 Months Ended								12 Months Ended				3 Months Ended		12 Months Ended				1 Months Ended									1 Months Ended		12 Months Ended					1 Months Ended			12 Months Ended
	Jun. 30, 2010 USD ( $)	Jun. 30, 2009 USD ( $)	Jun. 30, 2008 USD ( $)	Sep. 22, 2010 Collateralized Gold Fields La Cima Project finance facility USD ( $)	Nov. 14, 2006 Collateralized Gold Fields La Cima Project finance facility USD ( $)	Jun. 30, 2010 Collateralized Gold Fields La Cima Project finance facility	Jun. 30, 2010 Collateralized Gold Fields La Cima Project finance facility Quarterly Payment USD ( $)	Jun. 30, 2008 Collateralized Gold Fields Operations Split tenor revolving credit facility 364-Day Revolving Credit USD ( $)	May 15, 2009 Collateralized Gold Fields Operations Split tenor revolving credit facility 364-Day Revolving Credit USD ( $)	Sep. 17, 2009 Collateralized Gold Fields Operations Split tenor revolving credit facility 5 Year Revolving Credit USD ( $)	Mar. 15, 2009 Collateralized Gold Fields Operations Split tenor revolving credit facility 5 Year Revolving Credit USD ( $)	Jun. 30, 2008 Collateralized Gold Fields Operations Split tenor revolving credit facility 5 Year Revolving Credit USD ( $)	Sep. 17, 2009 Collateralized Gold Fields Operations Syndicated revolving loan facility USD ( $)	Jun. 15, 2009 Collateralized Gold Fields Operations Syndicated revolving loan facility USD ( $)	May 15, 2009 Collateralized Gold Fields Operations Syndicated revolving loan facility USD ( $)	May 07, 2009 Collateralized Gold Fields Operations Syndicated revolving loan facility USD ( $)	Jun. 30, 2010 Collateralized Orogen Investments SA (Luxembourg) Split tenor revolving credit facility USD ( $)	May 15, 2009 Collateralized Orogen Investments SA (Luxembourg) Split tenor revolving credit facility 364-Day Revolving Credit USD ( $)	Jun. 30, 2008 Collateralized Orogen Investments SA (Luxembourg) Split tenor revolving credit facility 364-Day Revolving Credit USD ( $)	Jun. 30, 2010 Collateralized Orogen Investments SA (Luxembourg) Split tenor revolving credit facility 5 Year Revolving Credit USD ( $)	Jun. 30, 2009 Collateralized Orogen Investments SA (Luxembourg) Split tenor revolving credit facility 5 Year Revolving Credit USD ( $)	Jun. 30, 2008 Collateralized Orogen Investments SA (Luxembourg) Split tenor revolving credit facility 5 Year Revolving Credit USD ( $)	Sep. 22, 2009 Collateralized Orogen Investments SA (Luxembourg) Syndicated revolving loan facility USD ( $)	Aug. 30, 2009 Collateralized Orogen Investments SA (Luxembourg) Syndicated revolving loan facility USD ( $)	Jul. 31, 2009 Collateralized Orogen Investments SA (Luxembourg) Syndicated revolving loan facility USD ( $)	May 15, 2009 Collateralized Orogen Investments SA (Luxembourg) Syndicated revolving loan facility USD ( $)	Jun. 30, 2010 Collateralized Orogen Investments SA (Luxembourg) Syndicated revolving loan facility USD ( $)	Jun. 30, 2010 Collateralized Project finance facility USD ( $)		Jun. 30, 2009 Collateralized Project finance facility USD ( $)		Sep. 17, 2010 Collateralized Project finance facility USD ( $)	Jun. 30, 2008 Collateralized Project finance facility USD ( $)	Jun. 30, 2010 Collateralized Project finance facility Pre-completion phase	Jun. 30, 2010 Collateralized Project finance facility Completed project Lower Limit	Jun. 30, 2010 Collateralized Project finance facility Completed project Upper Limit	Oct. 10, 2008 Collateralized Preference Shares USD ( $)	Dec. 24, 2007 Collateralized Preference Shares ZAR	Jun. 30, 2010 Collateralized Preference Shares USD ( $)		Jun. 30, 2009 Collateralized Preference Shares USD ( $)		Jun. 30, 2008 Collateralized Preference Shares USD ( $)	Dec. 24, 2007 Collateralized Preference Shares Lower Limit	Dec. 24, 2007 Collateralized Preference Shares Upper Limit	Mar. 26, 2010 Collateralized Scrip Loan ZAR	Mar. 26, 2010 Collateralized Scrip Loan USD ( $)	Jun. 30, 2010 Collateralized Scrip Loan USD ( $)	Jun. 30, 2010 Collateralized Scrip Loan ZAR		Jun. 30, 2010 Collateralized Scrip Loan Mvelaphanda Resources Limited	May 16, 2007 Collateralized Split tenor revolving credit facility USD ( $)	Apr. 28, 2008 Collateralized Split tenor revolving credit facility 364-Day Revolving Credit USD ( $)	May 16, 2007 Collateralized Split tenor revolving credit facility 364-Day Revolving Credit USD ( $)	Apr. 28, 2008 Collateralized Split tenor revolving credit facility 5 Year Revolving Credit	Jun. 30, 2010 Collateralized Split tenor revolving credit facility 5 Year Revolving Credit	May 16, 2007 Collateralized Split tenor revolving credit facility 5 Year Revolving Credit USD ( $)	Jun. 30, 2010 Collateralized Syndicated revolving loan facility	Jun. 30, 2010 Uncollateralized Domestic Medium Term Notes Program USD ( $)		Jun. 30, 2009 Uncollateralized Domestic Medium Term Notes Program USD ( $)		Apr. 06, 2009 Uncollateralized Domestic Medium Term Notes Program ZAR	Jun. 30, 2009 Uncollateralized Domestic Medium Term Notes Program Lower Limit	Jun. 30, 2009 Uncollateralized Domestic Medium Term Notes Program Upper Limit	Jun. 30, 2010 Uncollateralized Short term syndicated facility USD ( $)	Jun. 30, 2009 Uncollateralized Short term syndicated facility USD ( $)		Jun. 30, 2009 Uncollateralized Short term syndicated facility Tarkwa Mine USD ( $)	Dec. 31, 2009 Uncollateralized Short term syndicated facility Monthly Payment USD ( $)	Sep. 30, 2009 Uncollateralized Short term syndicated facility Monthly Payment USD ( $)	Jun. 30, 2010 Uncollateralized Other loans USD ( $)	Jun. 30, 2009 Uncollateralized Other loans USD ( $)		Jun. 30, 2008 Uncollateralized Other loans USD ( $)	May 12, 2010 Uncollateralized Other loans Syndicated revolving loan facility	May 12, 2010 Uncollateralized Other loans Syndicated revolving loan facility Lower Limit USD ( $)	May 12, 2010 Uncollateralized Other loans Syndicated revolving loan facility Upper Limit USD ( $)	May 12, 2010 Uncollateralized Other loans Revolving Credit Facility Matures December 17th 2012 Long Term Revolving Credit Facility ZAR	May 12, 2010 Uncollateralized Other loans Revolving Credit Facility Matures December 17th 2012 Long Term Revolving Credit Facility USD ( $)	May 12, 2010 Uncollateralized Other loans Revolving Credit Facility Matures March 10th, 2013 Long Term Revolving Credit Facility ZAR	May 12, 2010 Uncollateralized Other loans Revolving Credit Facility Matures March 10th, 2013 Long Term Revolving Credit Facility USD ( $)	May 12, 2010 Uncollateralized Other loans Revolving Credit Facility Matures June 10th, 2014 Long Term Revolving Credit Facility ZAR	May 12, 2010 Uncollateralized Other loans Revolving Credit Facility Matures June 10th, 2014 Long Term Revolving Credit Facility USD ( $)	Jan. 31, 2008 Uncollateralized Other loans 364-Day Revolving Credit USD ( $)	Jan. 31, 2008 Uncollateralized Other loans 364-Day Revolving Credit ZAR	Jun. 30, 2010 Uncollateralized Other loans 364-Day Revolving Credit USD ( $)	Jun. 30, 2009 Uncollateralized Other loans 364-Day Revolving Credit USD ( $)	Nov. 11, 2008 Uncollateralized Other loans 364-Day Revolving Credit GFI Mining South Africa (Proprietary) Limited	Aug. 21, 2010 Uncollateralized Other loans 364-Day Revolving Credit GFI Mining South Africa (Proprietary) Limited ZAR	Aug. 21, 2010 Uncollateralized Other loans 364-Day Revolving Credit GFI Mining South Africa (Proprietary) Limited USD ( $)	May 12, 2010 Uncollateralized Other loans Long Term Revolving Credit Facility ZAR	May 12, 2010 Uncollateralized Other loans Long Term Revolving Credit Facility Lower Limit	May 12, 2010 Uncollateralized Other loans Long Term Revolving Credit Facility Upper Limit	Jun. 30, 2010 Project finance facility Lower Limit	Jun. 30, 2010 Project finance facility Upper Limit
Revolving credit facility																$ 311,000,000																																				$ 750,000,000		$ 250,000,000			$ 500,000,000						10,000,000,000														$ 450,000,000	$ 550,000,000	1,000,000,000	$ 132,100,000	500,000,000,000	$ 66,100,000	1,500,000,000	$ 198,200,000	$ 132,100,000	1,000,000,000				500,000,000	$ 66,100,000	3,000,000,000
Conversion of outstanding loan																																																					250,000,000
Maturity Date																																																					May 16, 2009		May 16, 2012
Revolving credit facility, amount borrowed								177,000,000		259,000,000	118,000,000	141,000,000							73,000,000	221,000,000	120,000,000	121,000,000		150,000,000	50,000,000																																																														134,500,000	904,800,000
Revolving credit facility, amount repaid													15,000,000				32,000,000	16,000,000					36,000,000																																																																284,100,000	736,000,000
Revolving credit facility refinanced with new loan facility									59,000,000									57,000,000									221,000,000
Revolving credit facility, outstanding borrowings																				430,000,000	498,500,000
Notes issued																																																											1,044,900,000		133,500,000
Loaned securities, value																																																19,000,000	140,000,000
Loans payable	1,121,100,000	1,103,700,000																										100,000,000	[1]	150,000,000	[1]		150,000,000						96,300,000	[2]	84,900,000	[2]	172,000,000					19,000,000 [3]	144,000,000	[3]									475,800,000	[4]	141,800,000	[4]					20,000,000	[5]					136,500,000	[6]	200,000
Settlements																																																											721,900,000
Loan interest																												The loan bears interest at a margin over LIBOR of: — 0.45% during the pre-completion phase (i.e. prior to the financial completion date), and — between 1.25% and 1.75% thereafter.																												The loan under Facility B bears interest at LIBOR plus a margin of 0.30% per annum.		The facility bore interest at LIBOR plus a margin of 2.75% per annum.			Interest at JIBAR plus a margin ranging from 0.51% to 1.00% per annum						The loan bore interest at LIBOR plus a margin of 3.0% per annum.									The facility bears interest at LIBOR plus a margin of 1.75% per annum.									Borrowings under the facility were guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA and bore interest at JIBAR plus 0.70% per annum.	Borrowings under the facility were guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA and bore interest at JIBAR plus 0.70% per annum.			This facility bore interest at JIBAR plus a margin of 1.20% per annum.			These facilities bear interest at JIBAR plus a margin of between 2.85% and 3.00% per annum.
Loan repayments	1,637,500,000	993,500,000	586,500,000											44,000,000														50,000,000																																						20,000,000						284,100,000	736,000,000
Loan, margin																																		0.45%	1.25%	1.75%										5.00%	5.00%									0.30%		2.75%						0.51%	1.00%		3.00%									1.75%									0.70%	0.70%							2.85%	3.00%
Utilization fee																																																																												Where the utilisation under the Facility are equal to or greater than 50%, a utilisation fee of 0.25% per annum will be payable on the amount of utilisations. Such utilisation fee is payable quarterly in arrears.
Utilization fee, rate																																																																												0.25%
Revolving loan facility, commitment fee																																																										The borrowers were required to pay a quarterly commitment fee of 1.10% per annum, payable on the undrawn portion of the facility.																		The borrowers are required to pay a quarterly commitment fee of 0.70% per annum.																The Borrowers are required to pay a commitment fee of between 0.75% and 0.90% per annum on the undrawn and un-cancelled amounts of the facility, calculated and payable either quarterly or semi-annually in arrears.
Revolving loan facility, commitment fee (paid quarterly, per annum)																																																										1.10%																		0.70%									0.15%	0.15%							0.75%	0.90%
Loan advanced	1,619,900,000	1,312,300,000	603,400,000	200,000,000	150,000,000										59,000,000											57,000,000																				144,000,000	19,500,000	19,500,000																			20,000,000		20,000,000,000			134,500,000	904,800,000
Principal payments schedule						The facility amount shall be repaid in 20 equal quarterly instalments of US $10 million each.																																																													The principal payments under the loan are scheduled monthly, beginning on June 30, 2009 as follows: $2 million for the first four months and $4 million for the last three months beginning June 30, 2009.
Semi-annual installments of various amounts of the principal amount																																																																																															4.75%	6.75%
Non-revolving senior secured term loan facility																																200,000,000
Periodic principal payments							10,000,000																																																															4,000,000	2,000,000
Issued non-convertible redeemable preference shares to Rand Merchant Bank																																						1,200,000,000
Dividend rate payable																																												22.00%	61.00%
Outstanding preference shares repaid																																					63,500,000				63,500,000
Attributable dividend paid																																					$ 2,500,000		$ 5,900,000		$ 9,800,000
Shares subject to scrip lending agreement																																																			3

[1]	Project Finance Facility On November 14, 2006, Gold Fields La Cima entered into a $150 million project finance facility with a number of lenders. The purpose of the facility was to finance the project costs related to the development of the Cerro Corona copper-gold porphyry deposit located in the Hualgayoc province in the Cajamarca region in northern Peru. The loan bears interest at a margin over LIBOR of: - 0.45% during the pre-completion phase (i.e. prior to the financial completion date), and - between 1.25% and 1.75% thereafter. Scheduled principal payments are in 16 semi-annual instalments of various amounts ranging from 4.75% to 6.75% of the principal amount. The final instalment is due on the tenth anniversary of the signing date. Principal and voluntary repayment during fiscal 2010 totalled $50 million. The outstanding loan balance at June 30, 2010 was $100 million (2009: $150 million). During the pre-completion phase the loan is guaranteed by Gold Fields and Gold Fields Corona (BVI) Limited (a wholly owned subsidiary of Gold Fields). The facility is secured by, among other things, pledges of and mortages over the assets and properties of Gold Fields La Cima. In accordance with the Facility Agreement, the financial completion date (i.e. the date on which the Guarantees fall away and the Facility goes non-recourse) must occur before 14 November 2010. Gold Fields La Cima however intends to refinance this facility before this date. On September 17, 2010, Gold Fields La Cima entered into a non-revolving senior secured term loan for up to US $200 million with The Bank of Nova Scotia and Banco de Cr?dito del Per?. The purpose of this facility is to (i) repay Gold Fields La Cima's outstanding subordinated loans with its affiliates; and (ii) to finance its working capital requirements. On September 22, 2010, the lenders advanced US $200 million to Gold Fields La Cima under this facility. The facility amount shall be repaid in 20 equal quarterly instalments of US $10 million each. The final maturity date of this facility is 5 years from the disbursement date. Borrowings under the non-revolving senior secured term loan are secured by first-ranking assignments of all rights, title and interest in all of Gold Fields La Cima's concentrate sale agreements. In addition, the offshore and onshore collection accounts of Gold Fields La Cima will be subject to an Account Control Agreement and a first ranking charge in favour of the lenders. This facility will be non-recourse to the rest of the Gold Fields group. 2010 2009 $ m $ m Balance at beginning of year 150.0 150.0 Loan repayments (50.0) - Balance at end of year 100.0 150.0
[2]	Preference shares On December 24, 2007 Gold Fields issued R1.2 billion of non-convertible redeemable preference shares to Rand Merchant Bank (RMB, a division of First Rand Bank Limited). The dividend rate payable is a floating rate that increases from 22% to up to 61% of the prime lending rate quoted by First Rand Bank Limited (the "Prime Rate") over the life of the Preference Shares. In certain circumstances, the dividend rate increases to 61% of the Prime Rate in the event the Preference Shares are redeemed before their scheduled maturity date and the dividend rate is also subject to adjustment in the case of a change in law or regulation. Dividends accrue quarterly and are rolled up until the redemption date. The purpose of the preference shares was to refinance existing credit facilities. The preference shares mature on January 24, 2011 and have been guaranteed by GFIMSA, Orogen and Gold Fields Operations. On October 10, 2008 $63.5 million of the outstanding preference shares was repaid. In addition, an attributable dividend of $2.5 million was also paid on the same date. The balance of the preference shares is redeemable at the option of Gold Fields. 2010 2009 $ m $ m Balance at beginning of year 84.9 172.0 Preference Shares issued - - Preference share dividend 5.9 9.8 Redemptions - (63.5) Translation 5.5 (33.4) Balance at end of year 96.3 84.9
[3]	Scrip loan 2010 $ m 2009 $ m Loans advanced 19.5 - Translation (0.5) - Balance at end of year 19.0 - On 26 March 2010, GFL Mining Services ("GFLMS") entered into a Scrip Lending agreement with a South African Bank in terms of which GFLMS agreed to lend 3 million of its securities in Mvelaphanda Resources Limited for an initial cash collateral of $19.5 million (R144 million). The market value of the collateral delivered by Nedcor to GFLMS on each settlement date shall represent not less than the market value of the loaned securities on that date together with a margin of 5% per annum. The agreement provides for the substantial risks and rewards on ownership inherent in the securities to be retained by GFLMS (i.e. equity price risk) and as a consequence, GFLMS has transferred the legal right to receive cash flows (dividends) on the securities loaned to Nedcor. The agreement will terminate on March 26, 2011. In the event of unbundling of the assets of Mvelaphanda before the termination date, the agreement will terminate within thirty days of unbundling. GFLMS will be entitled to receive the unbundled assets. Interest on the cash collateral held is calculated based on one month JIBAR rate and accrues daily and compounded monthly in arrears. The first interest settlement was on June 24, 2010. The next interest payment date will be on settlement. At June 30, 2010, the value of the loaned securities was $19.0 million (R140 million). The outstanding liability against these securities was $19.0 million (R144 million).
[4]	Domestic Medium Term Notes Program On April 6, 2009, Gold Fields established a R10 billion Domestic Medium Term Notes Program (the "Program") in terms of which Gold Fields may, from time to time, issue notes denominated in any currency. The notes will not be subject to any minimum and maximum maturity and the maximum aggregate nominal outstanding amount of all notes will not exceed R10 billion. The Program has been registered with the bond market of the JSE Limited ("JSE") and the notes issued can be listed on the JSE or not. Under the Program Gold Fields issued listed notes totalling $1,044.9 million (2009: $133.5 million) and settled listed maturing notes totalling $721.9 million (2009: nil). The different notes issued mature 3, 6 or 12 months from date of issue and bear interest at JIBAR plus a margin ranging from 0.51% to 1.00% per annum. The outstanding issued notes under the Program at June 30, 2010 were $475.8 million (2009: $141.8 million). The Notes under the Program are guaranteed by GFIMSA, GF Holdings, Orogen and GF Operations. Notes under the Program are guaranteed by Gold Fields, GFIMSA, GF Holdings, Orogen and GF Operations. 2010 $ m 2009 $ m Balance at beginning of year 141.8 - Notes issued 1,044.9 133.5 Settlements (721.9) - Translation 11.0 8.3 Balance at end of year 475.8 141.8
[5]	Short-term syndicated facility Gold Fields Ghana Limited entered into a twelve month $20 million syndicated facility. The facility was used for working capital requirements associated with the expansion of the carbon-in-leach ("CIL") plant at the Tarkwa mine and related capital expenditure. The loan bore interest at LIBOR plus a margin of 3.0% per annum. In December 2008, Tarkwa drew down $20 million under the loan. The principal payments under the loan are scheduled monthly, beginning on June 30, 2009 as follows: $2 million for the first four months and $4 million for the last three months beginning June 30, 2009. The final instalment was due on December 31, 2009. 2010 $ m 2009 $ m Balance at beginning of year 20.0 - Loan advanced - 20.0 Repayments (20.0) - Balance at end of year - 20.0
[6]	Other loans 2010 $ m 2009 $ m Balance at beginning of year 136.5 0.2 Loans advanced 134.5 904.8 Loans repaid (284.1) (736.0) Translation 13.1 (32.5) Balance at end of year - 136.5 Short-term credit facilities: On August 21, 2007, GFIMSA entered into a R500 million ( $66.1 million) 364-day revolving credit facility. Borrowings under this facility were guaranteed by Gold Fields. On September 22, 2008, this facility was renegotiated as a short term facility expiring on October 21, 2008. With effect from November 11, 2008, this facility was again reinstated as a 364-day facility expiring on November 10, 2009. This facility bore interest at JIBAR plus a margin of 1.20% per annum. On January 31, 2008, GFIMSA, GF Operations, Orogen and GFL Mining Services Limited entered into a R1 billion ( $132.1 million) 364-day revolving credit facility effective May 15, 2008. The facility was to be used for capital expenditure in respect of gold mining projects, general corporate and working capital requirements. Borrowings under the facility were guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA and bore interest at JIBAR plus 0.70% per annum. Gold Fields paid a quarterly commitment fee of 0.15% per annum on any undrawn amounts under the facility. This facility expired on May 14, 2009. The Group utilised the above-mentioned ABSA facilities with other uncommitted loan facilities from some of the major banks to fund the capital expenditure and working capital requirements of the South African operations. The total draw-downs in fiscal 2010 were $134.5 million and $904.8 million in fiscal 2009. Total repayments were $284.1 million in fiscal 2010 and $736.0 million in fiscal 2009. The repayments were made from cash generated by operations and from the proceeds of issuing notes under the Program. $450 million syndicated revolving credit facility: On May 12, 2010, GFIMSA, Orogen and GF Operations entered into a $450 million syndicated revolving loan facility with an option to increase the Facility to $550 million within six months from signing date. The purpose of the facilities was to refinance existing facilities, for general corporate purposes and working capital. This facility was unutilised at year end. The final maturity of this facility is September 30, 2013. The facility bears interest at LIBOR plus a margin of 1.75% per annum. Where the utilisation under the Facility is equal to or greater than 50%, a utilisation fee of 0.25% per annum will be payable on the amount of utilisations. Such utilisation fee is payable quarterly in arrears. The borrowers are required to pay a quarterly commitment fee of 0.70% per annum. Borrowings under these facilities are guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA. R3.0 billion long-term revolving credit facilities: GFIMSA and GF Operations (the "Borrowers") entered into three separate revolving credit facilities totalling R3.0 billion with tenors between three and five years. The facilities will be utilised for capital expenditure, general corporate and working capital requirements and the refinancing of existing debt. These facilities were untilised at year-end. These facilities bear interest at JIBAR plus a margin of between 2.85% and 3.00% per annum. The Borrowers are required to pay a commitment fee of between 0.75% and 0.90% per annum on the undrawn and un-cancelled amounts of the facility, calculated and payable either quarterly or semi-annually in arrears. In summary the facilities are: - a R1.0 billion ( $132.1 million) revolving credit facility maturing December 17, 2012; - a R500 million ( $66.1 million) revolving credit facility maturing March 10, 2013; and - a R1.5 billion ( $198.2 million) revolving credit facility maturing June 10, 2014. Borrowings under these facilities are guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA.

Split-Tenor Revolving Credit Facility (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010		Jun. 30, 2009		Jun. 30, 2008
Balance at beginning of year	$ 1,103.7
Loan advanced	1,619.9		1,312.3		603.4
Long and short-term loans repaid	(1,637.5)		(993.5)		(586.5)
Balance at end of year	1,121.1		1,103.7
Collateralized | Split tenor revolving credit facility
Balance at beginning of year	498.5	[1]	510.5
Loan advanced	221		138
Long and short-term loans repaid	(289.5)		(150)
Balance at end of year	$ 430	[1]	$ 498.5	[1]

[1]	Split-tenor revolving credit facility On May 16, 2007, GFIMSA, Orogen and GF Operations entered into a $750 million split-tenor revolving credit facility consisting of a $250 million 364-day revolving tranche with a twelve-month term out option ("Facility A") and a $500 million 5-year revolving tranche ("Facility B"). On April 28, 2008, Gold Fields exercised the term out option under Facility A which converted the full $250 million advance at that point into a term loan with a final maturity date of May 16, 2009. In terms of the facility agreement, Gold Fields had the option to repay the loan under Facility A early in whole or in part by giving 5 days' prior notice. Facility B matures on May 16, 2012. The purpose of the facilities was to refinance existing facilities and for general corporate purposes. On June 30, 2008, Orogen had borrowed $73 million and $121 million under Facility A and Facility B respectively. GF Operations had $177 million and $141 million outstanding under Facility A and Facility B respectively on the same date. On various dates during fiscal 2009, Orogen drew down a further $120 million under Facility B. On May 15, 2009, GF Operations drew down $118 million under Facility B to partly refinance its maturing loan under Facility A. The balance of the GF Operations loan outstanding under Facility A of $59 million was refinanced with the $311 million syndicated revolving loan facility, which is detailed below in b). Also on May 15, 2009, Orogen repaid $16 million of its portion of the maturing Facility A and refinanced the remaining $57 million with the $311 million syndicated revolving loan facility. On September 17, 2009, Gold Fields utilised $259 million of the proceeds from the sale of the shares in Eldorado Gold Corporation to fully settle GF Operations borrowings under facility B. Subsequently, on various dates, Orogen drew down $221 million to refinance more expensive debt under the $311 million syndicated revolving loan facility. Orogen also repaid $32 million during year. The outstanding borrowings of Orogen, all under Facility B, at June 30, 2010 were $430 million (2009: $498.5 million). The loan under Facility B bears interest at LIBOR plus a margin of 0.30% per annum. Borrowings under the Revolving Credit Facility are guaranteed by Gold Fields, GFIMSA, GF Holdings, Orogen and GF Operations. 2010 $ m 2009 $ m Balance at beginning of year 498.5 510.5 Loan advanced, net of transaction costs 221.0 138.0 Loan repayments (289.5) (150.0) Balance at end of year 430.0 498.5

Syndicated Revolving Loan Facility (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010		Jun. 30, 2009		Jun. 30, 2008
Balance at beginning of year	$ 1,103.7
Loan advanced	1,619.9		1,312.3		603.4
Long and short-term loans repaid	(1,637.5)		(993.5)		(586.5)
Balance at end of year	1,121.1		1,103.7
Collateralized | Syndicated revolving loan facility
Balance at beginning of year	72	[1]
Loan advanced	200		116
Long and short-term loans repaid	(272)		(44)
Balance at end of year			$ 72	[1]

[1]	Syndicated revolving loan facility On May 7, 2009, GFIMSA, Orogen and GF Operations entered into a 364-day $311 million syndicated revolving loan facility with an option to extend the term on the same terms for an additional 364 days from the date of the original final maturity ("Extension Option"). At any time prior to the date of final maturity, Gold Fields had the option to convert all advances outstanding under this facility into a term loan with a final maturity date being no more than 24 months after the signing date of the facility ("the Term Out Option"). The Extension Option was not exercisable if the Term Out Option had been exercised. The purpose of the facilities was to refinance existing facilities and for general corporate purposes. On May 15, 2009, GF Operations and Orogen drew down $59 million and $57 million respectively under this facility to refinance their respective portion of the loans maturing under Facility A of the Split-tenor revolving credit facility. On June 15, 2009, GF Operations repaid $44 million of its loan. On various dates during July 2009, Orogen drew down a total of $50 million for the funding of the Glencar Mining acquisition. During August 2009, Orogen drew down $150 million to partly fund the termination of the Morgan Stanley Royalty Agreement at St Ives. On September 17, 2009, Gold Fields utilised $15 million, of the proceeds from the sale of the shares in Eldorado Gold Corporation to fully settle GF Operations borrowings under this Facility. On September 22, 2009, Orogen repaid $36 million of its loan. Subsequently, Orogen refinanced the outstanding balance under the facility of $221 million with the Split-tenor revolving credit facility. The facility bore interest at LIBOR plus a margin of 2.75% per annum. The borrowers were required to pay a quarterly commitment fee of 1.10% per annum, payable on the undrawn portion of the facility. Neither the extension Option or the Term Out option had been exercised and the facility expired on May 7, 2010. Borrowings under the syndicated revolving loan facility are guaranteed by Gold Fields, GFIMSA, GF Holdings, Orogen and GF Operations. 2010 $ m 2009 $ m Balance at beginning of year 72.0 - Loan advanced, net of transaction costs 200.0 116.0 Loan repayments (272.0) (44.0) Balance at end of year - 72.0

Project Finance Facility (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010		Jun. 30, 2009		Jun. 30, 2008
Balance at beginning of year	$ 1,103.7
Long and short-term loans repaid	(1,637.5)		(993.5)		(586.5)
Balance at end of year	1,121.1		1,103.7
Collateralized | Project finance facility
Balance at beginning of year	150	[1]	150
Long and short-term loans repaid	(50)
Balance at end of year	$ 100	[1]	$ 150	[1]

[1]	Project Finance Facility On November 14, 2006, Gold Fields La Cima entered into a $150 million project finance facility with a number of lenders. The purpose of the facility was to finance the project costs related to the development of the Cerro Corona copper-gold porphyry deposit located in the Hualgayoc province in the Cajamarca region in northern Peru. The loan bears interest at a margin over LIBOR of: - 0.45% during the pre-completion phase (i.e. prior to the financial completion date), and - between 1.25% and 1.75% thereafter. Scheduled principal payments are in 16 semi-annual instalments of various amounts ranging from 4.75% to 6.75% of the principal amount. The final instalment is due on the tenth anniversary of the signing date. Principal and voluntary repayment during fiscal 2010 totalled $50 million. The outstanding loan balance at June 30, 2010 was $100 million (2009: $150 million). During the pre-completion phase the loan is guaranteed by Gold Fields and Gold Fields Corona (BVI) Limited (a wholly owned subsidiary of Gold Fields). The facility is secured by, among other things, pledges of and mortages over the assets and properties of Gold Fields La Cima. In accordance with the Facility Agreement, the financial completion date (i.e. the date on which the Guarantees fall away and the Facility goes non-recourse) must occur before 14 November 2010. Gold Fields La Cima however intends to refinance this facility before this date. On September 17, 2010, Gold Fields La Cima entered into a non-revolving senior secured term loan for up to US $200 million with The Bank of Nova Scotia and Banco de Cr?dito del Per?. The purpose of this facility is to (i) repay Gold Fields La Cima's outstanding subordinated loans with its affiliates; and (ii) to finance its working capital requirements. On September 22, 2010, the lenders advanced US $200 million to Gold Fields La Cima under this facility. The facility amount shall be repaid in 20 equal quarterly instalments of US $10 million each. The final maturity date of this facility is 5 years from the disbursement date. Borrowings under the non-revolving senior secured term loan are secured by first-ranking assignments of all rights, title and interest in all of Gold Fields La Cima's concentrate sale agreements. In addition, the offshore and onshore collection accounts of Gold Fields La Cima will be subject to an Account Control Agreement and a first ranking charge in favour of the lenders. This facility will be non-recourse to the rest of the Gold Fields group. 2010 2009 $ m $ m Balance at beginning of year 150.0 150.0 Loan repayments (50.0) - Balance at end of year 100.0 150.0

Preference Shares (Detail) (USD $) In Millions	12 Months Ended			1 Months Ended	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008	Oct. 10, 2008 Collateralized Preference Shares	Jun. 30, 2010 Collateralized Preference Shares		Jun. 30, 2009 Collateralized Preference Shares
Balance at beginning of year	$ 1,103.7				$ 84.9	[1]	$ 172
Preference Shares issued	(1,619.9)	(1,312.3)	(603.4)
Preference share dividend				2.5	5.9		9.8
Redemptions				(63.5)			(63.5)
Translation					5.5		(33.4)
Balance at end of year	$ 1,121.1	$ 1,103.7			$ 96.3	[1]	$ 84.9	[1]

[1]	Preference shares On December 24, 2007 Gold Fields issued R1.2 billion of non-convertible redeemable preference shares to Rand Merchant Bank (RMB, a division of First Rand Bank Limited). The dividend rate payable is a floating rate that increases from 22% to up to 61% of the prime lending rate quoted by First Rand Bank Limited (the "Prime Rate") over the life of the Preference Shares. In certain circumstances, the dividend rate increases to 61% of the Prime Rate in the event the Preference Shares are redeemed before their scheduled maturity date and the dividend rate is also subject to adjustment in the case of a change in law or regulation. Dividends accrue quarterly and are rolled up until the redemption date. The purpose of the preference shares was to refinance existing credit facilities. The preference shares mature on January 24, 2011 and have been guaranteed by GFIMSA, Orogen and Gold Fields Operations. On October 10, 2008 $63.5 million of the outstanding preference shares was repaid. In addition, an attributable dividend of $2.5 million was also paid on the same date. The balance of the preference shares is redeemable at the option of Gold Fields. 2010 2009 $ m $ m Balance at beginning of year 84.9 172.0 Preference Shares issued - - Preference share dividend 5.9 9.8 Redemptions - (63.5) Translation 5.5 (33.4) Balance at end of year 96.3 84.9

Scrip Loan (Detail) In Millions	12 Months Ended			1 Months Ended		12 Months Ended
	Jun. 30, 2010 USD ( $)	Jun. 30, 2009 USD ( $)	Jun. 30, 2008 USD ( $)	Mar. 26, 2010 Collateralized Scrip Loan ZAR	Mar. 26, 2010 Collateralized Scrip Loan USD ( $)	Jun. 30, 2010 Collateralized Scrip Loan USD ( $)	Jun. 30, 2010 Collateralized Scrip Loan ZAR
Loans advanced	$ 1,619.9	$ 1,312.3	$ 603.4	144	$ 19.5	$ 19.5
Translation						(0.5)
Balance at end of year	$ 1,121.1	$ 1,103.7				$ 19 [1]	144	[1]

[1]	Scrip loan 2010 $ m 2009 $ m Loans advanced 19.5 - Translation (0.5) - Balance at end of year 19.0 - On 26 March 2010, GFL Mining Services ("GFLMS") entered into a Scrip Lending agreement with a South African Bank in terms of which GFLMS agreed to lend 3 million of its securities in Mvelaphanda Resources Limited for an initial cash collateral of $19.5 million (R144 million). The market value of the collateral delivered by Nedcor to GFLMS on each settlement date shall represent not less than the market value of the loaned securities on that date together with a margin of 5% per annum. The agreement provides for the substantial risks and rewards on ownership inherent in the securities to be retained by GFLMS (i.e. equity price risk) and as a consequence, GFLMS has transferred the legal right to receive cash flows (dividends) on the securities loaned to Nedcor. The agreement will terminate on March 26, 2011. In the event of unbundling of the assets of Mvelaphanda before the termination date, the agreement will terminate within thirty days of unbundling. GFLMS will be entitled to receive the unbundled assets. Interest on the cash collateral held is calculated based on one month JIBAR rate and accrues daily and compounded monthly in arrears. The first interest settlement was on June 24, 2010. The next interest payment date will be on settlement. At June 30, 2010, the value of the loaned securities was $19.0 million (R140 million). The outstanding liability against these securities was $19.0 million (R144 million).

Domestic Medium Term Notes Program (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2010 Uncollateralized Domestic Medium Term Notes Program		Jun. 30, 2009 Uncollateralized Domestic Medium Term Notes Program
Balance at beginning of year	$ 1,121.1	$ 1,103.7	$ 141.8	[1]
Notes issued			1,044.9		133.5
Settlements			(721.9)
Translation			11		8.3
Balance at end of year	$ 1,121.1	$ 1,103.7	$ 475.8	[1]	$ 141.8	[1]

[1]	Domestic Medium Term Notes Program On April 6, 2009, Gold Fields established a R10 billion Domestic Medium Term Notes Program (the "Program") in terms of which Gold Fields may, from time to time, issue notes denominated in any currency. The notes will not be subject to any minimum and maximum maturity and the maximum aggregate nominal outstanding amount of all notes will not exceed R10 billion. The Program has been registered with the bond market of the JSE Limited ("JSE") and the notes issued can be listed on the JSE or not. Under the Program Gold Fields issued listed notes totalling $1,044.9 million (2009: $133.5 million) and settled listed maturing notes totalling $721.9 million (2009: nil). The different notes issued mature 3, 6 or 12 months from date of issue and bear interest at JIBAR plus a margin ranging from 0.51% to 1.00% per annum. The outstanding issued notes under the Program at June 30, 2010 were $475.8 million (2009: $141.8 million). The Notes under the Program are guaranteed by GFIMSA, GF Holdings, Orogen and GF Operations. Notes under the Program are guaranteed by Gold Fields, GFIMSA, GF Holdings, Orogen and GF Operations. 2010 $ m 2009 $ m Balance at beginning of year 141.8 - Notes issued 1,044.9 133.5 Settlements (721.9) - Translation 11.0 8.3 Balance at end of year 475.8 141.8

Short-Term Syndicated Facility (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010		Jun. 30, 2009		Jun. 30, 2008
Balance at beginning of year	$ 1,103.7
Loan advanced	1,619.9		1,312.3		603.4
Long and short-term loans repaid	(1,637.5)		(993.5)		(586.5)
Balance at end of year	1,121.1		1,103.7
Uncollateralized | Short term syndicated facility
Balance at beginning of year	20	[1]
Loan advanced			20
Long and short-term loans repaid	(20)
Balance at end of year			$ 20	[1]

[1]	Short-term syndicated facility Gold Fields Ghana Limited entered into a twelve month $20 million syndicated facility. The facility was used for working capital requirements associated with the expansion of the carbon-in-leach ("CIL") plant at the Tarkwa mine and related capital expenditure. The loan bore interest at LIBOR plus a margin of 3.0% per annum. In December 2008, Tarkwa drew down $20 million under the loan. The principal payments under the loan are scheduled monthly, beginning on June 30, 2009 as follows: $2 million for the first four months and $4 million for the last three months beginning June 30, 2009. The final instalment was due on December 31, 2009. 2010 $ m 2009 $ m Balance at beginning of year 20.0 - Loan advanced - 20.0 Repayments (20.0) - Balance at end of year - 20.0

Other Loans (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010		Jun. 30, 2009		Jun. 30, 2008
Balance at beginning of year	$ 1,103.7
Loans advanced	1,619.9		1,312.3		603.4
Long and short-term loans repaid	(1,637.5)		(993.5)		(586.5)
Balance at end of year	1,121.1		1,103.7
Uncollateralized | Other loans
Balance at beginning of year	136.5	[1]	0.2
Loans advanced	134.5		904.8
Long and short-term loans repaid	(284.1)		(736)
Translation	13.1		(32.5)
Balance at end of year			$ 136.5	[1]

[1]	Other loans 2010 $ m 2009 $ m Balance at beginning of year 136.5 0.2 Loans advanced 134.5 904.8 Loans repaid (284.1) (736.0) Translation 13.1 (32.5) Balance at end of year - 136.5 Short-term credit facilities: On August 21, 2007, GFIMSA entered into a R500 million ( $66.1 million) 364-day revolving credit facility. Borrowings under this facility were guaranteed by Gold Fields. On September 22, 2008, this facility was renegotiated as a short term facility expiring on October 21, 2008. With effect from November 11, 2008, this facility was again reinstated as a 364-day facility expiring on November 10, 2009. This facility bore interest at JIBAR plus a margin of 1.20% per annum. On January 31, 2008, GFIMSA, GF Operations, Orogen and GFL Mining Services Limited entered into a R1 billion ( $132.1 million) 364-day revolving credit facility effective May 15, 2008. The facility was to be used for capital expenditure in respect of gold mining projects, general corporate and working capital requirements. Borrowings under the facility were guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA and bore interest at JIBAR plus 0.70% per annum. Gold Fields paid a quarterly commitment fee of 0.15% per annum on any undrawn amounts under the facility. This facility expired on May 14, 2009. The Group utilised the above-mentioned ABSA facilities with other uncommitted loan facilities from some of the major banks to fund the capital expenditure and working capital requirements of the South African operations. The total draw-downs in fiscal 2010 were $134.5 million and $904.8 million in fiscal 2009. Total repayments were $284.1 million in fiscal 2010 and $736.0 million in fiscal 2009. The repayments were made from cash generated by operations and from the proceeds of issuing notes under the Program. $450 million syndicated revolving credit facility: On May 12, 2010, GFIMSA, Orogen and GF Operations entered into a $450 million syndicated revolving loan facility with an option to increase the Facility to $550 million within six months from signing date. The purpose of the facilities was to refinance existing facilities, for general corporate purposes and working capital. This facility was unutilised at year end. The final maturity of this facility is September 30, 2013. The facility bears interest at LIBOR plus a margin of 1.75% per annum. Where the utilisation under the Facility is equal to or greater than 50%, a utilisation fee of 0.25% per annum will be payable on the amount of utilisations. Such utilisation fee is payable quarterly in arrears. The borrowers are required to pay a quarterly commitment fee of 0.70% per annum. Borrowings under these facilities are guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA. R3.0 billion long-term revolving credit facilities: GFIMSA and GF Operations (the "Borrowers") entered into three separate revolving credit facilities totalling R3.0 billion with tenors between three and five years. The facilities will be utilised for capital expenditure, general corporate and working capital requirements and the refinancing of existing debt. These facilities were untilised at year-end. These facilities bear interest at JIBAR plus a margin of between 2.85% and 3.00% per annum. The Borrowers are required to pay a commitment fee of between 0.75% and 0.90% per annum on the undrawn and un-cancelled amounts of the facility, calculated and payable either quarterly or semi-annually in arrears. In summary the facilities are: - a R1.0 billion ( $132.1 million) revolving credit facility maturing December 17, 2012; - a R500 million ( $66.1 million) revolving credit facility maturing March 10, 2013; and - a R1.5 billion ( $198.2 million) revolving credit facility maturing June 10, 2014. Borrowings under these facilities are guaranteed by Gold Fields, GF Holdings, GF Operations, Orogen and GFIMSA.

Combined Aggregate Maturities of Short- and Long-Terms Loans (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009
1	$ 691.1
2	430
Thereafter
Loans	$ 1,121.1	$ 1,103.7

Reconciliation of Total Liability for Environmental Rehabilitation (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Asset retirement obligations
Balance at beginning of year	$ 236.9	$ 216.2
Addition to liabilities	11.9	19.2
Liabilities settled	(4.3)	(4)
Accretion of liability	19.3	13.9	12
Foreign currency translation adjustment	11.9	(8.4)
Balance at end of year	$ 275.7	$ 236.9	$ 216.2

Accrued Post-Retirement Health Care Costs (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2010 Gold Fields Group (excluding South Deep)		Jun. 30, 2009 Gold Fields Group (excluding South Deep)		Jun. 30, 2008 Gold Fields Group (excluding South Deep)	Jun. 30, 2010 South Deep Gold Mine		Jun. 30, 2009 South Deep Gold Mine		Jun. 30, 2008 South Deep Gold Mine
Accrued post-retirement health care costs	$ 2.8	$ 11.4	$ 2.6	[1]	$ 11	[1]	$ 7.2	$ 0.2	[2]	$ 0.4	[2]	$ 0.7

[1]	Gold Fields Group (excluding South Deep) accrued post-retirement health care costs The Group has certain liabilities to subsidize the contributions payable by certain pensioners and dependants of ex-employees on a pay-as-you-go basis. The Group's contributions to these schemes on behalf of current and retired employees amounted to $0.2 million in fiscal 2010 (2009: $0.1 million and 2008: $0.2 million). The obligation has been actuarially valued at June 30, 2010 and the outstanding contributions will be funded over the lifetime of these pensioners and dependants. The following table sets forth the funded status and amounts recognized by the Group (excluding South Deep) for post-retirement health care costs: 2010 $ m 2009 $ m Actuarial present value 2.6 11.0 Plan assets at fair value - - Accumulated benefit obligation in excess of plan assets 2.6 11.0 Prior service costs - - Unrecognized net (gain)/loss - - Post-retirement health care liability 2.6 11.0 The following is a reconciliation of the benefit obligation: Balance at beginning of year 11.0 7.2 Service costs 0.9 0.6 Contributions paid (0.2) (0.1) (Release of)/additional cross subsidization liability (9.7) 2.9 Foreign currency translation adjustment 0.6 0.4 Balance at end of year 2.6 11.0 The obligation has been valued using the projected unit credit funding method on past service liabilities. The valuation assumes a health care cost inflation rate of 8.0% per annum (2009: 7.0%) and a discount rate of 9.0% per annum (2009: 8.375%). 2010 $ m 2009 $ m Service costs 0.9 0.6 Net periodic benefit cost 0.9 0.6 Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point increase in assumed health care cost trend rates would have increased the aggregate of service and interest cost for 2010 by $0.1 million (2009: $0.2 million). The effect of this change on the accumulated post-retirement health care benefit obligation at fiscal year-end 2010 would be an increase of $0.2 million (2009: $1.0 million). A one percentage point decrease in assumed health care cost trend rates would have decreased the aggregate of service and interest cost for 2010 by $0.01 million (2009: $0.1 million). The effect of this change on the accumulated post-retirement health care benefit obligation at fiscal year-end 2010 would be a decrease of $0.2 million (2009: $0.9 million).
[2]	South Deep accrued post-retirement health care costs As part of the acquisition of South Deep, the post-retirement health care cost liability was assumed. The Group has certain liabilities to provide fixed monthly post-retirement medical benefits to certain pensioners and dependents of ex-employees. The Group's contributions to these schemes on behalf of current and retired employees amounted to $0.1 million in fiscal 2010 (2009: $0.1 million). The obligation was actuarially valued at June 30, 2010 and the outstanding contributions will be funded until December 31, 2011. The following table sets forth the funded status and amounts recognized by the Group for post-retirement health care costs: 2010 $ m 2009 $ m Actuarial present value 0.2 0.4 Plan assets at fair value - - Accumulated benefit obligation in excess of plan assets 0.2 0.4 Prior service costs - - Unrecognized net (gain)/loss - - Post-retirement health care liability 0.2 0.4 The following is a reconciliation of the benefit obligation: Balance at beginning of year 0.4 0.7 Service costs - 0.1 Contributions paid (0.1) (0.1) Release of cross subsidization liability (0.2) (0.1) Foreign currency translation adjustment 0.1 (0.2) Balance at end of year 0.2 0.4 The obligation has been valued using the projected unit credit funding method on past service liabilities. The valuation assumes a health care cost inflation rate of 8.0% per annum (2009: 7.0%) and a discount rate of 9.0% per annum (2009: 8.375%). 2010 $ m 2009 $ m The net periodic benefit cost is explained as follows: Service costs - 0.1 Net periodic benefit cost - 0.1 An increase or decrease in assumed health care trend rates would not have affected the interest cost for fiscal 2010 and 2009. A change in the medical inflation assumption does not affect the employer liability as the subsidy does not escalate. The monthly contributions will remain constant.

PROVISION FOR POST-RETIREMENT HEALTH CARE COSTS - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended
	Jun. 30, 2010 Gold Fields Group (excluding South Deep) USD ( $)	Jun. 30, 2009 Gold Fields Group (excluding South Deep) USD ( $)	Jun. 30, 2008 Gold Fields Group (excluding South Deep) USD ( $)	Jun. 30, 2010 South Deep Gold Mine USD ( $)	Jun. 30, 2009 South Deep Gold Mine USD ( $)
Contributions to post-retirement health care scheme	$ 0.2	$ 0.1	$ 0.2	$ 0.1	0.1
Health care cost, assumptions, inflation rate, per annum	8.00%	7.00%		8.00%	7.00%
Health care cost, assumptions, discount rate, per annum	9.00%	8.38%		9.00%	8.38%
Amount a one percentage point increase in assumed health care cost trend rates would have increased the aggregate of service and interest cost	0.1	0.2
Amount a one percentage point increase in assumed health care cost trend rates would have increased the accumulated post-retirement health care benefit	0.2	1
Amount a one percentage point decrease in assumed health care cost trend rates would have decreased the aggregate of service and interest cost	0.01	0.1
Amount a one percentage point decrease in assumed health care cost trend rates would have increased the accumulated post-retirement health care benefit obligation	$ 0.2	$ 0.9

Funded Status and Amounts Recognized by Gold Fields Group (Excluding South Deep) for Post-Retirement Health Care Costs (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2010 Gold Fields Group (excluding South Deep)		Jun. 30, 2009 Gold Fields Group (excluding South Deep)		Jun. 30, 2008 Gold Fields Group (excluding South Deep)
Actuarial present value			$ 2.6		$ 11
Plan assets at fair value
Accumulated benefit obligation in excess of plan assets			2.6		11
Prior service costs
Unrecognized net (gain)/loss
Post-retirement health care liability	$ 2.8	$ 11.4	$ 2.6	[1]	$ 11	[1]	$ 7.2

[1]	Gold Fields Group (excluding South Deep) accrued post-retirement health care costs The Group has certain liabilities to subsidize the contributions payable by certain pensioners and dependants of ex-employees on a pay-as-you-go basis. The Group's contributions to these schemes on behalf of current and retired employees amounted to $0.2 million in fiscal 2010 (2009: $0.1 million and 2008: $0.2 million). The obligation has been actuarially valued at June 30, 2010 and the outstanding contributions will be funded over the lifetime of these pensioners and dependants. The following table sets forth the funded status and amounts recognized by the Group (excluding South Deep) for post-retirement health care costs: 2010 $ m 2009 $ m Actuarial present value 2.6 11.0 Plan assets at fair value - - Accumulated benefit obligation in excess of plan assets 2.6 11.0 Prior service costs - - Unrecognized net (gain)/loss - - Post-retirement health care liability 2.6 11.0 The following is a reconciliation of the benefit obligation: Balance at beginning of year 11.0 7.2 Service costs 0.9 0.6 Contributions paid (0.2) (0.1) (Release of)/additional cross subsidization liability (9.7) 2.9 Foreign currency translation adjustment 0.6 0.4 Balance at end of year 2.6 11.0 The obligation has been valued using the projected unit credit funding method on past service liabilities. The valuation assumes a health care cost inflation rate of 8.0% per annum (2009: 7.0%) and a discount rate of 9.0% per annum (2009: 8.375%). 2010 $ m 2009 $ m Service costs 0.9 0.6 Net periodic benefit cost 0.9 0.6 Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point increase in assumed health care cost trend rates would have increased the aggregate of service and interest cost for 2010 by $0.1 million (2009: $0.2 million). The effect of this change on the accumulated post-retirement health care benefit obligation at fiscal year-end 2010 would be an increase of $0.2 million (2009: $1.0 million). A one percentage point decrease in assumed health care cost trend rates would have decreased the aggregate of service and interest cost for 2010 by $0.01 million (2009: $0.1 million). The effect of this change on the accumulated post-retirement health care benefit obligation at fiscal year-end 2010 would be a decrease of $0.2 million (2009: $0.9 million).

Reconciliation of Benefit Obligation for Post Retirement Health Care Cost by Gold Fields Group (Excluding South Deep) (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2010 Gold Fields Group (excluding South Deep)		Jun. 30, 2009 Gold Fields Group (excluding South Deep)		Jun. 30, 2008 Gold Fields Group (excluding South Deep)
Balance at beginning of year	$ 2.8	$ 11.4	$ 11	[1]	$ 7.2
Service costs			0.9		0.6
Contributions paid			(0.2)		(0.1)		(0.2)
(Release of)/additional cross subsidization liability			(9.7)		2.9
Foreign currency translation adjustment			0.6		0.4
Balance at end of year	$ 2.8	$ 11.4	$ 2.6	[1]	$ 11	[1]	$ 7.2

[1]	Gold Fields Group (excluding South Deep) accrued post-retirement health care costs The Group has certain liabilities to subsidize the contributions payable by certain pensioners and dependants of ex-employees on a pay-as-you-go basis. The Group's contributions to these schemes on behalf of current and retired employees amounted to $0.2 million in fiscal 2010 (2009: $0.1 million and 2008: $0.2 million). The obligation has been actuarially valued at June 30, 2010 and the outstanding contributions will be funded over the lifetime of these pensioners and dependants. The following table sets forth the funded status and amounts recognized by the Group (excluding South Deep) for post-retirement health care costs: 2010 $ m 2009 $ m Actuarial present value 2.6 11.0 Plan assets at fair value - - Accumulated benefit obligation in excess of plan assets 2.6 11.0 Prior service costs - - Unrecognized net (gain)/loss - - Post-retirement health care liability 2.6 11.0 The following is a reconciliation of the benefit obligation: Balance at beginning of year 11.0 7.2 Service costs 0.9 0.6 Contributions paid (0.2) (0.1) (Release of)/additional cross subsidization liability (9.7) 2.9 Foreign currency translation adjustment 0.6 0.4 Balance at end of year 2.6 11.0 The obligation has been valued using the projected unit credit funding method on past service liabilities. The valuation assumes a health care cost inflation rate of 8.0% per annum (2009: 7.0%) and a discount rate of 9.0% per annum (2009: 8.375%). 2010 $ m 2009 $ m Service costs 0.9 0.6 Net periodic benefit cost 0.9 0.6 Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point increase in assumed health care cost trend rates would have increased the aggregate of service and interest cost for 2010 by $0.1 million (2009: $0.2 million). The effect of this change on the accumulated post-retirement health care benefit obligation at fiscal year-end 2010 would be an increase of $0.2 million (2009: $1.0 million). A one percentage point decrease in assumed health care cost trend rates would have decreased the aggregate of service and interest cost for 2010 by $0.01 million (2009: $0.1 million). The effect of this change on the accumulated post-retirement health care benefit obligation at fiscal year-end 2010 would be a decrease of $0.2 million (2009: $0.9 million).

Net Periodic Benefit Cost by Gold Fields Group, Excluding South Deep (Detail) (Gold Fields Group (excluding South Deep), USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009
Service costs	$ 0.9	$ 0.6
Net periodic benefit cost	$ 0.9	$ 0.6

Funded Status and Amounts Recognized by South Deep for Post-Retirement Health Care Costs (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2010 South Deep Gold Mine		Jun. 30, 2009 South Deep Gold Mine		Jun. 30, 2008 South Deep Gold Mine
Actuarial present value			$ 0.2		$ 0.4
Plan assets at fair value
Accumulated benefit obligation in excess of plan assets			0.2		0.4
Prior service costs
Unrecognized net (gain)/loss
Post-retirement health care liability	$ 2.8	$ 11.4	$ 0.2	[1]	$ 0.4	[1]	$ 0.7

[1]	South Deep accrued post-retirement health care costs As part of the acquisition of South Deep, the post-retirement health care cost liability was assumed. The Group has certain liabilities to provide fixed monthly post-retirement medical benefits to certain pensioners and dependents of ex-employees. The Group's contributions to these schemes on behalf of current and retired employees amounted to $0.1 million in fiscal 2010 (2009: $0.1 million). The obligation was actuarially valued at June 30, 2010 and the outstanding contributions will be funded until December 31, 2011. The following table sets forth the funded status and amounts recognized by the Group for post-retirement health care costs: 2010 $ m 2009 $ m Actuarial present value 0.2 0.4 Plan assets at fair value - - Accumulated benefit obligation in excess of plan assets 0.2 0.4 Prior service costs - - Unrecognized net (gain)/loss - - Post-retirement health care liability 0.2 0.4 The following is a reconciliation of the benefit obligation: Balance at beginning of year 0.4 0.7 Service costs - 0.1 Contributions paid (0.1) (0.1) Release of cross subsidization liability (0.2) (0.1) Foreign currency translation adjustment 0.1 (0.2) Balance at end of year 0.2 0.4 The obligation has been valued using the projected unit credit funding method on past service liabilities. The valuation assumes a health care cost inflation rate of 8.0% per annum (2009: 7.0%) and a discount rate of 9.0% per annum (2009: 8.375%). 2010 $ m 2009 $ m The net periodic benefit cost is explained as follows: Service costs - 0.1 Net periodic benefit cost - 0.1 An increase or decrease in assumed health care trend rates would not have affected the interest cost for fiscal 2010 and 2009. A change in the medical inflation assumption does not affect the employer liability as the subsidy does not escalate. The monthly contributions will remain constant.

Reconciliation of Benefit Obligation for Post Retirement Health Care Cost by South Deep (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2010 South Deep Gold Mine		Jun. 30, 2009 South Deep Gold Mine
Balance at beginning of year	$ 2.8	$ 11.4	$ 0.4	[1]	$ 0.7
Service costs					0.1
Contributions paid			(0.1)		(0.1)
(Release of)/additional cross subsidization liability			(0.2)		(0.1)
Foreign currency translation adjustment			0.1		(0.2)
Balance at end of year	$ 2.8	$ 11.4	$ 0.2	[1]	$ 0.4	[1]

[1]	South Deep accrued post-retirement health care costs As part of the acquisition of South Deep, the post-retirement health care cost liability was assumed. The Group has certain liabilities to provide fixed monthly post-retirement medical benefits to certain pensioners and dependents of ex-employees. The Group's contributions to these schemes on behalf of current and retired employees amounted to $0.1 million in fiscal 2010 (2009: $0.1 million). The obligation was actuarially valued at June 30, 2010 and the outstanding contributions will be funded until December 31, 2011. The following table sets forth the funded status and amounts recognized by the Group for post-retirement health care costs: 2010 $ m 2009 $ m Actuarial present value 0.2 0.4 Plan assets at fair value - - Accumulated benefit obligation in excess of plan assets 0.2 0.4 Prior service costs - - Unrecognized net (gain)/loss - - Post-retirement health care liability 0.2 0.4 The following is a reconciliation of the benefit obligation: Balance at beginning of year 0.4 0.7 Service costs - 0.1 Contributions paid (0.1) (0.1) Release of cross subsidization liability (0.2) (0.1) Foreign currency translation adjustment 0.1 (0.2) Balance at end of year 0.2 0.4 The obligation has been valued using the projected unit credit funding method on past service liabilities. The valuation assumes a health care cost inflation rate of 8.0% per annum (2009: 7.0%) and a discount rate of 9.0% per annum (2009: 8.375%). 2010 $ m 2009 $ m The net periodic benefit cost is explained as follows: Service costs - 0.1 Net periodic benefit cost - 0.1 An increase or decrease in assumed health care trend rates would not have affected the interest cost for fiscal 2010 and 2009. A change in the medical inflation assumption does not affect the employer liability as the subsidy does not escalate. The monthly contributions will remain constant.

Net Periodic Benefit Cost by South Deep (Detail) (South Deep Gold Mine, USD $) In Millions	12 Months Ended
Jun. 30, 2009
Service costs	$ 0.1
Net periodic benefit cost	$ 0.1

EMPLOYEE BENEFIT PLANS - Additional Information (Detail) In Millions, except Share data, unless otherwise specified	Jun. 30, 2010 USD ( $)	Jun. 30, 2010 Pension Plans, Defined Benefit USD ( $)	Jun. 30, 2009 Pension Plans, Defined Benefit USD ( $)	Jun. 30, 2008 Pension Plans, Defined Benefit USD ( $)	Jun. 30, 2010 South Africa Rand 2005 Share Plan ZAR	Jun. 30, 2009 South Africa Rand 2005 Share Plan ZAR	Jun. 30, 2008 South Africa Rand 2005 Share Plan ZAR	Jun. 30, 2007 South Africa Rand 2005 Share Plan ZAR	Jun. 30, 2010 South Africa Rand 2005 Share Plan Stock Appreciation Rights ZAR	Jun. 30, 2009 South Africa Rand 2005 Share Plan Stock Appreciation Rights ZAR	Jun. 30, 2010 U.S. Dollar 2005 Share Plan USD ( $)	Jun. 30, 2009 U.S. Dollar 2005 Share Plan USD ( $)	Jun. 30, 2008 U.S. Dollar 2005 Share Plan USD ( $)	Jun. 30, 2007 U.S. Dollar 2005 Share Plan USD ( $)	Jun. 30, 2010 U.S. Dollar 2005 Share Plan Stock Appreciation Rights USD ( $)	Jun. 30, 2009 U.S. Dollar 2005 Share Plan Stock Appreciation Rights USD ( $)	Jun. 30, 2010 2005 Share Plan Restricted Stock USD ( $)	Jun. 30, 2009 2005 Share Plan Restricted Stock USD ( $)	Jun. 30, 2008 2005 Share Plan Restricted Stock USD ( $)	Jun. 30, 2007 2005 Share Plan Restricted Stock	Jun. 30, 2010 2005 Share Plan Stock Appreciation Rights	Jun. 30, 2009 2005 Share Plan Stock Appreciation Rights	Jun. 30, 2008 2005 Share Plan Stock Appreciation Rights	Jun. 30, 2007 2005 Share Plan Stock Appreciation Rights	Jun. 30, 2010 South Africa Rand GF Management Incentive Scheme ZAR	Jun. 30, 2009 South Africa Rand GF Management Incentive Scheme ZAR	Jun. 30, 2008 South Africa Rand GF Management Incentive Scheme ZAR	Jun. 30, 2007 South Africa Rand GF Management Incentive Scheme ZAR	Jun. 30, 2010 U.S. Dollar GF Management Incentive Scheme USD ( $)	Jun. 30, 2009 U.S. Dollar GF Management Incentive Scheme USD ( $)	Jun. 30, 2008 U.S. Dollar GF Management Incentive Scheme USD ( $)	Jun. 30, 2007 U.S. Dollar GF Management Incentive Scheme USD ( $)	Jun. 30, 2010 GF Management Incentive Scheme ZAR	Jun. 30, 2010 GF Management Incentive Scheme USD ( $)	Sep. 30, 2009 GF Management Incentive Scheme	Jun. 30, 2009 GF Management Incentive Scheme ZAR	Jun. 30, 2009 GF Management Incentive Scheme USD ( $)	Sep. 30, 2010 GF Management Incentive Scheme ZAR	Jun. 30, 2008 GF Management Incentive Scheme	Jun. 30, 2007 GF Management Incentive Scheme	Jun. 30, 2001 GF Management Incentive Scheme	Sep. 30, 2010 GF Management Incentive Scheme Executive Officer ZAR	Jun. 30, 2010 Gold Fields Limited 2005 Non-Executive Director Share Plan USD ( $)	Jun. 30, 2009 Gold Fields Limited 2005 Non-Executive Director Share Plan USD ( $)	Jun. 30, 2008 Gold Fields Limited 2005 Non-Executive Director Share Plan USD ( $)	Nov. 04, 2009 Gold Fields Limited 2005 Non-Executive Director Share Plan	Jun. 30, 2010 Gold Fields Limited 2005 Non-Executive Director Share Plan Restricted Stock	Jun. 30, 2009 Gold Fields Limited 2005 Non-Executive Director Share Plan Restricted Stock	Jun. 30, 2008 Gold Fields Limited 2005 Non-Executive Director Share Plan Restricted Stock	Jun. 30, 2007 Gold Fields Limited 2005 Non-Executive Director Share Plan Restricted Stock	Jun. 30, 2010 South Africa Rand GF Non-Executive Director Share Plan ZAR	Jun. 30, 2009 South Africa Rand GF Non-Executive Director Share Plan ZAR	Jun. 30, 2008 South Africa Rand GF Non-Executive Director Share Plan ZAR	Jun. 30, 2007 South Africa Rand GF Non-Executive Director Share Plan ZAR	Jun. 30, 2010 U.S. Dollar GF Non-Executive Director Share Plan USD ( $)	Jun. 30, 2009 U.S. Dollar GF Non-Executive Director Share Plan USD ( $)	Jun. 30, 2008 U.S. Dollar GF Non-Executive Director Share Plan USD ( $)	Jun. 30, 2007 U.S. Dollar GF Non-Executive Director Share Plan USD ( $)	Jun. 30, 2010 GF Non-Executive Director Share Plan ZAR	Jun. 30, 2009 GF Non-Executive Director Share Plan ZAR	Jun. 30, 2008 GF Non-Executive Director Share Plan	Jun. 30, 2007 GF Non-Executive Director Share Plan	Jun. 30, 2010 Stock Appreciation Rights ZAR	Jun. 30, 2009 Stock Appreciation Rights ZAR
Cost of providing retirement benefits for defined contribution plans		$ 76	$ 57	$ 68
Incremental fair value resulting from the modification amounts																	17.1																	0.1			0.9								0.5
Incremental fair value resulting from the modification amounts, expensed over the remaining vesting period of the restricted shares, included in Share-based compensation																	3.2	4.7	2.1																								0.2	0.2	0.1
Options exercisable																					904.809												1,352,633	1,352,633		2,266,799	2,266,799		3,307,624																				81,700
SARS exercisable, average exercise price										106						$ 14									76.15				$ 10.06																						88.54				$ 11.7
Options to purchase ordinary shares, outstanding																	8,438,663	6,831,964	5,396,887	1,855,452	5,660,272	4,609,626	3,837,937	1,765,540									1,352,633	1,352,633		2,304,421	2,304,421	1,352,633	4,212,219	5,584,973		207,434					135,878	100,200	80,600	51,000									81,700	81,700	146,700	174,400
Options to purchase ordinary shares, outstanding, weighted average price					106	111.5	112.73	124.75	106		$ 14	$ 13.83	$ 14.09	$ 17.45	$ 14										76.15	77.2	78.38	76.66	$ 10.06	$ 9.58	$ 9.8	$ 10.72										99.51									88.54	88.54	83.81	83.47	$ 11.7	$ 10.99	$ 10.48	$ 11.67					90.84	108.9
Options to purchase ordinary shares, exercise price range, lower limit																																						46.23
Options to purchase ordinary shares, exercise price range, upper limit																																						154.65
Issued ordinary share capital reserved for issuance under all share schemes, percentage																																			5.00%	5.00%	5.00%
Shares reserved for issuance																																			35,311,809						22,791,830					47,300
Options to purchase ordinary shares, exercise price range, lower limit																																	46.23
Options to purchase ordinary shares, exercise price range, upper limit																																	154.65
Options to purchase ordinary shares, exercised in the period, market price range, lower limit																																	87.54			87.54																							54	54
Options to purchase ordinary shares, exercised in the period, market price range, upper limit																																	116			116																							135	135
Options to purchase ordinary shares, granted in the period, exercise price range, lower limit																																																											68.59
Options to purchase ordinary shares, granted in the period, exercise price range, upper limit																																																											110.03
Compensation cost related to awards not yet recognized under all four schemes	$ 114.5

Details of PVRS and SARS Granted Under Share Plan (Detail)	Jun. 30, 2010 South Africa Rand 2005 Share Plan ZAR	Jun. 30, 2009 South Africa Rand 2005 Share Plan ZAR	Jun. 30, 2008 South Africa Rand 2005 Share Plan ZAR	Jun. 30, 2007 South Africa Rand 2005 Share Plan ZAR	Jun. 30, 2010 South Africa Rand 2005 Share Plan Stock Appreciation Rights ZAR	Jun. 30, 2010 U.S. Dollar 2005 Share Plan USD ( $)	Jun. 30, 2009 U.S. Dollar 2005 Share Plan USD ( $)	Jun. 30, 2008 U.S. Dollar 2005 Share Plan USD ( $)	Jun. 30, 2007 U.S. Dollar 2005 Share Plan USD ( $)	Jun. 30, 2010 U.S. Dollar 2005 Share Plan Stock Appreciation Rights USD ( $)	Jun. 30, 2010 2005 Share Plan Restricted Stock	Jun. 30, 2009 2005 Share Plan Restricted Stock	Jun. 30, 2008 2005 Share Plan Restricted Stock	Jun. 30, 2010 2005 Share Plan Stock Appreciation Rights	Jun. 30, 2009 2005 Share Plan Stock Appreciation Rights	Jun. 30, 2008 2005 Share Plan Stock Appreciation Rights	Jun. 30, 2010 Stock Appreciation Rights ZAR	Jun. 30, 2009 Stock Appreciation Rights ZAR
Number of Options
Beginning Balance											6,831,964	5,396,887	1,855,452	4,609,626	3,837,937	1,765,540
Granted during the year											3,177,552	2,616,171	4,238,161	1,564,217	1,311,271	2,569,481
Exercised and released											(341,309)	(73,954)	(21,933)
Forfeited											(619,793)	(880,240)	(674,793)	(513,571)	(539,582)	(497,084)
Conditions for vesting not met											(609,751)	(226,900)
Ending Balance											8,438,663	6,831,964	5,396,887	5,660,272	4,609,626	3,837,937
Average price
Granted during the year	90.84	108.9	105.97			$ 11.98	$ 12.09	$ 14.58
Exercised and released
Forfeited	109.4	121.07	118.77			$ 14.43	$ 13.44	$ 16.34
Conditions for vesting not met
Average price, at end of year	106	111.5	112.73	124.75	106	$ 14	$ 13.83	$ 14.09	$ 17.45	$ 14							90.84	108.9

2005 Shares Plan Options Outstanding (Detail)	Jun. 30, 2010 South Africa Rand 2005 Share Plan ZAR	Jun. 30, 2009 South Africa Rand 2005 Share Plan ZAR	Jun. 30, 2008 South Africa Rand 2005 Share Plan ZAR	Jun. 30, 2007 South Africa Rand 2005 Share Plan ZAR	Jun. 30, 2010 South Africa Rand 2005 Share Plan Stock Appreciation Rights ZAR	Jun. 30, 2010 South Africa Rand 2005 Share Plan Stock Appreciation Rights Range 1 ZAR	Jun. 30, 2010 South Africa Rand 2005 Share Plan Stock Appreciation Rights Range 2 ZAR	Jun. 30, 2010 U.S. Dollar 2005 Share Plan USD ( $)	Jun. 30, 2009 U.S. Dollar 2005 Share Plan USD ( $)	Jun. 30, 2008 U.S. Dollar 2005 Share Plan USD ( $)	Jun. 30, 2007 U.S. Dollar 2005 Share Plan USD ( $)	Jun. 30, 2010 U.S. Dollar 2005 Share Plan Stock Appreciation Rights USD ( $)	Jun. 30, 2010 U.S. Dollar 2005 Share Plan Stock Appreciation Rights Range 1 USD ( $)	Jun. 30, 2010 U.S. Dollar 2005 Share Plan Stock Appreciation Rights Range 2 USD ( $)	Jun. 30, 2010 2005 Share Plan Stock Appreciation Rights	Jun. 30, 2009 2005 Share Plan Stock Appreciation Rights	Jun. 30, 2008 2005 Share Plan Stock Appreciation Rights	Jun. 30, 2007 2005 Share Plan Stock Appreciation Rights	Jun. 30, 2010 2005 Share Plan Stock Appreciation Rights Range 1	Jun. 30, 2010 2005 Share Plan Stock Appreciation Rights Range 2	Jun. 30, 2010 Stock Appreciation Rights ZAR	Jun. 30, 2009 Stock Appreciation Rights ZAR
Outstanding options, Price range, lower limit						69.48	124.2						$ 8.62	$ 15.41
Outstanding options, Price range, upper limit						124.19	127.72						$ 15.41	$ 15.85
Options to purchase ordinary shares, outstanding															5,660,272	4,609,626	3,837,937	1,765,540	4,604,378	1,055,894
Outstanding options, Contractual life (in years)															3.39				3.65	2.21
Options to purchase ordinary shares, outstanding, weighted average price	106	111.5	112.73	124.75	106	101.61	124.74	$ 14	$ 13.83	$ 14.09	$ 17.45	$ 14	$ 13.42	$ 16.48							90.84	108.9

Options Granted Under GF Management Scheme (Detail) (GF Management Incentive Scheme)	Jun. 30, 2010 South Africa Rand ZAR	Jun. 30, 2009 South Africa Rand ZAR	Jun. 30, 2008 South Africa Rand ZAR	Jun. 30, 2007 South Africa Rand ZAR	Jun. 30, 2010 U.S. Dollar USD ( $)	Jun. 30, 2009 U.S. Dollar USD ( $)	Jun. 30, 2008 U.S. Dollar USD ( $)	Jun. 30, 2007 U.S. Dollar USD ( $)	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008	Sep. 30, 2010
Number of Options
Beginning Balance									2,304,421	4,212,219	5,584,973	1,352,633
Granted during the year
Exercised and released									(778,172)	(1,367,882)	(990,175)
Forfeited									(173,616)	(539,916)	(382,579)
Ending Balance									1,352,633	2,304,421	4,212,219	1,352,633
Average option price
Granted during the year
Exercised and released	74.62	69.69	71.82		$ 9.84	$ 7.73	$ 9.88
Forfeited	97.01	105.39	72.33		$ 12.8	$ 11.7	$ 9.95
Average price, at end of year	76.15	77.2	78.38	76.66	$ 10.06	$ 9.58	$ 9.8	$ 10.72

Directors Affected by GF Management Scheme Modification (Detail) (GF Management Incentive Scheme, ZAR)	Sep. 30, 2010	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008	Jun. 30, 2007
Number of options	1,352,633	1,352,633	2,304,421	4,212,219	5,584,973
Nicholas J. Holland
Number of options		13,334	172,499
Options to purchase ordinary shares, outstanding, weighted average price		46.23	76.59
Contractual life extended by (years)		0.87	0.38
Terence P. Goodlace
Number of options			3,167
Options to purchase ordinary shares, outstanding, weighted average price			154.65
Contractual life extended by (years)			0.01
Kofi Ansah
Number of options			6,700
Options to purchase ordinary shares, outstanding, weighted average price			68.59
Contractual life extended by (years)			0.39
Rupert L. Pennant-Rea
Number of options		5,000	25,000
Options to purchase ordinary shares, outstanding, weighted average price		110.03	84.79
Contractual life extended by (years)		0.71	0.39
Chris I. Von Christierson
Number of options		10,000	20,000
Options to purchase ordinary shares, outstanding, weighted average price		110.03	99.21
Contractual life extended by (years)		0.71	0.39
Alan J. Wright
Number of options		10,000	55,000
Options to purchase ordinary shares, outstanding, weighted average price		110.03	68.41
Contractual life extended by (years)		0.71	0.39

GF Management Scheme Options Outstanding (Detail) (GF Management Incentive Scheme)	Jun. 30, 2010 South Africa Rand ZAR	Jun. 30, 2009 South Africa Rand ZAR	Jun. 30, 2008 South Africa Rand ZAR	Jun. 30, 2007 South Africa Rand ZAR	Jun. 30, 2010 South Africa Rand Range 1 ZAR	Jun. 30, 2010 South Africa Rand Range 2 ZAR	Jun. 30, 2010 South Africa Rand Range 3 ZAR	Jun. 30, 2010 South Africa Rand Range 4 ZAR	Jun. 30, 2010 U.S. Dollar USD ( $)	Jun. 30, 2009 U.S. Dollar USD ( $)	Jun. 30, 2008 U.S. Dollar USD ( $)	Jun. 30, 2007 U.S. Dollar USD ( $)	Jun. 30, 2010 U.S. Dollar Range 1 USD ( $)	Jun. 30, 2010 U.S. Dollar Range 2 USD ( $)	Jun. 30, 2010 U.S. Dollar Range 3 USD ( $)	Jun. 30, 2010 U.S. Dollar Range 4 USD ( $)	Sep. 30, 2010 ZAR	Jun. 30, 2010 ZAR	Jun. 30, 2009	Jun. 30, 2008	Jun. 30, 2007	Jun. 30, 2010 Range 1	Jun. 30, 2010 Range 2	Jun. 30, 2010 Range 3	Jun. 30, 2010 Range 4
Outstanding options, Price range, lower limit					46.23	85	110	135					$ 6.11	$ 11.23	$ 11.53	$ 17.83	46.23
Outstanding options, Price range, upper limit					84.99	109.99	34.99	159.99					$ 11.23	$ 14.53	$ 17.83	$ 21.13	154.65
Options to purchase ordinary shares, outstanding																	1,352,633	1,352,633	2,304,421	4,212,219	5,584,973	1,081,025	187,708	56,400	27,500
Outstanding options, Contractual life (in years)																		1.26				1.37	0.73	1.1	1.04
Exercisable options, Number of options																		1,352,633	2,266,799	3,307,624		1,081,025	187,708	56,400	27,500
Options to purchase ordinary shares, outstanding, weighted average price	76.15	77.2	78.38	76.66	69.29	92.95	117.25	146.71	$ 10.06	$ 9.58	$ 9.8	$ 10.72	$ 9.15	$ 12.28	$ 15.49	$ 19.38
Exercisable options, Price range, lower limit					46.23	85	110	135					$ 6.11	$ 11.23	$ 11.53	$ 17.83		46.23
Exercisable options, Price range, upper limit					84.99	109.99	134.99	159.99					$ 11.23	$ 14.53	$ 17.83	$ 21.13		154.65
Exercisable options, Weighted average exercise price	76.15				69.29	92.95	117.25	146.71	$ 10.06				$ 9.15	$ 12.28	$ 15.49	$ 19.38

Restricted Shares Granted (Detail) (Gold Fields Limited 2005 Non-Executive Director Share Plan, Restricted Stock)	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Number of Restricted Shares
Beginning Balance	100,200	80,600	51,000
Granted during the year	47,300	52,600	29,600
Exercised and released	(11,622)	(33,000)
Forfeited
Ending Balance	135,878	100,200	80,600

Details of GF Non-Executive Director Share Plan (Detail) (GF Non-Executive Director Share Plan)	Jun. 30, 2010 South Africa Rand ZAR	Jun. 30, 2009 South Africa Rand ZAR	Jun. 30, 2008 South Africa Rand ZAR	Jun. 30, 2007 South Africa Rand ZAR	Jun. 30, 2010 U.S. Dollar USD ( $)	Jun. 30, 2009 U.S. Dollar USD ( $)	Jun. 30, 2008 U.S. Dollar USD ( $)	Jun. 30, 2007 U.S. Dollar USD ( $)	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Number of Options
Beginning Balance									81,700	146,700	174,400
Granted during the year
Exercised and released										(25,000)	(27,700)
Forfeited										(40,000)
Ending Balance									81,700	81,700	146,700
Average option price
Granted during the year
Exercised and released		43.7	81.71			$ 4.85	$ 11.24
Forfeited		99.21				$ 11.01
Average price, at end of year	88.54	88.54	83.81	83.47	$ 11.7	$ 10.99	$ 10.48	$ 11.67

GF Non-Executive Director Share Plan Options Outstanding (Detail) (GF Non-Executive Director Share Plan)	Jun. 30, 2010 South Africa Rand ZAR	Jun. 30, 2009 South Africa Rand ZAR	Jun. 30, 2008 South Africa Rand ZAR	Jun. 30, 2007 South Africa Rand ZAR	Jun. 30, 2010 South Africa Rand Range 1 ZAR	Jun. 30, 2010 South Africa Rand Range 2 ZAR	Jun. 30, 2010 U.S. Dollar USD ( $)	Jun. 30, 2009 U.S. Dollar USD ( $)	Jun. 30, 2008 U.S. Dollar USD ( $)	Jun. 30, 2007 U.S. Dollar USD ( $)	Jun. 30, 2010 U.S. Dollar Range 1 USD ( $)	Jun. 30, 2010 U.S. Dollar Range 2 USD ( $)	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008	Jun. 30, 2007	Jun. 30, 2010 Range 1	Jun. 30, 2010 Range 2
Outstanding options, Price range, lower limit					65.56	88.38					$ 8.66	$ 11.68
Outstanding options, Price range, upper limit					88.37	110.03					$ 11.67	$ 14.54
Options to purchase ordinary shares, outstanding													81,700	81,700	146,700	174,400	26,700	55,000
Outstanding options, Contractual life (in years)													0.7				1.66	0.23
Exercisable options, Number of options													81,700				26,700	55,000
Exercisable options, Contractual life (in years)													0.7				1.66	0.23
Options to purchase ordinary shares, outstanding, weighted average price	88.54	88.54	83.81	83.47	68.59	98.22	$ 11.7	$ 10.99	$ 10.48	$ 11.67	$ 9.06	$ 12.98
Exercisable options, Price range, lower limit					65.56	88.38					$ 8.13	$ 10.97
Exercisable options, Price range, upper limit					88.37	110.03					$ 10.96	$ 13.65
Exercisable options, Weighted average exercise price	88.54				68.59	98.22	$ 11.7				$ 9.06	$ 12.98

Assumptions Used to Value Options (Detail) (ZAR)	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009
Stock Appreciation Rights
Weighted average exercise price-Rand	90.84	108.9
Weighted average expected volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	52.00%	51.70%
Expected term, minimum (years)	3	3
Expected term, maximum (years)	4.2	4.2
Expected dividend yield	1.00%	1.80%
Weighted average risk free interest rate	7.90%	6.90%
Weighted average fair value-Rand	43.82	45.9
Restricted Stock
Weighted average expected volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	50.40%	67.80%
Expected term (years)	3	3
Expected dividend yield	1.40%	2.30%
Weighted average risk free interest rate	0.20%	0.60%
Weighted average fair value-Rand	155.8	209.4

DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE AND CREDIT RISK OF FINANCIAL INSTRUMENTS - Additional information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended				0 Months Ended		1 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended				12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008	Mar. 31, 2007	Dec. 06, 2007 Bridge Loan	Dec. 31, 2007 Bridge Loan	Jan. 31, 2007 Bridge Loan	Jun. 30, 2009 Bridge Loan	Jun. 30, 2009 Commodity Contract	Jun. 30, 2010 Commodity Contract	Jun. 30, 2009 Commodity Contract	Jun. 30, 2009 Commodity Contract Forward sale	Jun. 30, 2009 Commodity Contract Zero cost collar	Jun. 30, 2010 Commodity Contract Sales	Jun. 30, 2009 Commodity Contract Sales	Jun. 30, 2009 Foreign Exchange Contract	Jun. 30, 2010 US Dollar - Rand Forward Sales	Jun. 30, 2009 US Dollar - Rand Forward Sales	Sep. 17, 2009 US Dollar - Rand Forward Sales	Jul. 17, 2008 US Dollar - Rand Forward Sales	Mar. 31, 2007 US Dollar - Rand Forward Sales	Jun. 30, 2010 Level 3 Assets, Total	Jun. 30, 2010 Level 3 Liabilities, Total
LME copper prices, average provisional price (per ton)										6,273	4,115
Long and short-term loans raised	$ 1,619.9	$ 1,312.3	$ 603.4				$ 550
Loan facility							1,800
U.S. dollar/rand forward cover		274		550.8												274
Average forward rate (per $1)																		8.0893	8.0387	8.3839	7.3279
Cumulative gains on purchased forward cover																		26.1
Forward sales, settled																	274
Forward cover, spot rate (per $1)																					7.1918
Realized foreign exchange loss from settlement	(8.5)	10.2	1.7														(4)
Gain (loss) on mark-to-market value of contracts											(1.7)			5.8	5.7	(0.05)	4	(26.1)
Forward cover costs accounted as part of interest																	5
Long and short-term loans repaid	1,637.5	993.5	586.5		60.8	172		44
Contracts, notional amount of copper concentrate (in tons)												8,705	8,705
LME copper prices, average (per ton)									4,322	6,651	4,919
Average zero cost collar contracts price (per ton), floor price													4,600
Average zero cost collar contracts price (per ton), ceiling price													5,400
Applicable forward copper price									4,057	6,679	4,057	5,001
Copper sales (in tons)	7,270	9,950
Copper sales, average price (per ton)	7,081	3,571
Unrealized loss, included in Accumulated other comprehensive loss	$ 0.8
Percentage of total assets/liabilities measured at fair value, classified within Level 3																						0.01%	0.04%

Estimated Fair Values of Financial Instruments (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008	Jun. 30, 2007
Financial assets
Cash and cash equivalents	$ 500.7	$ 357.5	$ 253.7	$ 326.4
Receivables	305.4	383.5
Non-current investments	254.3	475.2
Financial liabilities
Long-term loans	430	785.9
Accounts payable and provisions	551.9	533.5
Financial instruments		1.7
Interest payable	4.5	14.4
Bank overdraft		9.7
Current portion of long-term loans	691.1	317.8
Carrying value
Financial assets
Cash and cash equivalents	500.7	357.5
Receivables	305.4	383.5
Non-current investments	254.3	475.2
Financial liabilities
Long-term loans	430	785.9
Accounts payable and provisions	551.9	533.5
Financial instruments		1.7
Interest payable	4.5	14.4
Bank overdraft		9.7
Current portion of long-term loans	691.1	317.8
Other non-current assets		3.9
Fair value
Financial assets
Cash and cash equivalents	500.7	357.5
Receivables	305.4	383.5
Non-current investments	254.3	475.2
Financial liabilities
Long-term loans	430	785.9
Accounts payable and provisions	551.9	533.5
Financial instruments		1.7
Interest payable	4.5	14.4
Bank overdraft		9.7
Current portion of long-term loans	691.1	317.8
Other non-current assets		$ 3.9

Financial Assets and Liabilities Measured at Fair Value by Level (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009
Assets:
Cash equivalents	$ 41.5	$ 63.4
Listed investments	76.8	312.4
Investments held by environmental trust funds	133.8	110
Unlisted investments	1.3	0.8
Trade receivable from provisional copper concentrate sales, net	45.7	54
Fair Value, Assets Measured on Recurring Basis, Total	299.1	540.6
Liabilities:
Financial instruments		1.7
Fair Value, Liabilities Measured on Recurring Basis, Total		1.7
Level 1
Assets:
Cash equivalents	41.5	63.4
Listed investments	76.8	312.4
Investments held by environmental trust funds	80.3	86.9
Trade receivable from provisional copper concentrate sales, net	45.7	54
Fair Value, Assets Measured on Recurring Basis, Total	297.8	539.8
Level 2
Assets:
Investments held by environmental trust funds	53.5	23.1
Liabilities:
Financial instruments		1.7
Fair Value, Liabilities Measured on Recurring Basis, Total		1.7
Level 3
Assets:
Unlisted investments	1.3	0.8
Fair Value, Assets Measured on Recurring Basis, Total	$ 1.3	$ 0.8

Changes in Fair value of Level 3 Financial Assets (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009
Balance at the beginning of the year	$ 0.8	$ 27.8
Additions	0.9
Settlements	(0.7)	(20)
Impairments	(0.5)
Unrealized gain/(loss)	0.8	(1.7)
Translation loss		(5.2)
Balance at the end of the period	$ 1.3	$ 0.8

Derivative Contracts (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2009	Mar. 31, 2007	Jun. 30, 2009 Foreign Exchange Contract	Jun. 30, 2010 Commodity Contract	Jun. 30, 2009 Commodity Contract	Jun. 30, 2009 Commodity Contract Forward sale	Jun. 30, 2009 Commodity Contract Zero cost collar
Maturity date, beginning						Jul 23, 2009	Jul 23, 2009
Maturity date, ending			Jul 15, 2009			Jun 23, 2010	Jun 23, 2010
Forward sales, Notional	$ 274	$ 550.8	$ 274
Forward sales, Strike Price			0.1236
Financial instruments, Notional Mts						8,705	8,705
Financial instruments, copper price, average				6,679	4,057	5,001
Financial instruments, copper price, minimum							4,600
Financial instruments, copper price, maximum							5,400

Interest Paid Included in Net Cash Provided by Operating Activities (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Interest paid before capitalization	$ 71.7	$ 137.5	$ 142.5

ADDITIONAL CASH FLOW INFORMATION - Additional Information (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Gain (Loss) on mark-to-market of listed investments	$ 24.9	$ (122.4)	$ 43.1

Commitment (Detail) In Millions	Jun. 30, 2010 USD ( $)	Jun. 30, 2009 USD ( $)	Jun. 30, 2010 South Africa Capital expenditure -authorized ZAR	Jun. 30, 2010 South Africa Capital expenditure -authorized USD ( $)	Jun. 30, 2010 South Africa Capital expenditure -authorized South Deep Gold Mine USD ( $)		Jun. 30, 2009 South Africa Capital expenditure -authorized South Deep Gold Mine USD ( $)		Jun. 30, 2010 South Africa Capital expenditure -authorized Driefontein USD ( $)	Jun. 30, 2009 South Africa Capital expenditure -authorized Driefontein USD ( $)	Jun. 30, 2010 South Africa Capital expenditure -authorized Kloof USD ( $)	Jun. 30, 2009 South Africa Capital expenditure -authorized Kloof USD ( $)	Jun. 30, 2010 South Africa Capital expenditure -authorized Beatrix Division of GFI Mining South Africa Pty Limited USD ( $)	Jun. 30, 2009 South Africa Capital expenditure -authorized Beatrix Division of GFI Mining South Africa Pty Limited USD ( $)	Jun. 30, 2010 Ghana Capital expenditure -authorized Tarkwa Mine USD ( $)	Jun. 30, 2009 Ghana Capital expenditure -authorized Tarkwa Mine USD ( $)	Jun. 30, 2010 Ghana Capital expenditure -authorized Damang USD ( $)	Jun. 30, 2009 Ghana Capital expenditure -authorized Damang USD ( $)	Jun. 30, 2010 Australia Capital expenditure -authorized St Ives USD ( $)	Jun. 30, 2009 Australia Capital expenditure -authorized St Ives USD ( $)	Jun. 30, 2010 Australia Capital expenditure -authorized Agnew USD ( $)	Jun. 30, 2009 Australia Capital expenditure -authorized Agnew USD ( $)	Jun. 30, 2010 Peru Capital expenditure -authorized Cerro Corona USD ( $)	Jun. 30, 2009 Peru Capital expenditure -authorized Cerro Corona USD ( $)	Jun. 30, 2010 Other Countries Capital expenditure -authorized USD ( $)	Jun. 30, 2009 Other Countries Capital expenditure -authorized USD ( $)	Jun. 30, 2010 Capital expenditure -contracted USD ( $)	Jun. 30, 2009 Capital expenditure -contracted USD ( $)
Commitments, Fair Value Disclosure	$ 1,252.8	$ 958.7	4,300	$ 600	$ 568.9	[1]	$ 435.7	[1]	$ 143.5	$ 141.6	$ 198.9	$ 194.3	$ 87.2	$ 82.3	$ 148.9	$ 35.8	$ 7.5	$ 8.2	$ 58.1	$ 14.9	$ 10.2	$ 1.4	$ 29.4	$ 44.2	$ 0.2	$ 0.3	$ 236.9	$ 131.4
Other guarantees	$ 2.6	$ 3.1

[1]	The capital expenditure for the South Deep capital development project is estimated at $1.1 billion (R8.4 billion) for the five year period 2010-2014. During fiscal 2010, $0.2 billion (R1.6 billion) was spent. Of the balance of $0.9 billion (R6.8 billion), $0.6 billion (R4.3 billion) has been authorised and is included in the above.

Commitment (Parenthetical) (Detail)	Jun. 30, 2010 USD ( $)	Jun. 30, 2009 USD ( $)	Jun. 30, 2010 South Africa Capital expenditure -authorized ZAR	Jun. 30, 2010 South Africa Capital expenditure -authorized USD ( $)	Jun. 30, 2010 South Africa Capital expenditure -authorized South Deep Gold Mine USD ( $)		Jun. 30, 2009 South Africa Capital expenditure -authorized South Deep Gold Mine USD ( $)		Jun. 30, 2010 South Deep Gold Mine ZAR	Jun. 30, 2010 South Deep Gold Mine USD ( $)
Capital expenditure for the South Deep capital development project, estimated									8,400,000,000	$ 1,100,000,000
Capital expenditure for the South Deep capital development project, amount spent									1,600,000,000	200,000,000
Capital expenditure for the South Deep capital development project, balance									6,800,000,000	900,000,000
Commitments	$ 1,252,800,000	$ 958,700,000	4,300,000,000	$ 600,000,000	$ 568,900,000	[1]	$ 435,700,000	[1]

[1]	The capital expenditure for the South Deep capital development project is estimated at $1.1 billion (R8.4 billion) for the five year period 2010-2014. During fiscal 2010, $0.2 billion (R1.6 billion) was spent. Of the balance of $0.9 billion (R6.8 billion), $0.6 billion (R4.3 billion) has been authorised and is included in the above.

COMMITMENTS - Additional Information (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009
Guarantees	$ 2.6	$ 3.1
Department of Minerals and Energy in South Africa
Guarantees	1.2
Guarantee Type, Other
Guarantees	1.4
Ghanaian and Australian Operations
Guarantees	45
Asset Retirement Obligation
Guarantees	$ 2.6

CONTINGENT LIABILITIES - Additional Information (Detail)	Jun. 30, 2010 Randgold and Exploration Summons ZAR	Jun. 30, 2010 Randgold and Exploration Summons USD ( $)	Jun. 30, 2010 South Deep Gold Mine
Randgold and Exploration summons, highest claims, computed on the basis of the highest prices of Resources and Uranium One between the dates of the alleged thefts and March 2008	11,000,000,000	$ 1,400,000,000
Randgold and Exploration summons, alternative claims, computed on the basis of the actual amounts allegedly received by Gold Fields Operations to fund its operations	519,000,000	$ 64,400,000
Gold Fields Operations interest in the South Deep Mine			50.00%

LINES OF CREDIT - Additional Information (Detail) (USD $) In Millions	Jun. 30, 2010	Jun. 30, 2009
Unused lines of credit	$ 1,173.7	$ 632.6

RELATED PARTY TRANSACTIONS - Additional Information (Detail) In Millions, except Share data, unless otherwise specified	Jun. 30, 2010 New Africa Mining Fund USD ( $)	Mar. 15, 2004 Mvelaphanda Resources Limited ZAR	Mar. 15, 2004 Mvelaphanda Resources Limited USD ( $)	Jul. 10, 2002 Mvelaphanda Resources Limited	Mar. 15, 2004 Mvelaphanda Resources Limited Preference Shares ZAR	Mar. 15, 2004 Mvelaphanda Resources Limited Ordinary Shares ZAR	Jun. 30, 2010 Rand Refinery Limited USD ( $)	Jun. 30, 2009 Rand Refinery Limited USD ( $)	Jun. 30, 2008 Rand Refinery Limited USD ( $)	Nov. 21, 2010 Rand Refinery Limited	Jun. 30, 2010 Absa Credit Facilities [Member]	Apr. 21, 2009 Peotona Gold (Proprietary) Limited	Apr. 21, 2009 Peotona Gold (Proprietary) Limited Gold Fields Operations Western Areas Prospecting (Proprietary) Limited	Apr. 21, 2009 Peotona Gold (Proprietary) Limited Western Areas Prospecting (Proprietary) Limited	Apr. 21, 2009 Gold Fields Operations Western Areas Prospecting (Proprietary) Limited
Contribution to New Africa Mining Fund	$ 4.2
Commitment to fund the New Africa Mining Fund	6.6
Commitment to fund the New Africa Mining Fund, original commitment period (in years)	6
Commitment to fund the New Africa Mining Fund, original commitment expiration date	Feb 28, 2009
Follow on investments, maximum amount allowed	7.4
Follow on investments, maximum amount allowed, Gold Fields portion	0.7
Participation rights in new projects to related parties, minimum				5.00%
Participation rights in new projects to related parties, maximum				15.00%
Participation rights in new projects to related parties, description of consideration				In consideration for the transaction Mvela was obligated to issue the Company with options to subscribe in tranches for ordinary shares, consisting of one ordinary share and one unsecured debenture issued by Mvela, in Mvela at a 10% premium to the five day weighted average trading price on the JSE.
Participation rights in new projects to related parties, options issued under this arrangement				4,047,858
Beneficial interest in the Group's South African mining operations acquired by related party, percentage		15.00%	15.00%
Beneficial interest in the Group's South African mining operations acquired by related party, total cash consideration		4,100	591.3
Vendor financing provided to Mvela		300	47.6		200	100
Interest holding in Rand Refinery							34.90%
Refining fees paid to Rand Refinery							$ 2.4	$ 1.8	$ 2.2
Agrement with GFL Mining Services Limited regarding Gold Fields' South African gold production, maximum percentage allowed to sell										50.00%
R1 billion 364-day revolving credit facility expiration date											On May 15, 2009, a R1 billion 364-day revolving credit facility with Absa Capital, a division of Absa Bank Limited, expired. On November 10, 2009, a R500 million 364-day revolving credit facility with Absa Capital also expired.
Cheryl A. Carolus, a non-executive director of Gold Fields, ownership interest												33.00%
Ownership interest in Western Areas Prospecting (Proprietary) Limited														26.00%	74.00%
Option to acquire Peotona Gold interest in Western Areas Prospecting (Proprietary) Limited													26.00%

Segment Results (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010		Jun. 30, 2009		Jun. 30, 2008
Statement of operations
Revenue	$ 4,164.3		$ 3,228.3		$ 3,206.2
Operating costs	(2,647.6)	[1]	(2,085.3)	[2]	(2,056.3)	[3]
Gold inventory change	29.4	[4]	34.7	[4]	6.4	[4]
Operating profit	1,546.1		1,177.7		1,156.3
Amortization and depreciation	(631.3)		(433.5)		(400.5)
Net operating profit/(loss)	914.8		744.1		755.8
Exploration expenditure / costs	(82.5)		(58)		(39.8)
Other items as detailed in statement of operations	19.1		(134.9)		124.8
Current income and mining taxes	(234)		(172.9)		(195.1)
Deferred income and mining taxes	(124.4)		(91.7)		(76.1)
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	493		286.6		569.6
Balance sheet
Total assets	9,181.4		8,335.1		8,022
Total liabilities excluding deferred tax	2,052.8		2,006.3		2,322.3
Deferred tax liability/(asset)	990.2		824.8		724.1
Capital expenditure	913.1		760.3		1,154.4
South Africa | Driefontein
Statement of operations
Revenue	770.9		726.5		756.8
Operating costs	(505.6)	[1]	(391.8)	[2]	(403.4)	[3]
Operating profit	265.3		334.7		353.4
Amortization and depreciation	(82)		(69.4)		(75.4)
Net operating profit/(loss)	183.3		265.3		278
Other items as detailed in statement of operations	(12)		(21)		(14)
Current income and mining taxes	(32.6)		(66.9)		(68.9)
Deferred income and mining taxes	(26.5)		(19.6)		(25.5)
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	112.2		157.8		169.6
Balance sheet
Total assets	1,076.5		968		935
Total liabilities excluding deferred tax	307.2		324.4		220.6
Deferred tax liability/(asset)	263.6		222.6		202.2
Capital expenditure	150.3		114.8		139.8
South Africa | Kloof
Statement of operations
Revenue	613.2		562.3		660.9
Operating costs	(451.8)	[1]	(342.3)	[2]	(370)	[3]
Operating profit	161.4		220		290.9
Amortization and depreciation	(105.6)		(76.9)		(81.3)
Net operating profit/(loss)	55.8		143.1		209.6
Other items as detailed in statement of operations	(14.1)		(17)		(10.4)
Current income and mining taxes	(3.7)		(28.2)		(44.5)
Deferred income and mining taxes	(15.4)		(12.2)		(24.3)
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	22.6		85.7		130.4
Balance sheet
Total assets	661.3		725.4		747.9
Total liabilities excluding deferred tax	142.8		224.9		175
Deferred tax liability/(asset)	236.9		208		195.9
Capital expenditure	145.7		106.4		123.5
South Africa | Beatrix Division of GFI Mining South Africa Pty Limited
Statement of operations
Revenue	424.7		339.1		359.7
Operating costs	(299.9)	[1]	(226.1)	[2]	(237.2)	[3]
Operating profit	124.8		113		122.5
Amortization and depreciation	(71.5)		(48.3)		(40.2)
Net operating profit/(loss)	53.3		64.7		82.3
Other items as detailed in statement of operations	(6.4)		(7)		(8.2)
Current income and mining taxes	(1)		(0.1)		(0.2)
Deferred income and mining taxes	(18.6)		(21.8)		(28.2)
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	27.3		35.8		45.7
Balance sheet
Total assets	140.5		262.2		341.9
Total liabilities excluding deferred tax	(114.9)		69.4		78.3
Deferred tax liability/(asset)	107.5		83.5		59.6
Capital expenditure	85.8		69.9		79.3
South Africa | South Deep Gold Mine
Statement of operations
Revenue	288.7		155.2		184.6
Operating costs	(220.9)	[1]	(131.9)	[2]	(173.8)	[3]
Operating profit	67.8		23.3		10.8
Amortization and depreciation	(59.7)		(31.4)		(31.9)
Net operating profit/(loss)	8.1		(8.1)		(21.1)
Other items as detailed in statement of operations	(24.8)		6.1		(11.7)
Current income and mining taxes	(0.5)				0
Deferred income and mining taxes	6.5	[5]	0.8	[5]	13.2	[5]
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	(10.7)		(1.2)		(19.6)
Balance sheet
Total assets	132		146.9		138.9
Total liabilities excluding deferred tax	78.9		83.7		74.6
Capital expenditure	212.8		113.3		107.9
Ghana | Tarkwa Mine
Statement of operations
Revenue	790.1		537.2		531.5
Operating costs	(387)	[1]	(338.1)	[2]	(283.2)	[3]
Gold inventory change	11.4	[4]	18	[4]	4.9	[4]
Operating profit	414.5		217.1		253.2
Amortization and depreciation	(111)		(55)		(45.6)
Net operating profit/(loss)	303.5		162.1		207.6
Other items as detailed in statement of operations	(10.9)		(14.3)		0.1
Current income and mining taxes	(70.3)		(16.1)		(45.6)
Deferred income and mining taxes	(34.4)		(31.8)		(14.3)
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	187.9		99.9		147.8
Balance sheet
Total assets	1,059		939.3		745.9
Total liabilities excluding deferred tax	144.6		165		125.7
Deferred tax liability/(asset)	180		145.6		113.8
Capital expenditure	148.6		201.1		212
Ghana | Damang
Statement of operations
Revenue	226.9		175.7		160.4
Operating costs	(130.7)	[1]	(132.4)	[2]	(118.1)	[3]
Gold inventory change	(2.1)	[4]	2.3	[4]	10.6	[4]
Operating profit	94.1		45.6		52.9
Amortization and depreciation	(17.2)		(18.8)		(13.9)
Net operating profit/(loss)	76.9		26.8		39
Other items as detailed in statement of operations	(3.3)		(9.6)
Current income and mining taxes	(28.3)		(8.3)		(7.5)
Deferred income and mining taxes	0.5		0.3		(5.6)
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	45.8		9.2		25.9
Balance sheet
Total assets	177.4		152.6		139.6
Total liabilities excluding deferred tax	36.7		28.8		25.4
Deferred tax liability/(asset)	17.1		17.6		17.9
Capital expenditure	29.8		16.9		28.1
Australia | St Ives and Agnew
Statement of operations
Revenue	638.4		548.5		511.1
Operating costs	(398.2)	[1]	(330.3)	[2]	(323.9)	[3]
Gold inventory change	12.9	[4]	(1.1)	[4]	(27.3)	[4]
Operating profit	253.1		217.1		159.9
Amortization and depreciation	(116.8)		(104.9)		(106.7)
Net operating profit/(loss)	136.3		112.2		53.2
Other items as detailed in statement of operations	(5.8)		0.4		9.4
Current income and mining taxes	(16.5)		(21)		(12.7)
Deferred income and mining taxes	(34.7)		(21.8)		(13.1)
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	79.3		69.8		36.8
Balance sheet
Total assets	1,082.6		872.7		962.6
Total liabilities excluding deferred tax	157.9		127.4		135.8
Deferred tax liability/(asset)	138.2		95.5		86.5
Capital expenditure	158.2		99.6		141
Venezuela | Choco 10
Statement of operations
Revenue					41.2
Operating costs					(26.3)	[3]
Gold inventory change					(1.2)	[4]
Operating profit					13.7
Amortization and depreciation					(2.5)
Net operating profit/(loss)					11.2
Exploration expenditure / costs					(1.2)
Other items as detailed in statement of operations					(3.2)
Current income and mining taxes					(0.7)
Deferred income and mining taxes					0.1
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES					6.2
Balance sheet
Capital expenditure					9.6
Peru | Cerro Corona
Statement of operations
Revenue	411.4		183.8
Operating costs	(135)	[1]	(86.4)	[2]
Gold inventory change	1.3	[4]	4.1	[4]
Operating profit	277.7		101.5
Amortization and depreciation	(55.3)		(38.9)
Net operating profit/(loss)	222.4		62.6
Other items as detailed in statement of operations	(53.2)		(17.8)
Current income and mining taxes	(51.2)		(16.1)
Deferred income and mining taxes	(27)		(3.3)
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	91		25.4
Balance sheet
Total assets	886		820.9		808.5
Total liabilities excluding deferred tax	218		274.7		386.2
Deferred tax liability/(asset)	33.3		6.3		3
Capital expenditure	85.6		116.8		348.4
Corporate and Other
Statement of operations
Amortization and depreciation	(19.1)		(16.2)		(21.2)
Net operating profit/(loss)	(19.1)		(16.2)		(21.2)
Exploration expenditure / costs	(80.9)		(56.4)		(45.1)
Other items as detailed in statement of operations	145.2		(74.8)		176.7
Current income and mining taxes	(29.9)		(16.2)		(15)
Deferred income and mining taxes	3.5		21.1		25.7
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	18.8		(142.5)		121.1
Balance sheet
Total assets	3,812.6		3,208.2		3,044.3
Total liabilities excluding deferred tax	1,109.2		743.5		645.1
Deferred tax liability/(asset)	(33)		(18.8)		(1.2)
Capital expenditure	4.5		10.3		59.9
Reconciling items
Statement of operations
Operating costs	(118.5)	[1]	(106)	[2]	(120.4)	[3]
Gold inventory change	5.9	[4]	11.4	[4]	19.4	[4]
Operating profit	(112.6)		(94.6)		(101)
Amortization and depreciation	6.9		26.3		18.2
Net operating profit/(loss)	(105.7)		(68.4)		(82.8)
Exploration expenditure / costs	(1.6)		(1.6)		6.5
Other items as detailed in statement of operations	4.4		20.1		(13.9)
Deferred income and mining taxes	21.7		(3.4)		(4.1)
INCOME BEFORE IMPAIRMENT OF INVESTMENT IN EQUITY INVESTEE AND SHARE OF EQUITY INVESTEES' LOSSES	(81.2)		(53.3)		(94.3)
Balance sheet
Total assets	153.6		238.9		157.4
Total liabilities excluding deferred tax	(27.6)		(35.5)		455.6
Deferred tax liability/(asset)	46.6		64.5		46.4
Capital expenditure	$ (108.2)		$ (88.8)		$ (95.1)

[1]	Operating costs for management reporting purposes includes: Corporate expenditure- $47.5 million, Environmental rehabilitation- $19.3 million and Employee termination costs- $10.2 million, which are not included in production costs under U.S. GAAP. In addition, gold inventory change is included in production costs under U.S. GAAP.
[2]	Operating costs for management reporting purposes includes: Corporate expenditure- $35.5 million, Environmental rehabilitation- $13.9 million and Employee termination costs- $21.0 million, which are not included in production costs under U.S. GAAP. In addition, gold inventory change is included in production costs under U.S. GAAP.
[3]	Operating costs for management reporting purposes includes: Corporate expenditure- $41.0 million, Environmental rehabilitation- $12.0 million and Employee termination costs- $16.2 million, which are not included in production costs under U.S. GAAP. In addition, gold inventory change is included in production costs under U.S. GAAP.
[4]	Reflects the change in quantity and value of broken ore and ore on the heap leach pad during the financial year.
[5]	Indicative as tax is provided in the holding companies of South Deep

Segment Results (Parenthetical) (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Corporate expenditure	$ 47.5	$ 35.5	$ 41
Environmental rehabilitation	19.3	13.9	12
Employee termination costs	$ 10.2	$ 21	$ 16.2

Breakdown of Reconciling Items (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010		Jun. 30, 2009		Jun. 30, 2008
Operating costs	$ (2,647.6)	[1]	$ (2,085.3)	[2]	$ (2,056.3)	[3]
Gold inventory	29.4	[4]	34.7	[4]	6.4	[4]
Amortization and depreciation	(631.1)		(433.5)		(400.5)
Exploration expenditure / costs	(82.4)		(58)		(39.8)
Other items as detailed in statement of operations	19.1		(134.9)		124.8
Liabilities excluding deferred income and mining taxes	2,052.8		2,006.3		2,322.3
Assets	9,181.4		8,335.1
South Deep Gold Mine | Reconciling items | Business Combination
Assets	544.5	[5]	512.9	[5]	516	[5]
Choco 10 | Reconciling items | Profit on Sale
Other items as detailed in statement of operations					7.1	[6],[7]
Reconciling items
Operating costs	(118.5)	[1]	(106)	[2]	(120.4)	[3]
Gold inventory	5.9	[4]	11.4	[4]	19.4	[4]
Amortization and depreciation	6.9		26.3		18.2
Exploration expenditure / costs	(1.6)	[8]	(1.6)	[8]	6.5	[8]
Other items as detailed in statement of operations	4.4		20.1		(13.9)
Liabilities excluding deferred income and mining taxes	(27.6)		(35.5)		455.6
Assets	153.6		238.9		157.4
Reconciling items | On-mine exploration
Operating costs	(18.3)	[8]	(24.3)	[8]	(25.8)	[8]
Assets	(206.2)	[8]	(172.6)	[8]	(164.5)	[8]
Reconciling items | Provision for rehabilitation
Operating costs	1.7	[9]	4.7	[9]	2.9	[9]
Amortization and depreciation	3.1	[9]	1.3	[9]	(0.4)	[9]
Liabilities excluding deferred income and mining taxes	(27.6)	[9]	(44)	[9]	(35.7)	[9]
Assets	(18)	[9]	(40)	[9]	(37.7)	[9]
Reconciling items | Cut Backs
Operating costs	(90)	[10]	(64.3)	[10]	(67.1)	[10]
Amortization and depreciation	54.6	[10]	13.1	[10]	14.1	[10]
Assets	(210.9)	[10]	(174.6)	[10]	(124.3)	[10]
Reconciling items | Deferred Stripping
Operating costs	(11.9)	[11]	(22.1)	[11]	(30.4)	[11]
Assets	(84.8)	[11]	(107.7)	[11]	(99.8)	[11]
Reconciling items | Inventory
Gold inventory	4.5	[12]	6.3	[12]	18.4	[12]
Assets	18.8	[12]	14.2	[12]	8.5	[12]
Reconciling items | Inventory Stockpiles
Gold inventory	1.4	[13]	5.1	[13]	1	[13]
Assets	(2)	[13]	(3.4)	[13]	(8.4)	[13]
Reconciling items | Business Combination | Formation of Original Gold Fields
Amortization and depreciation	(5.3)	[14]	(5)	[14]	(7.8)	[14]
Assets	94.9	[14]	94	[14]	100.3	[14]
Reconciling items | Business Combination | Gold Fields Limited
Amortization and depreciation	(3.3)	[15]	(2.8)	[15]	(3.4)	[15]
Assets	38.6	[15]	39.3	[15]	42.7	[15]
Reconciling items | Business Combination | St Ives and Agnew
Amortization and depreciation	0.5	[16]	0.7	[16]	1	[16]
Assets	(2.3)	[16]	(2.6)	[16]	(3.5)	[16]
Reconciling items | Business Combination | Abosso Goldfields Limited
Amortization and depreciation	0.1	[17]	0.2	[17]	0.2	[17]
Assets	(1.1)	[17]	(1.2)	[17]	(1.4)	[17]
Reconciling items | Amortization of Reserves
Amortization and depreciation	(37.6)	[18]	0.6	[18]	(3.7)	[18]
Assets	(113.7)	[18]	(70.5)	[18]	(85.4)	[18]
Reconciling items | Amortization inclusion of future costs
Amortization and depreciation	1.4	[19]	19.9	[19]	18.2	[19]
Assets	64.4	[19]	63	[19]	50.2	[19]
Reconciling items | Amortization Interest capitalized
Amortization and depreciation	(6.6)	[20]	(1.7)	[20]
Assets	(6.6)	[20]
Reconciling items | Impairment in Value of Asset
Other items as detailed in statement of operations			(0.2)	[21]	(4.4)	[21]
Reconciling items | Impairment in Value of Asset | Agnew
Assets	(44)	[22]	(40.5)	[22]	(48.6)	[22]
Reconciling items | Interest Paid | Mvelaphanda Resources Limited
Other items as detailed in statement of operations			(32.4)	[23]	(51.4)	[23]
Liabilities excluding deferred income and mining taxes					170.2	[23]
Reconciling items | Debt Insurance Costs | Mvelaphanda Resources Limited
Other items as detailed in statement of operations			(0.5)	[23]	(0.9)	[23]
Liabilities excluding deferred income and mining taxes					4	[23]
Assets					0.6	[23]
Reconciling items | Profit on Close Out of Hedge | Mvelaphanda Resources Limited
Other items as detailed in statement of operations			4.9	[23]	8.1	[23]
Reconciling items | Capitalised Interest
Other items as detailed in statement of operations	(5.2)	[13]	51.7	[13]	26.4	[13]
Assets	98.7	[20]	97.5	[20]	40.1	[20]
Reconciling items | Other Expense
Other items as detailed in statement of operations	9.6		(3.3)		1.2
Liabilities excluding deferred income and mining taxes			8.5		4.9
Reconciling items | Fair Value Hedge Accounting | Mvelaphanda Resources Limited
Liabilities excluding deferred income and mining taxes					5.5	[23]
Reconciling items | Classification of Instrument | Mvelaphanda Resources Limited
Liabilities excluding deferred income and mining taxes					306.7	[23]
Reconciling items | Amortization cut off between development and production
Assets			34.5	[24]	41.5	[24]
Reconciling items | Investments in affiliates
Assets	$ (16.7)	[25]	$ (3.4)	[25]	$ (68.9)	[25]

[1]	Operating costs for management reporting purposes includes: Corporate expenditure- $47.5 million, Environmental rehabilitation- $19.3 million and Employee termination costs- $10.2 million, which are not included in production costs under U.S. GAAP. In addition, gold inventory change is included in production costs under U.S. GAAP.
[2]	Operating costs for management reporting purposes includes: Corporate expenditure- $35.5 million, Environmental rehabilitation- $13.9 million and Employee termination costs- $21.0 million, which are not included in production costs under U.S. GAAP. In addition, gold inventory change is included in production costs under U.S. GAAP.
[3]	Operating costs for management reporting purposes includes: Corporate expenditure- $41.0 million, Environmental rehabilitation- $12.0 million and Employee termination costs- $16.2 million, which are not included in production costs under U.S. GAAP. In addition, gold inventory change is included in production costs under U.S. GAAP.
[4]	Reflects the change in quantity and value of broken ore and ore on the heap leach pad during the financial year.
[5]	Business combinations-purchase of South Deep For management reporting purposes, traded equity securities issued as consideration in a business combination are valued on the date they are issued. Under US GAAP, traded equity securities issued as consideration in a business combination are valued a few days before and after the terms of the transaction are announced. For management reporting purposes, the entire interest acquired in South Deep was fair value upon gaining a controlling interest. Under US GAAP, only the additional interest acquired was accounted for at fair value; assets acquired before obtaining control are stated at historical carrying amounts. In addition, US GAAP requires retrospective equity accounting from the date the interest is acquired until the Group obtains control and the investment becomes a subsidiary. For management reporting purposes no retrospective equity accounting is applied. For management reporting purposes, any excess arising over the purchase price paid and the fair value of the net identifiable assets and liabilities acquired for additional interests in subsidiaries from non-controlling shareholders are recorded directly in equity ('economic entity model'). Under US GAAP, prior to July 1, 2009 any excess over the purchased price paid and the fair value of the net identifiable assets and liabilities are recorded as goodwill ('parent company model').
[6]	Business combination-purchase of Bolivar For management reporting purposes, the entire interest acquired was fair valued upon gaining a controlling interest. Under US GAAP, only the additional interest acquired was fair valued. In addition, US GAAP requires retrospective equity accounting from the date the interest is acquired until the Group obtains control and the investment becomes a subsidiary. For management reporting purposes no retrospective equity accounting was applied.
[7]	Profit on disposal of Choco 10 The carrying value of assets and liabilities for management reporting purposes is different to that under US GAAP, which results in a different profit on disposal. See footnote (e), Business combination-purchase of Bolivar.
[8]	Exploration costs For management reporting purposes, exploration costs are capitalized from the date the drilling program confirms sufficient evidence of mineralization to proceed with a feasibility study. Under US GAAP, exploration costs are capitalized from the date a bankable feasibility study is completed.
[9]	Provision for rehabilitation Amortization of rehabilitation asset The rehabilitation asset's carrying value for management reporting purposes is different to that under US GAAP, which results in a different amortization charge. Revisions to the asset retirement obligation For management reporting purposes, all changes in the carrying amount of the obligation are recognized as an increase or decrease in the carrying amount of the associated capitalized retirement cost. Due to differences in the capitalized retirement cost between management reporting and US GAAP, differences could arise. Changes resulting from revisions in the timing or amount of estimated cash flows are recognized as an increase or decrease in the carrying amount of the asset retirement obligation and the associated capitalized retirement cost for US GAAP. In addition, the current discount rate is applied to measure the retirement obligation for management reporting purposes. Under US GAAP any decreases in the asset retirement obligation as a result of downward revisions in cash flow estimates should be treated as a modification of an existing asset retirement obligation, and should be measured at the historical discount rate used to measure the initial asset retirement obligation.
[10]	Cut-backs For management reporting purposes, waste laybacks at surface operations are capitalized as mine development costs. Under US GAAP, once the production phase of a mine has commenced, waste laybacks are considered variable production costs that should be included as a component of inventory to be recognized in Production costs exclusive of depreciation and amortization in the same period as the revenue from the sale of inventory. As a result, capitalization of waste laybacks is appropriate only to the extent product inventory exists at the end of a reporting period.
[11]	Deferred stripping For management reporting purposes, the Company defers the waste stripping costs in excess of the expected average pitlife stripping ratio. Under US GAAP, waste stripping costs are considered costs of the extracted minerals and recognized as a component of inventory to be recognized in production costs exclusive of depreciation and amortization in the same period as the revenue from the sale of inventory.
[12]	Inventory Under US GAAP additional amortization, waste normalization and cut backs expensed are included in the cost of inventory produced. No such absorption of costs occurred for management reporting purposes. Additionally, for management reporting purposes, no adjustment is required to record inventory at net realizable value. Under US GAAP, due to the impact of the amortization adjustments on the inventory valuation, an adjustment is required to record inventory at net realizable value.
[13]	Inventory stockpiles For management reporting purposes, previous impairment charges writing down stockpiles to net realizable values are reversed when the net realizable rises above the original cost. Under US GAAP, the net realizable value is deemed the new base cost and impairment charges are not reversed.
[14]	Business combination-formation of Original Gold Fields For management reporting purposes, the formation of Original Gold Fields was accounted for as a uniting-of-interests. Under US GAAP, the Company accounted for the assets and liabilities acquired from Gold Fields of South Africa Limited at historical cost, and the assets and liabilities acquired from Gencor and outside shareholders as a purchase.
[15]	Business combination-formation of Gold Fields For management reporting purposes, the difference between the purchase price and net asset value of acquired assets that arose on this transaction was set-off against shareholders' equity. Under US GAAP, the excess purchase price was capitalized to property, plant and equipment and is being amortized over its useful life.
[16]	Business combination-purchase of St. Ives and Agnew For management reporting purposes, traded equity securities issued as consideration in a business combination are valued on the date they are issued. Under US GAAP, traded equity securities issued as consideration in a business combination are valued a few days before and after the terms of the transaction are announced.
[17]	Business combination-purchase of Abosso For management reporting purposes, traded equity securities issued as consideration in a business combination are valued on the date they are issued. Under US GAAP, traded equity securities issued as consideration in a business combination are valued a few days before and after the terms of the transaction are announced.
[18]	Amortization of reserves For management reporting purposes, a portion of ore resources at the Australian operations, based on the philosophy of "endowment", is used for calculating depreciation and amortization. Under US GAAP, depreciation and amortization is calculated based upon existing proven and probable reserves.
[19]	Amortization-inclusion of future costs For management reporting purposes, future mine development costs are included in mining assets in calculating depreciation and amortization at the Australian operations. Under US GAAP, future development costs are not included in the calculation of depreciation and amortization.
[20]	Interest capitalization For management reporting purposes, borrowing costs were historically capitalized to the extent that qualifying assets are financed through specific debt financing or general outstanding debt not for any specific purpose other that funding the operations of the Group. Under US GAAP, total outstanding debt financing is taken into account in calculating the amount of borrowing cost to be capitalized.
[21]	Impairment of assets Prior to fiscal 2003, impairment charges were recorded for management purposes based on discounted cash flows, but not recorded under US GAAP, since the undiscounted cash flows exceeded the carrying amounts of the assets under US GAAP.
[22]	Impairment of Agnew For management reporting purposes the Agnew mine was not determined to be impaired. Under US GAAP the Agnew mine was determined to be impaired and an impairment charge was recognized.
[23]	Mvelaphanda transaction - Classification of instrument For management reporting purposes the Mvela loan was split between a debt component and an equity component. Under US GAAP the Mvela loan was classified as debt. - Interest paid Due to the classification of the Mvela loan as debt under US GAAP, additional interest was charged to the income statement. - Debt issuance cost For management reporting purposes debt issuance cost is set off against debt. Under US GAAP debt issuance cost was recorded as a deferred cost within accounts receivable. - Fair value hedge accounting For management reporting purposes only the amortizing swap was treated as a fair value hedge in relation to the debt component of the Mvela loan. Under US GAAP both the amortizing and accreting swap were treated as a fair value hedge as the entire loan is classified as debt. - Profit on close out of hedge For management reporting purposes the profit on close-out of the interest rate swaps was accounted for in earnings at the time the swaps were closed out. Under US GAAP the profit was deferred and amortized to earnings over the life of the hedged item.
[24]	Amortization-cut-off between development and production For Group reporting purposes, the cut-off point between the development phase of mining and the production phase of mining is determined when the operation reaches a predetermined cut-off point of commercial levels of production. Costs are capitalized during the development phase of mining and expensed to working costs when the production phase commences. Under US GAAP, the production phase commences when more than a de minimus amount of ore has been extracted from the ore body.
[25]	Investments in equity investees For management reporting purposes, Gold Fields' share of an equity investee's losses in fiscal 2010, 2009 and 2008 was based on the latest available results of the equity investee at the time of preparation of the management report (results through March 31, 2010, 2009 and 2008). Under US GAAP, Gold Fields' share of the equity investee's losses was based on results of the equity investee through June 30, 2010, 2009 and 2008. In addition under US GAAP, Gold Fields' investment in an equity investee was written down to the market value of the investment at June 30, 2008, but not recorded for management reporting purposes. At June 30, 2009, Gold Fields investment in the equity investee was written down to market value for both management reporting purposes and U.S. GAAP.

SUBSEQUENT EVENTS - Additional Information (Detail) (USD $)	12 Months Ended	1 Months Ended			1 Months Ended		1 Months Ended
	Jun. 30, 2010	Aug. 05, 2010 GFI Mining South Africa (Proprietary) Limited	Aug. 05, 2010 GFI Mining South Africa (Proprietary) Limited Broad-based BEE consortium (BEECO)	Aug. 05, 2010 GFI Mining South Africa (Proprietary) Limited Broad-based BEE consortium (BEECO) Legacy Assets	Aug. 05, 2010 South Deep Gold Mine Broad-based BEE consortium (BEECO)	Aug. 05, 2010 South Deep Gold Mine Mining Properties and Mineral Rights	Sep. 20, 2010 Far Southeast (FSE) Deposit	Sep. 30, 2010 Far Southeast (FSE) Deposit Initial Payment Lepanto Consolidated Mining Company	Sep. 30, 2010 Far Southeast (FSE) Deposit Initial Payment Liberty Express Assets	Sep. 20, 2010 Far Southeast (FSE) Deposit Option Payment, 12 Months Liberty Express Assets	Sep. 20, 2010 Far Southeast (FSE) Deposit Option Payment, 18 Months	Sep. 20, 2010 Far Southeast (FSE) Deposit Option Payment, 18 Months Lepanto Consolidated Mining Company	Sep. 20, 2010 Far Southeast (FSE) Deposit Option Payment, 18 Months Liberty Express Assets	Sep. 30, 2010 Notes 4.875 Percent Due October 7th 2021
GFIMSA Employee Share Ownership Plan		Employee Share Ownership Plan (ESOP)—under the ESOP, Gold Fields, through its subsidiary GFI Mining South Africa (Pty) Limited (“GFIMSA”), a company that controls the South African assets, issued 13,525,394 unencumbered Gold Fields shares to approximately 47,100 GFIMSA employees on November 19, 2010. The issue of shares will represent an effective 10.75% in GFIMSA. The shares were issued to a trust. “Thusano”, which will house and administer the shares on behalf of the employees for 15 years. The shares carry full voting rights.
Estimated Gold Fields Limited shares will be issued to GFIMSA Employee Stock Ownership Plan		13,525,394
Number of GFIMSA employees in ESOP		47,100
ESOP shares will represent effective percentage of GFIMSA		10.75%
Estimated Gold Fields Limited shares will be issued to BEECO			600,000
Percentage of ownership interests sold to BEECO				1.00%	10.00%
BEECO acquisition of South Deep interest					Through a vendor financed deal, BEECO will acquire 10% of South Deep in a phased approach but at no cost to the empowerment consortium. The consortium will hold 10% of South Deep in the form of B-class shares with full ownership and voting rights.
BEECO dividends from South Deep interest					B-class shareholders will be entitled to a cumulative preference dividend of R20 million per annum for the first 10 years. Thereafter, the dividend will reduce in equal proportion as the B-class shares are converted to ordinary shares. One-third of the B-class shares will convert to ordinary shares after 10 years and every five years thereafter, one-third will convert until all the B-class shares fully convert to ordinary shares.
Term of BEECO ownership interest					30
Term of new-order mining right grant						30
Option agreement with Lepanto Consolidated Mining Company and Liberty Express Assets to acquire undeveloped gold-copper Far Southeast (FSE) deposit							60.00%
Pre-agreed acquisition price for a 60% interest in FSE	$ 43,000,000						$ 340,000,000	$ 10,000,000	$ 44,000,000	$ 66,000,000	$ 220,000,000	$ 110,000,000	$ 110,000,000
The total pre-agreed acquisition Determination of mineral resource							While there has not been sufficient work completed to declare a mineral resource for FSE, drilling undertaken over a number of years indicates the presence of a large, concealed gold-copper mineralised porphyry system. More than 80 diamond drill holes totalling more than 35,000 metres have intersected a mineralized zone with approximate dimensions of 900 metres east-west by 900 metres north-south by 900 metres vertical. Within this zone Gold Fields considers that mineralization is continuous.
Gold Fields Orogen Holding (BVI) Limited issued Notes unconditionally and irrevocably guaranteed by Gold Fields Limited, GFI Mining South Africa (Proprietary) Limited, Gold Fields Operations Limited and Gold Fields Holdings Company (BVI) Limited														$ 1,000,000,000

Valuation and Qualifying Accounts (Detail) (USD $) In Millions	12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2008
Balance at beginning of period	$ 195.5	$ 186.4	$ 155.8
Charged to costs and expenses	8.3	17.5	34
Deduction	(0.1)	(2.7)	(4.2)
Foreign currency translation adjustment	(8.4)	(5.7)	0.8
Balance at end of period	$ 195.3	$ 195.5	$ 186.4